UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07332 and 811-08162

Name of Fund: BlackRock Funds III and Master Investment Portfolio

BlackRock Funds III

BlackRock Russell 1000® Index Fund

BlackRock ACWI ex-US Index Fund

BlackRock CoreAlpha Bond Fund

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

Master Investment Portfolio

Russell 1000® Index Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

S&P 500 Stock Master Portfolio

LifePath® Retirement Master Portfolio

LifePath 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Active Stock Master Portfolio

CoreAlpha Bond Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Government Money Market Master Portfolio

Treasury Money Market Master Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

2

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Russell 1000 Index Fund  |  of BlackRock Funds III

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s pro-longed debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock Russell 1000 Index Fund

Investment Objective

BlackRock Russell 1000 Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 9.50%, 9.40% and 9.52%, respectively, while the benchmark Russell 1000® Index returned 9.38%. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The index includes approximately 1000 of the largest securities based on a combination of their market-capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Following a highly volatile 2011, financial markets began the year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. US economic indicators were positive, with particularly encouraging reports from the labor market, and the outlook for the global economy brightened. As the investment environment improved and corporate earnings continued to be strong, US equities moved boldly higher through the first two months of 2012.

•

The rally softened in March when the tone of global news flow darkened. Investors reverted to risk averse mode and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the euro zone. In Spain, political leaders faced severe deficit and policymaking issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian sovereign debt rose to levels deemed unsustainable. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations.

•

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key power house for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries as consumers became more cautious in the mire of the financial situation in Europe. Many European countries fell into recession. In the United States, disappointing jobs reports in the second quarter dealt a crushing blow to sentiment for the US economy after the labor market had been a bright spot earlier in the year.

•

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, US stocks began a modest rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic. The US economy remained strong relative to other parts of the world and year-to-date, US stocks generally outperformed international equity markets, which experienced higher levels of volatility amid global uncertainty.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

BlackRock Russell 1000 Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

The unmanaged index measures the performance of the large-cap segment of the U.S. equity universe and covers approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2012

	Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	9.50%	4.31%	3.44%
Investor A	9.40	4.05	3.19
Class K	9.52	4.36	3.50
Russell 1000® Index	9.38	4.37	3.59

[5]	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,095.00	$1.15	$1,000.00	$1,023.77	$1.11	0.23%
Investor A	$1,000.00	$1,094.00	$2.29	$1,000.00	$1,022.68	$2.21	0.44%
Class K	$1,000.00	$1,095.20	$0.94	$1,000.00	$1,023.97	$0.91	0.18%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	5

About Fund Performance	BlackRock Russell 1000 Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that they might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charge: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Statement of Assets and Liabilities	BlackRock Russell 1000 Index Fund

June 30, 2012 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $50,845,676)	$53,270,893
Capital shares sold receivable	246,764
Receivable from administrator	8,686
Prepaid expenses	32,268

Total assets	53,558,611

Liabilities
Contributions payable to the Master Portfolio	246,764
Income dividends payable	239,896
Registration fees payable	2,191
Printing fees payable	37,567
Transfer agent fees payable	3,337
Service fees payable	424
Professional fees payable	19,860
Other accrued expenses payable	3,071

Total liabilities	553,110

Net Assets	$53,005,501

Net Assets Consist of
Paid-in capital	$51,051,286
Undistributed net investment income	9,729
Accumulated net realized loss allocated from the Master Portfolio	(480,731)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	2,425,217

Net Assets	$53,005,501

Net Asset Value
Institutional — Based on net assets of $25,494 and 2,500 shares outstanding, unlimited number of shares authorized, no par value	$10.20

Investor A — Based on net assets of $2,251,550 and 220,950 shares outstanding, unlimited number of shares authorized, no par value	$10.19

Class K — Based on net assets of $50,728,457 and 4,975,268 shares outstanding, unlimited number of shares authorized, no par value	$10.20

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	7

Statement of Operations	BlackRock Russell 1000 Index Fund

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$523,784
Dividends — affiliated	3,011
Securities lending — affiliated	7,762
Income — affiliated	3,018
Interest — unaffiliated	29
Expenses	(39,295)
Fees waived	1,173

Total income	499,482

Expenses
Administration	20,588
Service — Investor A	2,669
Registration	10,145
Transfer Agent — Institutional	20
Transfer Agent — Investor A	74
Transfer Agent — Class K	870
Professional	25,197
Printing	15,073
Offering costs	49,107
Miscellaneous	3,083
Recoupment of past waived fees — Investor A	48

Total expenses	126,874
Less administration fees waived	(20,588)
Less transfer agent fees waived — Institutional	(2)
Less transfer agent fees waived — Class K	(199)
Less transfer agent fees reimbursed — Institutional	(12)
Less transfer agent fees reimbursed — Class K	(671)
Less fees waived and/or reimbursed by administrator	(94,404)

Total expenses after fees waived and/or reimbursed	10,998

Net investment income	488,484

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments and financial futures contracts	(114,783)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	4,263,179

Total realized and unrealized gain	4,148,396

Net Increase in Net Assets Resulting from Operations	$4,636,880

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock Russell 1000 Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$488,484	$475,161
Net realized loss	(114,783)	(363,500)
Net change in unrealized appreciation/depreciation	4,263,179	(1,837,962)

Net increase (decrease) in net assets resulting from operations	4,636,880	(1,726,301)

Dividends to Shareholders From
Net investment income:
Institutional	(235)	(305)
Investor A	(18,119)	(10,478)
Class K	(468,537)	(456,242)
Net realized capital gain:
Institutional	—	(2)
Investor A	—	(55)
Class K	—	(2,391)
Tax return of capital:
Institutional	—	(7)
Investor A	—	(257)
Class K	—	(11,181)

Decrease in net assets resulting from dividends to shareholders	(486,891)	(480,918)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	129,191	50,933,540

Net Assets
Total increase in net assets	4,279,180	48,726,321
Beginning of period	48,726,321	—

End of period	$53,005,501	$48,726,321

Undistributed net investment income	$9,729	$8,136

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	9

Financial Highlights	BlackRock Russell 1000 Index Fund

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.40		$10.00

Net investment income[2]	0.09		0.13
Net realized and unrealized gain (loss)	0.80		(0.60)

Net increase (decrease) from investment operations	0.89		(0.47)

Dividends and distributions from:
Net investment income	(0.09)		(0.13)
Net realized capital gain	—		(0.00)[3]
Tax return of capital	—		(0.00)[3]

Total dividends and distributions	(0.09)		(0.13)

Net asset value, end of period	$10.20		$9.40

Total Investment Return[4,5]
Based on net asset value	9.50%		(4.72)%

Ratios to Average Net Assets[6,7]
Total expenses	0.78%	[8]	1.84% [9,10]

Total expenses after fees waived and/or reimbursed	0.23%	[8]	0.22% [9]

Net investment income	1.87%	[8]	1.86% [9]

Supplemental Data
Net assets, end of period (000)	$25		$24

Portfolio turnover of the Master Portfolio	21%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Russell 1000 Index Fund

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.39		$10.00

Net investment income[2]	0.08		0.13
Net realized and unrealized gain (loss)	0.80		(0.62)

Net increase (decrease) from investment operations	0.88		(0.49)

Dividends and distributions from:
Net investment income	(0.08)		(0.12)
Net realized capital gain	—		(0.00)[3]
Tax return of capital	—		(0.00)[3]

Total dividends and distributions	(0.08)		(0.12)

Net asset value, end of period	$10.19		$9.39

Total Investment Return[4,5]
Based on net asset value	9.40%		(4.93)%

Ratios to Average Net Assets[6,7]
Total expenses	0.89%	[8]	1.40% [9,10]

Total expenses after fees waived and/or reimbursed	0.44%	[8]	0.45% [9]

Net investment income	1.65%	[8]	1.80% [9]

Supplemental Data
Net assets, end of period (000)	$2,252		$1,918

Portfolio turnover of the Master Portfolio	21%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	11

Financial Highlights (concluded)	BlackRock Russell 1000 Index Fund

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.40		$10.00

Net investment income[2]	0.10		0.13
Net realized and unrealized gain (loss)	0.80		(0.60)

Net increase (decrease) from investment operations	0.90		(0.47)

Dividends and distributions from:
Net investment income	(0.10)		(0.13)
Net realized capital gain	—		(0.00)[3]
Tax return of capital	—		(0.00)[3]

Total dividends and distributions	(0.10)		(0.13)

Net asset value, end of period	$10.20		$9.40

Total Investment Return[4,5]
Based on net asset value	9.52%		(4.68)%

Ratios to Average Net Assets[6,7]
Total expenses	0.64%	[8]	1.11% [9,10]

Total expenses after fees waived and/or reimbursed	0.18%	[8]	0.18% [9]

Net investment income	1.91%	[8]	2.02% [9]

Supplemental Data
Net assets, end of period (000)	$50,728		$46,785

Portfolio turnover of the Master Portfolio	21%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock Russell 1000 Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Russell 1000 Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2012 was 15.15%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold without a front-end sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax return remains open for the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (the “Administrator” or “BTC”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.08% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	13

Notes to Financial Statements (continued)	BlackRock Russell 1000 Index Fund

fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended June 30, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$12
Class K	$671

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, and BTC contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.23% for Institutional, 0.48% for Investor A and 0.18% for Class K. BFA and BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior fiscal year received a waiver or reimbursement from BFA or BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BTC up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior fiscal year under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets and (2) BFA, BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2012, the Administrator recouped the following waivers previously recorded by the Fund:

Investor A	$48

On June 30, 2012, the amount subject to possible future recoupment under the expense limitation agreement is $214,245, which expires December 31, 2013.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Period March 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	—	$—	2,500	$25,000

Net increase	—	$—	2,500	$25,000

Investor A
Shares sold	19,447	$197,690	214,918	$2,004,613
Shares issued to shareholders in reinvestment of dividends and distributions	1,726	17,909	1,119	10,502
Shares redeemed	(4,339)	(44,250)	(11,921)	(111,943)

Net increase	16,834	$171,349	204,116	$1,903,172

14	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	BlackRock Russell 1000 Index Fund

	Six Months Ended June 30, 2012		Period March 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	248,400	$2,554,802	6,295,842	$61,804,812
Shares issued to shareholders in reinvestment of dividends and distributions	2	16	—	—
Shares redeemed	(250,597)	(2,596,976)	(1,318,379)	(12,799,444)

Net increase (decrease)	(2,195)	$(42,158)	4,977,463	$49,005,368

Total Net Increase	14,639	$129,191	5,184,079	$50,933,540

[1] Commencement of operations.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	15

Master Portfolio Information as of June 30, 2012	Russell 1000 Index Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	3
Microsoft Corp.	2
General Electric Co.	2
International Business Machines Corp.	2
AT&T, Inc.	1
Chevron Corp.	1
Johnson & Johnson	1
Pfizer, Inc.	1
The Procter & Gamble Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	15
Consumer Discretionary	12
Health Care	12
Industrials	10
Consumer Staples	10
Energy	10
Materials	4
Utilities	4
Telecommunication Services	3
Investment Companies	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.	812	$41,063
BE Aerospace, Inc. (a)	2,394	104,522
The Boeing Co.	18,301	1,359,764
Exelis, Inc.	4,488	44,252
General Dynamics Corp.	7,763	512,047
Goodrich Corp.	3,078	390,598
Honeywell International, Inc.	19,038	1,063,082
Huntington Ingalls Industries, Inc. (a)	1,205	48,489
L-3 Communications Holdings, Inc. (b)	2,382	176,292
Lockheed Martin Corp.	6,370	554,700
Northrop Grumman Corp. (b)	6,146	392,053
Precision Castparts Corp.	3,551	584,104
Raytheon Co. (b)	8,146	460,982
Rockwell Collins, Inc. (b)	3,546	174,995
Spirit Aerosystems Holdings, Inc., Class A (a)	2,865	68,273
Textron, Inc.	6,853	170,434
TransDigm Group, Inc. (a)	1,249	167,741
Triumph Group, Inc.	1,203	67,693
United Technologies Corp.	22,266	1,681,751

		8,062,835
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	3,975	232,657
Expeditors International of Washington, Inc.	5,193	201,229
FedEx Corp. (b)	7,706	705,947
United Parcel Service, Inc., Class B (b)	17,699	1,393,973
UTi Worldwide, Inc.	2,484	36,291

		2,570,097
Airlines — 0.2%
Copa Holdings SA	792	65,324
Delta Air Lines, Inc. (a)	20,769	227,421
Southwest Airlines Co.	18,769	173,050
United Continental Holdings, Inc. (a)(b)	8,118	197,511

		663,306
Auto Components — 0.4%
Allison Transmission Holdings, Inc.	649	11,396
BorgWarner, Inc. (a)(b)	2,802	183,783
Delphi Automotive Plc (a)	8,024	204,612
Gentex Corp. (b)	3,504	73,128
The Goodyear Tire & Rubber Co. (a)	5,990	70,742
Johnson Controls, Inc. (b)	16,622	460,596
Lear Corp.	2,433	91,797
TRW Automotive Holdings Corp. (a)	2,464	90,577
Visteon Corp. (a)	1,235	46,312
WABCO Holdings, Inc. (a)	1,577	83,471

		1,316,414
Automobiles — 0.5%
Ford Motor Co.	91,661	879,029
General Motors Co. (a)	18,713	369,021
Harley-Davidson, Inc.	5,659	258,786
Tesla Motors, Inc. (a)(b)	1,535	48,030
Thor Industries, Inc. (b)	1,027	28,150

		1,583,016
Beverages — 2.2%
Beam, Inc.	3,852	240,711
Brown-Forman Corp., Class B	2,440	236,314
The Coca-Cola Co.	47,453	3,710,350
Coca-Cola Enterprises, Inc.	7,335	205,673

Common Stocks	Shares	Value

Beverages (concluded)
Constellation Brands, Inc. (a)	3,845	$104,046
Dr Pepper Snapple Group, Inc. (b)	5,178	226,538
Molson Coors Brewing Co., Class B	3,133	130,364
Monster Beverage Corp. (a)	3,523	250,838
PepsiCo Inc.	38,209	2,699,848

		7,804,682
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	4,694	466,114
Amgen, Inc.	19,001	1,387,833
Amylin Pharmaceuticals, Inc. (a)	3,983	112,440
Ariad Pharmaceuticals, Inc. (a)	4,007	68,961
Biogen Idec, Inc. (a)	5,853	845,056
BioMarin Pharmaceutical, Inc. (a)	2,988	118,265
Celgene Corp. (a)	10,763	690,554
Gilead Sciences, Inc. (a)	18,504	948,885
Human Genome Sciences, Inc. (a)	5,009	65,768
Incyte Corp. Ltd. (a)	2,268	51,484
Medivation, Inc. (a)	885	80,889
Myriad Genetics, Inc. (a)	2,079	49,418
Onyx Pharmaceuticals, Inc. (a)	1,575	104,659
Regeneron Pharmaceuticals, Inc. (a)	1,888	215,647
United Therapeutics Corp. (a)	1,283	63,355
Vertex Pharmaceuticals, Inc. (a)	5,159	288,491

		5,557,819
Building Products — 0.1%
Armstrong World Industries, Inc. (b)	517	25,416
Fortune Brands Home & Security, Inc. (a)	3,817	85,005
Lennox International, Inc.	1,221	56,935
Masco Corp. (b)	8,734	121,140
Owens Corning (a)	2,977	84,964

		373,460
Capital Markets — 1.8%
Affiliated Managers Group, Inc. (a)	1,256	137,469
American Capital Ltd. (a)	8,130	81,869
Ameriprise Financial, Inc.	5,344	279,277
Ares Capital Corp.	5,429	86,647
The Bank of New York Mellon Corp.	29,144	639,711
BlackRock, Inc. (c)	3,112	528,480
The Charles Schwab Corp.	26,259	339,529
E*TRADE Financial Corp. (a)	6,746	54,238
Eaton Vance Corp. (b)	2,826	76,161
Federated Investors, Inc., Class B (b)	2,226	48,638
Franklin Resources, Inc.	3,402	377,588
The Goldman Sachs Group, Inc.	12,018	1,152,045
Invesco Ltd.	10,956	247,606
Janus Capital Group, Inc. (b)	4,567	35,714
Jefferies Group, Inc.	3,293	42,776
Lazard Ltd, Class A (b)	2,736	71,109
Legg Mason, Inc.	3,455	91,108
LPL Financial Holdings, Inc. (b)	1,302	43,969
Morgan Stanley	37,648	549,284
Northern Trust Corp.	5,270	242,525
Raymond James Financial, Inc. (b)	2,782	95,256
SEI Investments Co.	3,360	66,830
State Street Corp.	11,939	532,957
T Rowe Price Group, Inc. (b)	6,234	392,493
TD Ameritrade Holding Corp. (b)	5,674	96,458
Waddell & Reed Financial, Inc. (b)	2,114	64,012

		6,373,749

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	17

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals — 2.4%
Air Products & Chemicals, Inc.	5,167	$417,132
Airgas, Inc. (b)	1,679	141,053
Albemarle Corp.	2,181	130,075
Ashland, Inc.	1,919	133,006
Cabot Corp.	1,552	63,166
Celanese Corp.	3,825	132,421
CF Industries Holdings, Inc.	1,605	310,953
Cytec Industries, Inc.	1,116	65,442
The Dow Chemical Co.	29,207	920,020
E.I. du Pont de Nemours & Co.	22,894	1,157,750
Eastman Chemical Co.	3,373	169,898
Ecolab, Inc.	6,355	435,508
FMC Corp.	3,353	179,318
Huntsman Corp. (b)	4,682	60,585
International Flavors & Fragrances, Inc.	1,983	108,668
Intrepid Potash, Inc. (a)	1,285	29,247
Kronos Worldwide, Inc. (b)	538	8,495
LyondellBasell Industries NV, Class A	7,851	316,160
Monsanto Co.	13,033	1,078,872
The Mosaic Co.	7,247	396,846
NewMarket Corp.	203	43,970
PPG Industries, Inc.	3,722	394,979
Praxair, Inc.	7,298	793,511
Rockwood Holdings, Inc.	1,680	74,508
RPM International, Inc.	3,218	87,530
The Sherwin-Williams Co.	2,123	280,979
Sigma-Aldrich Corp. (b)	2,955	218,463
Solutia, Inc.	3,006	84,318
The Scotts Miracle-Gro Co., Class A	1,030	42,354
Valspar Corp.	2,277	119,520
Westlake Chemical Corp. (b)	490	25,607
WR Grace & Co. (a)	1,825	92,071

		8,512,425
Commercial Banks — 2.7%
Associated Banc-Corp.	4,258	56,163
Bank of Hawaii Corp. (b)	1,082	49,718
BB&T Corp.	17,072	526,671
BOK Financial Corp. (b)	628	36,550
CapitalSource, Inc.	5,315	35,717
CIT Group, Inc. (a)	4,910	174,992
City National Corp.	1,137	55,235
Comerica, Inc.	4,809	147,684
Commerce Bancshares, Inc.	1,838	69,660
Cullen/Frost Bankers, Inc. (b)	1,304	74,967
East West Bancorp, Inc. (b)	3,538	83,002
Fifth Third Bancorp	22,487	301,326
First Citizens Bancshares, Inc., Class A	134	22,331
First Horizon National Corp.	6,019	52,064
First Niagara Financial Group, Inc.	8,491	64,956
First Republic Bank (a)	2,496	83,866
Fulton Financial Corp.	4,869	48,641
Huntington Bancshares, Inc.	21,146	135,334
KeyCorp	23,303	180,365
M&T Bank Corp. (b)	3,093	255,389
PNC Financial Services Group, Inc. (c)	12,920	789,541
Popular, Inc. (a)	2,650	44,017
Regions Financial Corp.	34,526	233,051
Signature Bank/New York NY (a)	1,178	71,823
SunTrust Banks, Inc.	13,153	318,697

Common Stocks	Shares	Value

Commercial Banks (concluded)
SVB Financial Group (a)	1,060	$62,243
Synovus Financial Corp. (b)	3,304	6,542
TCF Financial Corp.	3,897	44,738
U.S. Bancorp	46,279	1,488,333
Valley National Bancorp (b)	4,729	50,127
Wells Fargo & Co.	119,696	4,002,634
Zions BanCorp. (b)	4,507	87,526

		9,653,903
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	2,537	69,362
Cintas Corp.	2,689	103,822
Clean Harbors, Inc. (a)	1,142	64,432
Copart, Inc. (a)	2,453	58,112
Corrections Corp. of America	2,447	72,064
Covanta Holding Corp.	2,555	43,818
Iron Mountain, Inc.	3,701	121,985
KAR Auction Services, Inc. (a)	711	12,222
Pitney Bowes, Inc. (b)	4,121	61,691
R.R. Donnelley & Sons Co. (b)	4,304	50,658
Republic Services, Inc.	7,413	196,148
Rollins, Inc.	1,643	36,754
Stericycle, Inc. (a)	2,080	190,674
Waste Connections, Inc. (b)	3,018	90,298
Waste Management, Inc. (b)	11,313	377,854

		1,549,894
Communications Equipment — 1.6%
Acme Packet, Inc. (a)(b)	1,548	28,870
Brocade Communications Systems, Inc. (a)	11,235	55,389
Cisco Systems, Inc.	130,875	2,247,124
EchoStar Corp. (a)	937	24,755
F5 Networks, Inc. (a)	1,941	193,246
Harris Corp. (b)	2,783	116,468
JDS Uniphase Corp. (a)	5,574	61,314
Juniper Networks, Inc. (a)	12,945	211,133
Motorola Solutions, Inc. (b)	7,138	343,409
Polycom, Inc. (a)	4,271	44,931
QUALCOMM, Inc.	41,882	2,331,990
Riverbed Technology, Inc. (a)	3,746	60,498

		5,719,127
Computers & Peripherals — 4.8%
Apple, Inc. (a)	22,844	13,340,896
Dell, Inc. (a)	36,031	451,108
Diebold, Inc.	1,542	56,915
EMC Corp. (a)	51,301	1,314,845
Fusion-io, Inc. (a)(b)	1,736	36,265
Hewlett-Packard Co.	48,313	971,574
Lexmark International, Inc., Class A	1,743	46,329
NCR Corp. (a)	3,886	88,329
NetApp, Inc. (a)	8,872	282,307
SanDisk Corp. (a)	5,956	217,275
Western Digital Corp. (a)	5,747	175,169

		16,981,012
Construction & Engineering — 0.2%
AECOM Technology Corp. (a)	2,703	44,464
Chicago Bridge & Iron Co. NV	2,373	90,079
Fluor Corp.	4,134	203,972
Jacobs Engineering Group, Inc. (a)	3,156	119,486

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering (concluded)
KBR, Inc.	3,631	$89,722
Quanta Services, Inc. (a)	5,111	123,022
The Shaw Group, Inc. (a)	1,603	43,778
URS Corp.	1,854	64,667

		779,190
Construction Materials — 0.1%
Martin Marietta Materials, Inc. (b)	1,119	88,200
Vulcan Materials Co. (b)	3,165	125,682

		213,882
Consumer Finance — 0.8%
American Express Co.	24,464	1,424,049
Capital One Financial Corp.	14,180	775,079
Discover Financial Services	12,960	448,157
SLM Corp.	11,924	187,326

		2,834,611
Containers & Packaging — 0.3%
Aptargroup, Inc.	1,629	83,160
Ball Corp.	3,831	157,263
Bemis Co., Inc. (b)	2,523	79,071
Crown Holdings, Inc. (a)	3,641	125,578
Greif Inc, Class A (b)	822	33,702
Owens-Illinois, Inc. (a)	4,034	77,332
Packaging Corp. of America	2,400	67,776
Rock-Tenn Co, Class A	1,721	93,881
Sealed Air Corp.	4,704	72,630
Silgan Holdings, Inc.	1,202	51,313
Sonoco Products Co.	2,450	73,867

		915,573
Distributors — 0.1%
Genuine Parts Co.	3,811	229,613
LKQ Corp. (a)	3,606	120,440

		350,053
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	2,500	90,475
DeVry, Inc.	1,550	48,003
H&R Block, Inc.	7,180	114,736
ITT Educational Services, Inc. (a)(b)	607	36,875
Service Corp. International (b)	5,315	65,747
Weight Watchers International, Inc. (a)	685	35,319

		391,155
Diversified Financial Services — 2.5%
Bank of America Corp. (b)	263,289	2,153,704
CBOE Holdings, Inc.	2,085	57,713
Citigroup, Inc.	71,637	1,963,570
CME Group, Inc.	1,625	435,679
Interactive Brokers Group, Inc., Class A	900	13,248
IntercontinentalExchange, Inc. (a)	1,778	241,772
JPMorgan Chase & Co.	92,999	3,322,854
Leucadia National Corp.	4,828	102,692
Moody’s Corp. (b)	4,796	175,294
MSCI, Inc. (a)	2,973	101,142
The NASDAQ OMX Group, Inc.	2,823	63,997
NYSE Euronext	6,211	158,877

		8,790,542

Common Stocks	Shares	Value
Diversified Telecommunication Services — 2.6%
AT&T, Inc. (b)	143,235	$5,107,760
CenturyLink, Inc.	15,180	599,458
Frontier Communications Corp. (b)	24,427	93,556
Level 3 Communications, Inc. (a)	3,911	86,629
tw telecom, Inc. (a)	3,682	94,480
Verizon Communications, Inc. (b)	69,409	3,084,536
Windstream Corp. (b)	14,388	138,988

		9,205,407
Electric Utilities — 2.0%
American Electric Power Co., Inc.	11,835	472,216
Duke Energy Corp. (b)	31,292	721,594
Edison International	7,962	367,844
Entergy Corp.	4,330	293,964
Exelon Corp.	20,828	783,549
FirstEnergy Corp.	10,220	502,722
Great Plains Energy, Inc.	3,336	71,424
Hawaiian Electric Industries, Inc.	2,343	66,822
ITC Holdings Corp. (b)	1,257	86,620
N.V. Energy, Inc.	5,773	101,489
NextEra Energy, Inc.	10,191	701,243
Northeast Utilities	7,665	297,479
OGE Energy Corp.	2,411	124,866
Pepco Holdings, Inc. (b)	5,584	109,279
Pinnacle West Capital Corp.	2,677	138,508
PPL Corp.	14,175	394,207
Progress Energy, Inc.	7,769	467,461
Southern Co.	21,225	982,717
Westar Energy, Inc.	3,087	92,456
Xcel Energy, Inc.	11,901	338,107

		7,114,567
Electrical Equipment — 0.6%
AMETEK, Inc.	3,930	196,146
The Babcock & Wilcox Co. (a)	2,875	70,438
Cooper Industries Plc, Class A	3,888	265,084
Emerson Electric Co.	17,925	834,946
General Cable Corp. (a)(b)	1,304	33,826
GrafTech International Ltd. (a)	3,144	30,340
Hubbell, Inc. Class B (b)	1,449	112,935
Polypore International, Inc. (a)(b)	1,088	43,944
Regal-Beloit Corp.	946	58,898
Rockwell Automation, Inc.	3,489	230,483
Roper Industries, Inc.	2,382	234,818

		2,111,858
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	3,960	217,483
Arrow Electronics, Inc. (a)	2,729	89,539
Avnet, Inc. (a)	3,548	109,491
AVX Corp.	1,187	12,689
Corning, Inc.	37,085	479,509
Dolby Laboratories, Inc., Class A (a)	1,198	49,477
FLIR Systems, Inc.	3,774	73,593
Ingram Micro, Inc., Class A (a)	3,661	63,958
IPG Photonics Corp. (a)(b)	839	36,572
Itron, Inc. (a)	996	41,075
Jabil Circuit, Inc.	4,523	91,953
Molex, Inc.	3,333	79,792
National Instruments Corp. (b)	2,221	59,656

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	19

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Tech Data Corp. (a)	977	$47,062
Trimble Navigation Ltd. (a)	3,059	140,745
Vishay Intertechnology, Inc. (a)	3,454	32,571

		1,625,165
Energy Equipment & Services — 1.6%
Atwood Oceanics, Inc. (a)	1,377	52,106
Baker Hughes, Inc.	10,715	440,386
Cameron International Corp. (a)	6,020	257,114
CARBO Ceramics, Inc. (b)	463	35,526
Diamond Offshore Drilling, Inc. (b)	1,684	99,575
Dresser-Rand Group, Inc. (a)	1,851	82,444
FMC Technologies, Inc. (a)	5,845	229,299
Halliburton Co.	22,554	640,308
Helmerich & Payne, Inc.	2,347	102,048
McDermott International, Inc. (a)	5,759	64,155
Nabors Industries Ltd. (a)	7,102	102,269
National Oilwell Varco, Inc. (b)	10,414	671,078
Oceaneering International, Inc.	2,649	126,781
Oil States International, Inc. (a)	1,264	83,677
Patterson-UTI Energy, Inc. (b)	3,750	54,600
Rowan Cos. Plc, Class A (a)	3,038	98,218
RPC, Inc. (b)	1,582	18,810
Schlumberger Ltd.	32,580	2,114,768
SEACOR Holdings, Inc. (a)(b)	518	46,299
Superior Energy Services, Inc. (a)	3,789	76,651
Tidewater, Inc.	1,255	58,182
Unit Corp. (a)	1,148	42,350

		5,496,644
Food & Staples Retailing — 2.1%
Costco Wholesale Corp. (b)	10,585	1,005,575
CVS Caremark Corp.	31,310	1,463,116
The Fresh Market, Inc. (a)	708	37,970
The Kroger Co.	13,710	317,935
Safeway, Inc. (b)	5,880	106,722
Sysco Corp.	14,315	426,730
Wal-Mart Stores, Inc. (b)	41,291	2,878,808
Walgreen Co.	21,081	623,576
Whole Foods Market, Inc. (b)	4,486	427,606

		7,288,038
Food Products — 1.7%
Archer Daniels Midland Co.	16,092	475,036
Bunge Ltd.	3,567	223,794
Campbell Soup Co. (b)	4,272	142,599
ConAgra Foods, Inc.	10,153	263,267
Dean Foods Co. (a)	4,508	76,771
Flowers Foods, Inc.	2,745	63,766
General Mills, Inc.	15,817	609,587
Green Mountain Coffee Roasters, Inc. (a)	3,333	72,593
H.J. Heinz Co.	7,817	425,089
The Hershey Co.	3,668	264,206
Hillshire Brands Co.	2,904	84,187
Hormel Foods Corp.	3,289	100,051
Ingredion, Inc.	1,870	92,602
The J.M. Smucker Co.	2,738	206,774
Kellogg Co.	5,906	291,343
Kraft Foods, Inc., Class A	43,317	1,672,903
McCormick & Co., Inc. (b)	3,242	196,627
Mead Johnson Nutrition Co.	4,983	401,181

Common Stocks	Shares	Value
Food Products (concluded)
Ralcorp Holdings, Inc. (a)	1,351	$90,166
Smithfield Foods, Inc. (a)	3,941	85,244
Tyson Foods, Inc., Class A	7,107	133,825

		5,971,611
Gas Utilities — 0.2%
AGL Resources, Inc.	2,869	111,174
Atmos Energy Corp. (b)	2,203	77,259
National Fuel Gas Co.	1,774	83,342
ONEOK, Inc.	5,081	214,977
Questar Corp. (b)	4,360	90,950
UGI Corp. (b)	2,749	80,903

		658,605
Health Care Equipment & Supplies — 1.8%
Alere, Inc. (a)	1,969	38,277
Baxter International, Inc.	13,453	715,027
Becton Dickinson & Co.	4,954	370,312
Boston Scientific Corp. (a)	34,942	198,121
C.R. Bard, Inc.	2,052	220,467
CareFusion Corp. (a)	5,427	139,365
The Cooper Cos., Inc.	1,149	91,644
Covidien Plc	11,784	630,444
DENTSPLY International, Inc. (b)	3,467	131,087
Edwards Lifesciences Corp. (a)	2,801	289,343
Gen-Probe, Inc. (a)	1,115	91,653
Hill-Rom Holdings, Inc.	1,520	46,892
Hologic, Inc. (a)	6,471	116,737
IDEXX Laboratories, Inc. (a)	1,346	129,391
Intuitive Surgical, Inc. (a)	971	537,730
Medtronic, Inc.	25,342	981,496
ResMed, Inc. (a)(b)	3,492	108,950
Sirona Dental Systems, Inc. (a)	1,362	61,304
St. Jude Medical, Inc.	7,670	306,110
Stryker Corp.	7,568	416,997
Teleflex, Inc.	988	60,179
Thoratec Corp. (a)	1,408	47,281
Varian Medical Systems, Inc. (a)	2,726	165,659
Zimmer Holdings, Inc.	4,305	277,070

		6,171,536
Health Care Providers & Services — 2.1%
Aetna, Inc.	8,490	329,157
AMERIGROUP Corp. (a)	1,184	78,037
AmerisourceBergen Corp.	6,183	243,301
Brookdale Senior Living, Inc. (a)	2,382	42,257
Cardinal Health, Inc.	8,458	355,236
Catalyst Health Solutions, Inc. (a)	1,238	115,679
Cigna Corp.	7,047	310,068
Community Health Systems, Inc. (a)	2,200	61,666
Coventry Health Care, Inc.	3,494	111,074
DaVita, Inc. (a)	2,298	225,687
Express Scripts Holding Co. (a)	19,680	1,098,734
HCA Holdings, Inc.	4,035	122,785
Health Management Associates, Inc. (a)	6,280	49,298
Health Net, Inc. (a)	2,024	49,123
Henry Schein, Inc. (a)	2,197	172,443
Humana, Inc.	3,988	308,831
Laboratory Corp. of America Holdings (a)	2,366	219,115
LifePoint Hospitals, Inc. (a)	1,191	48,807
Lincare Holdings, Inc. (b)	2,108	71,714

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
McKesson Corp.	5,752	$539,250
MEDNAX, Inc. (a)	1,191	81,631
Omnicare, Inc.	2,764	86,320
Patterson Cos., Inc. (b)	2,281	78,626
Quest Diagnostics Inc.	3,878	232,292
Tenet Healthcare Corp. (a)	10,135	53,107
UnitedHealth Group, Inc.	25,347	1,482,800
Universal Health Services, Inc.	2,189	94,477
VCA Antech, Inc. (a)	2,117	46,532
WellPoint, Inc.	8,084	515,678

		7,223,725
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	4,614	50,431
Cerner Corp. (a)	3,541	292,699
SXC Health Solutions Corp. (a)	1,684	167,070

		510,200
Hotels, Restaurants & Leisure — 1.9%
Bally Technologies, Inc. (a)	1,056	49,273
Brinker International, Inc. (b)	1,846	58,832
Carnival Corp.	10,157	348,080
Chipotle Mexican Grill, Inc. (a)	775	294,461
Choice Hotels International, Inc. (b)	703	28,071
Darden Restaurants, Inc. (b)	3,146	159,282
Dunkin’ Brands Group, Inc.	1,963	67,409
Hyatt Hotels Corp, Class A (a)	1,164	43,254
International Game Technology	7,220	113,715
Las Vegas Sands Corp.	9,711	422,331
Marriott International, Inc., Class A (b)	6,214	243,589
McDonald’s Corp.	24,828	2,198,023
MGM Resorts International (a)	9,723	108,509
Panera Bread Co., Class A (a)	693	96,632
Penn National Gaming, Inc. (a)	1,613	71,924
Royal Caribbean Cruises Ltd.	3,704	96,415
Starbucks Corp.	18,533	988,180
Starwood Hotels & Resorts Worldwide, Inc.	4,831	256,236
The Wendy’s Co.	7,336	34,626
Wyndham Worldwide Corp.	3,567	188,124
Wynn Resorts Ltd.	1,949	202,150
Yum! Brands, Inc. (b)	11,253	724,918

		6,794,034
Household Durables — 0.4%
D.R. Horton, Inc. (b)	6,798	124,947
Garmin Ltd.	2,667	102,119
Harman International Industries, Inc.	1,707	67,597
Jarden Corp.	1,949	81,897
Leggett & Platt, Inc. (b)	3,431	72,497
Lennar Corp., Class A (b)	3,957	122,311
Mohawk Industries, Inc. (a)	1,394	97,343
Newell Rubbermaid, Inc.	7,090	128,613
NVR, Inc. (a)	124	105,400
PulteGroup, Inc. (a)	8,374	89,602
Tempur-Pedic International, Inc. (a)	1,449	33,892
Toll Brothers, Inc. (a)	3,516	104,531
Tupperware Brands Corp.	1,368	74,912
Whirlpool Corp.	1,890	115,592

		1,321,253

Common Stocks	Shares	Value
Household Products — 1.9%
Church & Dwight Co., Inc.	3,396	$188,376
The Clorox Co.	3,179	230,350
Colgate-Palmolive Co.	11,660	1,213,806
Energizer Holdings, Inc. (a)	1,599	120,325
Kimberly-Clark Corp.	9,581	802,600
The Procter & Gamble Co.	66,942	4,100,198

		6,655,655
Independent Power Producers & Energy Traders — 0.1%
The AES Corp. (a)	15,685	201,239
Calpine Corp. (a)	9,893	163,333
NRG Energy, Inc. (a)	5,571	96,713

		461,285
Industrial Conglomerates — 2.4%
3M Co.	16,953	1,518,989
Carlisle Cos., Inc.	1,508	79,954
Danaher Corp.	14,185	738,755
General Electric Co. (b)	258,847	5,394,371
Tyco International Ltd.	11,310	597,734

		8,329,803
Insurance — 3.7%
ACE Ltd.	8,276	613,500
Aflac, Inc.	11,427	486,676
Alleghany Corp. (a)	414	140,656
Allied World Assurance Co. Holdings Ltd.	889	70,649
The Allstate Corp.	11,987	420,624
American Financial Group, Inc.	2,091	82,030
American International Group, Inc. (a)	15,754	505,546
American National Insurance Co.	169	12,045
Aon Plc	7,977	373,164
Arch Capital Group Ltd. (a)	3,313	131,493
Arthur J Gallagher & Co. (b)	2,900	101,703
Aspen Insurance Holdings Ltd.	1,739	50,257
Assurant, Inc. (b)	2,099	73,129
Assured Guaranty Ltd.	3,846	54,228
Axis Capital Holdings Ltd.	2,679	87,201
Berkshire Hathaway, Inc., Class B (a)	43,508	3,625,522
Brown & Brown, Inc.	2,861	78,019
Chubb Corp.	6,597	480,393
Cincinnati Financial Corp.	3,571	135,948
CNA Financial Corp.	656	18,184
Endurance Specialty Holdings Ltd.	1,054	40,389
Erie Indemnity Co., Class A (b)	606	43,396
Everest Re Group Ltd.	1,290	133,502
Fidelity National Financial, Inc.	5,450	104,967
Genworth Financial, Inc., Class A (a)	12,032	68,101
The Hanover Insurance Group, Inc.	1,104	43,199
Hartford Financial Services Group, Inc.	10,778	190,016
HCC Insurance Holdings, Inc.	2,477	77,778
Kemper Corp. (b)	1,208	37,146
Lincoln National Corp.	6,979	152,631
Loews Corp.	7,623	311,857
Markel Corp. (a)	237	104,683
Marsh & McLennan Cos., Inc.	13,350	430,270
MBIA, Inc. (a)	3,627	39,208
Mercury General Corp.	107	4,459
MetLife, Inc.	20,787	641,279
Old Republic International Corp.	6,244	51,763

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	21

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
PartnerRe Ltd.	1,579	$119,483
Principal Financial Group, Inc.	7,338	192,476
ProAssurance Corp.	739	65,837
The Progressive Corp.	14,937	311,138
Protective Life Corp. (b)	1,968	57,879
Prudential Financial, Inc.	11,415	552,828
Reinsurance Group of America, Inc.	1,803	95,938
RenaissanceRe Holdings Ltd.	1,266	96,229
StanCorp Financial Group, Inc. (b)	1,024	38,052
Torchmark Corp.	2,408	121,724
The Travelers Cos., Inc.	9,506	606,863
Unum Group	6,990	133,719
Validus Holdings Ltd.	2,424	77,641
White Mountains Insurance Group Ltd.	141	73,567
WR Berkley Corp.	2,714	105,629
XL Group Plc	7,622	160,367

		12,824,981
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	8,839	2,018,386
Expedia, Inc. (b)	2,139	102,822
Groupon, Inc. (a)(b)	993	10,556
HomeAway, Inc. (a)(b)	814	17,696
Liberty Interactive Corp. Series A (a)	13,655	242,922
NetFlix, Inc. (a)	1,358	92,982
priceline.com, Inc. (a)	1,217	808,721
TripAdvisor, Inc. (a)	2,000	89,380

		3,383,465
Internet Software & Services — 1.9%
Akamai Technologies, Inc. (a)	4,382	139,128
AOL, Inc. (a)	2,289	64,275
eBay, Inc. (a)	28,299	1,188,841
Equinix, Inc. (a)	1,176	206,564
Facebook, Inc. (a)	10,294	320,349
Google, Inc., Class A (a)	6,325	3,668,943
IAC/InterActiveCorp	1,793	81,761
LinkedIn Corp. (a)	1,513	160,787
Rackspace Hosting, Inc. (a)	2,668	117,232
VeriSign, Inc. (a)	3,863	168,311
Yahoo!, Inc. (a)	29,781	471,433

		6,587,624
IT Services — 3.6%
Accenture Plc, Class A	15,732	945,336
Alliance Data Systems Corp. (a)	1,231	166,185
Amdocs Ltd. (a)	4,126	122,625
Automatic Data Processing, Inc.	11,951	665,193
Booz Allen Hamilton Holding Corp. (b)	576	8,801
Broadridge Financial Solutions, Inc.	3,029	64,427
Cognizant Technology Solutions Corp., Class A (a)	7,441	446,460
Computer Sciences Corp. (b)	3,797	94,242
CoreLogic, Inc. (a)	2,667	48,833
DST Systems, Inc. (b)	817	44,371
Fidelity National Information Services, Inc.	6,133	209,013
Fiserv, Inc. (a)	3,336	240,926
FleetCor Technologies, Inc. (a)	1,258	44,080
Gartner, Inc. (a)	2,282	98,240
Genpact Ltd. (a)	3,087	51,337
Global Payments, Inc.	1,922	83,088
International Business Machines Corp.	26,631	5,208,491

Common Stocks	Shares	Value
IT Services (concluded)
Jack Henry & Associates, Inc.	2,119	$73,148
Lender Processing Services, Inc.	2,070	52,330
MasterCard, Inc., Class A	2,650	1,139,791
NeuStar Inc, Class A (a)	1,648	55,043
Paychex, Inc.	7,922	248,830
SAIC, Inc.	6,949	84,222
Teradata Corp. (a)(b)	4,123	296,897
Total System Services, Inc.	3,964	94,858
Vantiv Inc, Class A (a)	1,005	23,406
VeriFone Systems, Inc. (a)	2,634	87,159
Visa, Inc., Class A	12,767	1,578,384
The Western Union Co.	14,982	252,297

		12,528,013
Leisure Equipment & Products — 0.1%
Hasbro, Inc. (b)	2,823	95,615
Mattel, Inc.	8,324	270,031
Polaris Industries, Inc. (b)	1,582	113,081

		478,727
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	8,496	333,383
Bio-Rad Laboratories, Inc., Class A (a)	483	48,305
Bruker Corp. (a)	2,412	32,104
Charles River Laboratories International, Inc. (a)	1,191	39,017
Covance, Inc. (a)	1,358	64,980
Illumina, Inc. (a)	3,019	121,937
Life Technologies Corp. (a)	4,366	196,426
Mettler-Toledo International, Inc. (a)	770	120,005
PerkinElmer, Inc.	2,761	71,234
QIAGEN NV (a)(b)	5,761	96,209
Techne Corp. (b)	901	66,854
Thermo Fisher Scientific, Inc. (b)	8,976	465,944
Waters Corp. (a)	2,173	172,688

		1,829,086
Machinery — 2.0%
AGCO Corp. (a)	2,373	108,517
Caterpillar, Inc.	15,942	1,353,635
CNH Global NV (a)(b)	650	25,259
Colfax Corp. (a)	1,120	30,878
Crane Co.	1,185	43,110
Cummins, Inc.	4,697	455,186
Deere & Co.	9,718	785,895
Donaldson Co., Inc.	3,642	121,534
Dover Corp.	4,489	240,655
Eaton Corp.	8,253	327,066
Flowserve Corp. (b)	1,337	153,421
Gardner Denver, Inc. (b)	1,226	64,868
Graco, Inc.	1,477	68,060
Harsco Corp.	1,967	40,088
IDEX Corp.	2,043	79,636
Illinois Tool Works, Inc.	10,405	550,321
Ingersoll-Rand Plc	7,301	307,956
ITT Corp.	2,209	38,878
Joy Global, Inc.	2,588	146,817
Kennametal, Inc.	1,960	64,974
Lincoln Electric Holdings, Inc.	2,048	89,682
Navistar International Corp. (a)	1,411	40,030
Nordson Corp.	1,571	80,577
Oshkosh Corp. (a)	2,217	46,446

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
PACCAR, Inc.	8,717	$341,619
Pall Corp. (b)	2,831	155,167
Parker Hannifin Corp.	3,692	283,841
Pentair, Inc. (b)	2,423	92,753
Snap-on, Inc.	1,422	88,520
SPX Corp.	1,240	80,997
Stanley Black & Decker, Inc.	4,177	268,832
Terex Corp. (a)	2,670	47,606
The Manitowoc Co., Inc. (b)	3,232	37,814
Timken Co.	2,137	97,853
Toro Co.	733	53,722
Trinity Industries, Inc.	1,947	48,636
Valmont Industries, Inc.	557	67,380
Wabtec Corp. (b)	1,179	91,974
Xylem, Inc.	4,536	114,171

		7,134,374
Marine — 0.0%
Kirby Corp. (a)	1,409	66,336
Matson, Inc.	1,118	59,533

		125,869
Media — 3.4%
AMC Networks, Inc., Class A (a)	1,463	52,010
Cablevision Systems Corp., New York Group, Class A	4,925	65,453
CBS Corp., Class B	15,838	519,170
Charter Communications, Inc. (a)	1,193	84,548
Cinemark Holdings, Inc.	2,755	62,952
Clear Channel Outdoor Holdings, Inc., Class A (a)	1,017	6,122
Comcast Corp, Class A	65,607	2,097,456
DIRECTV, Class A (a)	16,004	781,315
Discovery Communications, Inc., Class A (a)	6,231	336,474
DISH Network Corp.	4,994	142,579
DreamWorks Animation SKG, Inc. (a)(b)	1,752	33,393
Gannett Co., Inc. (b)	5,749	84,683
Interpublic Group of Cos., Inc.	10,836	117,571
John Wiley & Sons, Inc., Class A (b)	1,150	56,338
Lamar Advertising Co. (a)	1,812	51,823
Liberty Global, Inc. (a)	6,411	318,178
Liberty Media Corp. — Liberty Capital (a)	2,653	233,225
Madison Square Garden, Inc. (a)	1,473	55,149
The McGraw-Hill Cos., Inc.	6,836	307,620
Morningstar, Inc. (b)	598	34,588
News Corp., Class A (b)	51,178	1,140,758
Omnicom Group, Inc. (b)	6,663	323,822
Pandora Media, Inc. (a)(b)	2,616	28,436
Regal Entertainment Group	1,988	27,355
Scripps Networks Interactive, Inc., Class A (b)	2,078	118,155
Sirius XM Radio, Inc. (a)	92,931	171,922
Thomson Reuters Corp.	9,074	258,155
Time Warner Cable, Inc.	7,636	626,916
Time Warner, Inc.	23,454	902,979
Viacom, Inc., Class B	12,897	606,417
Virgin Media, Inc. (b)	6,791	165,632
The Walt Disney Co. (b)	43,668	2,117,898
The Washington Post Co., Class B (b)	97	36,261

		11,965,353
Metals & Mining — 0.9%
Alcoa, Inc. (b)	26,075	228,156
Allegheny Technologies, Inc.	2,620	83,552

Common Stocks	Shares	Value
Metals & Mining (concluded)
Allied Nevada Gold Corp. (a)	2,192	$62,209
Carpenter Technology Corp. (b)	1,079	51,619
Cliffs Natural Resources, Inc.	3,484	171,726
Commercial Metals Co. (b)	2,831	35,784
Compass Minerals International, Inc. (b)	807	61,558
Freeport-McMoRan Copper & Gold, Inc.	23,191	790,118
Molycorp, Inc. (a)	1,695	36,527
Newmont Mining Corp.	11,988	581,538
Nucor Corp.	7,749	293,687
Reliance Steel & Aluminum Co.	1,838	92,819
Royal Gold, Inc. (b)	1,437	112,661
Southern Copper Corp.	3,969	125,063
Steel Dynamics, Inc.	5,364	63,027
Tahoe Resources, Inc. (a)	2,085	28,961
Titanium Metals Corp. (b)	2,097	23,717
United States Steel Corp. (b)	3,525	72,615
Walter Energy, Inc.	1,525	67,344

		2,982,681
Multi-Utilities — 1.2%
Alliant Energy Corp.	2,714	123,677
Ameren Corp.	5,932	198,959
Centerpoint Energy, Inc.	10,445	215,898
CMS Energy Corp.	6,397	150,330
Consolidated Edison, Inc.	7,158	445,156
Dominion Resources, Inc.	13,964	754,056
DTE Energy Co.	4,158	246,694
Integrys Energy Group, Inc.	1,915	108,906
MDU Resources Group, Inc.	4,619	99,817
NiSource, Inc.	6,946	171,914
PG&E Corp.	10,320	467,186
Public Service Enterprise Group, Inc.	12,363	401,797
SCANA Corp. (b)	2,866	137,109
Sempra Energy	5,889	405,634
TECO Energy, Inc.	5,276	95,285
Vectren Corp.	2,007	59,247
Wisconsin Energy Corp. (b)	5,633	222,898

		4,304,563
Multiline Retail — 0.8%
Big Lots, Inc. (a)(b)	1,616	65,917
Dillard’s Inc, Class A	693	44,130
Dollar General Corp. (a)	4,515	245,571
Dollar Tree, Inc. (a)	6,070	326,566
Family Dollar Stores, Inc.	2,363	157,092
J.C. Penney Co., Inc. (b)	3,904	91,002
Kohl’s Corp.	5,946	270,484
Macy’s, Inc.	10,133	348,069
Nordstrom, Inc.	3,844	191,008
Sears Holdings Corp. (a)(b)	860	51,342
Target Corp.	16,155	940,059

		2,731,240
Office Electronics — 0.1%
Xerox Corp.	32,943	259,261
Zebra Technologies Corp., Class A (a)	1,268	43,569

		302,830
Oil, Gas & Consumable Fuels — 8.2%
Alpha Natural Resources, Inc. (a)	5,398	47,017
Anadarko Petroleum Corp.	12,206	808,037

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	23

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Apache Corp.	9,550	$839,349
Cabot Oil & Gas Corp.	5,129	202,083
Cheniere Energy, Inc. (a)	4,473	65,932
Chesapeake Energy Corp. (b)	16,188	301,097
Chevron Corp. (b)	48,193	5,084,361
Cimarex Energy Co.	2,097	115,587
Cobalt International Energy, Inc. (a)	4,501	105,773
Concho Resources, Inc. (a)	2,543	216,460
ConocoPhillips	30,895	1,726,413
CONSOL Energy, Inc. (b)	5,563	168,225
Continental Resources, Inc. (a)(b)	1,020	67,952
Denbury Resources, Inc. (a)	9,553	144,346
Devon Energy Corp.	9,882	573,057
Energen Corp.	1,765	79,654
EOG Resources, Inc.	6,588	593,645
EQT Corp.	3,218	172,581
EXCO Resources, Inc. (b)	3,011	22,853
Exxon Mobil Corp.	114,239	9,775,431
Golar LNG Ltd.	1,121	42,262
Hess Corp.	7,439	323,225
HollyFrontier Corp.	5,056	179,134
Kinder Morgan, Inc.	11,940	384,707
Kosmos Energy Ltd. (a)(b)	1,794	19,824
Laredo Petroleum Holdings, Inc. (a)	497	10,338
Marathon Oil Corp. (b)	17,236	440,725
Marathon Petroleum Corp.	8,327	374,049
Murphy Oil Corp.	4,746	238,676
Newfield Exploration Co. (a)	3,298	96,664
Noble Energy, Inc.	4,345	368,543
Occidental Petroleum Corp.	19,816	1,699,618
Peabody Energy Corp.	6,660	163,303
Phillips 66 (a)	15,279	507,874
Pioneer Natural Resources Co. (b)	3,007	265,247
Plains Exploration & Production Co. (a)	3,153	110,923
QEP Resources, Inc.	4,363	130,759
Range Resources Corp.	3,964	245,253
SandRidge Energy, Inc. (a)	11,938	79,865
SM Energy Co.	1,560	76,612
Southwestern Energy Co. (a)	8,533	272,459
Spectra Energy Corp.	15,951	463,536
Sunoco, Inc.	2,558	121,505
Teekay Corp.	846	24,771
Tesoro Corp. (a)	3,434	85,713
Ultra Petroleum Corp. (a)(b)	3,742	86,328
Valero Energy Corp.	13,512	326,315
Whiting Petroleum Corp. (a)	2,877	118,302
The Williams Cos., Inc.	15,289	440,629
World Fuel Services Corp.	1,730	65,792
WPX Energy, Inc. (a)	4,836	78,246

		28,951,050
Paper & Forest Products — 0.1%
Domtar Corp.	884	67,811
International Paper Co.	10,688	308,990
MeadWestvaco Corp.	4,229	121,584

		498,385
Personal Products — 0.2%
Avon Products, Inc.	10,558	171,145
The Estee Lauder Cos., Inc., Class A	5,625	304,425
Herbalife Ltd.	2,857	138,079

Common Stocks	Shares	Value
Personal Products (concluded)
Nu Skin Enterprises, Inc.	1,357	$63,643

		677,292
Pharmaceuticals — 5.4%
Abbott Laboratories	38,440	2,478,227
Allergan, Inc.	7,416	686,499
Bristol-Myers Squibb Co. (b)	41,268	1,483,585
Eli Lilly & Co.	25,035	1,074,252
Endo Health Solutions, Inc. (a)	2,867	88,820
Forest Laboratories, Inc. (a)	6,495	227,260
Hospira, Inc. (a)	4,038	141,249
Johnson & Johnson (b)	67,095	4,532,938
Merck & Co., Inc.	74,308	3,102,359
Mylan, Inc. (a)	10,478	223,915
Perrigo Co.	2,283	269,234
Pfizer, Inc.	182,939	4,207,597
Salix Pharmaceuticals Ltd. (a)	1,414	76,978
Warner Chilcott Plc, Class A (a)	4,100	73,472
Watson Pharmaceuticals, Inc. (a)	3,114	230,405

		18,896,790
Professional Services — 0.3%
The Dun & Bradstreet Corp.	1,171	83,340
Equifax, Inc.	2,944	137,190
IHS Inc, Class A (a)	1,231	132,616
Manpower, Inc.	1,963	71,944
Nielsen Holdings NV (a)	2,966	77,769
Robert Half International, Inc.	3,498	99,938
Towers Watson & Co., Class A (b)	1,486	89,011
Verisk Analytics, Inc., Class A (a)	3,593	176,991

		868,799
Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.	1,519	110,462
American Campus Communities, Inc.	1,828	82,223
American Capital Agency Corp. (b)	7,333	246,462
American Tower Corp.	9,642	674,072
Annaly Capital Management, Inc. (b)	23,817	399,649
Apartment Investment & Management Co., Class A	3,258	88,064
AvalonBay Communities, Inc.	2,330	329,648
BioMed Realty Trust, Inc.	3,728	69,639
Boston Properties, Inc.	3,661	396,743
Brandywine Realty Trust (b)	3,346	41,290
BRE Properties, Inc.	1,856	92,837
Camden Property Trust (b)	1,963	132,836
CBL & Associates Properties, Inc.	3,591	70,168
Chimera Investment Corp.	24,849	58,644
CommonWealth REIT (b)	2,053	39,253
Corporate Office Properties Trust (b)	1,739	40,884
DDR Corp. (b)	5,332	78,060
Digital Realty Trust, Inc.	2,694	202,239
Douglas Emmett, Inc. (b)	3,413	78,840
Duke Realty Corp.	6,519	95,438
Equity Lifestyle Properties, Inc.	998	68,832
Equity Residential	7,346	458,097
Essex Property Trust, Inc. (b)	861	132,525
Extra Space Storage, Inc.	2,528	77,357
Federal Realty Investment Trust (b)	1,563	162,693
General Growth Properties, Inc.	12,907	233,488
Hatteras Financial Corp.	2,363	67,582
HCP, Inc.	10,251	452,582

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Health Care REIT, Inc.	5,226	$304,676
Home Properties, Inc.	1,181	72,466
Hospitality Properties Trust (b)	3,024	74,904
Host Hotels & Resorts, Inc.	17,577	278,068
Kilroy Realty Corp. (b)	1,671	80,893
Kimco Realty Corp.	9,948	189,310
Liberty Property Trust (b)	2,534	93,353
Mack-Cali Realty Corp. (b)	2,137	62,123
MFA Financial, Inc.	8,630	68,091
Mid-America Apartment Communities, Inc.	988	67,421
National Retail Properties, Inc.	2,601	73,582
Piedmont Office Realty Trust, Inc.	4,228	72,764
Plum Creek Timber Co., Inc.	3,949	156,775
Post Properties, Inc. (b)	1,299	63,586
Prologis, Inc.	11,252	373,904
Public Storage	3,487	503,558
Rayonier, Inc.	2,994	134,431
Realty Income Corp. (b)	3,262	136,254
Regency Centers Corp.	2,200	104,654
Retail Properties of America, Inc.	2,159	20,985
Senior Housing Properties Trust	3,980	88,834
Simon Property Group, Inc.	7,408	1,153,129
SL Green Realty Corp.	2,191	175,806
Tanger Factory Outlet Centers	2,246	71,984
Taubman Centers, Inc.	1,438	110,956
The Macerich Co.	3,241	191,381
UDR, Inc.	6,048	156,280
Ventas, Inc.	7,063	445,817
Vornado Realty Trust	4,537	381,017
Weingarten Realty Investors (b)	2,966	78,124
Weyerhaeuser Co.	13,136	293,721

		11,059,454
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	8,023	131,256
Forest City Enterprises, Inc., Class A (a)	3,389	49,479
The Howard Hughes Corp. (a)	708	43,641
Jones Lang LaSalle, Inc.	1,053	74,100
The St Joe Co. (a)	1,597	25,249

		323,725
Road & Rail — 0.9%
Con-way, Inc.	1,358	49,037
CSX Corp.	25,392	567,765
Hertz Global Holdings, Inc. (a)	6,011	76,941
JB Hunt Transport Services, Inc.	2,196	130,882
Kansas City Southern	2,689	187,047
Landstar System, Inc. (b)	1,150	59,478
Norfolk Southern Corp. (b)	7,960	571,289
Ryder System, Inc.	1,232	44,364
Union Pacific Corp.	11,635	1,388,172

		3,074,975
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	15,211	87,159
Altera Corp.	7,886	266,862
Analog Devices, Inc.	7,292	274,690
Applied Materials, Inc. (b)	31,324	358,973
Atmel Corp. (a)	10,862	72,775
Avago Technologies Ltd.	5,962	214,036
Broadcom Corp., Class A (a)	13,465	455,117

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Cree, Inc. (a)	2,843	$72,980
Cypress Semiconductor Corp. (a)(b)	3,732	49,337
Fairchild Semiconductor International, Inc. (a)	3,120	43,992
Freescale Semiconductor Holdings I Ltd. (a)(b)	1,072	10,988
Intel Corp. (b)	122,911	3,275,578
KLA-Tencor Corp.	4,091	201,482
Lam Research Corp. (a)(b)	4,925	185,869
Linear Technology Corp.	5,628	176,325
LSI Corp. (a)	13,920	88,670
Marvell Technology Group Ltd.	11,492	129,630
Maxim Integrated Products, Inc.	7,144	183,172
Microchip Technology, Inc. (b)	4,733	156,568
Micron Technology, Inc. (a)	24,199	152,696
NVIDIA Corp. (a)	15,127	209,055
ON Semiconductor Corp. (a)	10,936	77,646
PMC - Sierra, Inc. (a)	5,665	34,783
Silicon Laboratories, Inc. (a)	1,034	39,189
Skyworks Solutions, Inc. (a)	4,638	126,942
Teradyne, Inc. (a)	4,508	63,382
Texas Instruments, Inc.	27,961	802,201
Xilinx, Inc.	6,451	216,560

		8,026,657
Software — 3.7%
Activision Blizzard, Inc.	10,359	124,204
Adobe Systems, Inc. (a)	12,125	392,486
ANSYS, Inc. (a)	2,278	143,765
Ariba, Inc. (a)	2,399	107,379
Autodesk, Inc. (a)	5,649	197,659
BMC Software, Inc. (a)	3,938	168,074
CA, Inc.	8,674	234,979
Cadence Design Systems, Inc. (a)	6,597	72,501
Citrix Systems, Inc. (a)	4,550	381,927
Compuware Corp. (a)	5,336	49,571
Concur Technologies, Inc. (a)	1,108	75,455
Electronic Arts, Inc. (a)	7,777	96,046
FactSet Research Systems, Inc. (b)	1,099	102,141
Fortinet, Inc. (a)	3,164	73,468
Informatica Corp. (a)	2,648	112,169
Intuit, Inc. (b)	7,177	425,955
MICROS Systems, Inc. (a)	1,965	100,608
Microsoft Corp. (b)	183,891	5,625,226
NetSuite, Inc. (a)	810	44,364
Nuance Communications, Inc. (a)	5,909	140,752
Oracle Corp. (b)	93,348	2,772,436
Red Hat, Inc. (a)	4,714	266,247
Rovi Corp. (a)	2,710	53,170
Salesforce.com, Inc. (a)	3,390	468,701
SolarWinds, Inc. (a)	1,481	64,512
Solera Holdings, Inc. (b)	1,701	71,085
Splunk, Inc. (a)	385	10,819
Symantec Corp. (a)	17,617	257,384
Synopsys, Inc. (a)	3,567	104,977
TIBCO Software, Inc. (a)	4,035	120,727
VMware, Inc., Class A (a)	2,162	196,828
Zynga Inc, Class A (a)	2,993	16,282

		13,071,897
Specialty Retail — 2.2%
Aaron’s, Inc. (b)	1,856	52,543
Abercrombie & Fitch Co., Class A	2,077	70,909

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	25

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Advance Auto Parts, Inc. (b)	1,798	$122,660
American Eagle Outfitters, Inc.	4,795	94,605
Ascena Retail Group, Inc. (a)	2,910	54,184
AutoNation, Inc. (a)(b)	847	29,882
AutoZone, Inc. (a)	931	341,835
Bed Bath & Beyond, Inc. (a)	5,682	351,148
Best Buy Co., Inc. (b)	6,586	138,043
CarMax, Inc. (a)	5,580	144,745
Chico’s FAS, Inc.	4,042	59,983
Dick’s Sporting Goods, Inc. (b)	2,271	109,008
DSW Inc, Class A	852	46,349
Foot Locker, Inc.	3,715	113,605
GameStop Corp., Class A (b)	3,232	59,340
The Gap, Inc.	7,406	202,628
GNC Holdings Inc, Class A	1,789	70,129
Guess?, Inc. (b)	1,587	48,197
The Home Depot, Inc.	37,396	1,981,614
Limited Brands, Inc.	5,901	250,970
Lowe’s Cos., Inc.	29,294	833,121
O’Reilly Automotive, Inc. (a)	3,082	258,179
PetSmart, Inc. (b)	2,650	180,677
Ross Stores, Inc.	5,537	345,896
Sally Beauty Holdings, Inc. (a)	3,789	97,529
Signet Jewelers Ltd.	2,082	91,629
Staples, Inc.	16,847	219,853
Tiffany & Co.	3,099	164,092
The TJX Cos., Inc.	18,104	777,205
Tractor Supply Co.	1,762	146,352
Ulta Salon Cosmetics & Fragrance, Inc.	1,538	143,618
Urban Outfitters, Inc. (a)	2,605	71,872
Williams-Sonoma, Inc.	2,164	75,675

		7,748,075
Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc. (a)	1,158	60,911
Coach, Inc.	7,023	410,705
Deckers Outdoor Corp. (a)(b)	922	40,577
Fossil, Inc. (a)	1,336	102,258
Hanesbrands, Inc. (a)	2,359	65,415
Michael Kors Holdings Ltd. (a)	2,074	86,776
NIKE, Inc., Class B	8,836	775,624
PVH Corp.	1,721	133,877
Ralph Lauren Corp.	1,507	211,070
Under Armour Inc, Class A (a)(b)	950	89,756
VF Corp. (b)	2,142	285,850

		2,262,819
Thrifts & Mortgage Finance — 0.1%
BankUnited, Inc. (b)	841	19,831
Capitol Federal Financial, Inc.	4,018	47,734
Hudson City Bancorp, Inc. (b)	12,924	82,326
New York Community Bancorp, Inc. (b)	10,739	134,560
People’s United Financial, Inc.	8,707	101,088
TFS Financial Corp. (a)	1,964	18,756
Washington Federal, Inc.	2,498	42,191

		446,486
Tobacco — 1.7%
Altria Group, Inc.	49,715	1,717,653
Lorillard, Inc.	3,190	420,921
Philip Morris International, Inc. (b)	41,668	3,635,950

Common Stocks	Shares	Value
Tobacco (concluded)
Reynolds American, Inc. (b)	8,045	$360,979

		6,135,503
Trading Companies & Distributors — 0.2%
Air Lease Corp. (a)	1,732	33,584
Fastenal Co. (b)	7,236	291,683
GATX Corp.	1,130	43,505
MRC Global, Inc. (a)	564	12,002
MSC Industrial Direct Co., Inc.	1,086	71,187
United Rentals, Inc. (a)	2,281	77,645
W.W. Grainger, Inc. (b)	1,429	273,282
WESCO International, Inc. (a)(b)	1,047	60,255

		863,143
Water Utilities — 0.1%
American Water Works Co., Inc.	4,309	147,712
Aqua America, Inc. (b)	3,404	84,964

		232,676
Wireless Telecommunication Services — 0.3%
Clearwire Corp, Class A (a)	9,605	10,758
Crown Castle International Corp. (a)	7,160	420,006
MetroPCS Communications, Inc. (a)	7,596	45,956
NII Holdings, Inc. (a)	4,118	42,127
SBA Communications Corp, Class A (a)	2,965	169,153
Sprint Nextel Corp. (a)	73,302	238,963
Telephone & Data Systems, Inc. (b)	2,248	47,860
United States Cellular Corp. (a)	357	13,787

		988,610
Investment Companies — 1.0%
iShares Russell 1000 Index Fund (b)(c)	48,002	3,610,231
Total Long-Term Investments (Cost — $330,832,668) — 97.5%		342,851,504

Short-Term Securities
Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	34,299,696	34,299,696
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	6,688,495	6,688,495

		40,988,191

	Par (000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bill, 0.00%, 9/20/12 (f)(g)	$628	627,856
Total Short-Term Securities (Cost — $41,616,047) — 11.9%		41,616,047
Total Investments (Cost — $372,448,715*) — 109.4%		384,467,551
Liabilities in Excess of Other Assets — (9.4)%		(32,923,122)

Net Assets — 100.0%		$351,544,429

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Schedule of Investments (concluded)	Russell 1000 Index Master Portfolio

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$372,859,668

Gross unrealized appreciation	16,719,766
Gross unrealized depreciation	(5,111,883)

Net unrealized appreciation	$11,607,883

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,774,817	28,524,879	[1]	—	34,299,696	$34,299,696	—	$29,042
BlackRock Cash Funds: Prime, SL Agency Shares	1,293,201	5,395,294	[1]	—	6,688,495	$6,688,495	—	$4,707
BlackRock Inc.	364	2,970		(222)	3,112	$528,480	$(6,421)	$4,302
iShares Russell 1000 Index Fund	1	48,001		—	48,002	$3,610,231	—	$12,927
PNC Financial Services Group, Inc.	2,272	11,539		(891)	12,920	$789,541	$(1,779)	$2,718
[1]	Represents net shares activity.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
14	S&P 400 Midcap Index	Chicago Mercantile	September 2012	$1,315,300	$28,822
123	S&P 500 Index	Chicago Mercantile	September 2012	$8,341,860	238,284
					$267,106

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivatives financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$339,241,273	—	—	$339,241,273
Investment Companies	3,610,231	—	—	3,610,231
Short-Term Securities:
Money Market Funds	40,988,191	—	—	40,988,191
U.S. Treasury Obligations	—	$627,856	—	627,856

Total	$383,839,695	$627,856	—	$384,467,551

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$267,106	—	—	$267,106

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $31,086,959 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	27

Statement of Assets and Liabilities	Russell 1000 Index Master Portfolio

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $30,923,947) (cost — $326,604,461)	$338,551,108
Investments at value — affiliated (cost — $45,844,254)	45,916,443
Investments sold receivable	24,892,775
Dividends receivable	475,737
Contributions receivable from investors	246,764
Securities lending income receivable — affiliated	8,228
Interest receivable	6,521
Margin variation receivable	288,954
Prepaid expenses	127

Total assets	410,386,657

Liabilities
Collateral on securities loaned at value	31,086,959
Investments purchased payable	86,906
Trustees’ fees payable	480
Withdrawals payable to investors	27,592,608
Investment advisory fees payable	14,918
Custodian fees payable	8
Printing fees payable	1,521
Professional fees payable	55,124
Foreign taxes payable	210
Other accrued expenses payable	3,494

Total liabilities	58,842,228

Net Assets	$351,544,429

Net Assets Consist of
Investors’ capital	$339,258,487
Net unrealized appreciation/depreciation	12,285,942

Net Assets	$351,544,429

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Statement of Operations	Russell 1000 Index Master Portfolio

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$1,484,894
Foreign taxes withheld	(751)
Dividends — affiliated	19,947
Securities lending — affiliated	21,879
Income — affiliated	11,870
Interest	74

Total income	1,537,913

Expenses
Investment advisory	36,307
Professional	26,630
Printing	520
Trustees	1,979
Custodian	29,898
Offering costs	1,673
Miscellaneous	1,181

Total expenses	98,188
Less fees waived and/or reimbursed by advisor	(1,790)

Total expenses after fees waived and/or reimbursed	96,398

Net investment income	1,441,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(989,644)
Investments — affiliated	(8,200)
Financial futures contracts	36,576

(961,268)

Net change in unrealized appreciation/depreciation on:
Investments	14,416,233
Financial futures contracts	245,070

14,661,303

Total realized and unrealized gain	13,700,035

Net Increase in Net Assets Resulting from Operations	$15,141,550

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	29

Statements of Changes in Net Assets	Russell 1000 Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$1,441,515	$573,634
Net realized loss	(961,268)	(464,335)
Net change in unrealized appreciation/depreciation	14,661,303	(2,375,361)

Net increase (decrease) in net assets resulting from operations	15,141,550	(2,266,062)

Capital Transactions
Proceeds from contributions	312,096,218	72,436,022
Value of withdrawals	(32,574,519)	(13,288,780)

Net increase in net assets derived from capital transactions	279,521,699	59,147,242

Net Assets
Total increase in net assets	294,663,249	56,881,180
Beginning of period	56,881,180	—

End of period	$351,544,429	$56,881,180

[1]	Commencement of operations.

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Financial Highlights	Russell 1000 Index Master Portfolio

	Six Months Ended June 30, 2012 (Unaudited)	Period March 31, 2011[1] to December 31, 2011

Total Investment Return[2]
Total investment return	9.53%	(4.68)%

Ratios to Average Net Assets[3]
Total expenses	0.14%	0.40%	[4]

Total expenses after fees waived	0.13%	0.16%

Net investment income	1.98%	2.04%

Supplemental Data
Net assets, end of period (000)	$351,544	$56,881

Portfolio turnover	21%	10%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	31

Notes to Financial Statements (Unaudited)	Russell 1000 Index Master Portfolio

1. Organization and Significant Accounting Policies:

Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

32	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	Russell 1000 Index Master Portfolio

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax return remains open for the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Offering Costs: Offering costs associated with the establishment of the Master Portfolio are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	33

Notes to Financial Statements (continued)	Russell 1000 Index Master Portfolio

known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation*	$267,106
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended June 30, 2012
Net Realized Gain From
Equity contracts:
Financial futures contracts	$36,576

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$245,070

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	80
Average notional value of contracts purchased	$5,664,517

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

BFA contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of certain feeder funds which invest their assets in the Master Portfolio. BFA has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. For the six months ended June 30, 2012, BFA waived $1,314, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”) an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending – affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $11,760 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the period ended June 30, 2012, were $307,948,493 and $34,216,077, respectively.

34	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	Russell 1000 Index Master Portfolio

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment fee and administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	35

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Russell 1000 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master

Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three-, five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the

36	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affili-

ates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

BLACKROCK FUNDS III	JUNE 30, 2012	37

Disclosure of Investment Advisory Agreement (continued)

necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance was below its benchmark index during the since-inception period reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee ratio (a combination of the advisory fee and the

38	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Portfolio’s total operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2012	39

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Director of the Fund/Master Portfolio.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Fund/Master Portfolio and Benjamin Archibald became Secretary of the Fund/Master Portfolio.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Fund

400 Howard Street

San Francisco, CA 94105

40	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

I)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses [open end only], annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following:

(i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK RUSSELL 1000 INDEX FUND	JUNE 30, 2012	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# R1000-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock ACWI ex-US Index Fund  |  of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock ACWI ex-US Index Fund

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”), a series of BlackRock Funds III (the “Trust”), investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 2.88%, 2.63% and 2.76%, respectively, while the benchmark MSCI ACWI ex-US Index returned 2.77%. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging-market countries, excluding the United States.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Following a highly volatile 2011, financial markets began the year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. Positive economic indicators, particularly from the United States, brightened the outlook for the global economy. As the market environment improved and corporate earnings continued to be strong, international equities moved boldly higher through the first two months of 2012.

•

The rally ended in March when the tone of global news flow darkened. Investors reverted to risk averse mode and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the euro zone. In Spain, political leaders faced severe deficit and policymaking issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian

•

government debt rose to levels deemed unsustainable. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations.

•

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key power house for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries as consumers became more cautious in the mire of the financial situation in Europe. Many European countries fell into recession and disappointing reports from the United States reinforced fears about the slowing world economy.

•

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, stocks began a global rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic. Overall, international stocks underperformed US stocks as the US economy remained strong relative to other parts of the world.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

BlackRock ACWI ex-US Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of companies located in developed and emerging market countries excluding the United States.

[3]

The index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging-market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns Since Inception[5]
Institutional	2.88%	(15.65)%
Investor A	2.63	(15.91)
Class K	2.76	(15.73)
MSCI ACWI ex-US Index	2.77	(14.57)

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.80	$1.72	$1,000.00	$1,023.17	$1.71	0.34%
Investor A	$1,000.00	$1,026.30	$3.17	$1,000.00	$1,021.73	$3.17	0.63%
Class K	$1,000.00	$1,027.60	$1.66	$1,000.00	$1,023.22	$1.66	0.33%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	5

About Fund Performance	BlackRock ACWI ex-US Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceeding page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the preceeding page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Derivative Financial Instruments	BlackRock ACWI ex-US Index Fund

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investment in these instruments is discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	7

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

June 30, 2012 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $61,886,214)	$58,862,279
Capital shares sold receivable	50,376,005
Receivable from administrator	34,191
Prepaid expenses	31,688

Total assets	109,304,163

Liabilities
Contributions payable to the Master Portfolio	40,686,574
Capital shares redeemed payable	9,689,431
Income dividends payable	105,838
Registration fees payable	914
Printing fees payable	36,760
Transfer agent fees payable	2,166
Service fees payable	6
Professional fees payable	14,418
Other accrued expenses payable	1,616

Total liabilities	50,537,723

Net Assets	$58,766,440

Net Assets Consist of
Paid-in capital	$62,180,692
Accumulated net investment loss	(11,762)
Accumulated net realized loss allocated from the Master Portfolio	(378,555)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	(3,023,935)

Net Assets	$58,766,440

Net Asset Value
Institutional — Based on net assets of $50,511,775 and 6,130,827 shares outstanding, unlimited number of shares authorized, no par value	$8.24

Investor A — Based on net assets of $30,833 and 3,748 shares outstanding, unlimited number of shares authorized, no par value	$8.23

Class K — Based on net assets of $8,223,831 and 998,974 shares outstanding, unlimited number of shares authorized, no par value	$8.23

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Statement of Operations	BlackRock ACWI ex-US Index Fund

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$390,466
Foreign taxes withheld	(54,999)
Dividends — affiliated	1,456
Income — affiliated	899
Interest — unaffiliated	15
Expenses	(54,008)
Fees waived	25,410

Total income	309,239

Expenses
Administration	8,726
Transfer agent — Institutional	25
Transfer agent — Investor A	25
Transfer agent — Class K	805
Service — Investor A	29
Offering	101,420
Printing	12,711
Professional	12,039
Registration	10,077
Miscellaneous	2,074

Total expenses	147,931
Less administration fees waived	(8,726)
Less transfer agent fees waived — Institutional	(1)
Less transfer agent fees waived — Investor A	(2)
Less transfer agent fees waived — Class K	(134)
Less transfer agent fees reimbursed — Institutional	(8)
Less transfer agent fees reimbursed — Investor A	(17)
Less transfer agent fees reimbursed — Class K	(665)
Less fees reimbursed by administrator	(138,256)

Total expenses after fees waived and reimbursed	122

Net investment income	309,117

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments, financial futures contracts and foreign currency transactions	(147,993)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	414,268

Total realized and unrealized gain	266,275

Net Increase in Net Assets Resulting from Operations	$575,392

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	9

Statements of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$309,117	$176,245
Net realized loss	(147,993)	(345,155)
Net change in unrealized appreciation/depreciation	414,268	(3,438,203)

Net increase (decrease) in net assets resulting from operations	575,392	(3,607,113)

Dividends to Shareholders From
Net investment income:
Institutional	(119,122)	(102)
Investor A	(381)	(93)
Class K	(180,752)	(82,081)
Tax return of capital:
Institutional	—	(56)
Investor A	—	(51)
Class K	—	(45,667)

Decrease in net assets resulting from dividends to shareholders	(300,255)	(128,050)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	42,201,466	20,025,000

Net Assets
Total increase in net assets	42,476,603	16,289,837
Beginning of period	16,289,837	—

End of period	$58,766,440	$16,289,837

Accumulated net investment loss	$(11,762)	$(20,624)

[1]	Commencement of operations.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Financial Highlights	BlackRock ACWI ex-US Index Fund

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.15		0.08
Net realized and unrealized gain (loss)	0.09		(1.89)

Net increase (decrease) from investment operations	0.24		(1.81)

Dividends and distributions from:
Net investment income	(0.13)		(0.04)
Tax return of capital	—		(0.02)

Total dividends and distributions	(0.13)		(0.06)

Net asset value, end of period	$8.24		$8.13

Total Investment Return[3,4]
Based on net asset value	2.88%		(18.05)%

Ratios to Average Net Assets[5,6]
Total expenses	2.95%	[7]	2.04% [8,9]

Total expenses after fees waived	0.34%	[7]	0.37% [8]

Net investment income	3.74%	[7]	1.78% [8]

Supplemental Data
Net assets, end of period (000)	$50,512		$46

Portfolio turnover of the Master Portfolio	8%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.19%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	11

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.14		0.08
Net realized and unrealized gain (loss)	0.08		(1.89)

Net increase (decrease) from investment operations	0.22		(1.81)

Dividends and distributions from:
Net investment income	(0.12)		(0.04)
Tax return of capital	—		(0.02)

Total dividends and distributions	(0.12)		(0.06)

Net asset value, end of period	$8.23		$8.13

Total Investment Return[3,4]
Based on net asset value	2.63%		(18.11)%

Ratios to Average Net Assets[5,6]
Total expenses	2.51%	[7]	2.30% [8,9]

Total expenses after fees waived	0.63%	[7]	0.62% [8]

Net investment income	3.22%	[7]	1.74% [8]

Supplemental Data
Net assets, end of period (000)	$31		$20

Portfolio turnover of the Master Portfolio	8%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.19%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.15		0.09
Net realized and unrealized gain (loss)	0.08		(1.90)

Net increase (decrease) from investment operations	0.23		(1.81)

Dividends and distributions from:
Net investment income	(0.13)		(0.04)
Tax return of capital	—		(0.02)

Total dividends and distributions	(0.13)		(0.06)

Net asset value, end of period	$8.23		$8.13

Total Investment Return[3,4]
Based on net asset value	2.76%		(18.04)%

Ratios to Average Net Assets[5,6]
Total expenses	1.92%	[7]	1.73% [8,9]

Total expenses after fees waived	0.33%	[7]	0.32% [8]

Net investment income	3.52%	[7]	2.03% [8]

Supplemental Data
Net assets, end of period (000)	$8,224		$16,224

Portfolio turnover of the Master Portfolio	8%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.19%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	13

Notes to Financial Statements (Unaudited)	BlackRock ACWI ex-US Index Fund

1. Organization and Significant Accounting Policies:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2012 was 17.26%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax return remains open for the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with Blackrock Institutional Trust Company, N.A. (the “Administrator” or “BTC”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.10% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, and BTC contractually agreed to waive and/or reimburse fees

14	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock ACWI ex-US Index Fund

or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 0.40% for Institutional, 0.65% for Investor A and 0.35 % for Class K. BFA and BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior fiscal year received a waiver or reimbursement from BFA or BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BTC up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior fiscal year under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets and (2) BFA, BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On June 30, 2012, the amount subject to possible future recoupment under the expense limitation agreement is $119,874, which expires December 31, 2013.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing related services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional .	$8
Investor A	$17
Class K	$665

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

As of December 31, 2011, the Fund had a capital loss carryforward of $237,641. The capital loss carryforward has no expiration date and is available to offset future realized capital gains.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	15

Notes to Financial Statements (concluded)	BlackRock ACWI ex-US Index Fund

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Six Months Ended June 30, 2012		Period June 30, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,317,400	$59,794,981	5,657	$50,000
Shares issued to shareholders in reinvestment of dividends	10,882	89,677	—	—
Shares redeemed	(1,203,112)	(9,908,650)	—	—

Net increase	6,125,170	$49,976,008	5,657	$50,000

	Six Months Ended June 30, 2012		Period June 30, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,253	$10,156	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	11	88	—	—
Shares redeemed	(16)	(126)	—	—

Net increase	1,248	$10,118	2,500	$25,000

Class K
Shares sold	1,461	$11,189	1,995,000	$19,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	13	112	—	—
Shares redeemed	(997,500)	(7,795,961)	—	—

Net increase (decrease)	(996,026)	$(7,784,660)	1,995,000	$19,950,000

Total Net Increase	5,130,392	$42,201,466	2,003,157	$20,025,000

[1] Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012	ACWI ex-US Index Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

iShares S&P India Nifty 50 Index Fund	1%
Nestle SA	1
Vodafone Group Plc	1
BP Plc	1
HSBC Holdings Plc	1
Novartis AG	1
Royal Dutch Shell Plc, Class A	1
Roche Holding AG	1
GlaxoSmithKline Plc	1
BHP Billiton Ltd.	1

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	15%
Japan	14
Canada	8
France	6
Australia	6
Switzerland	6
Germany	5
China	4
South Korea	3
Brazil	3
Taiwan	2
Hong Kong	2
Sweden	2
South Africa	2
Spain	2
Netherlands	2
India	2
Other[1]	16

[1]

Other includes a 1% or less holding in each of the following countries: Italy, Russia, Singapore, Mexico, Malaysia, Denmark, Belgium, Indonesia, Norway, Thailand, Finland, Chile, Israel, Turkey, Poland, Colombia, Philippines, Austria, Ireland, Peru, Portugal, Czech Republic, Egypt, New Zealand, Hungary, Greece and Morocco.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	17

Schedule of Investments June 30, 2012 (Unaudited)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.1%
AGL Energy Ltd.	11,710	$177,954
Alumina Ltd.	48,915	40,120
Amcor Ltd.	26,279	191,839
AMP Ltd.	59,989	238,715
APA Group	13,257	68,054
Asciano Ltd.	19,753	88,723
ASX Ltd.	3,993	122,569
Australia & New Zealand Banking Group Ltd.	55,176	1,256,914
Bendigo and Adelaide Bank Ltd.	8,135	62,168
BHP Billiton Ltd.	66,809	2,176,123
Boral Ltd.	14,925	45,487
Brambles Ltd.	32,978	209,156
Caltex Australia Ltd.	2,725	38,060
Campbell Brothers Ltd.	1,528	85,662
Centro Retail Australia	26,219	53,215
CFS Retail Property Trust	39,551	78,940
Coca-Cola Amatil Ltd.	12,490	171,643
Cochlear Ltd.	1,140	77,421
Commonwealth Bank of Australia	32,602	1,785,436
Computershare Ltd.	8,951	68,418
Crown Ltd.	8,017	70,107
CSL Ltd.	10,902	442,203
Dexus Property Group	92,419	88,436
Echo Entertainment Group Ltd.	15,086	66,514
Fairfax Media Ltd.	49,695	28,506
Fortescue Metals Group Ltd.	29,762	152,073
Goodman Group	32,996	124,937
GPT Group	28,862	97,627
Harvey Norman Holdings Ltd.	10,354	20,819
Iluka Resources Ltd.	9,298	109,738
Incitec Pivot Ltd.	32,700	96,607
Insurance Australia Group Ltd.	45,160	161,972
Leighton Holdings Ltd.	3,034	51,103
Lend Lease Group	10,905	81,101
Lynas Corp. Ltd. (a)	34,627	30,646
Macquarie Group Ltd.	7,104	191,836
Metcash Ltd.	15,414	53,399
Mirvac Group	68,528	90,044
National Australia Bank Ltd.	46,146	1,124,005
Newcrest Mining Ltd.	15,936	370,848
Orica Ltd.	7,678	195,572
Origin Energy Ltd.	22,613	284,787
OZ Minerals Ltd.	6,208	50,649
Qantas Airways Ltd. (a)	22,658	25,172
QBE Insurance Group Ltd.	24,499	338,594
QR National Ltd.	36,021	126,179
Ramsay Health Care Ltd.	2,668	61,992
Rio Tinto Ltd.	9,087	533,469
Santos Ltd.	19,250	212,010
Sims Metal Management Ltd.	3,328	32,960
Sonic Healthcare Ltd.	7,477	97,792
SP AusNet	35,355	37,052
Stockland	48,881	155,143
Suncorp Group Ltd.	27,073	226,224
Sydney Airport	7,383	22,004
Tabcorp Holdings Ltd.	14,422	43,491
Tatts Group Ltd.	29,580	79,710
Telstra Corp. Ltd.	89,914	340,677
Toll Holdings Ltd.	13,701	56,334

Common Stocks	Shares	Value

Australia (concluded)
Transurban Group	27,356	$159,787
Wesfarmers Ltd.	20,914	643,766
Westfield Group	45,274	443,295
Westfield Retail Trust	61,060	179,100
Westpac Banking Corp.	62,958	1,374,764
Whitehaven Coal Ltd.	9,068	38,984
Woodside Petroleum Ltd.	13,334	427,302
Woolworths Ltd.	25,391	698,967
WorleyParsons Ltd.	4,274	110,982

		17,485,896
Austria — 0.2%
Andritz AG	1,556	80,017
Erste Group Bank AG (a)	4,457	84,644
IMMOFINANZ AG (a)	22,194	70,619
OMV AG	3,062	96,299
Raiffeisen Bank International AG	1,106	36,210
Telekom Austria AG	7,581	74,513
Verbund AG	1,432	32,803
Vienna Insurance Group AG	905	36,584
Voestalpine AG	2,234	59,334

		571,023
Belgium — 0.7%
Ageas	47,346	94,023
Anheuser-Busch InBev NV	16,683	1,315,308
Belgacom SA	3,448	98,051
Colruyt SA	1,514	67,545
Delhaize Group	2,076	76,048
Groupe Bruxelles Lambert SA	1,724	117,024
KBC Groep NV	3,346	70,759
Mobistar SA	644	22,037
Solvay SA	1,206	119,070
Telenet Group Holding NV	1,169	51,153
UCB SA	2,274	114,872
Umicore SA	2,316	107,080

		2,252,970
Brazil — 2.7%
AES Tiete SA, Preference Shares	2,400	34,163
All America Latina Logistica SA	9,100	38,421
Amil Participacoes SA	2,300	23,017
Anhanguera Educacional Participacoes SA	2,800	35,688
Banco Bradesco SA, Preference Shares	39,900	594,775
Banco do Brasil SA	11,800	114,739
Banco do Estado do Rio Grande do Sul, Preference Shares	4,200	29,694
Banco Santander (Brasil) SA	15,500	118,845
BM&F Bovespa SA	38,000	193,926
BR Malls Participacoes SA	8,100	92,756
BR Properties SA	3,700	43,659
Bradespar SA, Preference Shares	4,500	73,801
Braskem SA, Preference ‘A’ Shares	2,800	18,653
BRF — Brasil Foods SA	13,800	208,804
CCR SA	18,700	152,039
Centrais Eletricas Brasileiras SA	6,000	42,569
Centrais Eletricas Brasileiras SA, Preference ‘B” Shares	4,200	40,819
CETIP SA — Mercados Organizados	4,100	51,237
Cielo SA	6,200	182,373
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	1,900	75,678

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts	GBP British Pound	NVDR Non-Voting Depositary Receipts
	AUD Australian Dollar	HKD Hong Kong Dollar	PLN Polish New Zloty
	BRL Brazilian Real	JPY Japanese Yen	SEK Swedish Krona
	CAD Canadian Dollar	KRW South Korean Won	SGD Singapore Dollar
	CHF Swiss Franc	MXN Mexican Peso	USD US Dollar
	DKK Danish Krone	MYR Malaysian Ringgit	ZAR South African Rand
	EUR Euro	NOK Norwegian Krone

See Notes to Financial Statements.

18	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Brazil (continued)
Companhia de Bebidas das Americas, Preference Shares	15,700	$604,237
Companhia de Saneamento Basico do Estado de Sao Paulo	2,300	88,175
Companhia de Saneamento de Minas Gerais-COPASA	1,300	28,155
Companhia de Transmissao de Energia Electrica Paulista	600	19,149
Companhia Energetica de Minas Gerais, Preference Shares	10,200	190,593
Companhia Energetica de Sao Paulo, Preference ‘B’ Shares	3,100	56,644
Companhia Hering SA	2,800	53,114
Companhia Paranaense de Energia, Preference ‘B’ Shares	2,000	44,013
Companhia Siderurgica Nacional SA	14,700	83,289
Cosan SA Industria e Comercio	2,500	38,574
CPFL Energia SA	4,800	60,702
Cyrela Brazil Realty SA	6,000	44,212
Diagnosticos da America SA	5,100	33,543
Duratex SA	5,700	30,167
EcoRodovias Infraestrutura e Logistica SA	4,000	32,203
EDP — Energias do Brasil SA	5,000	32,089
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	1,700	21,448
Embraer SA	11,000	73,169
Fibria Celulose SA (a)	5,100	37,783
Gerdau SA, Preference Shares	18,500	163,032
HRT Participacoes em Petroleo SA (a)	5,000	15,584
Hypermarcas SA (a)	6,900	40,778
Itau Unibanco Holding SA, Preference Shares	47,400	667,636
Itausa — Investimentos Itau SA, Preference Shares	54,640	231,237
JBS SA (a)	10,200	30,623
Klabin SA, Preference Shares	9,000	40,777
Light SA	1,300	16,052
Localiza Rent a Car SA	2,600	39,288
Lojas Americanas SA, Preference Shares	8,057	53,150
Lojas Renner SA	2,500	70,139
Metalurgica Gerdau SA, Preference Shares	5,500	60,627
MMX Mineracao e Metalicos SA (a)	4,900	14,272
MPX Energia SA (a)	1,300	19,935
MRV Engenharia e Participacoes SA	6,700	31,023
Multiplan Empreendimentos Imobiliarios SA	1,600	39,162
Multiplus SA	1,200	28,182
Natura Cosmeticos SA	3,500	81,902
Obrascon Huarte Lain Brasil SA	2,900	25,773
Odontoprev SA	5,800	29,455
OGX Petroleo e Gas Participacoes SA (a)	26,100	71,471
Oi SA	4,605	21,667
Oi SA, Preference Shares	16,998	69,819
PDG Realty SA Empreendimentos e Participacoes	22,800	39,845
Petroleo Brasileiro SA	62,100	584,362
Petroleo Brasileiro SA, Preference Shares	87,200	792,333
Porto Seguro SA	1,900	16,186
Raia Drogasil SA	3,900	39,320
Redecard SA	7,400	121,031
Souza Cruz SA	8,400	123,292
Sul America SA	1,908	14,819
Telefonica Brasil SA, Preference Shares	6,100	151,794
Tim Participacoes SA	18,540	103,015
Totvs SA	2,200	42,390

Common Stocks	Shares	Value

Brazil (concluded)
Tractebel Energia SA	3,200	$59,188
Ultrapar Participacoes SA	6,600	148,529
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	7,500	23,600
Vale SA	27,100	541,460
Vale SA, Preference ‘A’ Shares	41,600	811,081

		9,210,744
Canada — 7.0%
Agnico-Eagle Mines Ltd.	3,460	140,154
Agrium, Inc.	3,293	291,845
Alimentation Couche Tard, Inc.	2,403	104,938
ARC Resources Ltd.	5,985	134,620
Athabasca Oil Corp. (a)	6,300	69,306
Bank of Montreal	13,137	725,948
Bank of Nova Scotia	22,636	1,172,599
Barrick Gold Corp.	20,760	781,992
Baytex Energy Corp.	2,412	101,612
BCE, Inc.	5,283	217,837
Bell Aliant, Inc.	1,486	37,263
Bombardier, Inc.	28,084	110,891
Bonavista Energy Corp.	2,857	44,675
Brookfield Asset Management Inc., Class A	11,726	388,256
Brookfield Office Properties, Inc.	5,601	98,035
CAE, Inc.	4,623	44,909
Cameco Corp.	8,137	178,789
Canadian Imperial Bank of Commerce	8,235	579,548
Canadian National Railway Co.	9,166	775,162
Canadian Natural Resources Ltd.	22,780	611,062
Canadian Oil Sands Ltd.	10,312	199,737
Canadian Pacific Railway Ltd.	3,582	262,889
Canadian Tire Corp. Ltd., Class A	1,606	108,655
Canadian Utilities Ltd.	1,189	77,604
Cenovus Energy, Inc.	15,717	499,714
Centerra Gold, Inc.	3,201	22,386
CGI Group Inc., Class A (a)	4,787	115,055
CI Financial Corp.	3,060	66,364
Crescent Point Energy Corp.	5,870	219,094
Eldorado Gold Corp.	14,320	176,380
Empire Co. Ltd.	650	34,259
Enbridge, Inc.	15,355	613,235
Encana Corp.	15,085	314,116
Enerplus Corp.	3,852	49,488
Fairfax Financial Holdings Ltd.	406	160,765
Finning International, Inc.	3,430	79,778
First Quantum Minerals Ltd.	9,880	174,678
Fortis, Inc.	4,208	133,461
Franco-Nevada Corp.	2,802	126,711
George Weston Ltd.	1,074	61,016
Gildan Activewear, Inc.	2,324	64,029
Goldcorp, Inc.	16,822	633,324
Great-West Lifeco, Inc.	6,144	133,187
H&R Real Estate Investment Trust	1,769	42,570
Husky Energy, Inc.	6,792	169,783
IAMGOLD Corp.	7,439	87,973
IGM Financial, Inc.	2,121	83,415
Imperial Oil Ltd.	5,983	250,286
Industrial Alliance Insurance & Financial Services, Inc.	1,801	43,287
Inmet Mining Corp.	1,052	43,119
Intact Financial Corp.	2,655	165,308

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canada (concluded)
Ivanhoe Mines Ltd. (a)	5,826	$57,453
Kinross Gold Corp.	23,891	195,005
Loblaw Cos. Ltd.	2,295	73,036
Magna International Inc., Class A	4,589	181,243
Manulife Financial Corp.	37,595	409,516
MEG Energy Corp. (a)	2,800	100,356
Metro Inc., Class A	2,183	111,777
National Bank of Canada	3,281	234,514
New Gold, Inc. (a)	9,084	86,637
Nexen, Inc.	11,269	190,824
Onex Corp.	1,929	74,898
Open Text Corp. (a)	1,186	59,422
Osisko Mining Corp. (a)	7,362	50,618
Pacific Rubiales Energy Corp.	5,902	124,985
Pan American Silver Corp.	3,082	52,159
Pembina Pipeline Corp.	6,113	156,232
Pengrowth Energy Corp.	11,060	70,177
Penn West Petroleum Ltd.	9,875	132,494
Potash Corp. of Saskatchewan, Inc.	17,863	780,772
Power Corp. of Canada	7,639	179,476
Power Financial Corp.	5,021	125,513
Precision Drilling Corp. (a)	4,515	30,733
Progress Energy Resources Corp.	3,603	71,027
Research In Motion Ltd. (a)	9,446	69,957
RioCan Real Estate Investment Trust	2,737	74,467
Ritchie Bros Auctioneers, Inc.	1,783	38,213
Rogers Communications, Inc., Class B	8,187	296,810
Royal Bank of Canada	29,684	1,520,791
Saputo, Inc.	2,801	116,458
Shaw Communications, Inc., Class B	8,340	157,609
Shoppers Drug Mart Corp.	4,538	182,973
Silver Wheaton Corp.	7,565	203,373
SNC-Lavalin Group, Inc.	3,056	114,484
Sun Life Financial, Inc.	12,196	265,339
Suncor Energy, Inc.	32,752	947,077
SXC Health Solutions Corp. (a)	1,271	126,226
Talisman Energy, Inc.	22,116	253,505
Teck Resources Ltd., Class B	12,046	373,058
TELUS Corp.	4,184	244,810
Thomson Reuters Corp.	8,062	229,404
Tim Hortons, Inc.	3,400	179,234
TMX Group, Inc.	1,523	69,411
The Toronto-Dominion Bank	18,634	1,458,361
Tourmaline Oil Corp. (a)	2,500	66,005
TransAlta Corp.	4,521	76,601
TransCanada Corp.	14,545	609,601
Valeant Pharmaceuticals International, Inc. (a)	6,095	273,410
Vermilion Energy, Inc.	1,845	83,307
Viterra, Inc.	7,028	111,484
Yamana Gold, Inc.	15,600	240,719

		23,752,661
Chile — 0.4%
AES Gener SA	49,161	28,337
Aguas Andinas SA	46,912	29,039
Banco de Chile	399,365	56,441
Banco de Credito e Inversiones	628	39,073
Banco Santander Chile	1,380,925	102,973
CAP SA	1,399	51,666
Cencosud SA	18,377	101,407

Common Stocks	Shares	Value

Chile (concluded)
Cia Cervecerias Unidas SA	2,257	$28,301
Colbun SA (a)	151,013	41,864
CorpBanca	1,784,754	22,533
E.CL SA, Class S	9,083	21,598
Empresa Nacional de Electricidad SA	67,079	113,751
Empresas CMPC SA	21,683	86,490
Empresas COPEC SA	10,386	153,273
Enersis SA	267,355	100,594
ENTEL Chile SA	2,216	41,441
LATAM Airlines Group SA	4,649	122,104
Latam Airlines Group SA (a)	1,440	37,568
SACI Falabella	9,788	90,716
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	1,775	99,003
Vina Concha y Toro SA	7,977	15,606

		1,383,778
China — 3.5%
Agile Property Holdings Ltd.	34,000	44,306
Agricultural Bank of China Ltd., Class H	438,000	177,396
Air China Ltd., Class H	44,000	26,121
Airtac International Group (a)	2,000	11,521
Aluminum Corp. of China Ltd., Class H (a)	80,000	34,774
Angang Steel Co. Ltd. (a)	26,000	14,409
Anhui Conch Cement Co. Ltd., Class H	25,000	68,787
AviChina Industry & Technology Co. Ltd.	40,000	13,316
Bank of China Ltd., Class H	1,555,000	597,314
Bank of Communications Co. Ltd., Class H	150,700	102,284
BBMG Corp.	24,500	17,273
Beijing Capital International Airport Co. Ltd.	48,000	29,327
Beijing Enterprises Holdings Ltd.	10,000	60,337
Belle International Holdings Ltd.	98,000	167,890
Brilliance China Automotive Holdings Ltd. (a)	50,000	44,191
Byd Co. Ltd., Class H (a)	8,500	16,304
China Agri-Industries Holdings Ltd.	28,000	15,445
China BlueChemical Ltd., Class H	30,000	17,158
China Citic Bank Corp. Ltd., Class H	154,000	79,605
China Coal Energy Co. Ltd., Class H	83,000	68,913
China Communications Construction Co. Ltd., Class H	89,000	79,003
China Communications Services Corp. Ltd. (a)	50,000	24,855
China Construction Bank Corp., Class H	1,502,000	1,037,693
China COSCO Holdings Co. Ltd., Class H (a)	46,500	20,871
China International Marine Containers Group Co. Ltd.	11,300	14,451
China Life Insurance Co. Ltd., Class H	154,000	405,559
China Longyuan Power Group Corp., Class H	38,000	25,094
China Mengniu Dairy Co. Ltd.	25,000	66,200
China Merchants Bank Co. Ltd., Class H	79,500	150,739
China Merchants Holdings International Co. Ltd.	22,000	67,303
China Minsheng Banking Corp. Ltd., Class H	106,500	95,367
China Mobile Ltd.	125,500	1,377,675
China National Building Material Co. Ltd., Class H	58,000	63,366
China Oilfield Services Ltd., Class H	32,000	46,468
China Overseas Land & Investment Ltd.	86,000	202,532
China Pacific Insurance Group Co. Ltd., Class H	34,800	113,566
China Petroleum & Chemical Corp., Class H	352,000	314,592
China Railway Construction Corp. Ltd.	42,500	35,632
China Railway Group Ltd.	87,000	36,739
China Resources Cement Holdings Ltd.	42,000	24,645

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (continued)
China Resources Enterprise Ltd.	24,000	$71,706
China Resources Land Ltd.	42,000	86,846
China Resources Power Holdings Co. Ltd.	38,000	78,493
China Shanshui Cement Group Ltd.	40,000	27,596
China Shenhua Energy Co. Ltd., Class H	71,500	252,989
China Shipping Container Lines Co. Ltd. (a)	76,000	18,462
China Shipping Development Co. Ltd.	26,000	12,252
China Southern Airlines Co. Ltd.	44,000	19,528
China Taiping Insurance Holdings Co. Ltd. (a)	19,400	31,596
China Telecom Corp. Ltd., Class H	280,000	122,905
China Unicom Hong Kong Ltd.	96,000	120,718
China Vanke Co. Ltd. (a)	27,000	35,594
China Yurun Food Group Ltd.	32,000	28,265
Chongqing Rural Commercial Bank	49,000	19,997
Citic Pacific Ltd.	27,000	41,210
CITIC Securities Co. Ltd. (a)	13,000	27,613
CNOOC Ltd.	371,000	747,980
COSCO Pacific Ltd.	36,000	49,395
Country Garden Holdings Co. Ltd. (a)	90,129	35,789
CSG Holding Co. Ltd.	7,000	4,712
CSR Corp. Ltd.	45,000	35,322
Daphne International Holdings Ltd.	16,000	16,324
Datang International Power Generation Co. Ltd.	60,000	23,745
Dongfang Electric Corp. Ltd.	6,600	13,534
Dongfeng Motor Group Co. Ltd., Class H	60,000	93,783
ENN Energy Holdings Ltd.	16,000	56,480
Evergrande Real Estate Group Ltd.	107,000	55,415
Foxconn International Holdings Ltd. (a)	46,000	16,805
GCL-Poly Energy Holdings Ltd.	158,000	34,928
Golden Eagle Retail Group Ltd.	15,000	30,723
GOME Electrical Appliances Holding Ltd.	205,000	27,428
Great Wall Motor Co. Ltd.	21,000	42,339
Guangzhou Automobile Group Co. Ltd., Class H (a)	44,000	36,990
Guangzhou R&F Properties Co. Ltd.	16,000	21,306
Hengan International Group Co. Ltd.	15,000	146,117
Hengdeli Holdings Ltd.	60,000	19,168
Huabao International Holdings Ltd.	35,000	17,408
Huaneng Power International, Inc., Class H	66,000	49,907
Industrial & Commercial Bank of China Ltd., Class H	1,358,000	761,279
Inner Mongolia Yitai Coal Co. (a)	11,300	64,157
Intime Department Store Group Co. Ltd.	20,000	19,776
Jiangsu Expressway Co. Ltd.	22,000	20,712
Jiangxi Copper Co. Ltd., Class H	28,000	62,344
Kingboard Chemical Holdings Ltd.	14,000	27,267
Kunlun Energy Co. Ltd.	66,000	106,325
Lenovo Group Ltd.	134,000	114,346
Longfor Properties Co. Ltd.	26,000	41,004
Metallurgical Corp. of China Ltd. (a)	65,000	13,983
Parkson Retail Group Ltd.	29,500	26,352
PetroChina Co. Ltd., Class H	440,000	569,475
PICC Property & Casualty Co. Ltd., Class H	54,800	62,333
Ping An Insurance (Group) Co. of China Ltd., Class H	36,500	295,134
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,000	40,186
Shanghai Electric Group Co. Ltd., Class H	68,000	27,852
Shanghai Industrial Holdings Ltd.	13,000	34,520
Shanghai Pharmaceuticals Holding Co. Ltd.	11,700	14,707
Shimao Property Holdings Ltd.	28,500	44,174
Shougang Fushan Resources Group Ltd.	54,000	14,079
Sinopec Shanghai Petrochemical Co. Ltd.	48,000	14,146

Common Stocks	Shares	Value

China (concluded)
Sinopharm Group Co. Ltd., Class H	16,000	$44,478
Soho China Ltd.	47,500	36,460
Tencent Holdings Ltd.	21,200	626,063
Tingyi Cayman Islands Holding Corp.	40,000	103,056
Tsingtao Brewery Co. Ltd.	6,000	34,286
Uni-President China Holdings Ltd.	27,000	25,194
Want Want China Holdings Ltd.	125,000	154,580
Weichai Power Co. Ltd., Class H (a)	8,000	31,956
Wumart Stores, Inc. (a)	11,000	22,363
Yanzhou Coal Mining Co. Ltd., Class H (a)	40,000	63,035
Zhaojin Mining Industry Co. Ltd., Class H	23,000	30,242
Zhejiang Expressway Co. Ltd.	24,000	15,927
Zhongsheng Group Holdings Ltd.	9,500	11,612
Zhuzhou CSR Times Electric Co. Ltd.	8,000	21,975
Zijin Mining Group Co. Ltd., Class H	122,000	41,511
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (a)	27,400	35,242
ZTE Corp., Class H	11,000	21,456

		12,073,976
Colombia — 0.3%
Almacenes Exito SA	4,521	74,903
Banco Davivienda SA, Preference Shares	1,821	22,469
Bancolombia SA	4,376	66,218
Bancolombia SA, Preference Shares	6,701	104,481
Cementos Argos SA	9,593	37,662
Corp. Financiera Colombiana SA	1,443	24,522
Ecopetrol SA	105,361	294,578
Grupo Aval Acciones y Valores SA, Preference Shares	37,834	24,296
Grupo de Inversiones Suramericana SA	5,568	96,497
Grupo de Inversiones Suramericana SA, Preference Shares	1,342	24,462
Interconexion Electrica SA	7,266	47,273
Inversiones Argos SA	7,328	67,815
Inversiones Argos SA, Preference Shares	1,293	11,603
Isagen SA ESP	18,177	24,977

		921,756
Czech Republic — 0.1%
CEZ AS	3,981	137,577
Komercni Banka AS	311	54,254
Telefonica Czech Republic AS	2,970	56,702

		248,533
Denmark — 0.7%
A.P. Moller — Maersk A/S, Class A	28	183,611
A.P. Moller — Maersk A/S, Class B	11	68,469
Carlsberg A/S, Class B	2,245	177,204
Coloplast A/S, Class B	465	83,611
Danske Bank A/S (a)	13,913	193,452
DSV A/S	3,935	78,023
Novo Nordisk A/S, Class B	8,490	1,231,362
Novozymes A/S, Class B	4,941	128,127
TDC A/S	10,271	71,380
Tryg A/S	550	30,918
William Demant Holding A/S (a)	541	48,629

		2,294,786
Egypt — 0.1%
Commercial International Bank SAE	11,885	51,619
Egyptian Financial Group-Hermes Holding (a)	2,111	3,613

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Egypt (concluded)
Egyptian Kuwaiti Holding Co. SAE	4,648	$5,451
National Societe Generale Bank SAE	2,451	11,897
Orascom Construction Industries	1,908	79,641
Orascom Telecom Holding SAE (a)	62,500	31,875
Orascom Telecom Media & Technology Holding SAE (a)	75,427	18,426
Talaat Moustafa Group (a)	21,069	15,232
Telecom Egypt Co.	6,786	14,897

		232,651
Finland — 0.4%
Elisa OYJ	2,847	57,331
Fortum OYJ	9,006	171,028
Kesko OYJ, Class B	1,417	37,043
Kone OYJ, Class B	3,136	189,393
Metso OYJ	2,805	96,714
Neste Oil OYJ	2,286	25,724
Nokia OYJ	76,968	157,014
Nokian Renkaat OYJ	2,302	87,446
Orion OYJ, Class B	2,080	39,396
Pohjola Bank Plc, Class A	3,214	37,507
Sampo OYJ, Class A	8,525	221,180
Stora Enso OYJ, Class R	11,237	69,182
UPM-Kymmene OYJ	10,915	123,476
Wartsila OYJ	3,419	112,013

		1,424,447
France — 5.2%
Accor SA	2,992	93,761
Aeroports de Paris	605	45,760
Air Liquide SA	6,489	741,877
Alcatel-Lucent (a)	47,107	77,533
ALSTOM SA	4,171	131,964
ArcelorMittal	19,780	302,624
Arkema	1,247	81,764
AtoS	1,099	65,723
AXA SA	36,810	492,102
BNP Paribas SA	20,078	774,101
Bouygues SA	3,808	102,182
Bureau Veritas SA	1,212	107,820
Cap Gemini SA	3,190	117,410
Carrefour SA	12,057	222,637
Casino Guichard-Perrachon SA	1,126	98,974
Christian Dior SA	1,108	152,380
CNP Assurances (a)	3,130	38,230
Compagnie de Saint-Gobain	8,434	311,629
Essilor International SA	4,264	396,124
Compagnie Generale de Geophysique-Veritas (a)	2,781	71,930
Compagnie Generale des Etablissements Michelin, Class B	3,767	246,461
Credit Agricole SA (a)	20,760	91,602
Danone SA	12,032	747,747
Dassault Systemes SA	1,278	119,904
Edenred	3,429	97,210
EDF SA	4,928	109,646
Eurazeo	638	24,568
Eutelsat Communications SA	2,787	85,733
Fonciere Des Regions	519	37,315
France Telecom SA	38,444	505,476
GDF Suez	25,859	616,681
Gecina SA	445	39,670
Groupe Eurotunnel SA	11,693	95,044

Common Stocks	Shares	Value

France (concluded)
Icade	477	$36,076
Iliad SA	458	66,321
Imerys SA	685	34,922
JC Decaux SA	1,435	31,646
Klepierre	1,967	64,643
L’Oreal SA	4,995	584,441
Lafarge SA	3,805	169,924
Lagardere S.C.A.	2,463	68,751
Legrand SA	5,079	172,383
LVMH Moet Hennessy Louis Vuitton SA	5,286	804,475
Natixis	19,615	52,836
Pernod-Ricard SA	4,428	473,495
Peugeot SA (a)	4,734	46,687
PPR SA	1,559	222,207
Publicis Groupe	3,159	144,472
Remy Cointreau SA	445	48,890
Renault SA	4,071	162,565
Rexel SA	2,180	37,236
Safran SA	4,720	175,284
Sanofi	25,008	1,893,125
Schneider Electric SA	10,887	605,139
SCOR SE	3,273	79,346
SES SA	5,975	141,271
Societe BIC SA	566	58,468
Societe Generale SA (a)	14,594	342,223
Sodexo	1,911	148,796
Suez Environnement Co.	5,762	61,956
Technip SA	2,091	217,916
Thales SA	1,801	59,503
Total SA	43,894	1,975,620
Unibail-Rodamco SE	1,911	352,025
Vallourec SA	2,083	85,114
Veolia Environnement SA	6,910	87,502
Vinci SA	9,503	444,123
Vivendi SA	26,828	498,488
Wendel SA	682	50,502
Zodiac Aerospace	681	69,275

		17,811,228
Germany — 4.7%
Adidas AG	4,312	309,075
Allianz AG, Registered Shares	9,443	949,822
Axel Springer AG	838	36,004
BASF SE	19,065	1,325,673
Bayer AG, Registered Shares	17,199	1,239,347
Bayerische Motoren Werke AG	6,912	500,207
Bayerische Motoren Werke AG, Preference Shares	985	48,589
Beiersdorf AG	2,177	141,129
Brenntag AG	927	102,589
Celesio AG	1,907	31,214
Commerzbank AG (a)	74,658	126,802
Continental AG	1,641	136,795
Daimler AG, Registered Shares	18,820	845,759
Deutsche Bank AG, Registered Shares	19,383	699,595
Deutsche Boerse AG	4,011	216,398
Deutsche Lufthansa AG, Registered Shares	4,594	53,110
Deutsche Post AG, Registered Shares	17,275	305,654
Deutsche Telekom AG, Registered Shares	58,355	639,537
E.ON AG	37,476	809,823
Fraport AG	759	40,868
Fresenius Medical Care AG & Co. KGaA	4,420	312,176

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Germany (concluded)
Fresenius SE & Co. KGaA	2,656	$274,996
GEA Group AG	3,495	93,152
Hannover Rueckversicherung AG, Registered Shares	1,197	71,303
HeidelbergCement AG	2,866	137,595
Henkel AG & Co. KGaA	2,769	153,657
Henkel AG & Co. KGaA, Preference Shares	3,696	245,584
Hochtief AG (a)	536	25,982
Hugo Boss AG	417	41,313
Infineon Technologies AG	22,919	155,120
K+S AG	3,460	158,402
Kabel Deutschland Holding AG (a)	1,908	118,906
Lanxess AG	1,678	106,191
Linde AG	3,562	554,748
MAN SE	852	87,139
Merck KGaA	1,405	140,312
Metro AG	2,643	77,070
Muenchener Rueckversicherungs AG, Registered Shares	3,707	523,073
Porsche Automobil Holding SE, Preference Shares	3,110	154,703
ProSiebenSat.1 Media AG, Preference Shares	1,849	41,449
RWE AG	10,521	430,251
RWE AG, Non-Voting Preference Shares	517	19,198
Salzgitter AG	772	31,780
SAP AG	19,186	1,136,106
Siemens AG, Registered Shares	17,089	1,435,938
Suedzucker AG	1,318	46,757
ThyssenKrupp AG	7,800	127,059
United Internet AG	1,986	34,141
Volkswagen AG	598	90,366
Volkswagen AG, Preference Shares	3,005	476,076
Wacker Chemie AG	311	21,425

		15,879,958
Greece — 0.0%
Coca Cola Hellenic Bottling Co. SA (a)	4,042	71,612
OPAP SA	5,670	35,489

		107,101
Hong Kong — 1.9%
AIA Group Ltd.	213,600	737,787
Anta Sports Products Ltd.	17,000	10,365
ASM Pacific Technology Ltd.	4,000	51,129
Bank of East Asia Ltd.	27,600	99,476
BOC Hong Kong Holdings Ltd.	78,000	240,119
Bosideng International Holdings Ltd.	60,000	15,582
Cathay Pacific Airways Ltd.	24,000	38,910
Cheung Kong Holdings Ltd.	29,000	358,043
Cheung Kong Infrastructure Holdings Ltd.	10,000	60,538
China Everbright Ltd.	14,000	20,006
China Gas Holdings Ltd.	66,000	33,157
China Resources Gas Group Ltd.	14,000	24,243
China Rongsheng Heavy Industries Group Holdings Ltd.	51,000	11,975
China State Construction International Holdings Ltd.	26,000	24,674
China ZhengTong Auto Services Holdings Ltd. (a)	19,000	10,103
China Zhongwang Holdings Ltd. (a)	37,200	14,337
CLP Holdings Ltd.	37,500	318,707
Dah Chong Hong Holdings Ltd.	16,000	14,396
Dongyue Group	22,000	10,349
Far East Horizon Ltd.	21,000	14,873
First Pacific Co., Ltd	42,000	43,565

Common Stocks	Shares	Value

Hong Kong (concluded)
Fosun International Ltd.	27,000	$14,142
Franshion Properties China Ltd.	56,000	17,010
Galaxy Entertainment Group Ltd. (a)	30,000	75,476
Geely Automobile Holdings Ltd.	85,000	30,145
Guangdong Investment Ltd.	50,000	36,195
Haier Electronics Group Co., Ltd. (a)	18,000	21,735
Hang Lung Group Ltd.	20,000	123,663
Hang Lung Properties Ltd.	45,000	153,928
Hang Seng Bank Ltd.	15,600	214,468
Henderson Land Development Co., Ltd.	19,000	105,629
Hong Kong & China Gas Co., Ltd.	109,600	232,823
Hong Kong Exchanges & Clearing Ltd.	21,500	309,359
Hopewell Holdings Ltd.	11,500	32,922
Hutchison Whampoa Ltd.	44,000	381,652
Hysan Development Co., Ltd.	13,000	49,553
Kerry Properties Ltd.	14,500	62,396
Lee & Man Paper Manufacturing Ltd.	35,000	14,154
Li & Fung Ltd.	122,000	236,222
Lifestyle International Holdings Ltd.	9,500	20,933
The Link REIT	49,000	200,844
Lonking Holdings Ltd.	45,000	10,877
MGM China Holdings Ltd.	20,000	30,667
Minmetals Resources Ltd. (a)	36,000	15,208
MTR Corp.	29,000	99,553
New World Development Co., Ltd.	74,000	87,198
Nine Dragons Paper Holdings Ltd.	27,000	15,284
NWS Holdings Ltd.	27,000	39,489
Orient Overseas International Ltd.	4,000	19,618
PCCW Ltd.	85,000	31,348
Poly Hong Kong Investments Ltd. (a)	35,000	19,075
Power Assets Holdings Ltd.	29,000	217,621
Sands China Ltd.	49,600	159,564
Sany Heavy Equipment International Holdings Co., Ltd.	22,000	11,884
Shangri-La Asia Ltd.	32,000	61,466
Shui On Land Ltd.	50,500	20,695
Sihuan Pharmaceutical Holdings Group Ltd.	42,000	15,344
Sino Land Co., Ltd.	58,800	89,286
Sino-Ocean Land Holdings Ltd.	56,500	28,312
SJM Holdings Ltd.	39,000	73,077
Sun Art Retail Group Ltd.	38,500	42,428
Sun Hung Kai Properties Ltd.	33,000	392,335
Swire Pacific Ltd., Class A	15,000	174,463
Wharf Holdings Ltd.	31,000	172,390
Wheelock & Co., Ltd.	18,000	68,397
Wing Hang Bank Ltd.	4,500	43,757
Wynn Macau Ltd.	31,600	74,567
Yingde Gases	16,500	15,101
Yue Yuen Industrial Holdings Ltd.	14,500	45,589
Yuexiu Property Co., Ltd.	112,000	27,538

		6,587,714
Hungary — 0.1%
Magyar Telekom Telecommunications Plc	7,781	15,353
MOL Hungarian Oil & Gas Plc	823	59,603
OTP Bank Plc	4,637	73,733
Richter Gedeon Nyrt	269	44,395

		193,084
Indonesia — 0.6%
PT Adaro Energy Tbk	293,500	45,876
PT Astra Agro Lestari Tbk	7,500	16,198

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Indonesia (concluded)
PT Astra International Tbk	410,000	$302,251
PT Bank Central Asia Tbk	249,000	194,755
PT Bank Danamon Indonesia Tbk	69,000	44,315
PT Bank Mandiri Tbk	190,000	147,426
PT Bank Negara Indonesia Persero Tbk	151,500	62,292
PT Bank Rakyat Indonesia Persero Tbk	226,500	155,131
PT Bukit Asam Persero Tbk	13,500	21,272
PT Bumi Resources Tbk	296,000	35,464
PT Charoen Pokphand Indonesia Tbk	147,000	54,313
PT Gudang Garam Tbk	9,500	62,762
PT Indo Tambangraya Megah Tbk	8,500	32,916
PT Indocement Tunggal Prakarsa Tbk	29,500	54,981
PT Indofood Sukses Makmur Tbk	88,500	46,031
PT Indosat Tbk	32,000	14,883
PT Jasa Marga Persero Tbk	48,000	27,803
PT Kalbe Farma Tbk	93,000	37,611
PT Perusahaan Gas Negara Persero Tbk	221,000	83,667
PT Semen Gresik Persero Tbk	60,000	72,818
PT Telekomunikasi Indonesia Persero Tbk	203,500	177,795
PT Unilever Indonesia Tbk	30,500	74,802
PT United Tractors Tbk	34,000	78,229
PT Vale Indonesia Tbk	52,000	14,963
PT XL Axiata Tbk	26,000	17,152

		1,875,706
Ireland — 0.2%
CRH Plc	833	16,071
CRH Plc	14,297	273,903
Elan Corp. Plc (a)	6,946	101,867
Elan Corp. Plc (a)	3,662	53,294
James Hardie Industries SE	8,714	71,847
Kerry Group Plc	1,670	73,212
Kerry Group Plc	1,139	49,881

		640,075
Israel — 0.3%
Bank Hapoalim BM	21,648	66,764
Bank Leumi Le-Israel BM (a)	25,683	62,745
Bezeq The Israeli Telecommunication Corp., Ltd.	37,843	40,264
Delek Group Ltd.	87	12,954
Elbit Systems Ltd.	485	16,700
Israel Chemicals Ltd.	8,910	98,583
The Israel Corp. Ltd.	50	28,276
Mizrahi Tefahot Bank Ltd. (a)	2,057	16,049
NICE Systems Ltd. (a)	1,200	43,942
Teva Pharmaceutical Industries Ltd.	20,181	795,484

		1,181,761
Italy — 1.3%
Assicurazioni Generali SpA	24,431	331,256
Atlantia SpA	6,702	85,541
Autogrill SpA	1,811	16,431
Banca Monte dei Paschi di Siena SpA (a)	134,036	33,416
Banco Popolare SpA (a)	36,595	49,135
Enel Green Power SpA	34,760	55,082
Enel SpA	140,380	453,267
ENI SpA	50,102	1,064,424
Exor SpA	1,084	23,304
Fiat Industrial SpA	17,855	175,747
Fiat SpA (a)	17,783	89,658
Finmeccanica SpA (a)	9,342	37,773

Common Stocks	Shares	Value

Italy (concluded)
Intesa Sanpaolo SpA	214,498	$305,284
Intesa Sanpaolo SpA, Risparmio Shares	14,637	16,665
Luxottica Group SpA	2,360	82,407
Mediaset SpA	12,905	22,601
Mediobanca SpA	10,665	47,033
Pirelli & C SpA	4,788	50,498
Prysmian SpA	4,069	60,693
Saipem SpA	5,541	246,765
Snam SpA	32,455	145,402
Telecom Italia SpA	200,991	198,607
Telecom Italia SpA, Risparmio Shares	118,104	95,708
Tenaris SA	10,170	178,849
Terna SpA	26,165	94,549
UniCredit SpA (a)	84,252	319,450
Unione di Banche Italiane ScpA	17,756	58,013

		4,337,558
Japan — 12.8%
ABC-Mart, Inc.	500	18,708
Advantest Corp.	3,000	46,897
Aeon Co., Ltd.	12,200	152,049
Aeon Credit Service Co., Ltd.	1,500	27,824
Aeon Mall Co., Ltd.	1,800	38,355
Air Water, Inc.	3,000	36,375
Aisin Seiki Co., Ltd.	3,900	130,369
Ajinomoto Co., Inc.	14,000	194,846
Alfresa Holdings Corp.	1,000	53,122
All Nippon Airways Co., Ltd.	17,000	48,162
Amada Co., Ltd.	7,000	41,418
Aozora Bank Ltd.	14,000	33,339
Asahi Glass Co., Ltd.	21,000	141,670
Asahi Group Holdings Ltd.	8,000	171,875
Asahi Kasei Corp.	25,000	135,515
Asics Corp.	3,400	43,131
Astellas Pharma, Inc.	9,300	405,840
The Bank of Kyoto Ltd.	7,000	53,037
The Bank of Yokohama Ltd.	25,000	118,203
Benesse Holdings, Inc.	1,300	58,205
Bridgestone Corp.	13,500	310,015
Brother Industries Ltd.	4,700	53,810
Canon, Inc.	23,600	941,888
Casio Computer Co., Ltd.	5,100	33,441
Central Japan Railway Co.	31	244,152
The Chiba Bank Ltd.	16,000	96,106
Chiyoda Corp.	3,000	36,757
Chubu Electric Power Co., Inc.	13,400	217,290
Chugai Pharmaceutical Co., Ltd.	4,700	89,099
The Chugoku Bank Ltd.	4,000	52,128
The Chugoku Electric Power Co., Inc.	6,300	103,904
Citizen Holdings Co., Ltd.	5,500	32,256
Coca-Cola West Co., Ltd.	1,400	24,411
Cosmo Oil Co., Ltd.	14,000	35,634
Credit Saison Co., Ltd.	3,200	71,149
Dai Nippon Printing Co., Ltd.	11,000	86,173
The Dai-ichi Life Insurance Co., Ltd.	176	203,832
Daicel Chemical Corp.	6,000	36,910
Daido Steel Co., Ltd.	6,000	37,389
Daihatsu Motor Co., Ltd.	4,000	70,029
Daiichi Sankyo Co., Ltd.	13,900	234,380
Daikin Industries Ltd.	4,700	132,363
Dainippon Sumitomo Pharma Co., Ltd.	3,800	38,826

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Daito Trust Construction Co., Ltd.	1,500	$142,188
Daiwa House Industry Co., Ltd.	11,000	156,034
Daiwa Securities Group, Inc.	34,000	128,137
Dena Co., Ltd.	2,100	55,275
Denki Kagaku Kogyo KK	10,000	34,957
Denso Corp.	10,000	341,710
Dentsu, Inc.	3,700	109,671
East Japan Railway Co.	7,000	439,538
Eisai Co., Ltd.	5,100	223,334
Electric Power Development Co., Ltd.	2,400	63,070
FamilyMart Co., Ltd.	1,200	54,923
FANUC Corp.	4,000	657,524
Fast Retailing Co., Ltd.	1,100	220,101
Fuji Electric Co., Ltd.	14,000	34,151
Fuji Heavy Industries Ltd.	12,000	97,225
FUJIFILM Holdings Corp.	9,900	187,567
Fujitsu Ltd.	40,000	191,429
Fukuoka Financial Group, Inc.	17,000	66,384
Furukawa Electric Co., Ltd.	15,000	35,479
Gree, Inc. (a)	2,200	43,763
GS Yuasa Corp.	7,000	32,004
The Gunma Bank Ltd.	10,000	47,314
The Hachijuni Bank Ltd.	9,000	46,783
Hakuhodo DY Holdings, Inc.	540	35,835
Hamamatsu Photonics KK	1,400	47,496
Hankyu Hanshin Holdings, Inc.	24,000	121,200
Hino Motors Ltd.	6,000	43,427
Hirose Electric Co., Ltd.	600	59,394
Hisamitsu Pharmaceutical Co., Inc.	1,300	63,979
Hitachi Chemical Co., Ltd.	2,400	37,810
Hitachi Construction Machinery Co., Ltd.	2,200	41,549
Hitachi High-Technologies Corp.	1,200	29,549
Hitachi Ltd.	95,000	585,755
Hitachi Metals Ltd.	3,000	35,802
Hokkaido Electric Power Co., Inc.	3,700	47,819
Hokuriku Electric Power Co.	3,400	52,945
Honda Motor Co., Ltd.	33,800	1,179,469
Hoya Corp.	9,100	200,473
Ibiden Co., Ltd.	2,400	43,474
Idemitsu Kosan Co., Ltd.	400	35,881
IHI Corp.	26,000	55,614
Inpex Corp.	44	247,126
Isetan Mitsukoshi Holdings Ltd.	7,100	75,433
Isuzu Motors Ltd.	24,000	128,553
ITOCHU Corp.	31,900	335,290
Itochu Techno-Solutions Corp.	500	24,132
The Iyo Bank Ltd.	6,000	47,915
J. Front Retailing Co., Ltd.	11,000	55,292
Japan Petroleum Exploration Co.	500	19,037
Japan Prime Realty Investment Corp.	14	39,407
Japan Real Estate Investment Corp.	11	100,856
Japan Retail Fund Investment Corp.	37	58,691
The Japan Steel Works Ltd.	6,000	33,127
Japan Tobacco, Inc.	18,600	551,037
JFE Holdings, Inc.	9,800	164,024
JGC Corp.	5,000	144,957
The Joyo Bank Ltd.	13,000	59,154
JS Group Corp.	5,300	111,852
JSR Corp.	3,500	60,731
JTEKT Corp.	4,400	45,556

Common Stocks	Shares	Value

Japan (continued)
Jupiter Telecommunications Co., Ltd.	44	$44,861
JX Holdings, Inc.	46,400	239,146
Kajima Corp.	17,000	49,911
Kamigumi Co., Ltd.	6,000	47,731
Kaneka Corp.	6,000	33,183
The Kansai Electric Power Co., Inc.	15,500	185,884
Kansai Paint Co., Ltd.	4,000	42,863
Kao Corp.	10,800	297,847
Kawasaki Heavy Industries Ltd.	29,000	79,531
Kawasaki Kisen Kaisha Ltd. (a)	13,000	25,822
KDDI Corp.	56	361,251
Keikyu Corp.	10,000	90,984
Keio Corp.	12,000	86,976
Keisei Electric Railway Co., Ltd.	6,000	50,685
Keyence Corp.	1,020	252,320
Kikkoman Corp.	4,000	49,445
Kinden Corp.	3,000	19,648
Kintetsu Corp.	34,000	135,557
Kirin Holdings Co., Ltd.	18,000	212,149
Kobe Steel Ltd.	50,000	60,147
Koito Manufacturing Co., Ltd.	3,000	42,036
Komatsu Ltd.	19,500	465,491
Konami Corp.	2,000	45,318
Konica Minolta Holdings, Inc.	10,500	82,718
Kubota Corp.	22,000	203,311
Kuraray Co., Ltd.	6,800	88,124
Kurita Water Industries Ltd.	2,200	50,888
Kyocera Corp.	3,200	276,928
Kyowa Hakko Kirin Co., Ltd.	6,000	61,795
Kyushu Electric Power Co., Inc.	8,600	102,024
Lawson, Inc.	1,200	83,918
Mabuchi Motor Co., Ltd.	500	19,931
Makita Corp.	2,200	77,175
Marubeni Corp.	35,000	233,201
Marui Group Co., Ltd.	4,600	35,182
Maruichi Steel Tube Ltd.	800	17,219
Mazda Motor Corp. (a)	53,000	72,173
McDonald’s Holdings Co. Japan Ltd.	1,400	39,405
Medipal Holdings Corp.	3,200	45,328
MEIJI Holdings Co., Ltd.	1,200	55,104
Miraca Holdings, Inc.	1,100	45,670
Mitsubishi Chemical Holdings Corp.	27,500	121,228
Mitsubishi Corp.	29,200	590,257
Mitsubishi Electric Corp.	39,000	326,292
Mitsubishi Estate Co., Ltd.	27,000	484,401
Mitsubishi Gas Chemical Co., Inc.	8,000	45,480
Mitsubishi Heavy Industries Ltd.	63,000	256,105
Mitsubishi Logistics Corp.	3,000	31,721
Mitsubishi Materials Corp.	23,000	66,697
Mitsubishi Motors Corp. (a)	78,000	78,654
Mitsubishi Tanabe Pharma Corp.	4,500	64,708
Mitsubishi UFJ Financial Group, Inc.	262,200	1,256,167
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,210	50,331
Mitsui & Co., Ltd.	36,100	536,440
Mitsui Chemicals, Inc.	18,000	45,075
Mitsui Fudosan Co., Ltd.	18,000	349,251
Mitsui OSK Lines Ltd.	22,000	79,307
Mizuho Financial Group, Inc.	467,200	789,214
MS&AD Insurance Group Holdings, Inc.	10,900	190,699
Murata Manufacturing Co., Ltd.	4,200	220,922

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Nabtesco Corp.	2,000	$44,608
Namco Bandai Holdings, Inc.	3,600	49,369
NEC Corp. (a)	53,000	82,467
Nexon Co., Ltd. (a)	2,300	45,026
NGK Insulators Ltd.	6,000	66,441
NGK Spark Plug Co., Ltd.	5,000	66,042
NHK Spring Co., Ltd.	3,200	34,556
Nidec Corp.	2,300	174,878
Nikon Corp.	7,000	213,085
Nintendo Co., Ltd.	2,200	256,918
Nippon Building Fund, Inc.	12	116,024
Nippon Electric Glass Co., Ltd.	8,000	47,780
Nippon Express Co., Ltd.	17,000	70,200
Nippon Meat Packers, Inc.	5,000	66,183
Nippon Paper Group, Inc.	2,200	34,926
Nippon Steel Corp.	107,000	242,694
Nippon Telegraph & Telephone Corp.	9,000	419,675
Nippon Yusen KK	33,000	87,280
The Nishi-Nippon City Bank Ltd.	17,000	41,274
Nissan Motor Co., Ltd.	51,500	489,030
Nisshin Seifun Group, Inc.	3,500	40,975
Nisshin Steel Co., Ltd.	15,000	21,054
Nissin Foods Holdings Co., Ltd.	1,100	41,830
Nitori Holdings Co., Ltd.	650	61,463
Nitto Denko Corp.	3,400	145,672
NKSJ Holdings, Inc.	7,600	161,788
NOK Corp.	2,100	44,838
Nomura Holdings, Inc.	76,700	286,746
Nomura Real Estate Holdings, Inc.	2,100	38,456
Nomura Real Estate Office Fund, Inc.	6	33,848
Nomura Research Institute Ltd.	2,000	44,011
NSK Ltd.	9,000	58,315
NTN Corp.	11,000	34,627
NTT Data Corp.	26	79,801
NTT DoCoMo, Inc.	315	524,161
NTT Urban Development Corp.	21	16,990
Obayashi Corp.	13,000	57,087
Odakyu Electric Railway Co., Ltd.	13,000	129,250
OJI Paper Co., Ltd.	16,000	61,304
Olympus Corp. (a)	4,400	71,300
Omron Corp.	4,100	86,885
Ono Pharmaceutical Co., Ltd.	1,700	106,827
Oracle Corp. Japan	700	30,130
Oriental Land Co., Ltd	1,000	114,344
ORIX Corp.	2,150	200,371
Osaka Gas Co., Ltd.	39,000	163,399
Otsuka Corp.	300	25,540
Otsuka Holdings Co., Ltd.	7,300	224,075
Panasonic Corp.	46,400	379,311
Rakuten, Inc.	14,700	151,978
Resona Holdings, Inc.	39,100	161,076
Ricoh Co., Ltd.	13,000	109,714
Rinnai Corp.	700	48,301
Rohm Co., Ltd.	2,100	80,922
Sankyo Co., Ltd.	1,000	48,799
Sanrio Co., Ltd.	1,100	40,104
Santen Pharmaceutical Co., Ltd.	1,500	61,642
SBI Holdings, Inc.	485	36,039
Secom Co., Ltd.	4,400	201,780
Sega Sammy Holdings, Inc.	4,000	81,366

Common Stocks	Shares	Value

Japan (continued)
Seiko Epson Corp.	3,000	$30,444
Sekisui Chemical Co., Ltd.	9,000	83,617
Sekisui House Ltd.	11,000	103,862
Seven & I Holdings Co., Ltd.	15,600	470,267
Seven Bank Ltd.	10,200	26,193
Sharp Corp.	20,000	101,899
Shikoku Electric Power Co., Inc.	3,400	72,275
Shimadzu Corp.	6,000	51,918
Shimamura Co., Ltd.	500	57,778
Shimano, Inc.	1,500	98,344
Shimizu Corp.	13,000	45,102
Shin-Etsu Chemical Co., Ltd.	8,500	468,078
Shinsei Bank Ltd.	33,000	40,148
Shionogi & Co., Ltd.	6,000	81,581
Shiseido Co., Ltd.	8,200	129,393
The Shizuoka Bank Ltd.	11,000	113,181
Shoei Co., Ltd/Chiyoda-ku (a)	5,500	30,249
Showa Denko KK	28,000	54,399
Showa Shell Sekiyu KK	3,500	21,486
SMC Corp.	1,200	208,053
Softbank Corp.	18,400	684,915
Sojitz Corp.	25,400	42,026
Sony Corp.	21,100	301,714
Sony Financial Holdings, Inc.	3,400	55,494
Square Enix Holdings Co., Ltd.	1,400	22,051
Stanley Electric Co., Ltd.	2,800	43,483
Sumco Corp. (a)	2,000	18,193
Sumitomo Chemical Co., Ltd.	30,000	92,216
Sumitomo Corp.	23,200	324,610
Sumitomo Electric Industries Ltd.	16,000	199,374
Sumitomo Heavy Industries Ltd.	11,000	49,533
Sumitomo Metal Industries Ltd.	67,000	110,524
Sumitomo Metal Mining Co., Ltd.	11,000	123,960
Sumitomo Mitsui Financial Group, Inc.	27,500	908,460
Sumitomo Mitsui Trust Holdings, Inc.	64,000	191,272
Sumitomo Realty & Development Co., Ltd.	8,000	196,771
Sumitomo Rubber Industries Ltd.	3,500	45,587
Suruga Bank Ltd.	3,000	30,727
Suzuken Co., Ltd.	1,400	47,259
Suzuki Motor Corp.	7,400	151,943
Sysmex Corp.	1,400	55,367
T&D Holdings, Inc.	11,600	123,574
Taiheiyo Cement Corp.	23,000	52,813
Taisei Corp.	20,000	53,606
Taisho Pharmaceutical Holdings Co., Ltd.	700	59,197
Taiyo Nippon Sanso Corp.	6,000	35,056
Takashimaya Co., Ltd.	6,000	46,117
Takeda Pharmaceutical Co., Ltd.	16,300	740,050
TDK Corp.	2,500	101,771
Teijin Ltd.	19,000	57,839
Terumo Corp.	3,000	123,290
THK Co., Ltd.	2,400	45,372
Tobu Railway Co., Ltd.	21,000	110,405
Toho Co., Ltd.	2,400	41,520
Toho Gas Co., Ltd.	8,000	49,650
Tohoku Electric Power Co., Inc. (a)	9,100	91,435
Tokio Marine Holdings, Inc.	15,100	378,906
The Tokyo Electric Power Co., Inc. (a)	29,300	56,713
Tokyo Electron Ltd.	3,500	164,132
Tokyo Gas Co., Ltd.	50,000	255,551

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Tokyu Corp.	24,000	$112,975
Tokyu Land Corp.	9,000	44,674
TonenGeneral Sekiyu KK	6,000	53,350
Toppan Printing Co., Ltd.	11,000	73,478
Toray Industries, Inc.	30,000	204,566
Toshiba Corp.	85,000	323,540
Tosoh Corp.	10,000	27,272
TOTO Ltd.	6,000	44,739
Toyo Seikan Kaisha Ltd.	3,000	36,409
Toyo Suisan Kaisha Ltd.	2,000	53,334
Toyoda Gosei Co., Ltd.	1,200	27,664
Toyota Boshoku Corp.	1,400	17,014
Toyota Industries Corp.	3,300	94,614
Toyota Motor Corp.	57,200	2,308,718
Toyota Tsusho Corp.	4,300	82,197
Trend Micro, Inc.	2,100	61,867
Tsumura & Co.	1,400	37,076
Ube Industries Ltd.	20,000	46,520
Unicharm Corp.	2,300	130,919
Ushio, Inc.	1,600	19,831
USS Co. Ltd.	430	46,398
West Japan Railway Co.	3,500	143,983
Yahoo Japan Corp.	309	100,043
Yakult Honsha Co., Ltd.	1,900	74,406
Yamada Denki Co., Ltd.	1,750	89,597
Yamaguchi Financial Group, Inc.	4,000	35,277
Yamaha Corp.	3,400	34,988
Yamaha Motor Co., Ltd.	5,600	53,623
Yamato Holdings Co., Ltd.	7,500	120,763
Yamato Kogyo Co., Ltd.	800	22,279
Yamazaki Baking Co., Ltd.	2,000	26,191
Yaskawa Electric Corp.	4,000	30,475
Yokogawa Electric Corp.	4,200	43,421

		43,798,432
Malaysia — 0.7%
AirAsia Bhd	29,200	33,050
Alliance Financial Group Bhd	23,100	30,479
AMMB Holdings Bhd	32,700	65,103
Axiata Group Bhd	51,400	88,976
Berjaya Corp. Bhd	57,600	14,323
Berjaya Sports Toto Bhd	14,800	20,101
British American Tobacco (Malaysia) Bhd	2,400	42,502
Bumi Armada Bhd (a)	24,700	31,266
CIMB Group Holdings Bhd	106,400	254,977
DiGi.Com Bhd	62,600	84,072
Gamuda Bhd	31,900	35,424
Genting Bhd	44,600	133,187
Genting Malaysia Bhd	57,700	65,854
Genting Plantations Bhd	5,300	15,654
Hong Leong Bank Bhd	12,040	47,282
Hong Leong Financial Group Bhd	4,000	15,503
IJM Corp. Bhd	22,900	36,445
IOI Corp. Bhd	64,100	105,363
Kuala Lumpur Kepong Bhd	9,500	69,033
Lafarge Malayan Cement Bhd	6,700	15,464
Malayan Banking Bhd	71,200	195,830
Malaysia Airports Holdings Bhd	20,100	35,309
Malaysia Marine & Heavy Engineering Holdings Bhd	9,200	15,453
Maxis Communications Bhd	45,200	91,229

Common Stocks	Shares	Value

Malaysia (concluded)
MISC Bhd	26,600	$38,876
MMC Corp. Bhd	17,000	14,031
Parkson Holdings Bhd	9,500	13,770
Petronas Chemicals Group Bhd	55,800	114,355
Petronas Dagangan Bhd	5,300	35,362
Petronas Gas Bhd	11,900	67,700
PPB Group Bhd	8,800	44,377
Public Bank Bhd	22,500	97,792
RHB Capital Bhd	14,300	33,490
Sapurakencana Petroleum Bhd (a)	47,300	32,770
Sime Darby Bhd	62,200	194,631
SP Setia Bhd	11,900	14,078
Telekom Malaysia Bhd	21,800	38,969
Tenaga Nasional Bhd	55,300	117,851
UEM Land Holdings Bhd (a)	23,400	15,489
UMW Holdings Bhd	11,200	32,398
YTL Corp. Bhd	101,760	65,112
YTL Power International Bhd	40,300	22,443

		2,535,373
Mexico — 1.0%
Alfa SAB de CV	5,800	92,719
America Movil SAB de CV	817,400	1,065,585
Arca Continental SAB de CV	6,672	38,782
Cemex SAB de CV (a)	222,620	149,696
Coca-Cola Femsa SAB de CV	8,800	115,089
Compartamos SAB de CV	25,800	30,404
El Puerto de Liverpool SAB de CV	3,200	26,934
Fomento Economico Mexicano SAB de CV	40,600	362,273
Grupo Aeroportuario del Pacifico SAB de CV	7,000	27,702
Grupo Bimbo SAB de CV	33,700	82,736
Grupo Carso SAB de CV	11,400	37,012
Grupo Financiero Banorte SAB de CV	38,700	200,612
Grupo Financiero Inbursa SAB de CV	39,300	89,355
Grupo Mexico SAB de CV	79,723	236,605
Grupo Modelo SAB de CV	12,700	112,303
Grupo Televisa SAB CPO	54,300	233,691
Industrias Penoles SAB de CV	2,815	121,227
Kimberly-Clark de Mexico SAB de CV	31,500	61,892
Mexichem SAB de CV	15,130	65,024
Minera Frisco SAB de CV (a)	12,300	51,783
Wal-Mart de Mexico SAB de CV	109,500	293,457

		3,494,881
Morocco — 0.0%
Attijariwafa Bank	352	13,497
Douja Promotion Groupe Addoha SA	1,712	13,158
Maroc Telecom SA	868	11,019

		37,674
Netherlands — 1.6%
Aegon NV	36,359	168,618
Akzo Nobel NV	5,030	236,735
ASML Holding NV	8,765	450,136
Corio NV	1,304	57,412
DE Master Blenders 1753 NV (a)	12,661	142,760
Delta Lloyd NV	2,329	32,388
European Aeronautic Defence and Space Co. NV	8,601	305,256
Fugro NV	1,401	84,983
Gemalto NV	1,634	117,359
Heineken Holding NV	2,051	91,866

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Netherlands (concluded)
Heineken NV	4,660	$243,003
ING Groep NV CVA (a)	80,091	536,938
Koninklijke Ahold NV	21,086	261,199
Koninklijke Boskalis Westminster NV	1,398	46,131
Koninklijke DSM NV	3,098	152,730
Koninklijke KPN NV	30,352	290,225
Koninklijke Philips Electronics NV	20,727	408,439
Koninklijke Vopak NV	1,412	90,568
QIAGEN NV (a)	5,038	84,359
Randstad Holding NV	2,407	70,975
Reed Elsevier NV	15,151	172,850
SBM Offshore NV (a)	3,486	48,310
STMicroelectronics NV	12,884	70,110
TNT Express NV	6,584	77,233
Unilever NV CVA	33,701	1,125,796
Wolters Kluwer NV	6,328	100,613

		5,466,992
New Zealand — 0.1%
Auckland International Airport Ltd.	18,230	35,754
Contact Energy Ltd. (a)	7,946	30,745
Fletcher Building Ltd.	13,180	62,384
SKYCITY Entertainment Group Ltd.	11,610	31,716
Telecom Corp. of New Zealand Ltd.	37,809	71,992

		232,591
Norway — 0.5%
Aker Solutions ASA	3,393	48,144
DnB NOR ASA	20,403	202,877
Gjensidige Forsikring ASA	3,994	46,535
Norsk Hydro ASA	19,018	85,765
Orkla ASA	15,541	112,780
Seadrill Ltd.	7,410	264,281
Statoil ASA	23,148	552,045
Subsea 7 SA	6,043	119,592
Telenor ASA	15,137	253,065
Veripos, Inc.	572	180
Yara International ASA	3,994	174,784

		1,860,048
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,159	157,959
Credicorp Ltd.	1,535	193,241
Southern Copper Corp.	3,980	125,410
Volcan Cia Minera SAA	28,729	32,334

		508,944
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	38,000	44,342
Aboitiz Power Corp.	39,000	31,727
Alliance Global Group, Inc.	71,500	19,740
Ayala Corp.	3,610	40,427
Ayala Land, Inc.	103,500	53,379
Bank of the Philippine Islands	16,340	29,053
BDO Unibank, Inc.	30,104	45,513
DMCI Holdings, Inc.	18,000	24,456
Energy Development Corp.	118,200	16,980
Globe Telecom, Inc.	600	15,937
International Container Terminal Services, Inc.	13,500	23,697
Jollibee Foods Corp.	13,160	32,633
Manila Electric Co.	3,560	21,501

Common Stocks	Shares	Value

Philippines (concluded)
Metropolitan Bank & Trust	8,570	$18,915
Philippine Long Distance Telephone Co.	890	56,428
San Miguel Corp.	7,952	21,635
SM Investments Corp.	4,370	76,040
SM Prime Holdings, Inc.	139,350	43,193
Universal Robina Corp.	18,500	27,736

		643,332
Poland — 0.3%
Asseco Poland SA	1,413	20,770
Bank Handlowy w Warszawie SA (a)	705	17,133
Bank Millennium SA (a)	13,346	14,821
Bank Pekao SA	2,452	111,846
BRE Bank SA (a)	362	32,376
Cyfrowy Polsat SA (a)	3,713	16,309
Enea SA	923	4,406
Eurocash SA	991	12,235
Grupa Lotos SA (a)	1,964	16,533
Jastrzebska Spolka Weglowa SA (a)	778	23,476
Kernel Holding SA (a)	1,059	19,475
KGHM Polska Miedz SA	3,119	136,502
PGE SA	15,039	88,060
Polski Koncern Naftowy Orlen SA (a)	6,513	73,370
Polskie Gornictwo Naftowe i Gazownictwo SA	34,823	43,438
Powszechna Kasa Oszczednosci Bank Polski SA	12,896	134,380
Powszechny Zaklad Ubezpieczen SA	1,115	112,125
Synthos SA	9,354	16,755
Tauron Polska Energia SA	18,989	26,108
Telekomunikacja Polska SA	14,803	69,180
TVN SA	1,471	3,875

		993,173
Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares (a)	33,546	22,936
EDP — Energias de Portugal SA	38,628	91,379
Galp Energia SGPS SA	4,687	59,421
Jeronimo Martins SGPS SA	4,440	75,066
Portugal Telecom SGPS SA, Registered Shares	12,811	56,108

		304,910
Russia — 1.2%
AK Transneft OAO, Preference Shares	32	46,680
Federal Grid Co. Unified Energy System JSC (a)	6,570,000	39,887
Federal Hydrogenerating Co. JSC	2,420,000	59,098
Gazprom OAO	221,370	1,054,894
IDGC Holding JSC (a)	375,700	20,517
Inter Rao Ues OAO (a)	41,100,000	35,674
LSR Group	3,461	14,844
Lukoil OAO	10,623	592,708
Magnit OJSC (a)	5,133	155,128
Mechel	3,335	21,511
MMC Norilsk Nickel OJSC	977	162,783
Mobile Telesystems OJSC (a)	11,154	191,849
NovaTek OAO	1,864	197,584
Novolipetsk Steel OJSC	953	15,631
Rosneft Oil Co.	26,940	170,521
Rostelecom OJSC	23,940	86,559
Sberbank of Russia	179,530	480,951
Sberbank of Russia, Preference Shares	21,500	41,681
Severstal OAO	4,210	49,444
Sistema JSFC	2,096	39,111

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia (concluded)
Surgutneftegas OJSC	145,600	$120,912
Surgutneftegas OJSC, Preference Shares	140,400	81,097
Tatneft	28,620	159,839
TMK OAO	1,167	14,004
Uralkali OJSC	29,910	230,131
VTB Bank OJSC	56,760,000	100,454

		4,183,492
Singapore — 1.1%
Ascendas Real Estate Investment Trust	41,000	69,944
CapitaLand Ltd.	54,000	116,432
CapitaMall Trust	50,000	75,734
CapitaMalls Asia Ltd.	30,000	37,420
City Developments Ltd.	10,000	89,139
ComfortDelGro Corp. Ltd.	41,000	50,207
Cosco Corp. (Singapore) Ltd.	20,000	15,708
DBS Group Holdings Ltd.	38,684	427,291
Fraser and Neave Ltd.	19,000	105,797
Genting Singapore Plc	125,000	140,424
Global Logistic Properties Ltd. (a)	44,000	73,249
Golden Agri-Resources Ltd.	139,000	74,236
Hutchison Port Holdings Trust	107,000	76,485
Jardine Cycle & Carriage Ltd.	3,000	110,568
Keppel Corp. Ltd.	31,000	253,968
Keppel Land Ltd.	17,000	43,747
Neptune Orient Lines Ltd. (a)	17,000	15,003
Noble Group Ltd.	80,000	71,482
Olam International Ltd.	34,000	49,244
Oversea-Chinese Banking Corp.	55,000	384,609
SembCorp Industries Ltd.	21,000	85,955
SembCorp Marine Ltd.	17,000	64,891
Singapore Airlines Ltd.	11,000	90,706
Singapore Exchange Ltd.	18,000	90,429
Singapore Press Holdings Ltd.	4,000	12,357
Singapore Technologies Engineering Ltd.	32,000	78,889
Singapore Telecommunications Ltd.	167,000	436,511
StarHub Ltd.	13,000	35,236
United Overseas Bank Ltd.	28,000	415,787
UOL Group Ltd.	13,000	50,959
Wilmar International Ltd.	40,000	115,335
Yangzijiang Shipbuilding Holdings Ltd.	41,000	32,880

		3,790,622
South Africa — 1.6%
ABSA Group Ltd.	5,804	100,554
African Bank Investments Ltd.	15,297	68,085
African Rainbow Minerals Ltd.	2,125	43,310
Anglo American Platinum Ltd.	1,387	82,606
AngloGold Ashanti Ltd.	7,977	272,447
ArcelorMittal South Africa Ltd.	4,174	26,822
Aspen Pharmacare Holdings Ltd. (a)	5,759	88,744
Assore Ltd.	780	28,525
Aveng Ltd.	7,855	34,416
Barloworld Ltd.	4,410	43,721
Bidvest Group Ltd.	5,878	131,254
Discovery Holdings Ltd.	5,764	36,701
Exxaro Resources Ltd.	2,488	58,099
FirstRand Ltd.	64,084	207,430
The Foschini Group Ltd.	4,085	64,091
Gold Fields Ltd.	15,668	199,294
Growthpoint Properties Ltd.	32,835	92,448

Common Stocks	Shares	Value

South Africa (concluded)
Harmony Gold Mining Co. Ltd.	7,829	$73,163
Impala Platinum Holdings Ltd.	11,375	188,887
Imperial Holdings Ltd.	3,607	76,137
Investec Ltd.	5,327	31,381
Kumba Iron Ore Ltd.	1,645	110,903
Liberty Holdings Ltd.	2,156	22,919
Life Healthcare Group Holdings Ltd.	18,851	71,893
Massmart Holdings Ltd.	2,139	44,289
MMI Holdings Ltd.	19,469	42,938
Mr Price Group Ltd.	4,767	65,356
MTN Group Ltd.	35,660	617,514
Naspers Ltd.	8,318	444,284
Nedbank Group Ltd.	4,533	96,680
Netcare Ltd.	19,113	37,434
Northam Platinum Ltd.	4,502	12,877
Pick n Pay Stores Ltd.	5,077	27,305
Pretoria Portland Cement Co. Ltd.	10,191	33,347
Redefine Properties Ltd.	55,900	58,601
Remgro Ltd.	8,699	140,175
Reunert Ltd.	3,702	30,844
RMB Holdings Ltd.	14,294	61,143
RMI Holdings	15,431	32,865
Sanlam Ltd.	35,766	157,036
Sappi Ltd. (a)	10,911	36,677
Sasol Ltd.	11,513	485,645
Shoprite Holdings Ltd.	9,384	173,247
The Spar Group Ltd.	3,434	47,841
Standard Bank Group Ltd.	25,080	339,984
Steinhoff International Holdings Ltd. (a)	23,593	71,321
Tiger Brands Ltd.	3,256	97,804
Truworths International Ltd.	8,701	95,472
Vodacom Group Ltd.	7,776	88,568
Woolworths Holdings Ltd.	15,101	93,022

		5,586,099
South Korea — 3.2%
Amorepacific Corp.	68	63,209
BS Financial Group, Inc.	3,510	39,241
Celltrion, Inc.	2,210	59,083
Cheil Industries, Inc.	954	84,175
CJ CheilJedang Corp.	170	48,560
CJ Corp.	313	21,987
Daelim Industrial Co. Ltd.	594	47,479
Daewoo Engineering & Construction Co. Ltd. (a)	2,620	20,266
Daewoo International Corp.	760	22,082
Daewoo Securities Co. Ltd.	3,770	35,079
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,040	47,478
DGB Financial Group, Inc.	3,100	37,907
Dongbu Insurance Co. Ltd.	620	22,890
Dongkuk Steel Mill Co. Ltd.	960	13,033
Doosan Corp.	172	19,664
Doosan Heavy Industries & Construction Co. Ltd.	1,027	52,173
Doosan Infracore Co. Ltd. (a)	2,230	36,332
E-Mart Co. Ltd.	440	96,578
GS Engineering & Construction Corp.	762	51,514
GS Holdings	1,089	50,244
Hana Financial Group, Inc.	4,740	151,529
Hankook Tire Co. Ltd.	1,920	76,568
Hanwha Chem Corp.	1,830	34,308
Hanwha Corp.	1,200	29,833
Honam Petrochemical Corp.	301	63,266

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (continued)
Hynix Semiconductor, Inc. (a)	10,740	$226,786
Hyosung Corp.	594	28,714
Hyundai Department Store Co. Ltd.	327	40,873
Hyundai Development Co.	1,060	22,674
Hyundai Engineering & Construction Co. Ltd.	1,407	80,908
Hyundai Glovis Co. Ltd.	282	53,960
Hyundai Heavy Industries Co. Ltd.	860	196,234
Hyundai Hysco Co. Ltd.	600	21,631
Hyundai Marine & Fire Insurance Co. Ltd.	910	23,710
Hyundai Merchant Marine Co. Ltd. (a)	860	18,952
Hyundai Mipo Dockyard	217	22,698
Hyundai Mobis	1,401	339,597
Hyundai Motor Co.	3,174	651,604
Hyundai Motor Co., Preference Shares	517	30,250
Hyundai Motor Co., Second Preference Shares	769	50,527
Hyundai Securities Co. Ltd.	2,820	21,177
Hyundai Steel Co.	1,168	86,951
Hyundai Wia Corp.	326	48,700
Industrial Bank of Korea	3,800	42,822
Kangwon Land, Inc.	2,130	45,500
KB Financial Group, Inc.	7,737	252,744
KCC Corp.	87	21,327
Kia Motors Corp.	5,376	354,330
Korea Aerospace Industries Ltd.	810	20,969
Korea Electric Power Corp. (a)	5,460	123,017
Korea Exchange Bank (a)	4,640	33,247
Korea Gas Corp.	440	15,665
Korea Investment Holdings Co. Ltd.	940	31,511
Korea Life Insurance Co. Ltd.	3,190	17,988
Korea Zinc Co. Ltd.	181	61,573
Korean Air Lines Co. Ltd. (a)	810	35,935
KP Chemical Corp.	1,170	13,784
KT Corp.	800	21,236
KT&G Corp.	2,219	157,317
Kumho Petro Chemical Co. LTD.	321	34,189
LG Chem Ltd.	953	246,708
LG Chem Ltd., Preference Shares	179	13,991
LG Corp.	1,974	95,882
LG Display Co. Ltd. (a)	4,860	91,754
LG Electronics, Inc.	2,195	118,272
LG Household & Health Care Ltd.	192	103,588
LG Innotek Co. Ltd. (a)	213	16,816
LG Uplus Corp.	6,320	30,790
Lotte Confectionery Co. Ltd.	16	21,873
Lotte Shopping Co. Ltd.	217	59,329
LS Corp.	424	32,039
LS Industrial Systems Co. Ltd.	305	17,423
Mando Corp.	280	41,795
Mirae Asset Securities Co. Ltd.	530	14,531
NCSoft Corp.	320	76,768
NHN Corp.	848	185,995
OCI Co. Ltd.	325	65,042
Orion Corp.	77	63,786
POSCO	1,338	428,363
S-Oil Corp.	942	75,962
S1 Corp.	324	16,316
Samsung C&T Corp.	2,549	147,220
Samsung Card Co.	1,190	33,399
Samsung Electro-Mechanics Co. Ltd.	1,236	115,795
Samsung Electronics Co. Ltd.	2,292	2,427,197

Common Stocks	Shares	Value

South Korea (concluded)
Samsung Electronics Co. Ltd., Preference Shares	421	$277,924
Samsung Engineering Co. Ltd.	628	99,644
Samsung Fire & Marine Insurance Co. Ltd.	716	142,084
Samsung Heavy Industries Co. Ltd.	3,350	110,938
Samsung Life Insurance Co. Ltd.	1,137	92,912
Samsung SDI Co. Ltd.	708	94,821
Samsung Securities Co. Ltd.	1,326	57,441
Samsung Techwin Co. Ltd.	803	54,698
Shinhan Financial Group Co. Ltd.	8,786	308,016
Shinsegae Co. Ltd.	171	31,513
SK C&C Co. Ltd.	489	45,780
SK Holdings Co. Ltd.	553	64,961
SK Innovation Co. Ltd.	1,231	150,807
SK Networks Co. Ltd.	2,710	20,716
SK Telecom Co. Ltd.	176	19,260
STX Pan Ocean Co. Ltd.	3,380	13,430
Woongjin Coway Co. Ltd.	1,210	37,781
Woori Finance Holdings Co. Ltd.	7,880	86,863
Woori Investment & Securities Co. Ltd.	2,770	27,171
Yuhan Corp.	183	21,396

		10,772,368
Spain — 1.6%
Abertis Infraestructuras SA	7,582	102,452
Acciona SA	369	22,058
Acerinox SA	1,638	18,357
ACS Actividades de Construccion y Servicios SA	2,842	60,877
Amadeus IT Holding SA, Class A	6,835	144,808
Banco Bilbao Vizcaya Argentaria SA	98,288	701,909
Banco de Sabadell SA	44,000	85,450
Banco Popular Espanol SA	22,678	51,296
Banco Santander SA	193,892	1,282,645
Bankia SA (a)	18,610	21,776
CaixaBank	16,681	54,310
Distribuidora Internacional de Alimentacion SA (a)	1,012	4,758
Enagas SA	3,584	65,394
Ferrovial SA	8,015	90,390
Gas Natural SDG SA	7,229	92,818
Grifols SA (a)	3,023	76,585
Iberdrola SA	81,657	385,520
Inditex SA	4,516	466,797
International Consolidated Airlines Group SA (a)	17,999	45,159
Mapfre SA	15,782	32,106
Red Electrica Corp. SA	2,177	95,016
Repsol YPF SA	16,302	262,056
Telefonica SA	85,431	1,124,566
Zardoya Otis SA	3,026	33,640

		5,320,743
Sweden — 1.8%
Alfa Laval AB	6,691	114,649
Assa Abloy AB, Class B	6,919	193,220
Atlas Copco AB, Class A	15,824	340,545
Atlas Copco AB, Class B	6,062	115,512
Boliden AB	6,087	84,937
Electrolux AB, Class B	4,850	96,517
Elekta AB	1,843	84,217
Getinge AB, Class B	4,034	100,102
Hennes & Mauritz AB, Class B	19,656	705,531
Hexagon AB, Class B	4,818	82,700
Holmen AB, Class B	1,116	30,386

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Sweden (concluded)
Husqvarna AB, Class B	8,290	$39,100
Industrivarden AB, Class C	2,661	34,284
Investment AB Kinnevik, Class B	4,127	82,838
Investor AB, Class B	9,169	175,065
Lundin Petroleum AB (a)	4,497	84,185
Millicom International Cellular SA	1,266	119,480
Modern Times Group AB, Class B	956	44,249
Nordea Bank AB	53,724	462,990
Ratos AB, Class B	3,897	37,004
Sandvik AB	21,151	271,255
Scania AB, Class B	6,406	109,781
Securitas AB, Class B	6,299	48,979
Skandinaviska Enskilda Banken AB, Class A	28,768	186,833
Skanska AB, Class B	8,028	123,025
SKF AB, Class B	8,303	163,669
SSAB AB, Class A	2,688	22,342
Svenska Cellulosa AB	12,301	184,557
Svenska Handelsbanken AB, Class A	9,882	324,878
Swedbank AB, Class A	16,886	266,021
Swedish Match AB	4,548	183,310
Tele2 AB, Class B	6,375	98,777
Telefonaktiebolaget LM Ericsson, Class B	62,593	572,709
TeliaSonera AB	44,602	284,950
Volvo AB, Class B	29,143	333,206

		6,201,803
Switzerland — 5.1%
ABB Ltd., Registered Shares (a)	45,812	748,027
Actelion Ltd., Registered Shares (a)	2,256	92,794
Adecco SA, Registered Shares (a)	2,882	128,162
Aryzta AG (a)	1,955	97,309
Baloise Holding AG, Registered Shares	985	65,075
Banque Cantonale Vaudoise	54	28,618
Barry Callebaut AG (a)	39	35,480
Cie Financiere Richemont SA, Bearer A Shares	10,904	598,736
Credit Suisse Group AG	24,283	444,307
GAM Holding AG (a)	3,750	41,866
Geberit AG, Registered Shares (a)	818	161,373
Givaudan SA, Registered Shares (a)	182	178,627
Glencore International Plc	28,683	133,009
Holcim Ltd., Registered Shares (a)	4,829	267,553
Julius Baer Group Ltd. (a)	4,418	160,182
Kuehne & Nagel International AG, Registered Shares	1,112	117,809
Lindt & Spruengli AG, Registered Shares (a)	18	55,629
Lindt & Spruengli AG (a)	2	73,448
Lonza Group AG, Registered Shares (a)	1,100	45,766
Nestle SA, Registered Shares	68,358	4,079,460
Novartis AG, Registered Shares	47,638	2,663,503
Pargesa Holding SA	576	34,292
Partners Group Holding AG	269	47,842
Roche Holding AG	14,564	2,515,682
Schindler Holding AG, Registered Shares	456	51,424
Schindler Holding AG Participation Certificates	996	111,360
SGS SA, Registered Shares	116	217,497
Sika AG, Registered Shares	43	83,034
Sonova Holding AG, Registered Shares (a)	990	95,757
Straumann Holding AG, Registered Shares	181	26,622
Sulzer AG	481	57,028
Swatch Group AG, Bearer Shares	670	264,812
Swatch Group AG, Registered Shares	771	53,640

Common Stocks	Shares	Value

Switzerland (concluded)
Swiss Life Holding AG, Registered Shares (a)	628	$59,191
Swiss Prime Site AG (a)	1,010	84,245
Swiss Re AG (a)	7,337	462,537
Swisscom AG	486	195,800
Syngenta AG, Registered Shares	1,967	673,353
Transocean Ltd.	7,213	323,457
UBS AG, Registered Shares (a)	75,872	887,867
Wolseley Plc	6,051	225,537
Zurich Insurance Group AG (a)	3,031	685,382

		17,373,092
Taiwan — 2.3%
Acer, Inc.	49,000	51,137
Advanced Semiconductor Engineering, Inc.	107,574	88,306
Advantech Co. Ltd.	5,000	16,628
Asia Cement Corp.	38,080	48,204
Asustek Computer, Inc.	13,220	121,514
AU Optronics Corp.	153,000	62,178
Capital Securities Corp.	44,000	14,820
Catcher Technology Co. Ltd.	11,000	74,245
Cathay Financial Holding Co. Ltd. (a)	135,140	134,104
Chang Hwa Commercial Bank	83,540	44,528
Cheng Shin Rubber Industry Co. Ltd.	32,400	82,031
Cheng Uei Precision Industry Co. Ltd.	8,000	15,972
Chicony Electronics Co. Ltd.	9,000	16,708
Chimei Innolux Corp. (a)	104,000	43,352
China Airlines Ltd.	45,687	20,676
China Development Financial Holding Corp.	265,765	63,410
China Life Insurance Co. Ltd.	37,380	35,372
China Motor Corp.	5,000	4,577
China Petrochemical Development Corp.	28,500	24,127
China Steel Corp.	244,550	230,191
Chinatrust Financial Holding Co. Ltd.	208,803	120,532
Chunghwa Telecom Co. Ltd.	81,000	254,903
Clevo Co.	10,000	14,519
Compal Electronics, Inc.	83,000	76,858
CTCI Corp.	14,000	26,212
Delta Electronics, Inc.	38,000	116,645
E Ink Holdings, Inc.	18,000	19,956
E.Sun Financial Holding Co. Ltd.	76,180	39,441
Epistar Corp.	17,000	37,787
Eternal Chemical Co. Ltd.	7,000	5,277
Eva Airways Corp.	38,000	23,322
Evergreen Marine Corp. Taiwan Ltd.	28,000	15,233
Everlight Electronics Co. Ltd.	9,000	15,472
Far Eastern Department Stores Co. Ltd.	18,180	17,150
Far Eastern New Century Corp.	59,090	62,842
Far EasTone Telecommunications Co. Ltd.	32,000	69,621
Farglory Land Development Co. Ltd.	9,000	16,022
Feng Hsin Iron & Steel Co.	9,000	15,153
First Financial Holding Co. Ltd.	124,915	73,362
Formosa Chemicals & Fibre Corp.	63,000	166,927
Formosa International Hotels Corp.	1,000	10,709
Formosa Petrochemical Corp.	23,000	62,647
Formosa Plastics Corp.	85,000	229,069
Formosa Taffeta Co. Ltd.	17,000	15,369
Foxconn Technology Co. Ltd.	14,050	51,155
Fubon Financial Holding Co. Ltd.	109,249	110,566
Giant Manufacturing Co. Ltd.	5,000	23,158
Highwealth Construction Corp.	10,000	15,748

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Taiwan (continued)
Hiwin Technologies Corp.	3,000	$30,808
Hon Hai Precision Industry Co. Ltd.	189,000	571,450
Hotai Motor Co. Ltd.	6,000	39,122
HTC Corp.	16,050	211,909
Hua Nan Financial Holdings Co. Ltd.	102,372	56,924
Inotera Memories, Inc. (a)	57,000	13,354
Inventec Corp.	42,000	13,682
Kinsus Interconnect Technology Corp.	6,000	16,558
Largan Precision Co. Ltd.	2,000	41,820
LCY Chemical Corp.	10,000	16,129
Lite-On Technology Corp.	41,020	51,668
Macronix International	54,000	17,135
MediaTek, Inc.	21,000	193,959
Mega Financial Holding Co. Ltd.	160,160	118,821
Motech Industries, Inc.	3,000	4,166
MStar Semiconductor, Inc.	8,100	54,638
Nan Kang Rubber Tire Co. Ltd.	12,000	16,830
Nan Ya Plastics Corp.	95,000	171,193
Nan Ya Printed Circuit Board Corp.	6,000	10,211
Novatek Microelectronics Corp.	9,000	27,884
Pegatron Corp.	32,000	42,218
Phison Electronics Corp.	3,000	24,346
Pou Chen Corp.	44,000	37,722
Powertech Technology, Inc.	13,100	25,587
President Chain Store Corp.	11,000	58,691
Quanta Computer, Inc.	54,000	145,013
Radiant Opto-Electronics Corp. (a)	10,000	50,822
Realtek Semiconductor Corp.	9,000	16,506
Richtek Technology Corp.	3,000	17,800
Ruentex Development Co. Ltd.	11,000	17,012
Ruentex Industries Ltd.	10,000	16,688
Shin Kong Financial Holding Co. Ltd. (a)	124,000	36,068
Siliconware Precision Industries Co.	59,000	62,030
Simplo Technology Co. Ltd.	6,000	41,438
Sino-American Silicon Products, Inc.	9,000	14,156
SinoPac Financial Holdings Co. Ltd.	122,516	46,444
Standard Foods Corp.	6,000	17,373
Synnex Technology International Corp.	25,000	61,180
Taishin Financial Holding Co. Ltd.	107,630	41,643
Taiwan Business Bank (a)	52,000	15,123
Taiwan Cement Corp.	63,000	75,345
Taiwan Cooperative Financial Holding (a)	83,360	49,588
Taiwan Fertilizer Co. Ltd.	17,000	39,280
Taiwan Glass Industry Corp.	16,000	13,565
Taiwan Mobile Co. Ltd.	33,800	111,776
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	515,000	1,409,795
Teco Electric & Machinery Co. Ltd.	31,000	20,197
TPK Holding Co. Ltd.	3,887	49,431
Transcend Information, Inc.	2,000	5,578
Tripod Technology Corp.	8,000	22,740
TSRC Corp.	8,000	19,827
Tung Ho Steel Enterprise Corp.	16,000	15,656
U-Ming Marine Transport Corp.	10,000	15,995
Uni-President Enterprises Corp.	78,240	126,132
Unimicron Technology Corp.	23,000	26,326
United Microelectronics Corp.	278,000	121,029
Walsin Lihwa Corp.	51,000	14,253
Wan Hai Lines Ltd.	31,000	15,323
Wintek Corp.	28,399	15,729
Wistron Corp.	40,149	49,561

Common Stocks	Shares	Value

Taiwan (concluded)
WPG Holdings Ltd.	30,270	$35,652
Yang Ming Marine Transport Corp.	33,000	14,895
Yuanta Financial Holding Co. Ltd. (a)	161,733	74,105
Yulon Motor Co. Ltd.	15,000	26,641
Zhen Ding Technology Holding Ltd. (a)	4,000	12,528

		7,744,803
Thailand — 0.4%
Advanced Info Service PCL	20,400	119,364
Bangkok Bank PCL Foreign Registered	17,900	117,709
Bangkok Bank PCL — NVDR	11,900	72,399
Bank of Ayudhya PCL	40,200	37,661
Banpu PCL	2,400	34,113
Charoen Pokphand Foods PCL	61,200	74,802
CP ALL PCL	90,700	102,080
Indorama Ventures PCL	34,700	30,411
IRPC PCL	245,000	27,864
Kasikornbank PCL Foreign Registered	25,000	131,190
Kasikornbank PCL — NVDR	15,000	77,345
Krung Thai Bank PCL	65,500	33,511
PTT Exploration & Production PCL	23,900	127,388
PTT Global Chemical PCL	5,600	9,869
PTT Global Chemical PCL	33,068	58,279
PTT PCL	18,100	185,411
Siam Cement PCL	7,900	90,636
Siam Commercial Bank PCL	34,300	160,515
Thai Oil PCL	18,500	33,849

		1,524,396
Turkey — 0.3%
Akbank TAS	36,636	134,316
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,880	49,684
Arcelik AS	5,894	29,827
Asya Katilim Bankasi AS (a)	15,805	15,843
BIM Birlesik Magazalar AS	2,105	86,897
Coca-Cola Icecek AS	1,137	17,642
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	11,843	14,571
Enka Insaat ve Sanayi AS	6,617	17,781
Eregli Demir ve Celik Fabrikalari TAS	17,126	19,095
Ford Otomotiv Sanayi AS	1,680	15,250
Haci Omer Sabanci Holding AS	16,203	68,226
KOC Holding AS	12,465	47,728
Koza Altin Isletmeleri AS	816	15,775
TAV Havalimanlari Holding AS	3,097	16,684
Tupras Turkiye Petrol Rafinerileri AS	2,472	53,025
Turk Hava Yollari (a)	10,553	18,608
Turk Telekomunikasyon AS	10,253	41,959
Turkcell Iletisim Hizmetleri AS (a)	15,137	76,763
Turkiye Garanti Bankasi AS	47,028	185,126
Turkiye Halk Bankasi AS	6,394	50,164
Turkiye Is Bankasi	32,065	85,370
Turkiye Sise ve Cam Fabrikalari AS	9,388	15,397
Turkiye Vakiflar Bankasi Tao	17,759	37,028
Yapi ve Kredi Bankasi AS (a)	20,230	41,617

		1,154,376
United Kingdom — 13.6%
3i Group Plc	20,276	62,696
Aberdeen Asset Management Plc	17,571	71,567
Admiral Group Plc	4,104	76,557
Aggreko Plc	5,502	178,929

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (continued)
AMEC Plc	6,743	$106,300
Anglo American Plc	27,601	907,116
Antofagasta Plc	8,216	140,542
ARM Holdings Plc	28,885	228,845
Associated British Foods Plc	7,549	151,896
AstraZeneca Plc	26,483	1,183,463
Aviva Plc	61,131	261,760
Babcock International Group Plc	7,294	97,691
BAE Systems Plc	67,769	307,240
Balfour Beatty Plc	13,925	65,111
Barclays Plc	241,056	615,958
BG Group Plc	70,492	1,443,075
BHP Billiton Plc	43,876	1,247,063
BP Plc	393,231	2,626,075
British American Tobacco Plc	40,856	2,077,119
British Land Co. Plc	17,360	139,010
British Sky Broadcasting Group Plc	23,634	257,655
BT Group Plc	162,045	536,941
Bunzl Plc	6,674	109,085
Burberry Group Plc	9,087	189,199
The Capita Group Plc	14,041	144,280
Capital Shopping Centres Group Plc	11,817	59,698
Carnival Plc	3,692	126,231
Centrica Plc	108,139	540,691
Cobham Plc	21,814	79,471
Compass Group Plc	39,549	415,147
Croda International Plc	2,743	97,459
Diageo Plc	52,030	1,341,073
Eurasian Natural Resources Corp. Plc	5,385	35,146
Evraz Plc	7,013	28,761
Experian Plc	21,123	298,006
Fresnillo Plc	3,660	83,836
G4S Plc	30,310	132,470
GKN Plc	31,623	89,657
GlaxoSmithKline Plc	104,713	2,378,455
Hammerson Plc	14,618	101,524
HSBC Holdings Plc	372,500	3,282,410
ICAP Plc	11,243	59,512
IMI Plc	6,517	85,139
Imperial Tobacco Group Plc	20,816	802,004
Inmarsat Plc	9,148	70,597
Intercontinental Hotels Group Plc	6,264	150,803
International Power Plc	32,735	214,300
Intertek Group Plc	3,368	141,105
Invensys Plc	16,479	57,433
Investec Plc	11,330	66,141
ITV Plc	81,960	98,622
J Sainsbury Plc	24,816	117,284
Johnson Matthey Plc	4,607	159,770
Kazakhmys Plc	4,368	49,524
Kingfisher Plc	48,970	220,905
Land Securities Group Plc	16,394	189,940
Legal & General Group Plc	123,117	246,144
Lloyds Banking Group Plc (a)	864,446	422,290
London Stock Exchange Group Plc	3,648	57,590
Lonmin Plc	3,350	40,751
Man Group Plc	37,292	44,622
Marks & Spencer Group Plc	34,905	178,003
Meggitt Plc	15,712	95,074

Common Stocks	Shares	Value

United Kingdom (concluded)
National Grid Plc	74,021	$784,477
Next Plc	3,641	182,822
Old Mutual Plc	100,850	239,847
Pearson Plc	17,396	345,167
Petrofac Ltd.	5,267	114,964
Prudential Plc	53,033	614,919
Randgold Resources Ltd.	1,875	168,342
Reckitt Benckiser Group Plc	13,726	725,515
Reed Elsevier Plc	26,315	210,919
Resolution Ltd.	27,902	85,831
Rexam Plc	17,920	118,271
Rio Tinto Plc	27,990	1,330,187
Rolls-Royce Holdings Plc (a)	39,082	526,738
Royal Bank of Scotland Group Plc (a)	42,956	145,506
Royal Dutch Shell Plc, Class A	75,621	2,547,895
Royal Dutch Shell Plc, Class B	55,378	1,934,006
RSA Insurance Group Plc	71,943	122,130
SABMiller Plc	19,906	798,653
The Sage Group Plc	28,792	125,311
Schroders Plc	2,334	48,923
Segro Plc	15,612	53,190
Serco Group Plc	10,087	84,711
Severn Trent Plc	5,187	134,463
Shire Plc	11,990	344,951
Smith & Nephew Plc	19,798	198,029
Smiths Group Plc	7,930	125,939
SSE Plc	19,453	424,377
Standard Chartered Plc	49,446	1,074,114
Standard Life Plc	48,040	175,895
Tate & Lyle Plc	9,501	96,491
Tesco Plc	166,758	810,414
TUI Travel Plc	8,724	23,193
Tullow Oil Plc	18,830	435,210
Unilever Plc	26,702	896,486
United Utilities Group Plc	14,129	149,671
Vedanta Resources Plc	2,240	32,107
Vodafone Group Plc	1,032,526	2,902,178
The Weir Group Plc	4,285	102,967
Whitbread Plc	3,618	115,035
WM Morrison Supermarkets Plc	50,521	210,813
WPP Plc	27,025	328,077
Xstrata Plc	43,247	543,762

		46,315,257
Total Common Stocks — 85.1%		290,310,807

Investment Companies
India — 1.3%
iShares S&P India Nifty 50 Index Fund (b)	206,093	4,509,315
Total Investment Companies — 1.3%		4,509,315

Rights
Canada — 0.0%
Ivanhoe Mines Ltd. (Expires 7/19/12) (a)	5,826	5,265

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	33

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Rights	Shares	Value

Chile — 0.0%
Cencosud SA (Expires 7/21/12) (a)	1,972	$645
Spain — 0.0%
Zardoya Otis SA (Expires 7/05/12) (a)	3,026	1,635
Total Rights — 0.0%		7,545
Total Long-Term Investments (Cost — $288,822,775) — 86.4%		294,827,667

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)(c)	6,737,291	6,737,291
Total Short-Term Securities (Cost — $6,737,291) — 2.0%		6,737,291
Total Investments (Cost — $295,560,066*) — 88.4%		301,564,958
Other Assets in Excess of Liabilities — 11.6%		39,483,606

Net Assets — 100.0%		$341,048,564

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$295,560,090

Gross unrealized appreciation	$11,449,220
Gross unrealized depreciation	(5,444,352)

Net unrealized appreciation	$6,004,868

(a)	Non-income producing security.

(b)	Investment in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	3,240,217	3,497,074	[1]	—	6,737,291	$6,737,291	—	$5,903
iShares S&P India Nifty 50 Index Fund	31,280	193,982		(19,169)	206,093	$4,509,315	$(106,699)	$20,808

[1]	Represents net shares purchased.

(c)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
67	E-mini MSCI EAFE Index	NYSE Liffe U.S.	September 2012	$4,769,730	$215,406
32	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	September 2012	$1,511,520	$65,839
					$281,245

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	541,405	AUD	528,274	Credit Suisse Group AG	7/05/12	$717
USD	258,194	BRL	520,777	WestPac Banking Corp.	7/05/12	(1,093)
USD	773,633	CAD	788,713	Credit Suisse Group AG	7/05/12	(1,058)
USD	567,918	CHF	537,512	HSBC Holdings Plc	7/05/12	1,610
USD	58,591	DKK	343,222	Credit Suisse Group AG	7/05/12	170
USD	1,503,675	EUR	1,184,854	HSBC Holdings Plc	7/05/12	4,243
USD	1,347,583	GBP	860,442	HSBC Holdings Plc	7/05/12	1,974
USD	537,862	HKD	4,172,116	Westpac Banking Corp.	7/05/12	76
USD	1,299,072	JPY	103,649,486	Westpac Banking Corp.	7/05/12	2,400
USD	343,726	KRW	393,635,409	State Street Bank & Trust	7/03/12	45
USD	139,226	MXN	1,869,507	Credit Suisse Group AG	7/05/12	(920)
USD	19,675	MYR	62,563	State Street Bank & Trust	7/05/12	(27)
USD	61,159	NOK	363,579	Credit Suisse Group AG	7/05/12	39
USD	14,394	PLN	48,048	UBS AG	7/05/12	(28)
USD	219,582	SEK	1,515,765	Credit Suisse Group AG	7/05/12	460
USD	38,837	SGD	49,198	Westpac Banking Corp.	7/05/12	(1)
USD	101,231	ZAR	828,307	UBS AG	7/06/12	(92)

Total						$8,515

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks:
Australia	—	$17,485,896	—	$17,485,896
Austria	—	571,023	—	571,023
Belgium	$22,037	2,230,933	—	2,252,970
Brazil	9,169,966	—	$40,778	9,210,744
Canada	23,752,661	—	—	23,752,661
Chile	1,383,778	—	—	1,383,778
China	—	12,073,976	—	12,073,976
Colombia	921,756	—	—	921,756
Czech Republic	194,279	54,254	—	248,533
Denmark	—	2,294,786	—	2,294,786
Egypt	45,220	187,431	—	232,651
Finland	—	1,424,447	—	1,424,447
France	—	17,811,228	—	17,811,228
Germany	—	15,879,958	—	15,879,958
Greece	71,612	35,489	—	107,101
Hong Kong	—	6,587,714	—	6,587,714
Hungary	—	193,084	—	193,084
Indonesia	—	1,875,706	—	1,875,706
Ireland	53,294	586,781	—	640,075
Israel	—	1,181,761	—	1,181,761
Italy	—	4,337,558	—	4,337,558
Japan	44,861	43,753,571	—	43,798,432
Malaysia	32,770	2,502,603	—	2,535,373
Mexico	3,494,881	—	—	3,494,881
Morocco	13,497	24,177	—	37,674

	Level 1	Level 2	Level 3	Total
Netherlands	$142,760	$5,324,232	—	$5,466,992
New Zealand	—	232,591	—	232,591
Norway	—	1,859,868	$180	1,860,048
Peru	508,944	—	—	508,944
Philippines	—	643,332	—	643,332
Poland	69,180	923,993	—	993,173
Portugal	—	304,910	—	304,910
Russia	478,903	3,704,589	—	4,183,492
Singapore	—	3,790,622	—	3,790,622
South Africa	91,948	5,494,151	—	5,586,099
South Korea	220,526	10,551,842	—	10,772,368
Spain	4,836	5,315,907	—	5,320,743
Sweden	—	6,201,803	—	6,201,803
Switzerland	—	17,373,092	—	17,373,092
Taiwan	12,528	7,732,275	—	7,744,803
Thailand	—	1,524,396	—	1,524,396
Turkey	—	1,154,376	—	1,154,376
United Kingdom	214,300	46,100,957	—	46,315,257
Investment Companies:
India	4,509,315	—	—	4,509,315
Rights:
Canada	5,265	—	—	5,265
Chile	645	—	—	645
Spain	1,635	—	—	1,635
Short-Term Securities:	6,737,291	—	—	6,737,291

Total	$52,198,688	$249,325,312	$40,958	$301,564,958

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$281,245	—	—	$281,245
Foreign currency transactions	—	$11,734	—	11,734
Liabilities:
Foreign currency transactions	—	(3,219)	—	(3,219)

Total	$281,245	$8,515	—	$289,760

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$541,000	—	—	$541,000
Foreign currency at value	894,710	—	—	894,710

Total	$1,435,710	—	—	$1,435,710

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	35

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $284,548,225)	$290,318,352
Investments at value — affiliated (cost — $11,011,841)	11,246,606
Foreign currency at value (cost — $882,998)	894,710
Investments sold receivable	9,092,351
Contributions receivable from investors	41,956,574
Dividends receivable	789,821
Cash pledged as collateral for financial futures contracts	541,000
Variation margin receivable	328,202
Unrealized appreciation on foreign currency exchange contracts	11,734
Interest receivable	1,712
Prepaid expenses	80

Total assets	$355,181,142

Liabilities
Withdrawals payable to investors	13,720,857
Investments purchased payable	228,647
Foreign taxes payable	86,230
Professional fees payable	47,180
Investment advisory fees payable	31,166
Custodian fees payable	4,374
Printing fees payable	1,527
Trustees’ fees payable	599
Unrealized depreciation on foreign currency exchange contracts	3,219
Other accrued expenses payable	8,779

Total liabilities	14,132,578

Net Assets	$341,048,564

Net Assets Consist of
Investors’ capital	$334,751,019
Net unrealized appreciation/depreciation	6,297,545

Net Assets	$341,048,564

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Statement of Operations	ACWI ex-US Index Master Portfolio

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,626,602
Foreign taxes withheld	(373,902)
Dividends — affiliated	20,808
Income — affiliated	5,903
Interest — unaffiliated	106

Total income	2,279,517

Expenses
Investment advisory	84,192
Professional	32,024
Printing	528
Trustees	1,579
Custodian	167,913
Miscellaneous	3,672

Total expenses	289,908
Less fees waived and/or reimbursed by advisor	(103,675)

Total expenses after fees waived	186,233

Net investment income	2,093,284

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments — unaffiliated	(2,068,062)
Investments — affiliated	(106,699)
Financial futures contracts	(173,418)
Foreign currency transactions	(31,994)

(2,380,173)

Net change in unrealized appreciation/depreciation on:
Investments	9,085,486
Financial futures contracts	262,049
Foreign currency transactions	11,558

9,359,093

Total realized and unrealized gain	6,978,920

Net Increase in Net Assets Resulting from Operations	$9,072,204

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	37

Statements of Changes in Net Assets	ACWI ex-US Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$2,093,284	$239,468
Net realized loss	(2,380,173)	(138,828)
Net change in unrealized appreciation/depreciation	9,359,093	(3,061,548)

Net increase (decrease) in net assets resulting from operations	9,072,204	(2,960,908)

Capital Transactions
Proceeds from contributions	405,015,543	49,234,708
Value of withdrawals	(116,593,428)	(2,719,555)

Net increase in net assets derived from capital transactions	288,422,115	46,515,153

Net Assets
Total increase in net assets	297,494,319	43,554,245
Beginning of period	43,554,245	—

End of period	$341,048,564	$43,554,245

[1]	Commencement of operations.

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Financial Highlights	ACWI ex-US Index Master Portfolio

	Six Months Ended June 30, 2012 (Unaudited)	Period June 30, 2011[1] to December 31, 2011

Total Investment Return[2]
Total investment return	2.76%	(18.04)%

Ratios to Average Net Assets[3]
Total expenses	0.52%	1.47%	[4]

Total expenses after fees waived	0.33%	0.33%

Net investment income	3.73%	1.76%

Supplemental Data
Net assets, end of period (000)	$341,049	$43,554

Portfolio turnover	8%	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	39

Notes to Financial Statements (Unaudited)	ACWI ex-US Index Master Portfolio

1. Organization and Significant Accounting Policies:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of

40	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least

100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	41

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

42	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$281,245
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	11,734

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$3,219

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Foreign Currency Exchange Contracts
Equity contracts	$(173,418)	—
Foreign currency exchange contracts	—	$(31,994)
	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Foreign Currency Exchange Contracts
Equity contracts	$262,049	—
Foreign currency exchange contracts	—	$11,558

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	74
Average notional value of contracts purchased	$4,802,145
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	12
Average number of contracts — US dollars sold	9
Average US dollar amounts purchased	$5,474,259
Average US dollar amounts sold	$3,909,611

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.15%.

BFA contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of certain feeder funds which invest their assets in the Master Portfolio. BFA has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. For the six months ended June 30, 2012, BFA waived $95,745, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were $255,057,434 and $9,695,966, respectively.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	43

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

advisor. The Master Portfolio did not borrow under the credit agreement during the six month ended June 30, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of June 30, 2012, the Master Portfolio had the following industry classifications:

Industry Allocation	Percent of Long-Term Investments
Commercial Banks	13%
Oil, Gas & Consumable Fuels	9%
Metals & Mining	6%
Pharmaceuticals	6%
Other*	66%
*	All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

44	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of ACWI Ex-US Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock ACWI Ex-US Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master

Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three-, five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	45

Disclosure of Investment Advisory Agreement (continued)

information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

46	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance was below its benchmark index during the since-inception period reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee ratio (a combination of the advisory fee and the

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	47

Disclosure of Investment Advisory Agreement (concluded)

administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Portfolio’s total operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Director of the Fund/Master Portfolio.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Fund/Master Portfolio and Benjamin Archibald became Secretary of the Fund/Master Portfolio.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Fund

400 Howard Street

San Francisco, CA 94105

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses [open end only], annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# ACWI-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock CoreAlpha Bond Fund

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2012, the Fund’s Institutional Shares returned 2.40%, performing in line with its benchmark, the Barclays US Aggregate Bond Index (the “Index”), which returned 2.37%. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“MBS”).

•

For the period beginning with their initial trading date of April 30, 2012 through June 30, 2012, the Fund’s Investor A and Investor C Shares returned 0.98% and 0.85%, respectively. For the same period, the Index returned 0.94%.

•	The Fund invests all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

The Master Portfolio’s overweight to non-government spread sectors contributed positively to performance during the period. All spread sectors in the Index outperformed similarly-dated Treasuries. In particular, an overweight allocation to investment grade credit and security selection among industrial and financial names had a positive impact on performance. The Master Portfolio’s overweight to ABS also helped performance. The Fund benefited from the Master Portfolio’s exposure to high yield debt and non-agency residential MBS, neither of which are represented in the benchmark index. Security selection within agency MBS boosted returns while the sector experienced increased volatility due to prepayment activity and speculation that the US Federal Reserve might implement additional monetary easing policies that focus exclusively on agency MBS. In addition, the Master Portfolio’s long duration bias (higher sensitivity to interest rate movements versus the Index) enhanced results as interest rates fell over the six-month period.

•

The Master Portfolio held derivatives during the period as part of its investment strategy. The Master Portfolio uses derivatives as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. Specifically, the Master Portfolio held futures, forwards, credit default swaps and interest rate swaps to manage duration, yield curve positioning and as an efficient way to express sector views. The Master Portfolio’s derivatives holdings had a negative impact on the Fund’s returns for the period.

Describe recent portfolio activity.

•

Throughout the six-month period, the Master Portfolio actively managed duration while generally maintaining a long bias relative to the Index. The Master Portfolio tactically managed investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. The Master Portfolio generally maintained an overweight to the credit sector as balance sheets remained strong, default rates were historically low and spreads were attractive. In addition, the Master Portfolio tactically traded MBS throughout the six-month period, but recently reduced exposure following a period of strong performance from the sector in order to take advantage of better relative value opportunities elsewhere in the fixed income markets. Also during the period, the Master Portfolio maintained modest out-of-index allocations to high yield debt and non-agency residential MBS. The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight Treasuries. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit and ABS, and underweight in agency MBS. The Master Portfolio also held out-of-index positions in high yield debt and non-agency residential MBS. The Master Portfolio ended the period with a long duration position versus the Index given the environment of slow economic growth and the possibility that spreads may tighten further in the near term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

BlackRock CoreAlpha Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors, Inc., or BBB or better by Standard & Poor’s).

[3]	The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations of the Master Portfolio.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		5 Years		Since Inception[5]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.40%	8.18%	N/A	7.36%	N/A	5.40%	N/A
Investor A	2.26	7.85	3.54%	7.01	6.14%	5.06	4.55%
Investor C	1.88	7.05	6.05	6.22	6.22	4.28	4.28
Barclays US Aggregate Bond Index	2.37	7.47	N/A	6.79	N/A	5.19	N/A

[5]	The Master Portfolio commenced operations on March 15, 2004.

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[6]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[7]		Annualized Expense Ratio
Institutional	$1,000.00	$1,024.00	$1.71		$1,000.00	$1,023.20	$1.71		0.34%
Investor A	$1,000.00	$1,009.80	$1.17	[8]	$1,000.00	$1,021.40	$3.52	[8]	0.70%
Investor C	$1,000.00	$1,008.50	$2.43	[8]	$1,000.00	$1,017.70	$7.27	[8]	1.45%

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

[7]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the expenses of both the Fund and the Master Portfolio.

[8]	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/366.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	5

About Fund Performance	BlackRock CoreAlpha Bond Fund

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00%. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes are based on the returns of the Master Portfolio in which the Fund invests all of its assets for each complete calendar year since the commencement of the Master Portfolio’s operations, March 15, 2004, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the preceding page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example on the preceding page provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Derivative Financial Instruments	BlackRock CoreAlpha Bond Fund

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Master Portfolio Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge credit risk, interest rate risk and foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

June 30, 2012 (Unaudited)

Assets
Investments at value — Master Portfolio (Cost — $88,399,491)	$89,539,496
Withdrawals receivable from the Master Portfolio	9,391

Total assets	89,548,887

Liabilities
Capital shares redeemed payable	9,391
Income dividends payable	103,910
Administration fees payable	5,721
Service fees payable	20
Professional fees payable	10,900

Total liabilities	129,942

Net Assets	$89,418,945

Net Assets Consist of
Paid-in capital	$87,328,784
Distributions in excess of net investment income	(91,522)
Accumulated net realized gain allocated from the Master Portfolio	1,041,678
Net unrealized appreciation/depreciation allocated from the Master Portfolio	1,140,005

Net Assets	$89,418,945

Net Asset Value
Institutional — Based on net assets of $89,378,587 and 8,425,785 shares outstanding, unlimited number of shares authorized, no par value	$10.61

Investor A — Based on net assets of $20,192 and 1,904 shares outstanding, unlimited number of shares authorized, no par value	$10.61

Class K — Based on net assets of $20,166 and 1,901 shares outstanding, unlimited number of shares authorized, no par value	$10.61

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Statement of Operations	BlackRock CoreAlpha Bond Fund

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends	$5,536
Securities lending — affiliated	3,011
Income — affiliated	17,914
Interest	997,755
Expenses	(93,701)
Fees waived	1,703

Total income	932,218

Expenses
Administration	37,235
Service — Investor A	9
Service and distribution — Investor C	34
Professional	9,461

Total expenses	46,739
Less fees waived and/or reimbursed by administrator — Institutional	(9,459)
Less fees waived and/or reimbursed by administrator — Investor A	(1)
Less fees waived and/or reimbursed by administrator — Investor C	(1)

Total expenses after fees waived	37,278

Net investment income	894,940

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	752,082
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	200,027

Total realized and unrealized gain	952,109

Net Increase in Net Assets Resulting from Operations	$1,847,049

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period February 28, 2011[1] to December 31, 2011

Operations
Net investment income	$894,940	$629,461
Net realized gain	752,082	290,164
Net change in unrealized appreciation/depreciation	200,027	939,978

Net increase in net assets resulting from operations	1,847,049	1,859,603

Dividends to Shareholders From
Net investment income:
Institutional	(1,014,693)	(601,659)
Investor A	(82)	—
Investor C	(57)	—
Return of capital:
Institutional	—	(27,824)

Decrease in net assets resulting from dividends to shareholders	(1,014,832)	(629,483)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	29,336,923	58,019,685

Net Assets
Total increase in net assets	30,169,140	59,249,805
Beginning of period	59,249,805	—

End of period	$89,418,945	$59,249,805

Undistributed (distributions in excess of) net investment income	$(91,522)	$28,370

[1]	Commencement of operations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Financial Highlights	BlackRock CoreAlpha Bond Fund

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)	Period February 28, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.00

Net investment income[2]	0.12	0.25
Net realized and unrealized gain	0.13	0.52

Net increase from investment operations	0.25	0.77

Dividends from:
Net investment income	(0.14)	(0.26)
Return of capital	—	(0.01)

Total dividends	(0.14)	(0.27)

Net asset value, end of period	$10.61	$10.50

Total Investment Return[3,4]
Based on net asset value	2.40%	7.80%

Ratios to Average Net Assets[5,6]
Total expenses	0.37%	0.44%	[7]

Total expenses after fees waived	0.34%	0.35%	[7]

Net investment income	2.38%	2.93%	[7]

Supplemental Data
Net assets, end of period (000)	$89,379	$59,250

Portfolio turnover of the Master Portfolio	1,388%	1,646%	[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	11

Financial Highlights (continued)	BlackRock CoreAlpha Bond Fund

Investor A
Period April 30, 2012[1] to June 30, 2012 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$10.55

Net investment income[2]	0.03
Net realized and unrealized gain	0.07

Net increase from investment operations	0.10

Dividends from net investment income	(0.04)

Net asset value, end of period	$10.61

Total Investment Return[3,4]
Based on net asset value	0.98%

Ratios to Average Net Assets[5,6]
Total expenses	0.72%

Total expenses after fees waived	0.70%

Net investment income	1.49%

Supplemental Data
Net assets, end of period (000)	$20

Portfolio turnover of the Master Portfolio	1,388%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Financial Highlights (concluded)	BlackRock CoreAlpha Bond Fund

Investor C
Period April 30, 2012[1] to June 30, 2012 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$10.55

Net investment income[2]	0.01
Net realized and unrealized gain	0.08

Net increase from investment operations	0.09

Dividends from net investment income	(0.03)

Net asset value, end of period	$10.61

Total Investment Return[3,4]
Based on net asset value	0.85%

Ratios to Average Net Assets[5,6,7]
Total expenses	1.47%

Total expenses after fees waived	1.45%

Net investment income	0.74%

Supplemental Data
Net assets, end of period (000)	$20

Portfolio turnover of the Master Portfolio	1,388%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	13

Notes to Financial Statements (Unaudited)	BlackRock CoreAlpha Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2012 was 3.53%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Investor C Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocations rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax return remains open for the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares.

14	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares and 1.00% based upon the average daily net assets of Investor C Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Capital Loss Carryforwards:

As of December 31, 2011, the Fund had a capital loss carryforward of $96,930. The capital loss carryforward has no expiration date and is available to offset future realized capital gains.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Period February 28, 2011[2] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,463,916	$36,474,441	5,801,715	$59,651,623
Shares issued to shareholders in reinvestment of dividends and distributions	53,727	567,452	45,330	469,499
Shares redeemed	(735,159)	(7,745,109)	(203,744)	(2,101,437)

Net increase	2,782,484	$29,296,784	5,643,301	$58,019,685

Investor A1
Shares sold	1,896	$20,000	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	8	82	—	—

Net increase	1,904	$20,082	—	$—

Investor C1
Shares sold	1,896	$20,000	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	5	57	—	—

Net increase	1,901	$20,057	—	$—

Total Net Increase	2,786,289	$29,336,923	5,643,301	$58,019,685

[1] For the period April 30, 2012 (commencement of operations) to June 30, 2012. [2] Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	15

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of June 30, 2012

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	75%
Corporate Bonds	12
U.S. Treasury Obligations	7
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	84%
AA/Aa	2
A	6
BBB/Baa	6
BB/Ba	1
NR	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities which were deemed AAA/Aaa by the investment advisor.

16	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Access Group, Inc., 0.58%, 3/23/20 (a)	$7,158	$7,116,135
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.61%, 8/25/35 (a)	3,753	3,173,354
AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.23%, 5/10/43 (b)	4,000	4,002,352
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class D, 4.72%, 3/08/18	6,600	6,969,787
Ameriquest Mortgage Securities, Inc.:
Series 2005-R6, Class A2, 0.45%, 8/25/35 (a)	598	576,038
Series 2006-R1, Class A2C, 0.44%, 3/25/36 (a)	667	662,391
Asset Backed Funding Corp. Certificates:
Series 2005-HE2, Class M1, 0.73%, 6/25/35 (a)	641	634,414
Series 2005-OPT1, Class A1SS, 0.49%, 7/25/35 (a)	619	603,535
BA Credit Card Trust:
0.64%, 1/15/16 (a)	5,105	5,077,366
4.99%, 3/15/16 (a)	8,400	8,820,463
Bear Stearns Asset Backed Securities Trust, Series 2007-HE2, Class 1A1, 0.35%, 3/25/37 (a)	852	844,925
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.50%, 11/25/37 (a)	1,379	1,352,496
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.37%, 2/25/37 (a)	4,339	4,257,586
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	370	372,250
Chesapeake Funding LLC, Series 2009-1, Class A, 2.24%, 12/15/20 (a)(b)	2,886	2,889,458
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.25%, 10/25/37 (a)(b)	3,440	3,424,551
Citibank Credit Card Issuance Trust, Series 2006-C1, Class C1, 0.64%, 2/20/15 (a)	5,150	5,145,710
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2A, 1.15%, 7/25/37 (a)	111	108,997
Countrywide Asset-Backed Certificates:
0.72%, 12/25/35 (a)	3,700	3,452,866
Series 2005-4, Class MV1, 0.71%, 10/25/35 (a)	3,270	3,184,140

Asset-Backed Securities	Par (000)	Value

Series 2006-20, Class 2A2, 0.37%, 4/25/47 (a)	$1,612	$1,564,329
Series 2006-22, Class 2A2, 0.36%, 5/25/47 (a)	4,916	4,856,898
Series 2006-25, Class 2A2, 0.37%, 6/25/47 (a)	3,474	3,422,097
Series 2007-10, Class 2A1, 0.30%, 6/25/47 (a)	508	503,065
Series 2007-12, Class 2A1, 0.60%, 8/25/47 (a)	4,605	4,543,572
Series 2007-4, Class A1B, 5.81%, 2/25/27	356	355,016
Series 2007-5, Class 2A1, 0.35%, 9/25/47 (a)	18	18,167
Series 2007-6, Class 2A1, 0.35%, 9/25/37 (a)	352	351,447
Series 2007-7, Class 2A1, 0.33%, 10/25/47 (a)	32	31,492
Series 2007-8, Class 2A1, 0.31%, 11/25/37 (a)	1,221	1,202,203
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB8, Class A2A, 0.30%, 10/25/36 (a)	15	14,876
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.25%, 5/26/37 (b)	2,460	2,432,083
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2004-FF10, Class A3, 0.79%, 9/25/34 (a)	193	187,813
Series 2005-FF10, Class A4, 0.57%, 11/25/35 (a)	1,740	1,477,872
Series 2005-FF4, Class M1, 0.68%, 5/25/35 (a)	2,258	1,942,185
Series 2006-FF13, Class A2B, 0.35%, 10/25/36 (a)	107	106,944
Series 2006-FF14, Class A2, 0.31%, 10/25/36 (a)	1,918	1,907,557
GSAMP Trust, Series 2007-HE2, Class A2A, 0.37%, 3/25/47 (a)	531	398,428
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A3, 0.35%, 7/25/36 (a)	2,795	2,757,885
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.80%, 6/25/35 (a)	1,592	1,384,085
Morgan Stanley Capital, Inc., Series 2006, Class A3, 0.44%, 12/25/35 (a)	342	340,101

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of securities have been abbreviated according to the following list:	AUD Australian Dollar	LIBOR London Interbank Offered Rate
	CAD Canadian Dollar	NOK Norwegian Krone
	CHF Swiss Franc	NZD New Zealand Dollar
	EUR Euro	SEK Swedish Krona
	EURIBOR Euro Interbank Offered Rate	TBA To Be Announced
	GBP British Pound	USD US Dollar
JPY Japanese Yen

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	17

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

National Collegiate Student Loan Trust:
0.49%, 7/25/28 (a)	$7,731	$7,171,386
Series 2005-1, Class A3, 0.39%, 10/26/26 (a)	6,159	6,015,671
Series 2006-2, Class A2, 0.40%, 7/25/26 (a)	4,690	4,230,166
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.38%, 9/25/36 (a)	1,764	1,726,506
New Century Home Equity Loan Trust:
Series 2005-3, Class A2D, 0.63%, 7/25/35 (a)	4,109	4,001,241
Series 2005-3, Class M1, 0.73%, 7/25/35 (a)	5,500	5,189,047
Series 2005-3, Class M2, 0.74%, 7/25/35 (a)	1,590	1,094,097
Option One Mortgage Loan Trust, Series 2007-5, Class 2A1, 0.34%, 5/25/37 (a)	16	16,010
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.63%, 8/25/35 (a)	6,052	5,795,708
Residential Asset Mortgage Products, Inc.:
Series 2005-EFC3, Class M1, 0.70%, 8/25/35 (a)	2,086	2,041,624
Series 2005-RS6, Class M1, 0.75%, 6/25/35 (a)	4,300	3,531,358
Residential Asset Securities Corp.:
Series 2005-AHL1, Class A2, 0.52%, 7/25/35 (a)	151	149,710
Series 2007-KS4, Class A1, 0.35%, 5/25/37 (a)	56	55,642
Santander Drive Auto Receivables Trust:
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	12,000	12,210,866
Series 2011-3, Class D, 4.23%, 5/15/17	3,900	3,997,952
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	3,255	3,263,387
Series 2012-1, Class A2, 1.25%, 4/15/15	3,600	3,615,717
Series 2012-2, Class A2, 0.91%, 5/15/15	3,600	3,606,509
SLC Student Loan Trust, 4.75%, 6/15/33 (b)	12,057	11,571,367
SLM Student Loan Trust:
1.34%, 12/15/21 (b)	3,634	3,639,394
0.61%, 12/15/22 (a)	3,549	3,526,348
Series 2004-A, Class A2, 0.67%, 3/16/20 (a)	3,052	2,983,676
Series 2006-C, Class A3, 0.60%, 6/15/21 (a)	11,100	10,910,221
Series 2009-CT, Class 2A, 2.09%, 4/15/39 (b)	3,027	3,036,147
Series 2009-D, Class A, 3.50%, 8/17/43 (b)	10,401	10,223,545
Soundview Home Equity Loan Trust:
Series 2006-EQ1, Class A2, 0.36%, 10/25/36 (a)	777	771,315
Series 2007-1, Class 2A1, 0.34%, 3/25/37 (a)	984	934,695

Asset-Backed Securities	Par (000)	Value

Structured Asset Investment Loan Trust, Series 2005-1, Class A5, 0.60%, 2/25/35 (b)	$178	$177,130
Structured Asset Securities Corp., Series 2006-BC5, Class A2, 0.30%, 12/25/36 (a)	262	260,700
Terwin Mortgage Trust, Series 2005-12AL, Class AF2, 4.65%, 7/25/36	217	217,500
WAMU Asset-Backed Certificates, 0.34%, 5/25/47 (a)	613	610,649
Wheels SPV LLC, Series 2009-1, Class A, 1.79%, 3/15/18 (a)(b)	1,259	1,259,583
Total Asset-Backed Securities — 8.3%		210,301,796

Corporate Bonds
Aerospace & Defense — 0.8%
BE Aerospace, Inc.:
6.88%, 10/01/20	1,900	2,099,500
5.25%, 4/01/22 (c)	2,100	2,163,000
L-3 Communications Corp.:
3.95%, 11/15/16	1,250	1,327,556
4.75%, 7/15/20	900	959,954
4.95%, 2/15/21	600	648,874
Series B, 6.38%, 10/15/15	2,396	2,448,413
Lockheed Martin Corp.:
3.35%, 9/15/21	1,649	1,704,421
5.50%, 11/15/39	1,900	2,231,514
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,414,500
United Technologies Corp., 3.10%, 6/01/22 (c)	5,250	5,501,275

		21,499,007
Air Freight & Logistics — 0.1%
FedEx Corp., 8.00%, 1/15/19	600	790,831
United Parcel Service, Inc., 4.88%, 11/15/40	400	477,594

		1,268,425
Beverages — 0.3%
Bottling Group LLC, 5.13%, 1/15/19	1,100	1,295,377
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,117,510
Dr Pepper Snapple Group, Inc.:
2.35%, 12/21/12 (c)	1,000	1,007,757
2.90%, 1/15/16	1,250	1,308,986
Molson Coors Brewing Co., 3.50%, 5/01/22	1,200	1,232,142
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,166,792

		8,128,564
Biotechnology — 0.6%
Amgen, Inc.:
2.30%, 6/15/16	800	822,218
6.40%, 2/01/39	900	1,075,570

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Biotechnology (concluded)
Biogen Idec, Inc., 6.88%, 3/01/18	$7,528	$9,187,510
Celgene Corp., 3.95%, 10/15/20	4,000	4,201,636
Genentech, Inc., 4.75%, 7/15/15	625	690,698

		15,977,632
Capital Markets — 0.8%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	2,882,955
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	865,672
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14	1,400	1,467,316
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	1,500	1,605,432
6.15%, 4/01/18	1,500	1,626,120
7.50%, 2/15/19	1,200	1,368,482
5.75%, 1/24/22	1,400	1,477,846
6.75%, 10/01/37	1,650	1,617,087
6.25%, 2/01/41	950	990,617
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	615,415
Morgan Stanley:
2.88%, 7/28/14 (c)	3,400	3,367,605
6.00%, 4/28/15	1,400	1,447,188
6.25%, 8/28/17	1,500	1,548,287

		20,880,022
Chemicals — 0.2%
LyondellBasell Industries N.V., 6.00%, 11/15/21 (b)(c)	1,800	1,975,500
RPM International, Inc., 6.13%, 10/15/19	2,453	2,807,456
Valspar Corp., 4.20%, 1/15/22	300	314,581

		5,097,537
Commercial Banks — 0.7%
HSBC Bank USA NA, 5.88%, 11/01/34	1,700	1,770,728
HSBC Holdings Plc, 6.50%, 9/15/37	700	776,637
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	895,698
US Bancorp, 2.20%, 11/15/16	4,000	4,125,424
Wachovia Bank NA, 6.00%, 11/15/17	5,400	6,292,177
Wells Fargo & Co., 3.50%, 3/08/22	3,900	4,012,956

		17,873,620
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	2,911,326

Corporate Bonds	Par (000)	Value

Consumer Finance — 0.4%
American Express Credit Co.:
2.75%, 9/15/15	$2,600	$2,713,071
8.13%, 5/20/19	4,800	6,391,695

		9,104,766
Containers & Packaging — 0.5%
Ball Corp., 5.00%, 3/15/22 (c)	2,100	2,184,000
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17 (c)	3,900	4,212,000
Rock-Tenn Co.:
4.45%, 3/01/19 (b)	1,750	1,797,584
4.90%, 3/01/22 (b)	1,900	1,957,361
Sealed Air Corp., 6.88%, 7/15/33 (b)	1,500	1,440,000

		11,590,945
Diversified Financial Services — 1.8%
American Express Credit Corp., 2.38%, 3/24/17 (c)	3,000	3,074,796
Associates Corp. of North America, 6.95%, 11/01/18	1,500	1,691,265
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,432,281
3.70%, 9/01/15	1,000	1,010,246
3.75%, 7/12/16	2,400	2,419,522
5.49%, 3/15/19	1,500	1,527,597
5.70%, 1/24/22	1,500	1,651,941
5.88%, 2/07/42	750	821,535
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,466,868
6.38%, 8/12/14	1,400	1,498,619
4.45%, 1/10/17	4,200	4,402,621
6.13%, 11/21/17	1,000	1,107,923
8.50%, 5/22/19	1,600	1,976,050
8.13%, 7/15/39	400	533,798
5.88%, 1/30/42	350	382,258
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,040,576
4.38%, 9/16/20	4,000	4,327,372
4.63%, 1/07/21	1,600	1,759,843
6.75%, 3/15/32	500	619,091
6.88%, 1/10/39	1,000	1,290,132
JPMorgan Chase & Co.:
3.45%, 3/01/16	3,300	3,420,387
3.15%, 7/05/16	1,100	1,131,244
5.60%, 7/15/41	1,000	1,133,640
SLM Corp., 6.00%, 1/25/17	2,600	2,685,868

		46,405,473
Diversified Telecommunication Services — 1.6%
AT&T, Inc.:
2.40%, 8/15/16 (c)	1,250	1,298,691
3.00%, 2/15/22	7,700	7,822,330
6.55%, 2/15/39	2,000	2,574,040
5.35%, 9/01/40	1,231	1,412,773
5.55%, 8/15/41	3,800	4,529,437

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Telecommunication Services (concluded)
BellSouth Corp., 6.55%, 6/15/34	$2,400	$2,818,558
British Telecommunications Plc, 9.63%, 12/15/30	400	601,573
Embarq Corp., 8.00%, 6/01/36	1,000	1,044,595
Telefonica Emisiones SAU, 5.86%, 2/04/13 (c)	3,600	3,608,600
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,749,088
6.90%, 4/15/38	900	1,238,327
8.95%, 3/01/39	500	823,543
7.35%, 4/01/39	1,700	2,439,667
4.75%, 11/01/41	2,100	2,309,800
Windstream Corp., 7.88%, 11/01/17 (c)	5,350	5,831,500

		41,102,522
Electric Utilities — 1.6%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,093,767
5.88%, 2/01/33	3,500	4,467,533
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,151,041
5.05%, 9/15/19	2,000	2,332,404
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,317,942
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	860,625
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,769,374
Northern States Power Co ., 5.25%, 7/15/35	2,500	3,006,782
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,799,147
3.25%, 9/15/21 (c)	2,900	3,038,669
PacifiCorp:
5.50%, 1/15/19	1,300	1,554,289
6.25%, 10/15/37	1,000	1,344,624
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,558,719
4.40%, 1/15/21	3,700	4,113,667
3.15%, 4/01/22	950	958,710
Southern Co. (The), 4.15%, 5/15/14	900	951,004

		40,318,297
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,785,165
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,462,058
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 5.63%, 4/01/40	1,500	1,937,016
Food Products — 0.8%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	3,004,706
General Mills, Inc., 5.65%, 2/15/19	1,400	1,689,894

Corporate Bonds	Par (000)	Value

Food Products (concluded)
Hershey Co. (The), 4.13%, 12/01/20	$1,550	$1,738,606
Kellogg Co.:
4.45%, 5/30/16	100	110,656
3.25%, 5/21/18	1,550	1,661,279
Kraft Foods, Inc., 5.38%, 2/10/20	3,600	4,260,078
Mead Johnson Nutrition Co., 4.90%, 11/01/19	4,500	5,118,345
Tyson Foods, Inc., 4.50%, 6/15/22	2,800	2,884,000

		20,467,564
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 4.20%, 6/15/20	1,700	1,879,931
Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,029,212
3.50%, 11/15/21	6,250	6,543,256
Cardinal Health, Inc.:
4.63%, 12/15/20	4,300	4,817,767
3.20%, 6/15/22	1,600	1,620,389
DaVita, Inc., 6.38%, 11/01/18 (c)	3,550	3,665,375
Health Net, Inc., 6.38%, 6/01/17	2,300	2,351,750
Humana, Inc., 6.45%, 6/01/16	4,100	4,662,725
UnitedHealth Group, Inc., 4.70%, 2/15/21 (c)	3,100	3,573,451

		28,263,925
Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,400,303
4.88%, 7/15/40	1,600	1,892,859
Wyndham Worldwide Corp.:
6.00%, 12/01/16 (c)	24	26,697
5.75%, 2/01/18	3,400	3,780,324
4.25%, 3/01/22	1,550	1,560,759
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,165,412
6.25%, 3/15/18	2,500	2,962,378
5.30%, 9/15/19	2,241	2,575,337
6.88%, 11/15/37	2,100	2,781,202

		19,145,271
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21	900	932,366
Household Products — 0.0%
Kimberly-Clark Corp., 2.40%, 3/01/22	1,250	1,249,974
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc., 5.15%, 12/01/20 (c)	3,200	3,542,211
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	520,487
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,193,608

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Independent Power Producers & Energy Traders (concluded)
Southern Power Co., 5.15%, 9/15/41	$1,000	$1,086,614

		6,342,920
Industrial Conglomerates — 0.4%
Tyco International Finance SA, 8.50%, 1/15/19	8,000	10,955,464
Insurance — 0.6%
The Allstate Corp., 5.20%, 1/15/42	1,500	1,684,658
American International Group, Inc., 6.40%, 12/15/20	1,200	1,357,772
American International Group, Inc., 8.18%, 5/15/68 (a)	500	542,500
Berkshire Hathaway, Inc., 1.90%, 1/31/17	2,400	2,447,467
Markel Corp., 5.35%, 6/01/21 (c)	1,300	1,369,557
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	443,636
9.25%, 4/15/19	200	265,137
4.80%, 7/15/21	1,600	1,742,195
Protective Life Corp., 8.45%, 10/15/39	300	361,124
Willis Group Holdings Plc, 4.13%, 3/15/16	2,600	2,718,071
XL Group Ltd., 5.75%, 10/01/21	1,400	1,548,830

		14,480,947
Internet & Catalog Retail — 0.1%
Export-Import Bank of Korea, 4.00%, 1/29/21	1,446	1,492,595
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	2,800	3,084,250
IT Services — 0.5%
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,879,741
7.63%, 10/15/18	2,050	2,731,178
5.60%, 11/30/39	88	114,696
4.00%, 6/20/42	1,746	1,825,097

		13,550,712
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	770,435
5.45%, 11/01/41	1,800	1,967,481

		2,737,916
Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	3,100	3,251,897
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,685,974

		4,937,871
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13	3,191	3,390,437
Danaher Corp., 2.30%, 6/23/16	450	469,813
Dover Corp., 4.30%, 3/01/21	2,400	2,746,349

		6,606,599
Media — 1.1%
CBS Corp., 5.90%, 10/15/40	2,200	2,470,030
Comcast Corp.:
5.70%, 5/15/18	2,450	2,889,368
3.13%, 7/15/22	2,550	2,561,998

Corporate Bonds	Par (000)	Value

Media (concluded)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42 (c)	$1,100	$1,107,094
Discovery Communications LLC, 4.95%, 5/15/42 (c)	2,500	2,609,102
DISH DBS Corp.:
4.63%, 7/15/17 (b)	800	801,000
7.88%, 9/01/19 (c)	2,700	3,111,750
6.75%, 6/01/21	1,200	1,296,000
NBCUniversal Media LLC, 6.40%, 4/30/40	500	610,843
News America, Inc., 4.50%, 2/15/21 (c)	2,500	2,740,880
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,372,984
Time Warner, Inc., 8.25%, 4/01/19	2,350	3,070,740
Viacom, Inc., 4.38%, 9/15/14	1,300	1,391,572

		27,033,361
Metals & Mining — 0.1%
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,017,559
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	649,318

		1,666,877
Multi-Utilities — 0.4%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42 (c)	2,400	2,557,908
Dominion Resources, Inc.:
6.40%, 6/15/18	4,050	4,949,696
4.45%, 3/15/21	2,100	2,388,252
SCANA Corp., 4.13%, 2/01/22	500	504,520

		10,400,376
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (c)	1,200	1,316,168
7.00%, 1/15/38	600	834,678

		2,150,846
Oil, Gas & Consumable Fuels — 2.6%
BP Capital Markets Plc:
3.13%, 10/01/15	700	744,191
3.20%, 3/11/16	1,500	1,595,412
3.56%, 11/01/21	1,900	2,011,454
Buckeye Partners LP, 4.88%, 2/01/21	550	546,747
ConocoPhillips, 6.50%, 2/01/39	4,500	6,231,627
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	591,038
Encana Corp., 6.50%, 5/15/19	400	476,373
Energy Transfer Partners LP:
9.70%, 3/15/19	842	1,079,631
9.00%, 4/15/19	373	465,868
Enterprise Products Operating LLC:
5.20%, 9/01/20	500	572,034
5.75%, 3/01/35	1,500	1,658,541
5.95%, 2/01/41	900	1,017,773
Husky Energy, Inc.:
3.95%, 4/15/22	5,300	5,403,143
6.80%, 9/15/37	1,000	1,228,530
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22	4,400	4,457,693

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (b)	$300	$297,000
6.25%, 11/01/19 (b)	3,200	3,136,000
8.63%, 4/15/20 (c)	3,200	3,448,000
7.75%, 2/01/21	250	261,250
Marathon Petroleum Corp., 6.50%, 3/01/41	1,830	2,079,718
ONEOK Partners LP, 6.85%, 10/15/37	1,300	1,548,624
Petrobras International Finance Co.,
5.38%, 1/27/21	2,200	2,371,096
6.75%, 1/27/41	500	586,492
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,243,000
4.88%, 1/24/22 (b)	2,600	2,808,000
Petronas Capital Ltd., 5.25%, 8/12/19	2,200	2,528,125
Phillips 66, 4.30%, 4/01/22 (b)	3,700	3,892,278
Pioneer Natural Resources Co., 3.95%, 7/15/22	300	300,726
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	791,363
6.70%, 5/15/36	1,000	1,169,108
5.15%, 6/01/42	700	739,710
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,543,220
3.80%, 10/01/20	4,200	4,623,868
Williams Partners LP:
3.80%, 2/15/15	800	841,586
4.00%, 11/15/21 (c)	1,150	1,194,590

		65,483,809
Paper & Forest Products — 0.3%
Domtar Corp.:
10.75%, 6/01/17	1,500	1,927,446
4.40%, 4/01/22	4,400	4,310,887
International Paper Co., 9.38%, 5/15/19	1,600	2,147,945

		8,386,278
Pharmaceuticals — 0.9%
Abbott Laboratories:
4.13%, 5/27/20	2,000	2,263,634
5.30%, 5/27/40	1,400	1,710,404
AstraZeneca Plc, 6.45%, 9/15/37	2,500	3,384,918
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,181,158
GlaxoSmithKline Capital Plc, 2.85%, 5/08/22	4,500	4,577,431
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,450,596
6.38%, 5/15/38	500	687,534
Pfizer, Inc., 6.20%, 3/15/19	1,500	1,880,025
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,518,094
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	2,800	2,944,978

		23,598,772
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15	600	616,897
Real Estate — 0.1%
Simon Property Group LP, 4.75%, 3/15/42	1,900	1,900,766

Corporate Bonds	Par (000)	Value

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
4.63%, 4/01/15	$4,000	$4,233,988
4.70%, 3/15/22 (c)	4,400	4,516,974
Health Care REIT, Inc., 5.25%, 1/15/22	2,000	2,121,528
Hospitality Properties Trust, 6.70%, 1/15/18	1,400	1,532,514
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,166,498

		13,571,502
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,087,334
CSX Corp., 5.75%, 3/15/13	2,600	2,686,765
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,265,738
Union Pacific Corp., 6.13%, 2/15/20	1,300	1,605,445

		8,645,282
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21	2,100	2,244,936
Software — 0.2%
BMC Software, Inc., 4.25%, 2/15/22	700	700,520
Oracle Corp.:
5.25%, 1/15/16	1,500	1,719,810
5.75%, 4/15/18	550	667,312
5.38%, 7/15/40	800	980,184

		4,067,826
Specialty Retail — 1.5%
Advance Auto Parts, Inc., 4.50%, 1/15/22	3,100	3,246,177
AutoZone, Inc.:
4.00%, 11/15/20	6,600	7,054,437
3.70%, 4/15/22	600	617,997
The Gap, Inc., 5.95%, 4/12/21	2,135	2,212,945
The Home Depot Inc., 5.88%, 12/16/36	2,500	3,200,558
Limited Brands, Inc.:
6.90%, 7/15/17	2,167	2,405,370
8.50%, 6/15/19	4,000	4,700,000
Macy’s Retail Holdings, Inc.:
7.45%, 7/15/17	1,000	1,217,654
3.88%, 1/15/22 (c)	1,950	2,050,177
McDonald’s Corp., 3.70%, 2/15/42	1,800	1,791,270
O’Reilly Automotive, Inc., 4.63%, 9/15/21	5,300	5,538,839
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,463,505

		37,498,929
Tobacco — 0.8%
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,805,362
9.25%, 8/06/19	1,100	1,528,216
9.95%, 11/10/38	200	318,013
Lorillard Tobacco Co., 3.50%, 8/04/16	1,200	1,250,954
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,281,565
5.65%, 5/16/18	4,300	5,193,063
2.90%, 11/15/21	2,700	2,780,479
6.38%, 5/16/38	1,500	2,006,661

		19,164,313
Transportation Infrastructure — 0.0%
Canadian Pacific Railway Co., 7.13%, 10/15/31	1,000	1,262,737
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 5.00%, 3/30/20	800	908,515

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
American Tower Corp.:
4.50%, 1/15/18	$2,100		$2,219,729
5.05%, 9/01/20	2,300		2,415,862
Vodafone Group Plc:
2.88%, 3/16/16 (c)	1,800		1,893,919
5.63%, 2/27/17	950		1,111,603

			8,549,628
Total Corporate Bonds — 24.5%			621,713,815

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500		1,839,750
Colombia Government International Bond:
4.38%, 7/12/21 (c)	2,000		2,246,000
7.38%, 9/18/37	800		1,181,600
Covidien International Finance SA, 3.20%, 6/15/22	2,600		2,680,524
Mexico Government International Bond:
6.05%, 1/11/40	1,300		1,677,000
4.75%, 3/08/44	5,800		6,249,500
Panama Government International Bond, 6.70%, 1/26/36	800		1,080,000
Peruvian Government International Bond, 7.13%, 3/30/19	3,000		3,855,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000		2,305,000
Total Foreign Agency Obligations — 0.9%			23,114,374

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.7%
Arkle Master Issuer PLC, 1.87%, 5/17/60 (b)	8,155		8,191,820
Banc of America Funding Corp.:
Series 2005-6, Class 1A5, 5.50%, 10/25/35	894		899,268
Series 2005-8, Class 4A27, 5.75%, 1/25/36	663		667,543
Citicorp Mortgage Securities, Inc.:
Series 2006-1, Class 2A1, 5.00%, 2/25/21	710		719,437
Series 2007-3, Class 1A7, 6.00%, 4/25/37	98		97,644
Countrywide Alternative Loan Trust:
Series 2005-51, Class 1A2A, 0.53%, 11/20/35 (a)	1,093		1,066,522
Series 2006-HY12, Class A1, 5.48%, 8/25/36 (a)	477		479,757
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 3.43%, 6/19/35 (a)	1,765		1,772,536
Greenpoint Mortgage Funding Trust:
Series 2006-AR4, Class A1A, 1.00%, 9/25/46 (a)	—	(d)	17
Series 2006-AR5, Class A1A, 0.33%, 10/25/46 (a)	—	(d)	313
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.71%, 1/25/36 (a)	2,198		2,158,451

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Holmes Master Issuer PLC:
0.57%, 7/15/30 (a)	$9,700	$9,687,438
1.87%, 10/15/54 (b)	8,230	8,268,977
Series 2007-2A, Class 4A, 0.57%, 7/15/20 (a)	7,200	7,199,273
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.64%, 8/25/35 (a)	1,048	984,889
Permanent Master Issuer PLC:
1.87%, 7/15/42 (b)	8,500	8,543,622
Series 2010-1A, Class 1A, 1.62%, 7/15/42	9,776	9,795,317
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	579	581,664
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A3, 0.46%, 6/25/47 (a)	6,243	6,242,242
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	567	583,901
Series 2005-7, Class A3, 5.25%, 9/25/35	478	478,255

		68,418,886
Commercial Mortgage-Backed Securities — 0.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2003-1, Class A2, 4.65%, 9/11/36	585	593,103
Series 2004-6, Class A3, 4.51%, 12/10/42	483	487,269
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	2,254	2,258,993
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3, 6.13%, 4/15/37	46	45,934
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	1,412	1,410,382
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.30%, 11/15/38	3,503	3,561,350
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.44%, 2/12/39 (a)	178	178,188
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	345	346,412
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	1,177	1,185,299

		10,066,930
Total Non-Agency Mortgage-Backed Securities — 3.1%		78,485,816

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Preferred Securities	Par (000)	Value

Capital Trusts
Insurance — 0.2%
Chubb Corp. (The):
6.00%, 5/11/37	$800	$1,027,042
6.38%, 3/29/67 (a)	2,550	2,632,875

		3,659,917
Total Capital Trusts — 0.2%		3,659,917
	Shares
Trust Preferred — 0.1%
Diversified Financial Services — 0.1%
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	3,500	3,500,000
Total Preferred Securities — 0.3%		7,159,917

Preferred Stocks
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%	196	5,188,120
Total Preferred Stocks — 0.2%		5,188,120

	Par (000)
Taxable Municipal Bonds
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	$150	200,294
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	199,889
New Jersey State Turnpike Authority Revenue, 7.10%, 1/01/41	700	988,029
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	546,147
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	628,114
Port Authority of New York & New Jersey Revenue, 5.65%, 11/01/40	800	971,000
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/48	600	795,306
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/50	900	1,264,464
State of California:
7.55%, 4/01/39	400	518,192
7.63%, 3/01/40	1,150	1,485,305
7.60%, 11/01/40	250	322,742
State of Mississippi, 5.25%, 11/01/34	600	714,462
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	396,108
Total Taxable Municipal Bonds — 0.4%		9,030,052

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.9%
Fannie Mae REMICS:
Series 2007-54, Class PF, 0.47%, 6/25/37 (a)	5,159	5,153,334

US Government Sponsored Agency Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Series 2010-35, Class EF, 0.80%, 4/25/40 (a)	$5,989	$6,008,840
Series 2010-89, Class CF, 0.70%, 2/25/38 (a)	5,325	5,334,864
Freddie Mac Mortgage Backed Securities:
Series 3667, Class FW, 0.79%, 2/15/38 (a)	3,707	3,719,832
Series 3807, Class FN, 0.74%, 2/15/41 (a)	3,519	3,528,309

		23,745,179
Mortgage-Backed Securities — 159.8%
Fannie Mae Mortgage Backed Securities:
2.34%, 5/01/33 (a)	3,515	3,730,633
2.35%, 8/01/33	2,703	2,865,483
2.46%, 2/01/42 (a)	44	45,631
2.48%, 1/01/36 (a)	1,620	1,723,292
2.51%, 1/01/35 (a)	1,541	1,634,482
2.75%, 8/01/41 (a)	3,501	3,649,449
2.81%, 1/01/42 (a)	1,003	1,047,008
3.00%, 2/01/26—7/01/42 (e)	256,417	263,324,973
3.30%, 9/01/41 (a)	2,037	2,141,693
3.36%, 4/01/40 (a)	488	512,347
3.50%, 2/01/26—7/01/42 (e)	1,448,230	1,522,428,998
3.60%, 5/01/40 (a)	3,251	3,425,982
4.00%, 8/01/25—7/01/42 (e)	551,764	587,519,506
4.50%, 10/01/24—7/01/42 (e)	534,173	573,130,913
5.00%, 1/01/18—7/01/42 (e)	354,357	383,743,817
5.50%, 9/01/19—7/01/42 (e)	102,497	112,099,678
6.00%, 11/01/22—7/01/42 (e)	146,495	161,257,480
6.50%, 12/01/30—12/01/32	15,140	17,403,891
Freddie Mac Mortgage Backed Securities:
2.22%, 10/01/33 (a)	1,541	1,594,762
2.65%, 1/01/42 (a)	50	51,883
2.88%, 11/01/36 (a)	1,683	1,759,284
3.00%, 1/01/27—7/01/27 (e)	10,832	11,333,489
3.26%, 8/01/41 (a)	2,397	2,512,837
3.34%, 2/01/40 (a)	3,300	3,463,975
3.34%, 7/01/41 (a)	1,390	1,461,764
3.50%, 12/01/25—7/01/42 (e)	20,818	21,936,823
4.00%, 3/01/26—4/01/42 (e)	38,703	41,081,140
4.50%, 8/01/20—7/01/42 (e)	49,504	52,909,875
4.58%, 4/01/38 (a)	3,485	3,719,535
5.00%, 10/01/20—7/01/42 (e)	34,076	36,713,188
5.50%, 12/01/27—7/01/42 (e)	23,706	25,839,985
6.00%, 12/01/28—1/01/38	18,580	20,495,580
6.50%, 5/01/21—1/01/36	3,602	4,094,096
Ginnie Mae Mortgage Backed Securities:
3.50%, 12/15/40—7/01/42 (e)	17,934	19,173,781
4.00%, 9/15/40—7/01/42 (e)	31,300	34,295,957
4.50%, 3/15/39—7/01/42 (e)	50,861	56,047,671
5.00%, 9/15/39—5/20/41	40,566	45,005,209
5.50%, 6/15/34—11/20/39	14,464	16,073,114
6.00%, 9/20/38—7/01/42 (e)	8,235	9,238,550

		4,050,487,754
Total US Government Sponsored Agency Securities — 160.7%		4,074,232,933

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

US Treasury Obligations	Par (000)	Value

US Treasury Bonds:
6.38%, 8/15/27 (c)	$24,068	$37,068,475
6.25%, 5/15/30 (c)	27,228	42,977,394
5.00%, 5/15/37 (c)	23,800	34,346,375
4.38%, 5/15/40 (c)(f)	23,100	30,784,354
3.88%, 8/15/40	20,650	25,422,091
4.25%, 11/15/40	4,640	6,069,700
4.38%, 5/15/41	4,931	6,585,967
US Treasury Notes:
1.25%, 2/15/14	61,000	61,912,621
1.75%, 3/31/14 (c)	33,000	33,814,704
2.63%, 12/31/14 (c)	61,990	65,462,432
2.75%, 12/31/17 (c)	26,500	29,201,754
1.75%, 10/31/18	1,041	1,089,227
Total US Treasury Obligations — 14.8%		374,735,094
Total Long-Term Investments (Cost — $5,287,558,459) — 213.2%		5,403,961,917

Short-Term Securities	Shares
Money Market Funds — 27.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (g)(h)(i)	649,781,401	649,781,401
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (g)(h)(i)	51,948,605	51,948,605

		701,730,006
Total Short-Term Securities (Cost — $701,730,006) — 27.6%		701,730,006
Total Investments Before TBA Sale Commitments (Cost — $5,981,138,465*) — 240.8%		6,105,691,923

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage Backed Securities:
3.00%, 2/01/26—7/01/42	$333,400	(341,891,281)
3.50%, 2/01/26—7/01/42	1,453,200	(1,527,449,438)
4.00%, 8/01/25—7/01/42	735,200	(782,413,625)
4.50%, 10/01/24—7/01/42	509,500	(546,518,359)
5.00%, 1/01/18—7/01/42	328,300	(355,282,156)
5.50%, 9/01/19—7/01/42	74,000	(80,685,938)
6.00%, 11/01/22—7/01/42	148,400	(163,077,688)
Ginnie Mae Mortgage Backed Securities:
5.00%, 9/15/39—5/20/41	8,000	(8,802,500)
Total TBA Sale Commitments (Proceeds — $3,806,959,788) — (150.1)%		(3,806,120,985)
Total Investments, Net of TBA Sale Commitments — 90.7%		2,299,570,938
Other Assets, Less Liabilities — 9.3%		235,919,090

Net Assets — 100.0%		$2,535,490,028

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,983,106,793

Gross unrealized appreciation	$118,177,688
Gross unrealized depreciation	(3,742,558)

Net unrealized appreciation	$114,435,130

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$(112,936,859)	$6,727
Barclays Plc	$44,719,203	$(243,829)
BNP Paribas SA	$104,658,984	$172,796
Citigroup Inc.	$115,738,211	$294,095
Credit Suisse Group AG	$(342,077,813)	$15,767
Deutsche Bank AG	$(501,728,258)	$(1,292)
Goldman Sachs Group, Inc.	$(153,825,688)	$(236,051)
JPMorgan Chase & Co.	$163,973,813	$(158,671)
Morgan Stanley	$(64,244,867)	$139,160
Nomura Trust and Banking Co., Ltd.	$4,966,438	$18,357
R.B.C. Dominion Securities	$21,555,188	$139,594
Royal Bank of Scotland Group Plc	$346,199,188	$259,543
UBS AG	$(26,399,008)	$(22,505)
Wells Fargo & Co.	$(13,778,188)	$(26,525)

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	559,553,070	90,228,331	649,781,401	$664,203
BlackRock Cash Funds:
Prime, SL Agency Shares	36,989,307	14,959,298	51,948,605	$21,498

(h)	Represents the current yield as of report date.

(i)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,800	2-Year US Treasury Note	Chicago Mercantile	September 2012	$396,337,500	$(57,378)
2,299	5-Year US Treasury Note	Chicago Mercantile	September 2012	$285,004,156	(70,668)
553	10-Year Australian Bond Future	Australian Securities	September 2012	$69,378,141	102,457
2,270	10-Year US Treasury Note	Chicago Mercantile	September 2012	$302,761,250	(570,143)
403	Euro BOBL	Eurex	September 2012	$50,733,670	(136,990)
38	10-Year Japanese Yen Future	Chicago Mercantile	September 2012	$5,460,220,000	2,823,466
180	U.K. Long Gilt Bond	NYSE Liffe	September 2012	$21,439,800	(71,280)
5	Ultra Long-Term US Treasury Bond	Chicago Mercantile	September 2012	$834,219	185
Total					$2,019,649

•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
219	10-Year Canada Bond Future	Chicago Mercantile	September 2012	$30,320,550	$(36,609)
145	30-Year US Treasury Bond	Chicago Mercantile	September 2012	$21,455,469	199,404
99	Euro-Bund Future	Eurex	September 2012	$13,949,100	85,138
18	Euro BUXL Future	Eurex	September 2012	$2,356,920	(16,053)
736	Euro-Schatz Future	Eurex	September 2012	$81,324,320	10,336
Total					$242,216

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,109,000	USD	5,081,922	Credit Suisse Group AG	7/11/12	$151,082
AUD	13,201,000	USD	12,981,480	HSBC Holdings Plc	7/11/12	539,930
AUD	4,941,000	USD	4,910,583	JPMorgan Chase & Co.	7/11/12	150,343
AUD	8,104,000	USD	7,780,780	Royal Bank of Scotland Group PLC	7/11/12	519,918
AUD	7,291,000	USD	7,420,269	Westpac Banking Corp.	7/11/12	47,696
CAD	29,613,000	USD	28,958,265	Credit Suisse Group AG	7/11/12	84,678
CAD	9,296,000	USD	9,051,927	HSBC Holdings Plc	7/11/12	65,123
CAD	4,785,000	USD	4,591,981	JPMorgan Chase & Co.	7/11/12	100,907
CAD	6,108,000	USD	5,937,937	UBS AG	7/11/12	52,482

Foreign currency exchange contracts as of June 30, 2012 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	571,000	USD	556,334	Westpac Banking Corp.	7/11/12	$3,674
CHF	16,450,000	USD	17,176,300	Citigroup Inc.	7/11/12	206,791
CHF	6,123,000	USD	6,401,992	Credit Suisse Group AG	7/11/12	68,321
CHF	3,872,000	USD	4,036,941	HSBC Holdings Plc	7/11/12	54,689
EUR	1,160,000	USD	1,456,612	Credit Suisse Group AG	7/11/12	15,579
EUR	15,936,000	USD	19,895,942	HSBC Holdings Plc	7/11/12	328,914
EUR	398,000	USD	498,382	JPMorgan Chase & Co.	7/11/12	6,732
EUR	42,565,000	USD	53,236,300	UBS AG	7/11/12	784,219
GBP	5,281,000	USD	8,231,283	Deutsche Bank AG	7/11/12	51,553
GBP	12,952,000	USD	20,286,069	HSBC Holdings Plc	7/11/12	28,132
GBP	34,013,000	USD	53,076,993	UBS AG	7/11/12	269,742
GBP	4,409,000	USD	6,889,843	Westpac Banking Corp.	7/11/12	25,329
JPY	289,000,000	USD	3,656,367	HSBC Holdings Plc	7/11/12	(33,945)
JPY	785,000,000	USD	9,937,149	JPMorgan Chase & Co.	7/11/12	(97,699)
JPY	206,500,000	USD	2,607,883	UBS AG	7/11/12	(19,543)
NOK	59,780,000	USD	9,992,142	Deutsche Bank AG	7/11/12	61,416
NOK	11,824,000	USD	1,982,156	HSBC Holdings Plc	7/11/12	6,356
NOK	108,469,000	USD	18,301,317	UBS AG	7/11/12	(59,439)
NZD	21,072,000	USD	16,447,792	HSBC Holdings Plc	7/11/12	479,841
NZD	23,453,000	USD	18,596,111	JPMorgan Chase & Co.	7/11/12	244,236
NZD	10,114,000	USD	7,792,512	UBS AG	7/11/12	332,302
NZD	650,000	USD	518,044	Westpac Banking Corp.	7/11/12	4,116
SEK	174,212,000	USD	24,871,291	Deutsche Bank AG	7/11/12	360,565
SEK	179,867,000	USD	25,496,116	HSBC Holdings Plc	7/11/12	554,778
SEK	34,601,000	USD	4,964,877	JPMorgan Chase & Co.	7/11/12	46,531
USD	21,533,724	AUD	21,748,000	Credit Suisse Group AG	7/11/12	(742,136)
USD	20,074,322	AUD	20,312,000	HSBC Holdings Plc	7/11/12	(730,685)
USD	13,996,676	AUD	13,917,000	JPMorgan Chase & Co.	7/11/12	(258,112)
USD	14,612,104	AUD	14,577,000	UBS AG	7/11/12	(318,704)
USD	4,286,212	AUD	4,261,000	Westpac Banking Corp.	7/11/12	(78,209)
USD	2,890,523	CAD	2,962,000	Credit Suisse Group AG	7/11/12	(14,458)
USD	9,388,720	CAD	9,634,000	Royal Bank of Canada	7/11/12	(59,824)
USD	4,985,784	CAD	5,132,000	UBS AG	7/11/12	(47,423)
USD	10,240,166	CHF	9,776,000	JPMorgan Chase & Co.	7/11/12	(90,356)
USD	28,863,992	CHF	27,754,000	UBS AG	7/11/12	(464,293)
USD	3,939,272	CHF	3,767,000	Westpac Banking Corp.	7/11/12	(41,403)
USD	40,724,041	EUR	32,501,000	Deutsche Bank AG	7/11/12	(523,953)
USD	10,134,945	EUR	8,114,000	HSBC Holdings Plc	7/11/12	(162,775)
USD	1,467,145	EUR	1,174,000	JPMorgan Chase & Co.	7/11/12	(22,813)
USD	20,675,804	EUR	16,447,000	UBS AG	7/11/12	(197,577)
USD	11,177,279	EUR	8,952,000	Westpac Banking Corp.	7/11/12	(183,973)
USD	14,466,861	GBP	9,247,000	HSBC Holdings Plc	7/11/12	(36,336)
USD	58,777,859	GBP	37,817,000	UBS AG	7/11/12	(535,153)
USD	9,066,707	JPY	719,200,000	Credit Suisse Group AG	7/11/12	52,016
USD	1,557,756	JPY	124,400,000	HSBC Holdings Plc	7/11/12	(1,517)
USD	28,320,037	JPY	2,246,100,000	JPMorgan Chase & Co.	7/11/12	166,674
USD	15,801,523	JPY	1,257,200,000	UBS AG	7/11/12	43,361
USD	5,920,518	JPY	471,700,000	Westpac Banking Corp.	7/11/12	8,074
USD	1,508,077	NOK	9,058,000	HSBC Holdings Plc	7/11/12	(15,260)

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Foreign currency exchange contracts as of June 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,482,682	NOK	93,058,000	JPMorgan Chase & Co.	7/11/12	$(167,435)
USD	1,479,762	NOK	8,820,000	UBS AG	7/11/12	(3,549)
USD	5,027,346	NZD	6,598,000	Credit Suisse Group AG	7/11/12	(272,982)
USD	8,904,029	NZD	11,742,000	HSBC Holdings Plc	7/11/12	(528,596)
USD	15,589,292	NZD	19,891,000	JPMorgan Chase & Co.	7/11/12	(389,615)
USD	1,453,592	NZD	1,916,000	UBS AG	7/11/12	(85,575)
USD	14,078,647	SEK	100,878,000	Deutsche Bank AG	7/11/12	(531,937)
USD	6,518,034	SEK	45,524,000	HSBC Holdings Plc	7/11/12	(75,398)
USD	4,503,147	SEK	31,874,000	Westpac Banking Corp.	7/11/12	(113,298)
Total						$(987,871)

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	USD 4,000	$138,453

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[3]	Notional Amount (000)[4]	Unrealized Depreciation
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	BBB+	USD 62,500	$(256,832)
Dow Jones CDX North America Investment Grade Index Series 18	1.00%	BNP Paribas SA	6/20/17	BBB+	USD 80,000	(694,252)
iTraxx — Europe Sub Financial Index Series 17	5.00%	BNP Paribas SA	6/20/17	CCC+	EUR 22,065	(2,099,037)
iTraxx — Europe Sub Financial Index Series 17	5.00%	BNP Paribas SA	6/20/17	CCC+	EUR 22,695	(2,158,968)
iTraxx — Europe Sub Financial Index Series 17	5.00%	Deutsche Bank AG	6/20/17	CCC+	EUR 12,020	(1,143,459)
Total						$(6,352,548)

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Depreciation
0.59%[5]	3-month LIBOR	Royal Bank of Scotland Group Plc	3/15/14	USD	148,400	$(150,299)
1.50%[5]	3-month LIBOR	Deutsche Bank AG	5/15/19	USD	80,960	(708,224)
0.59%[5]	6-month LIBOR	Deutsche Bank AG	9/20/19	JPY	4,248,000	(72,520)
1.55%[6]	6-month EURIBOR	Deutsche Bank AG	7/4/21	EUR	25,630	(959,283)
1.71%[6]	6-month EURIBOR	Deutsche Bank AG	7/4/21	EUR	4,100	(86,936)
1.79%[6]	6-month EURIBOR	Deutsche Bank AG	7/4/21	EUR	4,100	(52,656)
2.09%[5]	6-month LIBOR	Royal Bank of Scotland Group Plc	9/7/21	GBP	13,380	(121,392)
Total						$(2,151,310)

[5]	Master Portfolio pays a fixed rate and receives a floating rate.

[6]	Master Portfolio pays a floating rate and receives a fixed rate.

•	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Master Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.85%[7]	Royal Bank of Scotland Group Plc	6/12/22	$23,300	$7,515

[7]	Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	27

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$210,301,796	—	$210,301,796
Corporate Bonds	—	621,713,815	—	621,713,815
Foreign Agency Obligations	—	23,114,374	—	23,114,374
Non-Agency Mortgage-Backed Securities	—	78,485,816	—	78,485,816
Preferred Securities	$5,188,120	7,159,917	—	12,348,037
Taxable Municipal Bonds	—	9,030,052	—	9,030,052

	Level 1	Level 2	Level 3	Total
U.S. Government Sponsored Agency Securities	—	$4,074,232,933	—	$4,074,232,933
U.S. Treasury Obligations	—	374,735,094	—	374,735,094
Short-Term Securities:
Money Market Funds	$701,730,006	—	—	701,730,006
Liabilities:
TBA Sale
Commitments	—	(3,806,120,985)	—	(3,806,120,985)

Total	$706,918,126	$1,592,652,812	$—	$2,299,570,938

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$138,453	—	$138,453
Foreign currency transactions	—	5,916,100	—	5,916,100
Interest rate contracts	$3,220,986	—	—	3,220,986
Other contracts	—	7,515	—	7,515
Liabilities:
Credit contracts	—	(6,352,548)	—	(6,352,548)
Foreign currency transactions	—	(6,903,971)	—	(6,903,971)
Interest rate contracts	(959,121)	(2,151,310)	—	(3,110,431)

Total	$2,261,865	$(9,345,761)	$—	$(7,083,896)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities would categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,173,983	—	—	$2,173,983
Liabilities:
Collateral on securities loaned at value	—	$(241,448,066)	—	(241,448,066)

Total	$2,173,983	$(241,448,066)	$—	$(239,274,083)

There were no transfers between levels during the six months ended June 30, 2012.

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $233,317,760) (cost — $5,287,558,459)	$5,403,961,917
Investments at value — affiliated (cost — $701,730,006)	701,730,006
Foreign currency at value (cost — $2,132,328)	2,173,983
TBA sale commitments receivable	3,806,959,788
Contributions receivable from investors	36,086,847
Investments sold receivable	34,741,145
Unrealized appreciation on swaps	145,970
Unrealized appreciation on foreign currency exchange contracts	5,916,100
Swaps premiums paid	560,781
Securities lending income receivable	15,780
Interest receivable	14,489,986

Total assets	10,006,782,303

Liabilities
Collateral on securities loaned at value	241,448,066
Investments purchased payable	3,397,355,450
TBA sale commitments at value (proceeds — $3,806,959,788)	3,806,120,985
Swaps premiums received	5,255,170
Variation margin payable	1,702,712
Cash due to broker for swaps	8,150,000
Unrealized depreciation on swaps	3,809,471
Investment advisory fees payable	498,606
Professional fees payable	23,120
Trustees’ fees payable	15,333
Withdrawals payable to investors	9,391
Unrealized depreciation on foreign currency exchange contracts	6,903,971

Total liabilities	7,471,292,275

Net Assets	$2,535,490,028

Net Assets Consist of
Investors’ capital	$2,424,275,243
Net unrealized appreciation/depreciation	111,214,785

Net Assets	$2,535,490,028

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	29

Statement of Operations	CoreAlpha Bond Master Portfolio

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Interest	$33,276,713
Income — affiliated	585,782
Dividends	180,674
Securities lending — affiliated	99,919

Total income	34,143,088

Expenses
Investment advisory	3,034,601
Professional	26,598
Independent Trustees	29,504

Total expenses	3,090,703
Less fees waived by advisor	(56,102)

Total expenses after fees waived	3,034,601

Net investment income	31,108,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	29,059,026
Financial futures contracts	(6,111,023)
Swaps	(1,407,020)
Foreign currency transactions	(109,198)

21,431,785

Net change in unrealized appreciation/depreciation on:
Investments	13,211,857
Financial futures contracts	(1,866,182)
Swaps	(1,998,067)
Foreign currency transactions	(783,288)

8,564,320

Total realized and unrealized gain	29,996,105

Net Increase in Net Assets Resulting from Operations	$61,104,592

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

Increase in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$31,108,487	$73,808,502
Net realized gain	21,431,785	68,066,011
Net change in unrealized appreciation/depreciation	8,564,320	46,053,042

Net increase in net assets resulting from operations	61,104,592	187,927,555

Capital Transactions
Proceeds from contributions	437,253,794	709,072,896
Value of withdrawals	(325,320,908)	(685,111,132)

Net increase in net assets derived from capital transactions	111,932,886	23,961,764

Net Assets
Total increase in net assets	173,037,478	211,889,319
Beginning of period	2,362,452,550	2,150,563,231

End of period	$2,535,490,028	$2,362,452,550

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	31

Financial Highlights	CoreAlpha Bond Master Portfolio

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007

Total Investment Return
Total investment return	2.44%	[1]	8.38%		6.56%		11.67%		3.62%	5.10%

Ratios to Average Net Assets
Total expenses	0.25%	[2]	0.27%		0.36%		0.35%		0.36%	0.36%

Total expenses after fees waived	0.24%	[2]	0.26%		0.35%		0.35%		0.36%	0.35%

Net investment income	2.50%	[2]	3.22%		3.19%		4.33%		4.47%	5.18%

Supplemental Data
Net assets, end of period (000)	$2,535,490		$2,362,453		$2,150,563		$1,633,960		$1,115,903	$1,479,888

Portfolio turnover[3]	1,388%		1,646%	[4]	621%	[5]	278%	[6]	351%	466%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Portfolio turnover rates include TBA transactions, if any.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[5]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 170%.

[6]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Notes to Financial Statements	CoreAlpha Bond Master Portfolio

1. Organization and Significant Accounting Policies:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	33

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is

34	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts and swaps), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	35

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Other: Expenses directly related to the Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a speci-

fied price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Master Portfolio (’s) typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Master Portfolio (’s) exposure to the credit risk of the counterparty. These payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the

36	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]	$3,220,986
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,916,100
Credit contracts	Unrealized appreciation on swaps[1]	138,453
Other contracts	Unrealized appreciation on swaps[1]	7,517

Total		$9,283,056

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]	$3,110,432
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	6,903,971
Credit contracts	Unrealized depreciation on swaps[1]	6,352,549

Total		$16,366,952

[1]

Includes cumulative unrealized appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	37

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts
Interest rate contracts	$(6,111,023)	$66,083	—
Foreign currency exchange contracts	—	—	$(109,198)
Credit contracts	—	1,159,013	—
Other contracts	—	(2,632,116)	—

Total	$(6,111,023)	$(1,407,020)	$(109,198)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts
Interest rate contracts	$(1,866,182)	$(695,674)	—
Foreign currency exchange contracts	—	—	$(783,288)
Credit contracts	—	(1,309,910)	—
Other contracts	—	7,517	—

Total	$(1,866,182)	$(1,998,067)	$(783,288)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	8,373
Average number of contracts sold	618
Average notional value of contracts purchased	$4,045,350,971
Average notional value of contracts sold	$107,487,680
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	17
Average number of contracts — US dollars sold	17
Average US dollar amounts purchased	$213,723,289
Average US dollar amounts sold	$211,810,946
Credit default swaps:
Average number of contracts — sell protection	2
Average notional value — sell protection	$192,790,000
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$45,915,000
Average notional value — receives fixed rate	$2,245,370,000
Total return swaps:
Average number of contracts	1
Average notional value	$11,650,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2013. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income

38	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $53,803 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $29,152,713,614 and $29,480,934,410, respectively.

Purchases and sales of US government securities for the Master Portfolio for the six months ended June 30, 2012, were $794,813,272 and $795,833,778, respectively.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Fund Advisors (the “Manager”), the Master Fund’s investment advisor, on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The Board of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock CoreAlpha Bond Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

40	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that, in general, the Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master

42	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Portfolio increases above certain contractually specified levels. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Master Portfolio and the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	43

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/MIP and Benjamin Archibald became Secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

44	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	45

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2012	47

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# CAB-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” – “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock Bond Index Fund

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”), a series of BlackRock Funds III (the “Trust”), investment objective is to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 2.21%, 2.09% and 2.31%, respectively, while the benchmark Barclays US Aggregate Bond Index (the “Index”) returned 2.37%. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Risk asset markets in the United States continued to rally in early 2012, extending the strong performance witnessed at the end of 2011. Reduced systemic risk levels stemming from the euro zone’s sovereign debt crisis and better economic data in the United States together supported the rally. Global central bank stimulus was vital to calming financial markets. In addition to improving liquidity conditions, the European Central Bank’s long-term refinancing operation (LTRO) program appeared to begin rebuilding confidence in euro-zone banks by reducing the rollover risk of wholesale funding. Beyond Europe, massive global central bank liquidity infusions and broadly accommodative policies intended to mitigate shock risks and stimulate economic growth helped drive risk asset rallies globally. In the United States, there was an unmistakable improvement in economic data through the first quarter, including meaningful gains in labor market statistics. Additionally, housing activity improved by most metrics, while commercial and industrial loans (and other forms of lending) grew alongside of broad improvements to loan credit quality. That said, first-quarter economic data was likely influenced by atypical weather patterns across the United States, which can have a wide-ranging positive impact on consumer spending behavior, heating expenses, and the ability to perform seasonal outdoor work.

•

In sharp contrast with the first quarter, a broad range of economic indicators markedly deteriorated in the second quarter. Most importantly, the US labor market recovery materially weakened. Manufacturing and production data (a former source of strength for the recovery) also decreased and consumer confidence and investor sentiment declined meaningfully. At the same time, the euro zone’s debt troubles resurfaced in the headlines, the US election became more contentious and the end-of-year “fiscal cliff” and debt ceiling debate added to concerns. Risk assets globally sold off as investors flocked to safe-haven investments, pushing US Treasury yields to record lows. Near the end of the period, the US Federal Reserve extended its accommodative Operation Twist program through year end, a modest short-term positive for the US economy and financial markets.

•

Bond markets saw yields move in a dramatic fashion as investor sentiment shifted between risk-on and risk-off tones, but on the whole, yields fell over the six-month period. Credit sectors outperformed government-related sectors, with particular strength from financial names, while MBS was the weakest performing non-Treasury sector.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of providing investment results that corresponded to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other considerations for security selection included credit quality, issuer sector, maturity structure, coupon rates and call features. The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

BlackRock Bond Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

[3]

The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), ABS, MBS, CMBS, and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2012

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
			1 Year	5 Years	10 Years
Institutional	0.01%	2.21%	7.14%	6.75%	5.57%
Investor A	0.09	2.09	6.90	6.54	5.39
Class K	0.11	2.31	7.27	6.81	5.60
Barclays US Aggregate Bond Index	—	2.37	7.47	6.79	5.63

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$1,022.10	$1.26	$1,000.00	$1,023.62	$1.26	0.25%
Investor A	$1,000.00	$1,020.90	$2.51	$1,000.00	$1,022.38	$2.51	0.50%
Class K	$1,000.00	$1,023.10	$1.01	$1,000.00	$1,023.87	$1.01	0.20%

[4]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	5

About Fund Performance	BlackRock Bond Index Fund

•

Institutional and Class K Shares are not subject to any sales charge. Institutional and Class K Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to

www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of services and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Statement of Assets and Liabilities	BlackRock Bond Index Fund

June 30, 2012 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $139,398,113)	$147,906,368
Capital shares sold receivable	205,855

Total assets	148,112,223

Liabilities
Contributions payable to the Master Portfolio	120,183
Capital shares redeemed payable	85,672
Income dividends payable	45,721
Administration fees payable	13,260
Service fees payable	142
Professional fees payable	10,844

Total liabilities	275,822

Net Assets	$147,836,401

Net Assets Consist of
Paid-in capital	$135,827,130
Distributions in excess of net investment income	(224,064)
Accumulated net realized gain allocated from the Master Portfolio	3,725,080
Net unrealized appreciation/depreciation allocated from the Master Portfolio	8,508,255

Net Assets	$147,836,401

Net Asset Value
Institutional — Based on net assets of $11,303,235 and 1,058,970 shares outstanding, unlimited number of shares authorized, no par value	$10.67

Investor A — Based on net assets of $826,856 and 77,482 shares outstanding, unlimited number of shares authorized, no par value	$10.67

Class K — Based on net assets of $135,706,310 and 12,711,781 shares outstanding, unlimited number of shares authorized, no par value	$10.68

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	7

Statement of Operations	BlackRock Bond Index Fund

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Securities lending — affiliated	$12,273
Income — affiliated	48,355
Interest	1,640,994
Expenses	(67,691)
Fees waived	14,369

Total income	1,648,300

Expenses
Administration — Institutional	4,613
Administration — Investor A	342
Administration — Class K	76,855
Service — Investor A	507
Professional	9,546

Total expenses	91,863
Less fees waived by administrator — Institutional	(383)
Less fees waived by administrator — Investor A	(29)
Less fees waived by administrator — Class K	(9,134)

Total expenses after fees waived	82,317

Net investment income	1,565,983

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments	314,094
Net change in unrealized appreciation/depreciation on investments	1,138,803

Total realized and unrealized gain	1,452,897

Net Increase in Net Assets Resulting from Operations	$3,018,880

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock Bond Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$1,565,983	$3,405,028
Net realized gain	314,094	831,963
Net change in unrealized appreciation/depreciation	1,138,803	3,625,776

Net increase in net assets resulting from operations	3,018,880	7,862,767

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(73,550)	(690)[1]
Investor A	(4,411)	(1,931)[1]
Class K	(1,526,882)	(3,612,372)
Net realized gain:
Institutional	(8,143)	(19)[1]
Investor A	(585)	(83)[1]
Class K	(97,715)	(49,563)

Decrease in net assets resulting from dividends to shareholders	(1,711,286)	(3,664,658)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	24,259,384	19,512,360

Net Assets
Total increase in net assets	25,566,978	23,710,469
Beginning of period	122,269,423	98,558,954

End of period	$147,836,401	$122,269,423

Distributions in excess of net investment income	$(224,064)	$(185,204)

[1]	Amounts are from March 31, 2011 (commencement of operations) to December 31, 2011.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.11

Net investment income[2]	0.11		0.25
Net realized and unrealized gain	0.12		0.46

Net increase from investment operations	0.23		0.71

Dividends and distributions from:
Net investment income	(0.12)		(0.25)
Net realized gain	(0.01)		(0.00)[3]

Total dividends and distributions	(0.13)		(0.25)

Net asset value, end of period	$10.67		$10.57

Total Investment Return[4,5]
Based on net asset value	2.21%		7.18%

Ratios to Average Net Assets[6,7]
Total expenses	0.26%	[8]	0.27%	[9]

Total expenses after fees waived	0.25%	[8]	0.25%	[9]

Net investment income	2.13%	[8]	2.98%	[9]

Supplemental Data
Net assets, end of period (000)	$11,303		$53

Portfolio turnover of the Master Portfolio	167%		122%	[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.11

Net investment income[2]	0.11		0.22
Net realized and unrealized gain	0.11		0.48

Net increase from investment operations	0.22		0.70

Dividends and distributions from:
Net investment income	(0.11)		(0.24)
Net realized gain	(0.01)		(0.00)[3]

Total dividends and distributions	(0.12)		(0.24)

Net asset value, end of period	$10.67		$10.57

Total Investment Return[4,5]
Based on net asset value	2.09%		7.01%

Ratios to Average Net Assets[6,7]
Total expenses	0.52%	[8]	0.53%	[9]

Total expenses after fees waived	0.50%	[8]	0.50%	[9]

Net investment income	1.99%	[8]	2.65%	[9]

Supplemental Data
Net assets, end of period (000)	$827		$202

Portfolio turnover of the Master Portfolio	167%		122%	[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.17		$9.90		$9.82		$9.74	$9.59

Net investment income	0.13	[1]	0.35	[1]	0.37	[1]	0.40	[1]	0.47	0.48
Net realized and unrealized gain	0.11		0.40		0.30		0.10		0.09	0.19

Net increase from investment operations	0.24		0.75		0.67		0.50		0.56	0.67

Dividends and distributions from:
Net investment income	(0.12)		(0.35)		(0.40)		(0.42)		(0.48)	(0.52)
Net realized gain	(0.01)		(0.00)[2]		—		—		—	—
Return of capital	—		—		—		—		(0.00)[2]	—

Total dividends and distributions	(0.13)		(0.35)		(0.40)		(0.42)		(0.48)	(0.52)

Net asset value, end of period	$10.68		$10.57		$10.17		$9.90		$9.82	$9.74

Total Investment Return[3]
Based on net asset value	2.31%	[4]	7.55%		6.79%		5.21%		5.91%	7.16%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6,7]	0.23%	[8]	0.26%		0.25%		0.26%	0.28%

Total expenses after fees waived	0.20%	[6,7]	0.20%	[8]	0.23%		0.23%		0.23%	0.23%

Net investment income	2.43%	[6,7]	3.19%	[8]	3.65%		4.05%		4.84%	5.00%

Supplemental Data
Net assets, end of period (000)	$135,706		$122,015		$98,559		$156,688		$132,997	$111,847

Portfolio turnover of the Master Portfolio	167%		122%	[9]	59%	[10]	103%	[11]	89%	61%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 54%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock Bond Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2012 was 34.24%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocations. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.12% based on the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	13

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011*
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,049,047	$11,133,277	9,869	$101,838
Shares issued to shareholders in reinvestment of dividends and distributions	7,643	81,366	7	70
Shares redeemed	(2,750)	(29,214)	(4,845)	(50,004)

Net increase	1,053,940	$11,185,429	5,031	$51,904

Investor A
Shares sold	58,928	$626,864	19,264	$201,272
Shares issued to shareholders in reinvestment of dividends and distributions	442	4,700	135	1,414
Shares redeemed	(966)	(10,258)	(321)	(3,363)

Net increase	58,404	$621,306	19,078	$199,323

Class K
Shares sold	2,379,702	$25,260,554	4,681,283	$48,629,757
Shares issued to shareholders in reinvestment of dividends and distributions	127,135	1,351,479	299,480	3,098,229
Shares redeemed	(1,335,253)	(14,159,384)	(3,134,942)	(32,466,853)

Net increase	1,171,584	$12,452,649	1,845,821	$19,261,133

Total Net Increase	2,283,928	$24,259,384	1,869,930	$19,512,360

* For the period March 31, 2011 (commencement of operations) to December 31, 2011 for Institutional and Investor A Shares.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012	Bond Index Master Portfolio

Portfolio Composition

Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	37%
U.S. Treasury Obligations	36
Corporate Bonds	22
Foreign Agency Obligations	2
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]

Percent of Long-Term Investments

AAA/Aaa[2]	75%
AA/Aa	4
A/A	12
BBB/Baa	9

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service, Inc. ratings.

[2]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	15

Schedule of Investments June 30, 2012 (Unaudited)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AmeriCredit Automobile Receivables Trust, Series 2011-4, Class B, 2.26%, 9/08/16	$650	$661,349
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	115,841
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	204,627
Total Asset-Backed Securities — 0.2%		981,817

Corporate Bonds
Aerospace & Defense — 0.4%
The Boeing Co., 6.13%, 2/15/33	100	130,856
General Dynamics Corp., 3.88%, 7/15/21	50	56,126
Honeywell International, Inc., 5.30%, 3/01/18	100	119,206
L-3 Communications Corp.:
3.95%, 11/15/16	250	265,511
4.95%, 2/15/21	50	54,073
Lockheed Martin Corp., 3.35%, 9/15/21	250	258,402
Raytheon Co., 4.70%, 12/15/41	100	110,075
United Technologies Corp.:
1.80%, 6/01/17	250	255,310
3.10%, 6/01/22	100	104,786
5.70%, 4/15/40	50	63,414
4.50%, 6/01/42	200	219,681

		1,637,440
Agriculture — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	150,332
Air Freight & Logistics — 0.1%
United Parcel Service, Inc.:
5.13%, 4/01/19	50	60,293
6.20%, 1/15/38	100	137,434

		197,727
Airlines — 0.0%
Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.15%, 10/11/25	50	49,125
Auto Components — 0.0%
Johnson Controls, Inc., 1.75%, 3/01/14	50	50,717
Automobiles — 0.2%
DaimlerChrysler North America Holding Corp., 8.50%, 1/18/31	100	152,992
Ford Motor Co., 7.45%, 7/16/31	150	187,875
Toyota Motor Credit Corp., 1.00%, 2/17/15	500	500,592

		841,459
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	135,751

Corporate Bonds	Par (000)	Value

Beverages — (concluded)
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14	$150	$165,363
7.75%, 1/15/19	250	330,189
Beam, Inc., 1.88%, 5/15/17	100	100,482
The Coca-Cola Co.:
0.75%, 11/15/13	100	100,344
1.80%, 9/01/16	50	51,354
4.88%, 3/15/19 (a)	150	178,131
Diageo Capital Plc:
1.50%, 5/11/17 (a)	200	200,737
5.75%, 10/23/17	100	120,210
Diageo Investment Corp., 2.88%, 5/11/22 (a)	100	102,725
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	25	25,556
Molson Coors Brewing Co., 3.50%, 5/01/22 (a)	75	77,009
PepsiCo, Inc.:
0.75%, 3/05/15	100	99,726
2.75%, 3/05/22	250	252,328
4.88%, 11/01/40	100	116,679

		2,056,584
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/15/17	50	50,587
3.45%, 10/01/20 (a)	100	103,556
5.15%, 11/15/41	300	313,175
Gilead Sciences, Inc.:
3.05%, 12/01/16 (a)	150	158,356
5.65%, 12/01/41	50	58,283

		683,957
Capital Markets — 0.9%
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	200	216,418
The Charles Schwab Corp., 4.45%, 7/22/20	100	110,901
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15	500	499,931
3.70%, 8/01/15	150	151,326
3.63%, 2/07/16	150	150,017
5.95%, 1/18/18	300	321,086
5.75%, 1/24/22	350	369,461
6.13%, 2/15/33 (a)	100	102,692
6.75%, 10/01/37	200	196,011
Jefferies Group, Inc., 8.50%, 7/15/19	125	135,625
Morgan Stanley:
4.75%, 4/01/14 (a)	150	151,320
5.75%, 10/18/16	225	230,974
4.75%, 3/22/17	200	199,560
6.63%, 4/01/18	500	522,784
5.50%, 7/28/21	100	98,526
7.25%, 4/01/32	50	53,110

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the name and descriptions of many of the securities have been abbreviated according to the following list:

GO General Obligation Bonds	RB Revenue Bonds

See Notes to Financial Statements.

16	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets — (concluded)
Nomura Holdings, Inc., 5.00%, 3/04/15 (a)	$50	$51,910
Raymond James Financial, Inc., 4.25%, 4/15/16	100	103,987
State Street Corp., 2.88%, 3/07/16 (a)	100	105,921

		3,771,560
Chemicals — 0.4%
CF Industries, Inc., 6.88%, 5/01/18	200	237,250
The Dow Chemical Co.:
8.55%, 5/15/19	100	133,007
4.25%, 11/15/20 (a)	50	54,243
4.13%, 11/15/21	50	53,630
5.25%, 11/15/41	100	110,544
E.I. du Pont de Nemours & Co., 6.00%, 7/15/18	325	403,879
Eastman Chemical Co., 3.60%, 8/15/22	200	203,986
Ecolab, Inc., 4.35%, 12/08/21	150	166,255
The Mosaic Co., 3.75%, 11/15/21	50	52,249
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/01/17	250	268,309
Praxair, Inc., 4.63%, 3/30/15	100	110,176

		1,793,528
Commercial Banks — 2.8%
Abbey National Treasury Services PLC, 4.00%, 4/27/16 (a)	150	147,800
Bank of Montreal, 2.50%, 1/11/17	150	155,057
The Bank of New York Mellon Corp.:
2.30%, 7/28/16	50	51,589
1.97%, 6/20/17 (b)	250	252,934
3.55%, 9/23/21	50	53,169
Bank of Nova Scotia:
3.40%, 1/22/15	200	210,829
2.90%, 3/29/16	100	104,688
Barclays Bank Plc:
2.75%, 2/23/15	100	100,672
5.00%, 9/22/16	175	190,043
5.13%, 1/08/20	150	162,775
BB&T Corp., 5.25%, 11/01/19	100	113,004
Council of Europe Development Bank, 1.50%, 1/15/15	50	50,731
Credit Suisse AG, 5.40%, 1/14/20	150	156,010
Credit Suisse New York:
2.20%, 1/14/14	100	100,650
3.50%, 3/23/15	300	310,996
European Investment Bank:
1.25%, 2/14/14	250	252,560
3.13%, 6/04/14	1,000	1,044,082
2.50%, 5/16/16	100	104,490
5.13%, 9/13/16	225	260,293
1.25%, 10/14/16	100	100,120
1.63%, 6/15/17	500	503,664
Export-Import Bank of Korea, 4.00%, 1/11/17	400	426,726
Fifth Third Bancorp:
3.63%, 1/25/16	50	52,738
3.50%, 3/15/22	100	101,057
HSBC Holdings Plc:
4.88%, 1/14/22	150	165,814
6.80%, 6/01/38	250	286,345

Corporate Bonds	Par (000)	Value

Commercial Banks — (concluded)
HSBC USA, Inc., 2.38%, 2/13/15	$300	$303,419
International Bank for Reconstruction & Development:
1.75%, 7/15/13	300	304,133
2.38%, 5/26/15	500	528,046
1.00%, 9/15/16	75	75,572
International Finance Corp., 0.50%, 5/15/15	500	498,244
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	279,905
KeyCorp, 5.10%, 3/24/21	100	111,531
Korea Development Bank, 3.25%, 3/09/16	100	103,226
Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	200	213,608
Lloyds TSB Bank Plc:
4.88%, 1/21/16	50	52,492
4.20%, 3/28/17	50	51,575
6.38%, 1/21/21	50	56,664
National Australia Bank, NY, 2.00%, 3/09/15	250	250,635
Oesterreichische Kontrollbank AG:
1.38%, 1/21/14	200	201,733
2.00%, 6/03/16	100	102,096
PNC Funding Corp.:
5.63%, 2/01/17 (c)	150	166,899
3.30%, 3/08/22 (c)	150	152,971
Rabobank Nederland, 3.38%, 1/19/17 (a)	100	102,919
RaboBank Nederland, 3.88%, 2/08/22	150	152,585
Rabobank Nederland, 5.25%, 5/24/41	25	26,923
Royal Bank of Canada, 1.45%, 10/30/14	100	101,269
SunTrust Banks, Inc., 3.50%, 1/20/17	50	51,761
Svensk Exportkredit AB, 2.13%, 7/13/16	200	205,882
Swiss Bank Corp., 7.00%, 10/15/15	150	162,322
The Toronto-Dominion Bank, 2.38%, 10/19/16	50	51,346
US Bancorp:
1.38%, 9/13/13	100	100,850
1.65%, 5/15/17	250	251,826
4.13%, 5/24/21	50	56,056
Wachovia Bank NA/Wells Fargo & Co., 6.60%, 1/15/38	50	63,102
Wachovia Corp., 5.63%, 10/15/16	250	281,812
Wells Fargo & Co.:
2.63%, 12/15/16	100	102,769
2.10%, 5/08/17	150	150,335
5.63%, 12/11/17	250	291,932
3.50%, 3/08/22	350	360,137
Wells Fargo Bank NA, 4.75%, 2/09/15	500	535,847
Westpac Banking Corp.:
3.00%, 8/04/15	250	258,960
4.88%, 11/19/19	50	54,144

		12,274,362
Commercial Services & Supplies — 0.1%
The ADT Corp., 4.88%, 7/15/42 (d)	100	97,959
Republic Services, Inc.:
5.25%, 11/15/21	50	57,405
3.55%, 6/01/22	250	252,702
Vanderbilt University, 5.25%, 4/01/19	100	120,679

		528,745

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	17

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Communications Equipment — 0.2%
Cisco Systems, Inc.:
1.63%, 3/14/14	$100	$101,899
4.95%, 2/15/19	200	235,820
5.50%, 1/15/40	150	185,690
Motorola Solutions, Inc., 3.75%, 5/15/22 (a)	150	147,926

		671,335
Computers & Peripherals — 0.2%
ACE INA Holdings, Inc., 2.60%, 11/23/15	300	312,015
Dell, Inc., 5.65%, 4/15/18 (a)	75	86,452
Hewlett-Packard Co.:
4.75%, 6/02/14	150	158,593
3.30%, 12/09/16	150	156,788
4.65%, 12/09/21	100	104,820
6.00%, 9/15/41	150	165,328

		983,996
Construction & Engineering — 0.1%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	150,724
2.88%, 5/08/22	100	101,156
URS Corp., 3.85%, 4/01/17 (d)	100	98,753

		350,633
Consumer Finance — 0.3%
American Express Credit Co.:
2.75%, 9/15/15	250	260,872
8.13%, 5/20/19	200	266,320
Capital One Financial Corp.:
7.38%, 5/23/14	250	274,629
6.75%, 9/15/17	100	118,643
Caterpillar Financial Services Corp., 1.10%, 5/29/15	250	251,399
HSBC Finance Corp., 6.68%, 1/15/21	161	174,317

		1,346,180
Diversified Financial Services — 2.7%
American Express Credit Corp., 2.38%, 3/24/17 (a)	200	204,986
Bank of America Corp.:
7.38%, 5/15/14	150	161,315
4.50%, 4/01/15	50	51,538
7.75%, 8/15/15	250	272,160
3.63%, 3/17/16	150	150,686
3.75%, 7/12/16	250	252,034
3.88%, 3/22/17 (a)	300	305,609
5.63%, 7/01/20	150	160,595
5.00%, 5/13/21	100	103,171
5.88%, 2/07/42	100	109,538
BNP Paribas SA:
3.25%, 3/11/15 (a)	100	100,833
5.00%, 1/15/21	100	102,652
Citigroup, Inc.:
6.50%, 8/19/13	150	157,164
6.38%, 8/12/14	150	160,566
2.65%, 3/02/15	400	399,951
3.95%, 6/15/16 (a)	150	153,699
4.45%, 1/10/17	400	419,297
8.50%, 5/22/19	250	308,758
6.63%, 6/15/32	100	104,272

Corporate Bonds	Par (000)	Value

Diversified Financial Services — (concluded)
6.88%, 3/05/38	$100	$122,318
5.88%, 1/30/42	150	163,825
Deutsche Bank AG London, 3.25%, 1/11/16 (a)	300	308,744
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	250	277,845
2.75%, 5/15/15	500	504,057
4.25%, 2/03/17	250	262,057
General Electric Capital Corp.:
2.15%, 1/09/15 (a)	500	508,426
2.25%, 11/09/15	100	102,029
2.90%, 1/09/17	100	103,291
6.38%, 11/15/17 (e)	250	260,313
5.63%, 5/01/18	300	344,862
4.38%, 9/16/20	50	54,092
4.65%, 10/17/21	200	222,105
5.88%, 1/14/38	350	401,801
Series G, 6.00%, 8/07/19	100	117,008
John Deere Capital Corp.:
0.88%, 4/17/15	250	250,281
2.25%, 4/17/19	100	102,210
3.90%, 7/12/21 (a)	50	55,154
JPMorgan Chase & Co.:
1.65%, 9/30/13 (a)	150	150,943
1.88%, 3/20/15	350	349,729
5.25%, 5/01/15	250	269,506
3.15%, 7/05/16	300	308,521
4.50%, 1/24/22	300	323,165
6.40%, 5/15/38	100	120,234
5.50%, 10/15/40	125	137,894
5.60%, 7/15/41	50	56,682
Merrill Lynch & Co., Inc.:
6.88%, 4/25/18	400	447,574
6.11%, 1/29/37	100	94,226
Murray Street Investment Trust I, 4.65%, 3/09/17 (b)	200	200,386
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/02/15	200	200,997
3.05%, 3/01/16	50	53,259
ORIX Corp., 3.75%, 3/09/17	100	99,182
The Royal Bank of Scotland Plc:
4.38%, 3/16/16 (a)	250	256,196
6.13%, 1/11/21	100	111,092
SLM Corp.:
6.00%, 1/25/17	300	309,908
8.45%, 6/15/18	100	112,000
UBS AG Stamford, 5.75%, 4/25/18	300	332,327

		11,773,063
Diversified Telecommunication Services — 1.1%
AT&T Corp., 8.00%, 11/15/31	4	5,926
AT&T Mobility LLC, 7.13%, 12/15/31	100	132,419
AT&T, Inc.:
5.10%, 9/15/14	300	327,548
1.60%, 2/15/17	400	400,512
4.45%, 5/15/21	200	226,403
6.15%, 9/15/34	400	482,042
5.35%, 9/01/40	213	244,452
British Telecommunications Plc, 9.63%, 12/15/30	50	75,197

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Telecommunication Services — (concluded)
CenturyLink, Inc.:
5.80%, 3/15/22	$100	$99,551
7.65%, 3/15/42	100	97,056
Deutsche Telekom International Finance BV:
5.25%, 7/22/13	100	104,374
8.75%, 6/15/30	150	208,205
France Telecom SA:
2.75%, 9/14/16	200	203,806
4.13%, 9/14/21	150	156,947
5.38%, 1/13/42	25	26,410
Qwest Corp.:
6.50%, 6/01/17 (a)	150	168,528
6.75%, 12/01/21	50	56,259
Telecom Italia Capital SA:
5.25%, 11/15/13	150	150,375
7.18%, 6/18/19	100	99,500
7.72%, 6/04/38	50	43,750
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	100,277
Telefonica Emisiones SAU:
3.99%, 2/16/16	100	89,398
5.46%, 2/16/21	50	43,540
7.05%, 6/20/36	75	65,572
Telefonica Europe BV, 8.25%, 9/15/30	50	48,363
Verizon Communications, Inc.:
1.95%, 3/28/14	200	204,410
8.75%, 11/01/18	100	137,454
6.40%, 2/15/38	200	259,714
6.00%, 4/01/41	100	126,775
Verizon Global Funding Corp., 7.75%, 12/01/30	100	141,053

		4,525,816
Electric Utilities — 0.8%
Alabama Power Co., 5.50%, 10/15/17	100	118,430
Carolina Power & Light Co., 4.10%, 5/15/42	150	156,425
Commonwealth Edison Co., 5.90%, 3/15/36	50	64,846
Consolidated Edison Co. of New York, Inc., 6.65%, 4/01/19	100	126,936
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	132,643
Duke Energy Indiana, Inc., 4.20%, 3/15/42	150	154,993
Entergy Corp.:
3.63%, 9/15/15 (a)	50	51,399
4.70%, 1/15/17	150	157,340
Florida Power & Light Co.:
5.95%, 2/01/38	50	66,423
4.05%, 6/01/42	150	158,125
Georgia Power Co., 4.30%, 3/15/42	200	208,333
Great Plains Energy, Inc., 5.29%, 6/15/22 (b)	150	161,807
Indiana Michigan Power Co., 6.05%, 3/15/37	175	212,884
LG&E & KU Energy LLC, 3.75%, 11/15/20 (a)	50	51,226
Nevada Power Co., 5.45%, 5/15/41	50	60,043
Nisource Finance Corp., 5.25%, 2/15/43	75	76,047
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	121,469
5.30%, 6/01/42 (d)	75	78,983

Corporate Bonds	Par (000)	Value

Electric Utilities — (concluded)
PacifiCorp, 2.95%, 2/01/22 (a)	$100	$102,691
Progress Energy, Inc.:
4.40%, 1/15/21	100	111,180
7.75%, 3/01/31	50	70,308
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	54,377
3.95%, 5/01/42	50	51,721
Southern California Edison Co.:
5.00%, 1/15/16	100	113,009
5.50%, 3/15/40	50	63,402
4.05%, 3/15/42	150	156,443
The Toledo Edison Co., 6.15%, 5/15/37	100	122,692
Virginia Electric & Power Co., 2.95%, 1/15/22	400	412,087

		3,416,262
Electrical Equipment — 0.0%
Emerson Electric Co., 5.00%, 4/15/19	100	117,952
Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc., 4.75%, 3/15/42	50	52,395
Tyco Electronics Group SA:
6.55%, 10/01/17	50	59,691
3.50%, 2/03/22 (a)	100	99,675

		211,761
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	100	116,903
Ensco Plc, 3.25%, 3/15/16	100	105,008
Halliburton Co.:
6.15%, 9/15/19	100	123,596
4.50%, 11/15/41	50	52,433
Transocean, Inc.:
5.05%, 12/15/16	250	271,161
6.80%, 3/15/38	50	56,218

		725,319
Food & Staples Retailing — 0.3%
CVS Caremark Corp.:
6.60%, 3/15/19	200	249,411
6.13%, 9/15/39	50	62,148
The Kroger Co.:
6.15%, 1/15/20	100	119,743
3.40%, 4/15/22 (a)	100	99,914
Safeway, Inc., 4.75%, 12/01/21	100	99,173
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	100	102,265
3.63%, 7/08/20	150	165,616
5.63%, 4/15/41	350	455,515

		1,353,785
Food Products — 0.5%
Archer-Daniels-Midland Co., 4.54%, 3/26/42	75	80,477
ConAgra Foods, Inc., 5.88%, 4/15/14	250	269,956
Delhaize Group SA, 4.13%, 4/10/19 (a)	150	145,127
General Mills, Inc.:
1.55%, 5/16/14	100	101,448
3.15%, 12/15/21	150	153,497
Ingredion Inc., 3.20%, 11/01/15	50	52,158
The JM Smucker Co., 3.50%, 10/15/21	50	52,341

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Food Products — (concluded)
Kellogg Co.:
1.88%, 11/17/16	$200	$202,555
3.13%, 5/17/22	100	101,658
Kraft Foods Group, Inc., 5.00%, 6/04/42 (d)	100	105,838
Kraft Foods, Inc.:
4.13%, 2/09/16	150	163,336
6.13%, 8/23/18	150	182,536
5.38%, 2/10/20	100	118,335
6.50%, 2/09/40	150	192,688
Tyson Foods, Inc., 4.50%, 6/15/22	150	154,500
Unilever Capital Corp., 4.25%, 2/10/21	200	233,317

		2,309,767
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	50	51,591
ONEOK, Inc., 4.25%, 2/01/22	100	104,726

		156,317
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp.:
4.50%, 1/15/15	250	266,388
6.00%, 1/15/20	100	119,263
Covidien International Finance SA:
1.35%, 5/29/15	250	250,325
6.55%, 10/15/37	25	34,157
Hospira, Inc., 6.05%, 3/30/17 (a)	125	140,997
Medtronic, Inc.:
4.13%, 3/15/21	50	55,898
3.13%, 3/15/22 (a)	250	259,016
Zimmer Holdings, Inc., 1.40%, 11/30/14	250	250,671

		1,376,715
Health Care Providers & Services — 0.4%
Aetna, Inc., 6.75%, 12/15/37	50	65,415
Cardinal Health, Inc., 3.20%, 6/15/22	50	50,637
Cigna Corp.:
2.75%, 11/15/16	100	103,027
4.00%, 2/15/22	25	26,072
5.38%, 2/15/42	50	53,200
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	103,764
McKesson Corp., 3.25%, 3/01/16	250	268,357
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	51,414
Quest Diagnostics, Inc.:
3.20%, 4/01/16	50	52,296
4.70%, 4/01/21	100	111,352
UnitedHealth Group, Inc.:
2.88%, 3/15/22	200	202,065
5.95%, 2/15/41	100	128,242
WellPoint, Inc.:
5.25%, 1/15/16	150	167,497
3.13%, 5/15/22 (a)	200	201,603
4.63%, 5/15/42	50	51,544

		1,636,485
Hotels, Restaurants & Leisure — 0.2%
Marriott International, Inc., 3.00%, 3/01/19	100	101,107
McDonald’s Corp.:
0.75%, 5/29/15	250	249,971
1.88%, 5/29/19	100	99,774
3.50%, 7/15/20	50	54,528

Corporate Bonds	Par (000)	Value

Hotels, Restaurants & Leisure — (concluded)
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14	$300	$340,366
Wyndham Worldwide Corp., 4.25%, 3/01/22	50	50,347
Yum! Brands, Inc., 5.30%, 9/15/19	100	114,919

		1,011,012
Household Durables — 0.0%
Whirlpool Corp., 8.60%, 5/01/14	100	111,334
Household Products — 0.2%
Energizer Holdings, Inc., 4.70%, 5/19/21	50	52,705
Kimberly-Clark Corp.:
6.13%, 8/01/17	200	245,002
3.63%, 8/01/20	50	54,816
The Procter & Gamble Co.:
1.80%, 11/15/15	100	103,228
2.30%, 2/06/22 (a)	250	249,570

		705,321
Independent Power Producers & Energy Traders — 0.1%
Ameren Corp., 8.88%, 5/15/14	150	167,083
Exelon Generation Co. LLC:
6.25%, 10/01/39	150	162,487
5.60%, 6/15/42 (d)	50	50,899
PPL Energy Supply LLC, 4.60%, 12/15/21	150	153,928

		534,397
Industrial Conglomerates — 0.1%
Koninklijke Philips Electronics N.V., 3.75%, 3/15/22	100	103,788
Tyco International Finance SA:
4.13%, 10/15/14	150	161,886
8.50%, 1/15/19	100	136,943
Waste Management, Inc., 4.60%, 3/01/21	100	111,227

		513,844
Insurance — 0.9%
Aflac, Inc., 2.65%, 2/15/17 (a)	250	255,777
Alleghany Corp., 4.95%, 6/27/22	50	50,946
The Allstate Corp.:
5.00%, 8/15/14	100	108,189
7.45%, 5/16/19	150	192,087
5.20%, 1/15/42	50	56,155
American International Group, Inc.:
4.25%, 9/15/14	100	103,633
4.88%, 9/15/16	150	159,110
3.80%, 3/22/17	100	101,939
8.25%, 8/15/18	100	120,719
8.18%, 5/15/38 (e)	175	189,875
Aon Corp., 3.13%, 5/27/16	50	52,095
AXA SA, 8.60%, 12/15/30	50	53,481
Berkshire Hathaway Finance Corp.:
5.10%, 7/15/14	100	108,810
4.40%, 5/15/42	100	102,571
Berkshire Hathaway, Inc., 1.90%, 1/31/17	100	101,978
CNA Financial Corp., 5.75%, 8/15/21	100	109,881
Genworth Financial, Inc., 7.70%, 6/15/20	50	49,328
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	100	96,723

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Insurance — (concluded)
Lincoln National Corp.:
4.85%, 6/24/21	$50	$52,369
4.20%, 3/15/22	100	99,917
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	50	54,444
MetLife, Inc.:
5.00%, 6/15/15	100	109,940
4.75%, 2/08/21	200	222,644
6.40%, 12/15/36	100	98,027
The Progressive Corp., 3.75%, 8/23/21 (a)	50	53,971
Prudential Financial, Inc.:
3.00%, 5/12/16	150	154,289
5.38%, 6/21/20	350	387,305
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	128,128
Willis Group Holdings Plc, 4.13%, 3/15/16	200	209,082
XL Group Ltd., 5.75%, 10/01/21	100	110,631

		3,694,044
Internet Software & Services — 0.0%
eBay, Inc., 3.25%, 10/15/20	50	52,378
Google, Inc., 3.63%, 5/19/21	25	27,686

		80,064
IT Services — 0.2%
Fiserv, Inc., 6.80%, 11/20/17	50	59,636
International Business Machines Corp.:
0.55%, 2/06/15	250	248,378
2.00%, 1/05/16	150	154,879
1.88%, 5/15/19	250	252,657
2.90%, 11/01/21	100	104,750
The Western Union Co., 6.20%, 11/17/36	25	26,609

		846,909
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20	100	117,317
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/14	25	25,549
2.25%, 8/15/16	50	51,710

		194,576
Machinery — 0.1%
Caterpillar, Inc.:
5.70%, 8/15/16	100	117,816
3.90%, 5/27/21	50	55,677
5.20%, 5/27/41	100	121,284
Danaher Corp., 3.90%, 6/23/21	50	55,702
Deere & Co., 3.90%, 6/09/42	50	49,675
Illinois Tool Works, Inc., 4.88%, 9/15/41	50	56,958
Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	50	60,896
Joy Global, Inc., 5.13%, 10/15/21	50	54,890

		572,898
Media — 1.2%
CBS Corp.:
7.88%, 7/30/30	75	96,378
4.85%, 7/01/42	75	73,407
Cintas Corp. No 2, 4.30%, 6/01/21	25	27,217

Corporate Bonds	Par (000)	Value

Media — (concluded)
Comcast Corp.:
5.15%, 3/01/20 (a)	$350	$406,310
6.45%, 3/15/37	200	243,220
4.65%, 7/15/42	150	150,069
COX Communications, Inc., 5.50%, 10/01/15	100	112,584
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	150	150,967
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,:
3.13%, 2/15/16	100	104,180
3.50%, 3/01/16	250	263,685
Discovery Communications LLC:
4.38%, 6/15/21	50	54,294
4.95%, 5/15/42	50	52,182
NBC Universal Media LLC:
3.65%, 4/30/15	250	265,608
4.38%, 4/01/21	100	110,013
News America, Inc.:
4.50%, 2/15/21	100	109,635
6.20%, 12/15/34	100	113,771
6.15%, 2/15/41	150	175,404
Omnicom Group, Inc., 3.63%, 5/01/22	125	127,013
TCI Communications, Inc., 8.75%, 8/01/15 (a)	50	61,006
Thomson Reuters Corp., 6.50%, 7/15/18	250	308,450
Time Warner Cable, Inc.:
7.50%, 4/01/14	250	277,173
4.13%, 2/15/21	100	106,137
6.55%, 5/01/37	150	177,873
6.75%, 6/15/39	50	60,939
Time Warner, Inc.:
8.25%, 4/01/19	150	196,005
4.88%, 3/15/20 (a)	250	281,435
7.70%, 5/01/32	250	326,459
Viacom, Inc.:
3.13%, 6/15/22	150	150,189
6.75%, 10/05/37	50	63,509
The Walt Disney Co.:
0.88%, 12/01/14	250	251,543
3.75%, 6/01/21	50	54,919
WPP Finance 2010, 4.75%, 11/21/21	100	104,935

		5,056,509
Metals & Mining — 0.7%
Alcoa, Inc.:
5.55%, 2/01/17 (a)	200	218,318
5.90%, 2/01/27	100	98,936
ArcelorMittal:
3.75%, 2/25/15	200	202,736
3.75%, 8/05/15 (a)	150	150,831
3.75%, 3/01/16 (a)	150	148,968
6.75%, 3/01/41	100	93,339
Barrick Gold Corp.:
2.90%, 5/30/16	250	262,237
3.85%, 4/01/22	100	103,532
Barrick North America Finance LLC, 5.70%, 5/30/41	50	56,508
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	100,687
2.88%, 2/24/22	250	252,625

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Metals & Mining — (concluded)
Cliffs Natural Resources, Inc., 4.88%, 4/01/21	$50	$49,107
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17 (a)	100	98,595
3.55%, 3/01/22	50	49,194
Newmont Mining Corp.:
3.50%, 3/15/22	50	49,350
4.88%, 3/15/42	50	48,755
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	51,963
4.13%, 5/20/21	150	164,900
Rio Tinto Finance USA Plc:
1.13%, 3/20/15	250	250,562
4.75%, 3/22/42 (a)	100	111,897
Southern Copper Corp., 6.75%, 4/16/40	100	105,896
Teck Resources Ltd.:
10.25%, 5/15/16	100	111,625
3.00%, 3/01/19	100	99,341
4.75%, 1/15/22	50	53,725
5.20%, 3/01/42	50	47,906
Vale Overseas Ltd., 6.88%, 11/21/36	200	231,991

		3,213,524
Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42 (a)	150	159,869
Dominion Resources, Inc., 4.90%, 8/01/41	50	56,508
Nisource Finance Corp., 5.95%, 6/15/41	50	55,880
Pacific Gas & Electric Co., 6.05%, 3/01/34	250	315,047
San Diego Gas & Electric Co., 4.30%, 4/01/42	100	111,592
SCANA Corp., 4.13%, 2/01/22	100	100,904

		799,800
Multiline Retail — 0.1%
Kohl’s Corp., 4.00%, 11/01/21 (a)	50	51,968
Nordstrom, Inc., 4.00%, 10/15/21 (a)	100	109,681
Target Corp.:
2.90%, 1/15/22	150	153,265
7.00%, 1/15/38	100	140,473

		455,387
Office Electronics — 0.1%
Xerox Corp.:
4.25%, 2/15/15	250	265,064
5.63%, 12/15/19	100	112,701

		377,765
Oil, Gas & Consumable Fuels — 2.7%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	50	59,028
Anadarko Petroleum Corp.:
6.38%, 9/15/17	250	290,408
6.45%, 9/15/36	100	115,613
Apache Corp., 6.00%, 1/15/37	100	126,372
BP Capital Markets Plc:
3.63%, 5/08/14	100	104,822
3.20%, 3/11/16	100	106,361
1.85%, 5/05/17	250	252,486
4.74%, 3/11/21	50	57,230
Canadian Natural Resources Ltd.:
1.45%, 11/14/14	50	50,610
3.45%, 11/15/21	100	103,646
6.25%, 3/15/38	50	61,255

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels — (continued)
Cenovus Energy, Inc., 5.70%, 10/15/19	$150	$176,725
ConocoPhillips:
4.60%, 1/15/15 (a)	200	218,959
6.50%, 2/01/39	150	207,721
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	137,184
Devon Energy Corp.:
1.88%, 5/15/17	250	250,044
4.00%, 7/15/21 (a)	150	162,588
4.75%, 5/15/42	50	52,468
Ecopetrol SA, 7.63%, 7/23/19	100	126,000
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	216,386
Enbridge Energy Partners LP, 4.20%, 9/15/21 (a)	100	105,781
Encana Corp., 3.90%, 11/15/21	200	197,828
Energy Transfer Partners LP:
9.70%, 3/15/19	44	56,418
5.20%, 2/01/22	250	267,728
Ensco Plc, 4.70%, 3/15/21	100	108,924
Enterprise Products Operating LLC:
5.60%, 10/15/14	200	219,207
5.95%, 2/01/41	150	169,629
EOG Resources, Inc.:
2.50%, 2/01/16	50	52,050
5.63%, 6/01/19	150	179,978
EQT Corp., 4.88%, 11/15/21	50	51,072
Hess Corp.:
8.13%, 2/15/19	200	257,437
5.60%, 2/15/41	50	53,058
Husky Energy, Inc., 3.95%, 4/15/22	150	152,919
Kinder Morgan Energy Partners LP:
3.95%, 9/01/22	225	227,950
6.50%, 2/01/37	100	112,551
Marathon Oil Corp., 5.90%, 3/15/18	100	117,063
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	262,060
5.13%, 3/01/21	50	55,980
MidAmerican Energy Holdings Co., 6.13%, 4/01/36	250	312,811
Nabors Industries, Inc., 5.00%, 9/15/20	50	53,353
Nexen, Inc., 6.40%, 5/15/37	100	105,968
Noble Energy, Inc., 4.15%, 12/15/21	150	157,732
Noble Holding International Ltd.:
2.50%, 3/15/17	150	152,322
5.25%, 3/15/42	50	49,570
Occidental Petroleum Corp., 4.10%, 2/01/21	50	56,056
ONEOK Partners LP, 6.13%, 2/01/41	50	56,379
Pemex Project Funding Master Trust, 5.75%, 3/01/18	100	113,000
Petrobras International Finance Co.:
2.88%, 2/06/15	100	101,500
3.50%, 2/06/17	500	513,242
5.75%, 1/20/20	400	437,551
Petrohawk Energy Corp., 7.88%, 6/01/15	50	51,978
Petroleos Mexicanos:
4.88%, 1/24/22 (d)	400	432,000
6.50%, 6/02/41	50	58,375
5.50%, 6/27/44 (d)	100	102,250

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels — (concluded)
Phillips 66:
1.95%, 3/05/15 (d)	$250	$251,790
5.88%, 5/01/42 (d)	100	107,649
Pioneer Natural Resources Co., 3.95%, 7/15/22	50	50,121
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 6/01/42	50	52,836
Sempra Energy:
2.00%, 3/15/14	100	101,564
2.30%, 4/01/17	250	256,212
Shell International Finance BV:
3.10%, 6/28/15	150	160,031
4.38%, 3/25/20	100	116,447
6.38%, 12/15/38	50	70,755
5.50%, 3/25/40	50	64,928
Southwestern Energy Co., 4.10%, 3/15/22 (d)	100	101,354
Statoil ASA, 5.10%, 8/17/40	100	118,332
Suncor Energy, Inc., 6.50%, 6/15/38	100	119,088
Talisman Energy, Inc.:
3.75%, 2/01/21	50	50,108
5.50%, 5/15/42	50	51,359
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	119,349
Total Capital International SA, 1.50%, 2/17/17	100	100,396
TransCanada PipeLines Ltd.:
0.88%, 3/02/15	100	99,819
6.20%, 10/15/37	200	257,951
Valero Energy Corp., 6.13%, 2/01/20	150	173,184
Weatherford International Ltd.:
6.00%, 3/15/18	150	171,019
5.13%, 9/15/20	50	53,677
5.95%, 4/15/42	50	52,595
The Williams Cos., Inc., 7.88%, 9/01/21	31	39,151
Williams Partners LP:
3.80%, 2/15/15	150	157,797
4.00%, 11/15/21	250	259,693

		11,434,831
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22 (d)	50	51,114
Georgia-Pacific LLC, 8.88%, 5/15/31	25	35,245
International Paper Co.:
7.95%, 6/15/18	225	283,529
7.50%, 8/15/21	100	127,554

		497,442
Pharmaceuticals — 0.8%
Abbott Laboratories:
5.60%, 11/30/17	150	181,358
4.13%, 5/27/20	50	56,591
5.30%, 5/27/40	100	122,172
Aristotle Holding, Inc.:
3.50%, 11/15/16 (d)	100	105,286
4.75%, 11/15/21 (d)	50	55,329
AstraZeneca Plc:
5.90%, 9/15/17	100	120,137
6.45%, 9/15/37	100	135,397
Eli Lilly & Co., 5.50%, 3/15/27	50	62,459

Corporate Bonds	Par (000)	Value
Pharmaceuticals — (concluded)

Express Scripts Holding Co., 2.65%, 2/15/17 (d)	$350	$356,079
GlaxoSmithKline Capital Plc:
0.75%, 5/08/15	150	149,983
2.85%, 5/08/22	150	152,581
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	100	120,883
6.38%, 5/15/38	50	68,753
Johnson & Johnson:
2.15%, 5/15/16	100	104,651
4.50%, 9/01/40	100	117,473
Merck & Co., Inc.:
3.88%, 1/15/21	250	281,155
5.95%, 12/01/28	100	131,013
Novartis Capital Corp., 4.40%, 4/24/20	100	115,769
Pfizer, Inc.:
5.35%, 3/15/15	100	111,807
7.20%, 3/15/39	200	303,647
Pharmacia Corp., 6.50%, 12/01/18	150	190,173
Sanofi, 1.20%, 9/30/14	300	303,400
Teva Pharmaceutical Finance Co. BV, 2.40%, 11/10/16	200	206,641

		3,552,737
Real Estate — 0.2%
Boston Properties LP, 3.70%, 11/15/18	200	208,979
Simon Property Group LP:
5.25%, 12/01/16	50	56,196
2.80%, 1/30/17	100	102,941
2.15%, 9/15/17	200	199,694
3.38%, 3/15/22	100	100,442
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/01/22	100	100,692

		768,944
Real Estate Investment Trusts (REITs) — 0.2%
ERP Operating LP, 4.75%, 7/15/20	100	110,005
HCP, Inc., 6.00%, 1/30/17	100	112,034
Health Care REIT, Inc.:
4.13%, 4/01/19	200	203,151
5.25%, 1/15/22	50	53,038
ProLogis LP:
6.25%, 3/15/17	50	56,829
6.63%, 5/15/18	150	173,014

		708,071
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
5.40%, 6/01/41	50	57,173
4.40%, 3/15/42	150	151,049
Canadian National Railway Co., 1.45%, 12/15/16	50	50,277
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	28,481
CSX Corp.:
3.70%, 10/30/20	100	105,419
4.75%, 5/30/42	100	103,105
Norfolk Southern Corp.:
7.70%, 5/15/17	150	189,485
3.00%, 4/01/22	250	252,887

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Road & Rail — (concluded)
Union Pacific Corp.:
4.16%, 7/15/22	$100	$111,409
4.30%, 6/15/42	50	50,357

		1,099,642
Semiconductors & Semiconductor Equipment — 0.1%
Altera Corp., 1.75%, 5/15/17	200	201,480
Applied Materials, Inc., 5.85%, 6/15/41	50	60,335
Intel Corp., 4.80%, 10/01/41	50	57,262
Texas Instruments, Inc., 1.38%, 5/15/14	50	50,552

		369,629
Software — 0.2%
Microsoft Corp.:
3.00%, 10/01/20	50	54,335
5.30%, 2/08/41	100	127,934
Oracle Corp.:
5.75%, 4/15/18	150	181,994
3.88%, 7/15/20	100	111,951
5.38%, 7/15/40	150	183,785
Symantec Corp., 2.75%, 6/15/17	150	150,673

		810,672
Specialty Retail — 0.2%
AutoZone, Inc., 3.70%, 4/15/22	50	51,500
The Home Depot, Inc.:
4.40%, 4/01/21	150	173,135
5.88%, 12/16/36	100	128,022
Lowe’s Cos., Inc.:
1.63%, 4/15/17 (a)	200	201,483
4.63%, 4/15/20 (a)	100	112,970
3.12%, 4/15/22	100	102,323
4.65%, 4/15/42	50	53,095
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	25	28,816
3.88%, 1/15/22	150	157,706

		1,009,050
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	106,622
Tobacco — 0.3%
Altria Group, Inc.:
9.70%, 11/10/18	100	138,377
9.25%, 8/06/19	200	277,857
10.20%, 2/06/39	100	162,672
Lorillard Tobacco Co., 6.88%, 5/01/20	100	118,256
Philip Morris International, Inc.:
1.63%, 3/20/17 (a)	250	252,655
4.13%, 5/17/21	50	55,751
4.50%, 3/20/42	50	53,174

		1,058,742
Transportation Infrastructure — 0.0%
Ryder System, Inc., 2.50%, 3/01/17	150	151,352
Water Utilities — 0.0%
United Utilities Plc, 5.38%, 2/01/19	50	53,294
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV:
2.38%, 9/08/16	250	256,475
5.00%, 3/30/20	200	227,129

Corporate Bonds	Par (000)	Value

Wireless Telecommunication Services — (concluded)
American Tower Corp.:
5.05%, 9/01/20	$25	$26,259
4.70%, 3/15/22	100	102,659
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/01/14	250	267,633
Vodafone Group Plc:
1.63%, 3/20/17	250	250,043
7.88%, 2/15/30	100	141,397

		1,271,595
Total Corporate Bonds — 22.3%		96,050,929

Foreign Agency Obligations
Asian Development Bank:
2.75%, 5/21/14	200	208,914
1.75%, 3/21/19	400	410,461
Brazilian Government International Bond:
8.00%, 1/15/18	167	194,167
4.88%, 1/22/21 (a)	500	578,250
5.63%, 1/07/41	300	367,950
Canada Government International Bond, 2.38%, 9/10/14	250	260,908
Colombia Government International Bond:
4.38%, 7/12/21	250	280,750
7.38%, 9/18/37	100	147,700
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	249,763
Hydro Quebec, 2.00%, 6/30/16	350	362,349
Inter-American Development Bank:
3.00%, 4/22/14	250	261,369
1.38%, 10/18/16	250	255,695
Italian Republic:
4.50%, 1/21/15	500	504,127
6.88%, 9/27/23	100	101,440
Japan Bank for International Cooperation, 2.13%, 2/07/19	200	203,749
KFW:
3.50%, 3/10/14	100	104,972
1.00%, 1/12/15	750	757,012
1.25%, 10/26/15	250	253,984
2.63%, 2/16/16 (a)	100	106,193
1.25%, 2/15/17	750	758,088
Mexico Government International Bond:
8.13%, 12/30/19	100	134,000
5.13%, 1/15/20	100	117,250
3.63%, 3/15/22 (a)	300	318,450
6.75%, 9/27/34	150	204,750
4.75%, 3/08/44	200	215,500
Panama Government International Bond:
5.20%, 1/30/20	100	116,750
6.70%, 1/26/36	100	135,000
Peruvian Government International Bond, 8.75%, 11/21/33	191	313,240
Poland Government International Bond:
3.88%, 7/16/15	100	105,580
6.38%, 7/15/19	250	294,460

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value

Province of British Columbia Canada, 2.85%, 6/15/15	$150	$159,501
Province of Manitoba Canada, 1.38%, 4/28/14	250	254,366
Province of Nova Scotia Canada, 2.38%, 7/21/15	200	209,148
Province of Ontario Canada:
4.10%, 6/16/14	250	266,740
2.30%, 5/10/16	100	104,325
4.40%, 4/14/20 (a)	200	232,507
Province of Quebec Canada, 5.00%, 3/01/16	350	400,170
Republic of Korea, 5.75%, 4/16/14	250	269,222
South Africa Government International Bond, 4.67%, 1/17/24	200	216,500
Total Foreign Agency Obligations — 2.4%		10,435,300

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.8%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AM, 5.91%, 6/11/40 (e)	700	738,195
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	666,431
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, 5.42%, 5/15/36 (e)	500	532,007
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A, 4.97%, 7/10/45 (e)	1,000	1,099,602
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49	350	387,853
Series 2007-GG9, Class A4, 5.44%, 3/10/39	200	221,866
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (e)	300	332,944
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2005-LDP1, Class A4, 5.04%, 3/15/46 (e)	1,050	1,139,843
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	900	995,711
LB-UBS Commercial Mortgage Trust:
Series 2004-C2, Class A4, 4.37%, 3/15/36	500	522,790
Series 2006-C4, Class AM, 6.09%, 6/15/38 (e)	475	502,083
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 6.10%, 2/15/51 (e)	474	498,610

		7,637,935
Total Non-Agency Mortgage-Backed Securities — 1.8%		7,637,935

Preferred Securities	Par (000)	Value

Capital Trusts — 0.0%
Insurance — 0.0%
Chubb Corp. (The), 6.00%, 5/11/37	$50	$64,190

	Shares
Trust Preferred — 0.0%
Diversified Financial Services — 0.0%
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	75	75,000
Total Preferred Securities — 0.0%		139,190

Taxable Municipal Bonds	Par (000)
Bay Area Toll Authority, 7.04%, 4/01/41	$100	142,532
Chicago Transit Authority, Series A, 6.90%, 12/01/40	100	117,871
City of New York, Series G, 5.97%, 3/01/36	100	124,221
City of San Antonio TX, 4.43%, 2/01/42	100	110,776
Commonwealth of Massachusetts, 5.46%, 12/01/39	100	125,424
County of Sonoma CA, 6.00%, 12/01/29	100	112,912
Los Angeles Community College District, GO, Unlimited, Build America Bonds, 6.75%, 8/01/49	50	67,853
Los Angeles Unified School District, 6.76%, 7/01/34	150	194,469
Massachusetts School Building Authority, 5.72%, 8/15/39	100	128,228
Metropolitan Transportation Authority, RB, Build America Bonds, 6.69%, 11/15/40	50	64,537
Metropolitan Water Reclamation District of Greater Chicago, 5.72%, 12/01/38	150	189,549
New Jersey Economic Development Authority, 7.43%, 2/15/29	200	245,308
New Jersey State Turnpike Authority, RB:
4.25%, 1/01/16	155	160,575
7.41%, 1/01/40	100	146,338
New York City Municipal Water Finance Authority, 5.95%, 6/15/41	100	131,779
Ohio State Water Development Authority, Water Pollution Control, RB, Build America Bonds, 4.88%, 12/01/34	100	113,419
Port Authority of New York & New Jersey, 5.86%, 12/01/24	100	127,431
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	100	140,496
Santa Clara Valley Transportation Authority, 5.88%, 4/01/32	100	123,354
State of California:
7.55%, 4/01/39	175	226,709
7.60%, 11/01/40	200	258,194
State of Connecticut, 5.09%, 10/01/30	150	170,160

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value

State of Illinois, GO, Unlimited:
5.67%, 3/01/18	$200	$221,494
5.10%, 6/01/33	200	188,808
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39	100	130,079
State of Washington, 5.48%, 8/01/39	100	125,362
Texas Transportation Commission, 5.18%, 4/01/30	100	122,045
Total Taxable Municipal Bonds — 0.9%		4,009,923

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.2%
Fannie Mae:
0.50%, 9/19/14	1,000	1,000,842
0.50%, 7/02/15	2,000	1,997,528
0.65%, 8/28/14	600	600,356
1.13%, 4/27/17 (a)	2,310	2,331,682
1.63%, 10/26/15 (a)	350	362,534
2.38%, 7/28/15	600	633,121
2.75%, 2/05/14	300	311,806
4.63%, 10/15/13	900	949,980
6.63%, 11/15/30 (a)	149	226,054
Federal Home Loan Banks:
0.38%, 11/27/13	1,500	1,500,990
0.38%, 1/29/14 (a)	3,300	3,301,284
5.50%, 8/13/14	425	471,155
5.50%, 7/15/36	100	134,887
Financing Corp., 8.60%, 9/26/19	200	292,539
Freddie Mac:
0.38%, 10/30/13	1,000	1,002,448
0.38%, 11/27/13	2,160	2,161,676
0.50%, 4/17/15 (a)	900	900,057
1.75%, 5/30/19	420	429,584
2.00%, 8/25/16	750	788,072
2.38%, 1/13/22	420	431,027
4.50%, 1/15/14	700	744,402
4.88%, 6/13/18	250	302,770
6.25%, 7/15/32	395	587,577
6.75%, 3/15/31	250	383,620
Tennessee Valley Authority, 6.25%, 12/15/17	400	508,303

		22,354,294
Mortgage-Backed Securities — 32.1%
Fannie Mae Mortgage Backed Securities:
2.75%, 8/01/41 (e)	244	254,162
3.00%, 1/01/27—7/01/27 (f)	2,979	3,122,086
3.19%, 11/01/40 (e)	130	136,501
3.50%, 2/01/26—7/01/42 (f)	11,446	12,075,057
4.00%, 10/01/25—7/01/42 (f)	11,722	12,482,101
4.50%, 5/01/24—7/01/42 (f)	16,251	17,442,805
5.00%, 1/01/19—9/01/41 (f)	9,803	10,619,613
5.50%, 6/01/25—7/01/42 (f)	6,645	7,264,475
6.00%, 3/01/34—7/01/42 (f)	8,625	9,495,287
6.50%, 7/01/32	501	573,730
7.00%, 2/01/32	111	131,686
Freddie Mac Mortgage Backed Securities:
3.00%, 7/01/27 (f)	1,500	1,568,203
3.26%, 8/01/41 (e)	171	179,488

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities — (concluded)
3.50%, 7/01/27—7/01/42 (f)	$3,600	$3,781,672
3.69%, 9/01/40 (e)	186	196,385
4.00%, 5/01/19—7/01/42 (f)	5,973	6,333,910
4.50%, 4/01/18—7/01/42 (f)	10,600	11,364,859
5.00%, 10/01/18—7/01/42 (f)	5,301	5,705,658
5.06%, 7/01/38 (e)	251	267,060
5.50%, 6/01/35—7/01/42 (f)	3,732	4,066,313
6.00%, 7/01/42 (f)	1,000	1,096,563
6.50%, 6/01/31	147	167,953
8.00%, 12/01/24	362	432,439
Ginnie Mae Mortgage Backed Securities:
3.50%, 4/20/42—7/01/42 (f)	3,997	,272,174
4.00%, 3/15/41—7/01/42 (f)	6,420	7,013,409
4.50%, 7/15/39—7/01/42 (f)	8,440	9,265,907
5.00%, 11/15/39—7/01/42 (f)	6,119	6,746,713
5.50%, 12/15/32—7/01/42 (f)	1,263	1,402,199
6.00%, 3/15/35—10/15/37	229	258,760
6.50%, 9/15/36	371	427,458
7.50%, 12/15/23	419	457,449

		138,602,075
Total U.S. Government Sponsored Agency Securities — 37.3%		160,956,369

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/17	500	691,680
8.75%, 5/15/20 (a)	500	782,227
8.75%, 8/15/20 (a)	400	630,875
6.25%, 8/15/23 (a)	450	653,625
7.63%, 2/15/25 (a)	375	613,828
6.13%, 11/15/27 (a)	780	1,178,653
6.25%, 5/15/30	1,100	1,736,282
5.38%, 2/15/31 (a)	350	510,016
4.50%, 2/15/36 (a)	966	1,297,459
3.50%, 2/15/39	3,300	3,818,721
4.25%, 5/15/39	25	32,652
4.38%, 11/15/39	300	399,609
4.63%, 2/15/40 (a)	730	1,009,795
4.38%, 5/15/40	250	333,164
3.88%, 8/15/40	360	443,194
4.25%, 11/15/40	1,428	1,868,003
4.75%, 2/15/41 (a)	200	282,500
4.38%, 5/15/41	610	814,731
3.75%, 8/15/41 (a)	1,550	1,869,204
3.13%, 11/15/41 (a)	400	430,000
3.13%, 2/15/42	5,350	5,746,232
U.S. Treasury Notes:
3.13%, 8/31/13	10,700	11,054,020
0.13%, 9/30/13 (a)	4,500	4,491,387
2.75%, 10/31/13	1,423	1,469,303
0.25%, 11/30/13 (a)	4,500	4,497,012
0.25%, 1/31/14	2,150	2,148,069
4.75%, 5/15/14	2,525	2,732,919
0.25%, 5/31/14	11,000	10,986,250
0.75%, 6/15/14	1,350	1,361,179
0.50%, 8/15/14	1,750	1,755,878
2.38%, 8/31/14 (a)	950	991,414
0.50%, 10/15/14 (a)	1,500	1,505,274

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bonds (concluded)
0.38%, 11/15/14 (a)	$1,250	$1,250,684
0.25%, 12/15/14	2,550	2,543,426
0.25%, 1/15/15 (a)	700	697,976
0.25%, 2/15/15	1,750	1,743,847
2.50%, 4/30/15	2,690	2,847,408
0.25%, 5/15/15 (a)	16,000	15,930,000
1.88%, 6/30/15	1,000	1,042,656
1.75%, 7/31/15	750	779,707
1.25%, 9/30/15 (a)	900	922,219
2.00%, 1/31/16	400	420,875
4.50%, 2/15/16 (a)	1,200	1,370,719
2.13%, 2/29/16	600	634,547
2.00%, 4/30/16	1,679	1,770,821
5.13%, 5/15/16 (a)	250	293,457
1.50%, 6/30/16	500	517,969
1.50%, 7/31/16	550	569,809
4.63%, 11/15/16	250	292,598
2.75%, 11/30/16	850	927,230
0.88%, 12/31/16	250	252,246
0.88%, 1/31/17	800	806,938
4.63%, 2/15/17	650	765,781
0.88%, 2/28/17	1,950	1,966,910
0.63%, 5/31/17 (a)	13,500	13,437,779
2.50%, 6/30/17	2,290	2,486,081
4.75%, 8/15/17	375	449,853
1.88%, 8/31/17	370	390,350
4.25%, 11/15/17	275	324,328
2.75%, 2/28/18 (a)	1,300	1,434,774
4.00%, 8/15/18	500	591,640
1.38%, 9/30/18	600	614,250
1.75%, 10/31/18	250	261,582
1.38%, 12/31/18 (a)	1,030	1,053,014
1.25%, 1/31/19 (a)	1,200	1,216,500
1.38%, 2/28/19 (a)	10,500	10,721,487
1.25%, 4/30/19	2,800	2,831,063
1.13%, 5/31/19	1,130	1,132,212
3.38%, 11/15/19	1,100	1,272,648
3.63%, 2/15/20	500	588,164
2.63%, 8/15/20 (a)	750	825,410
3.63%, 2/15/21 (a)	110	129,869
2.13%, 8/15/21 (a)	450	472,992
2.00%, 11/15/21 (a)	1,350	1,399,676
1.75%, 5/15/22 (a)	4,400	4,435,750
Total U.S. Treasury Obligations — 35.3%		152,552,400
Total Long-Term Investments (Cost — $423,389,045) — 100.2%		432,763,863

Short-Term Securities	Shares	Value

Money Market Funds — 40.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(g)(h)	156,635,723	$156,635,723
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(g)(h)	17,797,212	17,797,212

		174,432,935
Total Short-Term Securities (Cost — $174,432,935) — 40.4%		174,432,935
Total Investments Before TBA Sale Commitments (Cost — $597,821,980*) — 140.6%		607,196,798
TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage Backed Securities:
4.50%, 5/01/24- 7/01/42	$4,000	(4,275,000)
Freddie Mac Mortgage Backed Securities
4.50%, 4/01/18-7/01/42	2,000	(2,128,750)
Ginnie Mae Mortgage Backed Securities:
3.50%, 4/20/42- 7/01/42	700	(746,922)
Total TBA Sale Commitments (Proceeds — $7,182,303) — (1.7)%		(7,150,672)
Total Investments Net of Outstanding TBA Sale Commitments — 138.9%		600,046,126
Liabilities in Excess of Other Assets — (38.9)%		(175,212,657)

Net Assets — 100.0%		$431,984,141

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$597,821,980

Gross unrealized appreciation	9,752,663
Gross unrealized depreciation	(377,845)

Net unrealized appreciation	$9,374,818

(a)	Security, or a portion of security, is on loan.

(b)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	27

Schedule of Investments (continued)	Bond Index Master Portfolio

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at December 31, 2011	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at June 30, 2012	Value at June 30, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	25,385,409	131,250,314	[1]	—	156,635,723	$156,635,723	$59,986
BlackRock Cash Funds:
Prime, SL Agency Shares	5,275,209	12,522,003	[1]	—	17,797,212	$17,797,212	$4,442
PNC Funding Corp.,
5.63%, 2/01/17	150	—		—	150	$166,899	$4,219
3.30%, 3/08/22	—	150		—	150	$152,971	$353

[1]	Represents net shares purchased.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$3,279,844	$(8,906)
Barclays Plc	$9,212,688	$23,281
BNP Paribas SA	$5,948,266	$41,250
Citigroup, Inc.	$9,344,219	$(18,906)
Credit Suisse Group AG	$10,808,438	$47,188
Deutsche Bank AG	$8,743,438	$5,831
Goldman Sachs Group, Inc.	$4,813,047	$6,378
JPMorgan Chase & Co.	$7,547,516	$10,276
Morgan Stanley	$1,783,406	$9,961
Nomura Trust and Banking Co., Ltd.	$1,062,656	$781
R.B.C. Dominion Securities	$1,107,656	$(3,945)
Royal Bank of Scotland Group Plc	$21,415,000	$64,239
UBS AG	$1,056,563	$2,214

(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

(h)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term[1]:
Asset-Backed Securities	—	$981,817	—	$981,817
Corporate Bonds	—	96,050,929	—	96,050,929
Foreign Agency Obligations	—	10,435,300	—	10,435,300
Non-Agency Mortgage- Backed Securities	—	7,637,935	—	7,637,935
Preferred Securities	—	139,190	—	139,190
Taxable Municipal Bonds	—	4,009,923	—	4,009,923
U.S. Government Sponsored Agency Securities	—	160,956,369	—	160,956,369
U.S. Treasury Obligations	—	152,552,400	—	152,552,400

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Schedule of Investments (concluded)	Bond Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Money Market Funds	$174,432,935	—	—	$174,432,935
Liabilities:
TBA Sale Commitments	—	$(7,150,672)	—	(7,150,672)

Total	$174,432,935	$425,613,191	—	$600,046,126

[1]	See above Schedule of Investments for values in each sector and industry.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $82,718,339 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	29

Statement of Assets and Liabilities	Bond Index Master Portfolio

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $80,655,304) (cost — $423,087,291)	$432,443,993
Investments at value — affiliated (cost — $174,734,689)	174,752,805
TBA sale commitments receivable	7,182,303
Contributions receivable from investors	5,257,784
Investments sold receivable	519,826
Securities lending income receivable — affiliated	8,247
Interest receivable	2,341,334

Total assets	622,506,292

Liabilities
Collateral on securities loaned at value	82,718,339
Investments purchased payable	100,606,352
TBA sale commitments at value	7,150,672
Investment advisory fees payable	24,464
Professional fees payable	21,339
Trustees’ fees payable	985

Total liabilities	190,522,151

Net Assets	$431,984,141

Net Assets Consist of
Investors’ capital	$422,609,323
Net unrealized appreciation/depreciation	9,374,818

Net Assets	$431,984,141

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Statement of Operations	Bond Index Master Portfolio

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Securities lending — affiliated	$20,645
Income — affiliated	48,355
Interest	2,417,091

Total income	2,486,091

Expenses
Investment advisory	85,334
Professional	17,507
Trustees	2,918

Total expenses	105,759
Less fees waived by advisor	(20,425)

Total expenses after fees waived	85,334

Net investment income	2,400,757

Realized and Unrealized Gain
Net realized gain from investments — unaffiliated	462,397
Net change in unrealized appreciation/depreciation on investments	1,900,771

Total realized and unrealized gain	2,363,168

Net Increase in Net Assets Resulting from Operations	$4,763,925

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	31

Statements of Changes in Net Assets	Bond Index Master Portfolio

Increase in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$2,400,757	$3,598,436
Net realized gain	462,397	830,872
Net change in unrealized appreciation/depreciation	1,900,771	3,730,381

Net increase in net assets resulting from operations	4,763,925	8,159,689

Capital Transactions
Proceeds from contributions	308,313,307	36,757,406
Value of withdrawals	(8,577,538)	(15,921,683)

Net increase in net assets derived from capital transactions	299,735,769	20,835,723

Net Assets
Total increase in net assets	304,499,694	28,995,412
Beginning of period	127,484,447	98,489,035

End of period	$431,984,141	$127,484,447

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Financial Highlights	Bond Index Master Portfolio

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007

Total Investment Return
Total investment return	2.37%	[1]	7.67%		6.94%		5.36%		6.06%	7.31%

Ratios to Average Net Assets
Total expenses	0.10%	[2]	0.13%		0.10%		0.09%		0.10%	0.11%

Total expenses after fees waived	0.08%	[2]	0.08%		0.08%		0.08%		0.08%	0.08%

Net investment income	2.25%	[2]	3.36%		3.80%		4.20%		4.99%	5.15%

Supplemental Data
Net assets, end of period (000)	$431,984		$127,484		$98,489		$156,465		$133,478	$119,907

Portfolio turnover	167%		122%	[3]	59%	[4]	103%	[5]	89%	61%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 54%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	33

Notes to Financial Statements (Unaudited)	Bond Index Master Portfolio

1. Organization and Significant Accounting Policies:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed

34	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	Bond Index Master Portfolio

as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls and TBA sale commitments), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income,

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	35

Notes to Financial Statements (continued)	Bond Index Master Portfolio

as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived by advisor in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activ-

36	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

ities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $11,117 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012, were $538,106,680 and $377,056,218, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2012, were $154,969,119 and $13,830,171, respectively.

4. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus

0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	37

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Bond Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Bond Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the

Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information

38	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio,

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	39

Disclosure of Investment Advisory Agreement (continued)

such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance was below its benchmark index in the one- and three-year periods reported, but that the Portfolio’s gross performance exceeded its benchmark index for the five-year period reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and three-year periods compared with its benchmark index. The Portfolio employs a stratified sampling approach to index replication. Tracking differences over the previous one- and three-year periods are primarily due to small differences in risk exposures resulting from this index replication approach.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Portfolio’s/Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Master Portfolio’s/Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

40	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Master Portfolio and the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	41

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Director of the Fund/Master Portfolio.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Fund/Master Portfolio and Benjamin Archibald became Secretary of the Fund/Master Portfolio.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Fund

400 Howard Street

San Francisco, CA 94105

42	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses [open end only], annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following:

(i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service

Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK BOND INDEX FUND	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BOND INDEX FUND	JUNE 30, 2012	45

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# BINF-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock S&P 500 Stock Fund

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”), a series of BlackRock Funds III, investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2012, the Fund returned 9.41% while the benchmark S&P 500® Index returned 9.49%. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing 75% of NYSE market capitalization and 30% of NYSE issues.

•

The return for the Fund differs from the benchmark index based on Fund expenses. The Fund invests all of its assets in S&P 500® Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Following a highly volatile 2011, financial markets began the year with relative calm as the debt situation in Europe stabilized and global liquidity conditions returned to normal, due mainly to the European Central Bank’s long-term refinancing operations. US economic indicators were positive, with particularly encouraging reports from the labor market, and the outlook for the global economy brightened. As the investment environment improved and corporate earnings continued to be strong, US equities moved boldly higher through the first two months of 2012.

•

The rally softened in March when the tone of global news flow darkened. Investors reverted to risk averse mode and heightened volatility returned to the markets as Europe’s debt problems boiled over once again. Political instability in Greece caused anxiety about whether the country would continue its membership in the euro zone. In Spain, political leaders faced severe deficit and policymaking issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian sovereign debt rose to levels deemed unsustainable. Stock markets around the world saw increased volatility as investors reacted to news from Europe where leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations.

•

Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key power house for global growth, was of particular concern. Chinese manufacturing and exports suffered due to weakening demand from larger, developed countries as consumers became more cautious in the mire of the financial situation in Europe. Many Euro-

pean countries fell into recession. In the United States, disappointing jobs reports in the second quarter dealt a crushing blow to sentiment for the US economy after the labor market had been a bright spot earlier in the year.

•

The resurgence of concerns about global growth and Europe’s debt problems drove equity prices down through April and May. In June, US stocks began a modest rebound as European leaders ramped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

•

The US economy remained strong relative to other parts of the world and year-to-date, US stocks generally outperformed international equity markets, which experienced higher levels of volatility amid global uncertainty. Telecommunications services (+16.51%) was the strongest-performing sector in the S&P 500® Index for the period. Financials (+13.72%) staged a rebound from their 2011 lows. Information technology (+13.34%), consumer discretionary (+12.95%) and health care stocks (+10.97%) also performed particularly well. Energy (-2.34%) was the only sector to finish in negative territory as falling natural gas prices hurt returns in that space.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

•

On May 16, 2012, the Board of Trustees of the Trust approved separate plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM (each a “Target Fund”) in exchange for newly issued shares of the Fund. Each Target Fund reorganization is subject to shareholder approval by the respective Target Fund’s shareholders and certain other conditions. Each Target Fund invests all of its assets in Master S&P 500 Index

4	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

BlackRock S&P 500 Stock Fund

Portfolio Management Commentary (concluded)

Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). Each reorganization is contingent on the completion of the reorganization of the Target Master Portfolio with the Master Portfolio.

Each Target Fund reorganization is not, however, contingent on the completion of the other Target Fund reorganization. If approved, each reorganization is expected to close in the fourth quarter of 2012.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Total Return Based on a $10,000 Investment

[1]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Stock Fund	9.41%	5.30%	0.14%	5.20%
S&P 500® Index	9.49	5.45	0.22	5.33

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[4]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[3]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[3]	Annualized Expense Ratio
BlackRock S&P 500 Stock Fund	$1,000	$1,094.10	$0.94	$1,000	$1,024.00	$0.91	0.18%

[3]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the expenses of both the Fund and the Master Portfolio.

[4]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	5

About Fund Performance	BlackRock S&P 500 Stock Fund

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the preceding page (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

June 30, 2012 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $330,585,235)	$335,444,580
Capital shares sold receivable	4,178,542

Total assets	339,623,122

Liabilities
Contributions payable to the Master Portfolio	3,872,986
Capital shares redeemed payable	305,556
Income dividends payable	737,244
Administration fees payable	32,590
Professional fees payable	10,844

Total liabilities	4,959,220

Net Assets	$334,663,902

Net Assets Consist of
Paid-in capital	$573,038,446
Undistributed net investment income	62,543
Accumulated net realized loss	(243,296,432)
Net unrealized appreciation/depreciation	4,859,345

Net Assets	$334,663,902

Net Asset Value
Based on net assets of $334,663,902 and 2,049,269 shares outstanding, unlimited number of shares authorized, no par value	$163.31

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	7

Statement of Operations	BlackRock S&P 500 Stock Fund

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$3,250,892
Dividends — affiliated	25,174
Securities lending — affiliated	35,794
Income — affiliated	8,854
Interest	170
Expenses	(86,926)
Fees waived	7,652

Total income	3,241,610

Expenses
Administration	204,921
Professional	9,546

Total expenses	214,467
Less fees waived by administrator	(9,546)

Total expenses after fees waived	204,921

Net investment income	3,036,689

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, redemptions-in-kind, and financial futures contracts	40,580,549
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	(21,111,552)

Total realized and unrealized gain	19,468,997

Net Increase in Net Assets Resulting from Operations	$22,505,686

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$3,036,689	$5,227,745
Net realized gain (loss)	40,580,549	(16,427,086)
Net change in unrealized appreciation/depreciation	(21,111,552)	18,093,455

Net increase in net assets resulting from operations	22,505,686	6,894,114

Dividends to Shareholders From
Net investment income	(3,071,783)	(5,150,567)
Return of capital	—	(45,376)

	(3,071,783)	(5,195,943)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	59,949,924	(24,079,131)

Net Assets
Total increase (decrease) in net assets	79,383,827	(22,380,960)
Beginning of period	255,280,075	277,661,035

End of period	$334,663,902	$255,280,075

Undistributed net investment income	$62,543	$97,637

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	9

Financial Highlights	BlackRock S&P 500 Stock Fund

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$150.57		$150.60		$133.49	$107.85	$175.47	$169.53

Net investment income	1.55	[1]	2.97	[1]	2.55 [1]	2.50 [1]	3.28	3.14
Net realized and unrealized gain (loss)	12.63		(0.05)		17.10	25.60	(67.60)	5.94

Net increase (decrease) from investment operations	14.18		2.92		19.65	28.10	(64.32)	9.08

Dividends from:
Net investment income	(1.44)		(2.92)		(2.54)	(2.46)	(3.27)	(3.14)
Return of capital	—		(0.03)		—	—	(0.03)	—

Total dividends	(1.44)		(2.95)		(2.54)	(2.46)	(3.30)	(3.14)

Net asset value, end of period	$163.31		$150.57		$150.60	$133.49	$107.85	$175.47

Total Investment Return[2]
Based on net asset value	9.41%	[3]	2.00%		14.91%	26.48%	(37.01)%	5.39%

Ratios to Average Net Assets[4]
Total expenses	0.19%	[5,6]	0.19%	[7]	0.21%	0.21%	0.21%	0.21%

Total expenses after fees waived	0.18%	[5,6]	0.18%	[7]	0.20%	0.20%	0.20%	0.20%

Net investment income	1.93%	[5,6]	1.95%	[7]	1.87%	2.20%	2.16%	1.83%

Supplemental Data
Net assets, end of period (000)	$334,664		$255,280		$277,661	$215,333	$169,425	$330,892

Portfolio turnover of the Master Portfolio	7%		5%		9%	5%	8%	7%

[1]	Based on average shares outstanding.

[2]	Where applicable, includes the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Stock Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2012 was 19.85%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reorganization: On May 16, 2012, the Board of Trustees of the Trust approved separate plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM (each a “Target Fund”) in exchange for newly issued shares of the Fund. Each Target Fund reorganization is subject to shareholder approval by the respective Target Fund’s shareholders and certain other conditions. Each Target Fund invests all of its assets in Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). Each reorganization is contingent on the completion of the reorganization of the Target Master Portfolio with the Master Portfolio. Each Target Fund reorganization is not, however, contingent on the completion of the other Target Fund reorganization. If approved, each reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.13% based on the average daily net assets of the Fund.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	11

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Capital Loss Carryforwards:

As of December 31, 2011, the Fund had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2012	$1,601,227
2013	21,068,838
2014	31,394,394
2015	18,209,355
2016	55,579,530
2017	21,080,621
2018	29,366,509
No expiration date*	17,878,617

Total	$196,179,091

*	Must be utilized prior to losses subject to expiration.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Six Months Ended June 30, 2012
	Shares	Amount

Shares sold	997,499	$163,632,600
Shares issued to shareholders in reinvestment of dividends	10,665	1,769,424
Shares redeemed	(654,276)	(105,452,100)

Net increase	353,888	$59,949,924

	Year Ended December 31, 2011
	Shares	Amount

Shares sold	452,342	$68,863,218
Shares issued to shareholders in reinvestment of dividends	30,661	4,567,355
Shares redeemed	(631,334)	(97,509,704)

Net decrease	(148,331)	$(24,079,131)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of June 30, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	3
Microsoft Corp.	2
International Business Machines Corp.	2
General Electric Co.	2
AT&T, Inc.	2
Chevron Corp.	2
Johnson & Johnson	2
Wells Fargo & Co.	1
Coca-Cola Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	14
Health Care	12
Consumer Staples	11
Consumer Discretionary	11
Energy	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	13

Schedule of Investments June 30, 2012 (Unaudited)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.4%
The Boeing Co.	99,386	$7,384,380
General Dynamics Corp. (a)	47,819	3,154,141
Goodrich Corp.	16,739	2,124,179
Honeywell International, Inc.	103,373	5,772,348
L-3 Communications Holdings, Inc.	12,887	953,767
Lockheed Martin Corp. (a)	35,325	3,076,101
Northrop Grumman Corp. (a)	33,332	2,126,248
Precision Castparts Corp.	19,296	3,173,999
Raytheon Co. (a)	44,307	2,507,333
Rockwell Collins, Inc. (a)	19,315	953,195
Textron, Inc. (a)	37,335	928,522
United Technologies Corp.	120,932	9,133,994

		41,288,207
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc. (a)	21,530	1,260,151
Expeditors International of Washington, Inc. (a)	28,275	1,095,656
FedEx Corp. (a)	41,827	3,831,771
United Parcel Service, Inc., Class B	127,323	10,027,960

		16,215,538
Airlines — 0.1%
Southwest Airlines Co.	101,558	936,365
Auto Components — 0.2%
BorgWarner, Inc. (a)(b)	15,262	1,001,034
The Goodyear Tire & Rubber Co. (b)	32,402	382,668
Johnson Controls, Inc. (a)	90,204	2,499,553

		3,883,255
Automobiles — 0.4%
Ford Motor Co.	506,291	4,855,331
Harley-Davidson, Inc.	30,670	1,402,539

		6,257,870
Beverages — 2.7%
Beam, Inc.	20,930	1,307,915
Brown-Forman Corp., Class B (a)	13,162	1,274,740
The Coca-Cola Co.	299,494	23,417,436
Coca-Cola Enterprises, Inc. (a)	39,794	1,115,824
Constellation Brands, Inc., Class A (b)	21,522	582,385
Dr Pepper Snapple Group, Inc. (a)	28,101	1,229,419
Molson Coors Brewing Co., Class B (a)	20,810	865,904
Monster Beverage Corp. (b)	20,330	1,447,496
PepsiCo, Inc. (a)	207,644	14,672,125

		45,913,244
Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (b)	25,465	2,528,675
Amgen, Inc.	103,277	7,543,352
Biogen Idec, Inc. (b)	31,777	4,587,963
Celgene Corp. (b)	58,424	3,748,484
Gilead Sciences, Inc. (b)	100,554	5,156,409

		23,564,883
Building Products — 0.0%
Masco Corp. (a)	47,341	656,620
Capital Markets — 1.8%
Ameriprise Financial, Inc.	29,086	1,520,034
The Bank of New York Mellon Corp. (a)	158,472	3,478,460
BlackRock, Inc. (c)	17,008	2,888,299
The Charles Schwab Corp. (a)	143,892	1,860,524

Common Stocks	Shares	Value

Capital Markets (concluded)
E*TRADE Financial Corp. (b)	33,642	$270,482
Federated Investors, Inc., Class B (a)	12,457	272,185
Franklin Resources, Inc. (a)	18,822	2,089,054
The Goldman Sachs Group, Inc.	65,325	6,262,055
Invesco Ltd.	59,580	1,346,508
Legg Mason, Inc.	16,805	443,148
Morgan Stanley	202,377	2,952,680
Northern Trust Corp. (a)	31,949	1,470,293
State Street Corp. (a)	64,874	2,895,975
T. Rowe Price Group, Inc. (a)	33,810	2,128,678

		29,878,375
Chemicals — 2.3%
Air Products & Chemicals, Inc. (a)	28,034	2,263,185
Airgas, Inc.	9,224	774,908
CF Industries Holdings, Inc.	8,731	1,691,544
The Dow Chemical Co.	158,579	4,995,239
E.I. du Pont de Nemours & Co.	124,320	6,286,863
Eastman Chemical Co. (a)	18,367	925,146
Ecolab, Inc. (a)	38,746	2,655,263
FMC Corp.	18,265	976,812
International Flavors & Fragrances, Inc. (a)	10,723	587,620
Monsanto Co. (a)	70,767	5,858,092
The Mosaic Co.	39,599	2,168,441
PPG Industries, Inc.	20,241	2,147,975
Praxair, Inc. (a)	39,637	4,309,731
The Sherwin-Williams Co. (a)	11,355	1,502,834
Sigma-Aldrich Corp. (a)	16,091	1,189,608

		38,333,261
Commercial Banks — 2.8%
BB&T Corp. (a)	92,734	2,860,844
Comerica, Inc. (a)	26,186	804,172
Fifth Third Bancorp	121,889	1,633,313
First Horizon National Corp. (a)	33,133	286,600
Huntington Bancshares, Inc. (a)	114,531	732,998
KeyCorp	126,276	977,376
M&T Bank Corp. (a)	16,839	1,390,396
PNC Financial Services Group, Inc. (c)	70,138	4,286,133
Regions Financial Corp.	187,004	1,262,277
SunTrust Banks, Inc.	71,300	1,727,599
U.S. Bancorp	251,535	8,089,366
Wells Fargo & Co.	705,268	23,584,162
Zions Bancorporation	24,399	473,829

		48,109,065
Commercial Services & Supplies — 0.4%
Avery Dennison Corp. (a)	13,641	372,945
Cintas Corp. (a)	14,611	564,131
Iron Mountain, Inc.	22,669	747,170
Pitney Bowes, Inc. (a)	26,471	396,271
R.R. Donnelley & Sons Co. (a)	23,649	278,349
Republic Services, Inc.	41,681	1,102,879
Stericycle, Inc. (b)	11,329	1,038,529
Waste Management, Inc. (a)	61,444	2,052,230

		6,552,504
Communications Equipment — 1.8%
Cisco Systems, Inc.	711,254	12,212,231
F5 Networks, Inc. (b)	10,569	1,052,250
Harris Corp. (a)	15,088	631,433

See Notes to Financial Statements.

14	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Communications Equipment (concluded)
JDS Uniphase Corp. (b)	30,452	$334,972
Juniper Networks, Inc. (b)	70,358	1,147,539
Motorola Solutions, Inc.	38,702	1,861,953
QUALCOMM, Inc.	227,500	12,667,200

		29,907,578
Computers & Peripherals — 5.5%
Apple, Inc. (b)	124,114	72,482,576
Dell, Inc. (a)(b)	197,594	2,473,877
EMC Corp. (b)	278,590	7,140,262
Hewlett-Packard Co.	262,344	5,275,738
Lexmark International, Inc., Class A (a)	9,324	247,832
NetApp, Inc. (a)(b)	48,098	1,530,478
SanDisk Corp. (b)	32,396	1,181,806
Seagate Technology Plc	50,197	1,241,372
Western Digital Corp. (b)	30,998	944,819

		92,518,760
Construction & Engineering — 0.1%
Fluor Corp.	22,394	1,104,920
Jacobs Engineering Group, Inc. (b)	17,216	651,798
Quanta Services, Inc. (b)	28,419	684,045

		2,440,763
Construction Materials — 0.0%
Vulcan Materials Co. (a)	17,125	680,034
Consumer Finance — 0.9%
American Express Co. (a)	132,967	7,740,009
Capital One Financial Corp.	76,976	4,207,508
Discover Financial Services (a)	70,492	2,437,613
SLM Corp.	64,963	1,020,569

		15,405,699
Containers & Packaging — 0.1%
Ball Corp.	20,874	856,878
Bemis Co., Inc. (a)	13,659	428,073
Owens-Illinois, Inc. (b)	21,784	417,599
Sealed Air Corp. (a)	25,969	400,961

		2,103,511
Distributors — 0.1%
Genuine Parts Co. (a)	20,747	1,250,007
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (b)	14,348	519,254
DeVry, Inc.	7,915	245,127
H&R Block, Inc. (a)	38,809	620,168

		1,384,549
Diversified Financial Services — 2.8%
Bank of America Corp.	1,430,088	11,698,120
Citigroup, Inc.	389,103	10,665,313
CME Group, Inc.	8,834	2,368,484
IntercontinentalExchange, Inc. (b)	9,681	1,316,423
JPMorgan Chase & Co.	505,384	18,057,370
Leucadia National Corp. (a)	26,250	558,338
Moody’s Corp. (a)	26,275	960,351
The NASDAQ OMX Group, Inc.	16,102	365,032
NYSE Euronext (a)	33,585	859,104

		46,848,535

Common Stocks	Shares	Value

Diversified Telecommunication Services — 2.9%
AT&T, Inc.	778,337	$27,755,497
CenturyLink, Inc. (a)	82,382	3,253,265
Frontier Communications Corp. (a)	131,843	504,959
Verizon Communications, Inc.	377,046	16,755,924
Windstream Corp. (a)	78,430	757,634

		49,027,279
Electric Utilities — 2.1%
American Electric Power Co., Inc.	64,309	2,565,929
Duke Energy Corp. (a)	177,488	4,092,873
Edison International (a)	43,316	2,001,199
Entergy Corp.	23,555	1,599,149
Exelon Corp.	113,068	4,253,618
FirstEnergy Corp. (a)	55,579	2,733,931
NextEra Energy, Inc. (a)	55,317	3,806,363
Northeast Utilities (a)	41,711	1,618,804
Pepco Holdings, Inc. (a)	30,158	590,192
Pinnacle West Capital Corp. (a)	14,476	748,988
PPL Corp. (a)	77,105	2,144,290
Progress Energy, Inc.	39,287	2,363,899
Southern Co.	115,246	5,335,890
Xcel Energy, Inc.	64,746	1,839,434

		35,694,559
Electrical Equipment — 0.5%
Cooper Industries Plc	21,151	1,442,075
Emerson Electric Co.	97,318	4,533,073
Rockwell Automation, Inc.	18,990	1,254,479
Roper Industries, Inc. (a)	12,940	1,275,625

		8,505,252
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	21,448	1,177,924
Corning, Inc. (a)	201,658	2,607,438
FLIR Systems, Inc. (a)	20,410	397,995
Jabil Circuit, Inc. (a)	23,972	487,351
Molex, Inc. (a)	18,194	435,564
TE Connectivity Ltd.	56,783	1,811,946

		6,918,218
Energy Equipment & Services — 1.6%
Baker Hughes, Inc. (a)	58,240	2,393,664
Cameron International Corp. (b)	32,762	1,399,265
Diamond Offshore Drilling, Inc. (a)	9,211	544,647
FMC Technologies, Inc. (b)	31,679	1,242,767
Halliburton Co.	122,630	3,481,466
Helmerich & Payne, Inc.	14,229	618,677
Nabors Industries Ltd. (b)	38,784	558,490
National Oilwell Varco, Inc.	56,530	3,642,793
Noble Corp. (a)(b)	33,414	1,086,957
Rowan Cos. Plc, Class A (b)	16,586	536,225
Schlumberger Ltd.	176,967	11,486,928

		26,991,879
Food & Staples Retailing — 2.3%
Costco Wholesale Corp. (a)	57,424	5,455,280
CVS Caremark Corp.	170,174	7,952,231
The Kroger Co. (a)	74,610	1,730,206
Safeway, Inc. (a)	31,853	578,132
Sysco Corp. (a)	77,810	2,319,516
Wal-Mart Stores, Inc. (a)	229,101	15,972,922

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	15

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food & Staples Retailing (concluded)
Walgreen Co.	114,622	$3,390,519
Whole Foods Market, Inc. (a)	21,652	2,063,868

		39,462,674
Food Products — 1.7%
Archer-Daniels-Midland Co.	87,312	2,577,450
Campbell Soup Co. (a)	23,389	780,725
ConAgra Foods, Inc.	55,072	1,428,017
Dean Foods Co. (b)	24,410	415,702
General Mills, Inc.	85,844	3,308,428
H.J. Heinz Co. (a)	42,520	2,312,238
The Hershey Co. (a)	20,142	1,450,828
Hormel Foods Corp. (a)	18,192	553,401
The J.M. Smucker Co.	15,022	1,134,461
Kellogg Co.	32,805	1,618,271
Kraft Foods, Inc., Class A (a)	235,266	9,085,973
McCormick & Co., Inc. (a)	17,629	1,069,199
Mead Johnson Nutrition Co.	27,102	2,181,982
Tyson Foods, Inc., Class A (a)	38,163	718,609

		28,635,284
Gas Utilities — 0.1%
AGL Resources, Inc. (a)	15,516	601,245
ONEOK, Inc.	27,665	1,170,506

		1,771,751
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc. (a)	73,148	3,887,816
Becton Dickinson & Co.	26,949	2,014,438
Boston Scientific Corp. (b)	190,275	1,078,859
C.R. Bard, Inc.	11,138	1,196,667
CareFusion Corp. (b)	29,329	753,169
Covidien Plc	64,046	3,426,461
DENTSPLY International, Inc. (a)	18,821	711,622
Edwards Lifesciences Corp. (b)	15,236	1,573,879
Intuitive Surgical, Inc. (b)	5,264	2,915,151
Medtronic, Inc. (a)	138,156	5,350,782
St. Jude Medical, Inc. (a)	41,744	1,666,003
Stryker Corp. (a)	43,041	2,371,559
Varian Medical Systems, Inc. (b)	14,748	896,236
Zimmer Holdings, Inc. (a)	23,432	1,508,083

		29,350,725
Health Care Providers & Services — 2.0%
Aetna, Inc.	46,189	1,790,748
AmerisourceBergen Corp.	33,377	1,313,385
Cardinal Health, Inc.	46,013	1,932,546
Cigna Corp. (a)	38,204	1,680,976
Coventry Health Care, Inc.	19,017	604,550
DaVita, Inc. (b)	12,516	1,229,196
Express Scripts Holding Co. (b)	106,862	5,966,105
Humana, Inc.	21,620	1,674,253
Laboratory Corp. of America Holdings (b)	12,879	1,192,724
McKesson Corp.	31,281	2,932,594
Patterson Cos., Inc. (a)	11,600	399,852
Quest Diagnostics, Inc., (a)	21,115	1,264,789
Tenet Healthcare Corp. (b)	54,320	284,637
UnitedHealth Group, Inc.	137,763	8,059,135
WellPoint, Inc.	43,959	2,804,145

		33,129,635

Common Stocks	Shares	Value

Health Care Technology — 0.1%
Cerner Corp. (b)	19,462	$1,608,729
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp. (a)	60,245	2,064,596
Chipotle Mexican Grill, Inc. (b)	4,201	1,596,170
Darden Restaurants, Inc. (a)	17,019	861,672
International Game Technology	39,419	620,849
Marriott International, Inc., Class A (a)	35,065	1,374,548
McDonald’s Corp.	134,859	11,939,067
Starbucks Corp. (a)	100,624	5,365,272
Starwood Hotels & Resorts Worldwide, Inc. (a)	26,185	1,388,852
Wyndham Worldwide Corp. (a)	19,338	1,019,886
Wynn Resorts Ltd.	10,523	1,091,446
Yum! Brands, Inc. (a)	61,168	3,940,443

		31,262,801
Household Durables — 0.2%
D.R. Horton, Inc. (a)	37,398	687,375
Harman International Industries, Inc. (a)	9,299	368,240
Leggett & Platt, Inc. (a)	18,552	392,004
Lennar Corp., Class A (a)	21,505	664,720
Newell Rubbermaid, Inc.	38,653	701,165
PulteGroup, Inc. (b)	44,610	477,327
Whirlpool Corp.	10,309	630,499

		3,921,330
Household Products — 2.0%
The Clorox Co.	17,308	1,254,138
Colgate-Palmolive Co. (a)	63,380	6,597,858
Kimberly-Clark Corp.	52,012	4,357,045
The Procter & Gamble Co.	363,768	22,280,790

		34,489,831
Independent Power Producers & Energy Traders — 0.1%
The AES Corp. (b)	85,831	1,101,212
NRG Energy, Inc. (a)(b)	30,168	523,716

		1,624,928
Industrial Conglomerates — 2.7%
3M Co.	92,140	8,255,744
Danaher Corp. (a)	76,264	3,971,829
General Electric Co. (a)	1,406,255	29,306,354
Tyco International Ltd.	61,382	3,244,039

		44,777,966
Insurance — 3.4%
ACE Ltd.	44,915	3,329,549
Aflac, Inc.	62,142	2,646,628
The Allstate Corp. (a)	65,315	2,291,903
American International Group, Inc. (b)	84,993	2,727,425
Aon Plc (a)	43,305	2,025,808
Assurant, Inc. (a)	11,288	393,274
Berkshire Hathaway, Inc., Class B (b)	233,394	19,448,722
The Chubb Corp. (a)	35,788	2,606,082
Cincinnati Financial Corp. (a)	21,503	818,619
Genworth Financial, Inc., Class A (b)	65,106	368,500
Hartford Financial Services Group, Inc. (a)	58,333	1,028,411
Lincoln National Corp.	38,037	831,869
Loews Corp.	40,485	1,656,241
Marsh & McLennan Cos., Inc.	72,329	2,331,164
MetLife, Inc.	140,871	4,345,870
Principal Financial Group, Inc. (a)	39,944	1,047,731

See Notes to Financial Statements.

16	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)
The Progressive Corp. (a)	81,028	$1,687,813
Prudential Financial, Inc.	62,278	3,016,124
Torchmark Corp. (a)	13,003	657,302
The Travelers Cos., Inc.	51,691	3,299,954
Unum Group (a)	37,779	722,712
XL Group Plc	41,219	867,248

		58,148,949
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (b)	47,856	10,927,918
Expedia, Inc.	12,043	578,907
NetFlix, Inc. (b)	7,343	502,775
priceline.com, Inc. (b)	6,614	4,395,135
TripAdvisor, Inc. (b)	12,720	568,457

		16,973,192
Internet Software & Services — 1.8%
Akamai Technologies, Inc. (b)	23,891	758,539
eBay, Inc. (b)	152,468	6,405,181
Google, Inc., Class A (b)	33,750	19,577,363
VeriSign, Inc. (a)(b)	20,895	910,395
Yahoo! Inc. (b)	161,574	2,557,716

		30,209,194
IT Services — 3.8%
Accenture Plc, Class A	85,489	5,137,034
Automatic Data Processing, Inc. (a)	64,861	3,610,163
Cognizant Technology Solutions Corp., Class A (b)	40,370	2,422,200
Computer Sciences Corp. (a)	20,547	509,977
Fidelity National Information Services, Inc.	31,605	1,077,098
Fiserv, Inc. (b)	18,162	1,311,660
International Business Machines Corp. (a)	153,128	29,948,774
MasterCard, Inc., Class A	14,099	6,064,121
Paychex, Inc.	42,740	1,342,463
SAIC, Inc.	36,619	443,822
Teradata Corp. (b)	22,349	1,609,352
Total System Services, Inc.	21,272	509,039
Visa, Inc., Class A (a)	66,071	8,168,358
The Western Union Co. (a)	81,560	1,373,470

		63,527,531
Leisure Equipment & Products — 0.1%
Hasbro, Inc. (a)	15,584	527,830
Mattel, Inc.	45,234	1,467,391

		1,995,221
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	46,062	1,807,473
Life Technologies Corp. (b)	23,780	1,069,862
PerkinElmer, Inc. (a)	15,034	387,877
Thermo Fisher Scientific, Inc. (a)	48,695	2,527,757
Waters Corp. (b)	11,801	937,826

		6,730,795
Machinery — 1.8%
Caterpillar, Inc.	86,555	7,349,385
Cummins, Inc.	25,539	2,474,985
Deere & Co. (a)	52,838	4,273,009
Dover Corp.	24,335	1,304,599
Eaton Corp.	44,749	1,773,403
Flowserve Corp. (a)	7,285	835,954

Common Stocks	Shares	Value

Machinery (concluded)
Illinois Tool Works, Inc.	63,421	$3,354,337
Ingersoll-Rand Plc	39,658	1,672,774
Joy Global, Inc. (a)	14,022	795,468
PACCAR, Inc. (a)	47,288	1,853,217
Pall Corp. (a)	15,430	845,718
Parker Hannifin Corp.	20,090	1,544,519
Snap-on, Inc. (a)	7,737	481,628
Stanley Black & Decker, Inc. (a)	22,636	1,456,853
Xylem, Inc. (a)	24,739	622,681

		30,638,530
Media — 3.3%
Cablevision Systems Corp., New York Group, Class A (a)	28,156	374,193
CBS Corp., Class B	86,008	2,819,342
Comcast Corp., Class A (a)	357,787	11,438,450
DIRECTV, Class A (b)	87,017	4,248,170
Discovery Communications, Inc., Class A (b)	33,904	1,830,816
Gannett Co., Inc. (a)	31,393	462,419
The Interpublic Group of Cos., Inc.	59,110	641,344
The McGraw-Hill Cos., Inc.	37,072	1,668,240
News Corp., Class A (a)	279,812	6,237,009
Omnicom Group, Inc. (a)	36,148	1,756,793
Scripps Networks Interactive, Class A (a)	12,360	702,790
Time Warner Cable, Inc.	41,440	3,402,224
Time Warner, Inc.	127,508	4,909,058
Viacom, Inc., Class B	70,130	3,297,513
The Walt Disney Co. (a)	237,185	11,503,472
The Washington Post Co., Class B (a)	645	241,114

		55,532,947
Metals & Mining — 0.7%
Alcoa, Inc. (a)	141,264	1,236,060
Allegheny Technologies, Inc.	14,137	450,829
Cliffs Natural Resources, Inc.	18,979	935,475
Freeport-McMoRan Copper & Gold, Inc.	125,901	4,289,447
Newmont Mining Corp.	65,798	3,191,861
Nucor Corp. (a)	42,172	1,598,319
Titanium Metals Corp. (a)	11,215	126,841
United States Steel Corp. (a)	19,080	393,048

		12,221,880
Multi-Utilities — 1.3%
Ameren Corp.	32,150	1,078,311
CenterPoint Energy, Inc.	56,874	1,175,586
CMS Energy Corp. (a)	34,515	811,102
Consolidated Edison, Inc.	38,930	2,421,057
Dominion Resources, Inc.	75,804	4,093,416
DTE Energy Co.	22,618	1,341,926
Integrys Energy Group, Inc. (a)	10,373	589,913
NiSource, Inc. (a)	37,786	935,203
PG&E Corp. (a)	55,992	2,534,758
Public Service Enterprise Group, Inc. (a)	67,055	2,179,287
SCANA Corp. (a)	15,517	742,333
Sempra Energy (a)	31,880	2,195,894
TECO Energy, Inc. (a)	28,594	516,408
Wisconsin Energy Corp. (a)	30,537	1,208,349

		21,823,543
Multiline Retail — 0.8%
Big Lots, Inc. (a)(b)	8,373	341,535
Dollar Tree, Inc. (b)	30,848	1,659,622

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	17

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail (concluded)
Family Dollar Stores, Inc.	15,451	$1,027,182
J.C. Penney Co., Inc. (a)	19,573	456,247
Kohl’s Corp. (a)	31,901	1,451,176
Macy’s, Inc.	54,884	1,885,265
Nordstrom, Inc. (a)	21,327	1,059,739
Sears Holdings Corp. (a)(b)	5,054	301,724
Target Corp.	87,821	5,110,304

		13,292,794
Office Electronics — 0.1%
Xerox Corp. (a)	178,509	1,404,866
Oil, Gas & Consumable Fuels — 8.8%
Alpha Natural Resources, Inc. (b)	29,151	253,905
Anadarko Petroleum Corp.	66,264	4,386,677
Apache Corp. (a)	51,842	4,556,393
Cabot Oil & Gas Corp. (a)	27,803	1,095,438
Chesapeake Energy Corp. (a)	88,104	1,638,734
Chevron Corp.	261,886	27,628,973
ConocoPhillips (a)	167,914	9,383,034
CONSOL Energy, Inc. (a)	30,090	909,922
Denbury Resources, Inc. (b)	51,713	781,383
Devon Energy Corp.	53,724	3,115,455
EOG Resources, Inc.	35,764	3,222,694
EQT Corp. (a)	19,808	1,062,303
Exxon Mobil Corp.	620,747	53,117,321
Hess Corp.	40,326	1,752,165
Kinder Morgan, Inc.	67,132	2,162,993
Marathon Oil Corp.	93,684	2,395,500
Marathon Petroleum Corp.	45,308	2,035,235
Murphy Oil Corp. (a)	25,844	1,299,695
Newfield Exploration Co. (b)	17,928	525,470
Noble Energy, Inc.	23,568	1,999,038
Occidental Petroleum Corp.	107,624	9,230,910
Peabody Energy Corp.	36,075	884,559
Phillips 66 (b)	83,094	2,762,045
Pioneer Natural Resources Co. (a)	16,333	1,440,734
QEP Resources, Inc.	23,801	713,316
Range Resources Corp.	21,474	1,328,596
Southwestern Energy Co. (b)	46,250	1,476,763
Spectra Energy Corp.	86,646	2,517,933
Sunoco, Inc. (a)	13,989	664,478
Tesoro Corp. (b)	18,769	468,474
Valero Energy Corp.	73,243	1,768,818
The Williams Cos., Inc.	82,947	2,390,533
WPX Energy, Inc. (b)	26,317	425,809

		149,395,296
Paper & Forest Products — 0.1%
International Paper Co. (a)	57,916	1,674,352
MeadWestvaco Corp.	22,991	660,991

		2,335,343
Personal Products — 0.2%
Avon Products, Inc.	57,518	932,367
The Estée Lauder Cos., Inc., Class A	29,980	1,622,517

		2,554,884
Pharmaceuticals — 6.0%
Abbott Laboratories (a)	208,801	13,461,401
Allergan, Inc.	40,788	3,775,745
Bristol-Myers Squibb Co. (a)	224,120	8,057,114

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Eli Lilly & Co.	135,552	$5,816,536
Forest Laboratories, Inc. (b)	35,184	1,231,088
Hospira, Inc. (b)	21,828	763,544
Johnson & Johnson (a)	364,503	24,625,823
Merck & Co., Inc.	403,656	16,852,638
Mylan, Inc. (b)	57,049	1,219,137
Perrigo Co. (a)	12,429	1,465,752
Pfizer, Inc.	994,107	22,864,461
Watson Pharmaceuticals, Inc. (b)	16,958	1,254,722

		101,387,961
Professional Services — 0.1%
The Dun & Bradstreet Corp. (a)	6,323	450,008
Equifax, Inc.	16,047	747,790
Robert Half International, Inc.	19,091	545,430

		1,743,228
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	52,331	3,658,460
Apartment Investment & Management Co., Class A	17,457	471,863
AvalonBay Communities, Inc. (a)	12,679	1,793,825
Boston Properties, Inc.	19,856	2,151,795
Equity Residential (a)	39,949	2,491,220
HCP, Inc. (a)	55,612	2,455,270
Health Care REIT, Inc. (a)	28,328	1,651,522
Host Hotels & Resorts, Inc. (a)	95,160	1,505,431
Kimco Realty Corp.	53,926	1,026,212
Plum Creek Timber Co., Inc. (a)	21,387	849,064
Prologis, Inc.	61,132	2,031,416
Public Storage	18,912	2,731,082
Simon Property Group, Inc.	40,254	6,265,938
Ventas, Inc.	38,419	2,425,007
Vornado Realty Trust (a)	24,649	2,070,023
Weyerhaeuser Co. (a)	71,495	1,598,628

		35,176,756
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (b)	43,454	710,907
Road & Rail — 0.8%
CSX Corp.	138,081	3,087,491
Norfolk Southern Corp.	43,288	3,106,780
Ryder System, Inc.	6,780	244,148
Union Pacific Corp. (a)	63,240	7,545,164

		13,983,583
Semiconductors & Semiconductor Equipment —2.2%
Advanced Micro Devices, Inc. (b)	77,740	445,450
Altera Corp. (a)	42,921	1,452,447
Analog Devices, Inc.	39,687	1,495,009
Applied Materials, Inc.	169,841	1,946,378
Broadcom Corp., Class A (a)(b)	65,737	2,221,911
First Solar, Inc. (a)(b)	7,604	114,516
Intel Corp. (a)	667,696	17,794,099
KLA-Tencor Corp. (a)	22,277	1,097,142
Lam Research Corp. (a)(b)	26,685	1,007,092
Linear Technology Corp. (a)	30,664	960,703
LSI Corp. (b)	75,097	478,368
Microchip Technology, Inc. (a)	25,762	852,207
Micron Technology, Inc. (b)	130,888	825,903
NVIDIA Corp. (b)	81,895	1,131,789
Teradyne, Inc. (a)(b)	24,705	347,352

See Notes to Financial Statements.

18	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Texas Instruments, Inc.	152,013	$4,361,253
Xilinx, Inc.	35,004	1,175,084

		37,706,703
Software — 3.6%
Adobe Systems, Inc. (b)	65,761	2,128,684
Autodesk, Inc. (b)	30,409	1,064,011
BMC Software, Inc. (b)	21,454	915,657
CA, Inc. (a)	47,098	1,275,885
Citrix Systems, Inc. (b)	24,722	2,075,165
Electronic Arts, Inc. (b)	42,449	524,245
Intuit, Inc.	38,925	2,310,199
Microsoft Corp.	992,355	30,356,139
Oracle Corp.	515,220	15,302,034
Red Hat, Inc. (b)	25,592	1,445,436
Salesforce.com, Inc. (b)	18,294	2,529,328
Symantec Corp. (b)	95,891	1,400,967

		61,327,750
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	10,856	370,624
AutoNation, Inc. (a)(b)	5,600	197,568
AutoZone, Inc. (b)	3,545	1,301,618
Bed Bath & Beyond, Inc. (b)	30,903	1,909,805
Best Buy Co., Inc. (a)	36,955	774,577
CarMax, Inc. (b)	30,395	788,446
GameStop Corp., Class A (a)	17,469	320,731
The Gap, Inc.	44,281	1,211,528
The Home Depot, Inc. (a)	203,240	10,769,688
Limited Brands, Inc. (a)	32,148	1,367,254
Lowe’s Cos., Inc.	156,313	4,445,542
O’Reilly Automotive, Inc. (b)	16,705	1,399,378
Ross Stores, Inc.	29,992	1,873,600
Staples, Inc. (a)	91,229	1,190,538
Tiffany & Co. (a)	16,822	890,725
The TJX Cos., Inc.	98,429	4,225,557
Urban Outfitters, Inc. (b)	14,712	405,904

		33,443,083
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc. (a)	38,131	2,229,901
Fossil, Inc. (b)	6,877	526,366
NIKE, Inc., Class B	48,648	4,270,321
Ralph Lauren Corp.	8,636	1,209,558
VF Corp.	11,467	1,530,271

		9,766,417
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (a)	69,901	445,269
People’s United Financial, Inc. (a)	46,970	545,322

		990,591
Tobacco — 2.0%
Altria Group, Inc.	270,197	9,335,306
Lorillard, Inc. (a)	17,350	2,289,333
Philip Morris International, Inc.	226,431	19,758,369
Reynolds American, Inc.	43,925	1,970,915

		33,353,923

Common Stocks	Shares	Value

Trading Companies & Distributors — 0.2%
Fastenal Co. (a)	39,126	$1,577,169
W.W. Grainger, Inc. (a)	8,117	1,552,295

		3,129,464
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp. (b)	34,174	2,004,647
MetroPCS Communications, Inc. (b)	38,903	235,363
Sprint Nextel Corp. (b)	397,165	1,294,758

		3,534,768
Total Long-Term Investments (Cost — $1,328,749,437) — 96.7%		1,634,341,563

Short-Term Securities
Money Market Funds — 15.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	215,816,336	215,816,336
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	46,364,712	46,364,712

		262,181,048

	Par (000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bill, 0.08%, 9/20/12 (f)(g)	$3,155	3,154,492
Total Short-Term Securities (Cost — $265,335,350) — 15.7%		265,335,540

Total Investments (Cost — $1,594,084,787*) — 112.4%	1,899,677,103
Liabilities in Excess of Other Assets — (12.4)%	(209,636,878)

Net Assets — 100.0%	$1,690,040,225

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,666,307,524

Gross unrealized appreciation	$428,744,635
Gross unrealized depreciation	(195,375,056)

Net unrealized appreciation	$233,369,579

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	19

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

See Notes to Financial Statements.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	170,771,686	45,044,650	[1]	—	215,816,336	$215,816,336	—	$248,776
BlackRock Cash Funds:
Prime, SL Agency Shares	53,764,558	—		(7,399,846)[2]	46,364,712	$46,364,712	—	$52,453
BlackRock Inc.	18,408	4,969		(6,369)	17,008	$2,888,299	$(107,398)	$54,642
PNC Financial Services Group, Inc.	96,666	6,051		(32,579)	70,138	$4,286,133	$324,801	$73,396

[1]	Represents net shares purchased.

[2]	Represents net shares sold.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
761	S&P 500 E-Mini	Chicago Mercantile	September 2012	$51,611,020	$2,100,741

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,634,341,563	—	—	$1,634,341,563
Short-Term Securities:
Money Market Funds	262,181,048	—	—	262,181,048
U.S. Treasury Obligations	—	$3,154,492	—	3,154,492

Total	$1,896,522,611	$3,154,492	—	$1,899,677,103

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$2,100,741	—	—	$2,100,741

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $215,495,106 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

20	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $215,447,389) (cost — $1,324,640,137)	$1,630,321,623
Investments at value — affiliated (cost — $269,444,650)	269,355,480
Investments sold receivable	1,463,756
Contributions receivable from investors	4,068,696
Receivable from custodian	3,847
Dividends receivable	2,129,522
Securities lending income receivable — affiliated	5,167
Interest receivable	8,848
Variation margin receivable	1,329,716

Total assets	1,908,686,655

Liabilities
Collateral on securities loaned at value	215,495,106
Investments purchased payable	2,636,583
Withdrawals payable to investors	416,672
Investment advisory fees payable	58,814
Professional fees payable	25,224
Trustees’ fees payable	14,031

Total liabilities	218,646,430

Net Assets	$1,690,040,225

Net Assets Consist of
Investors’ capital	$1,382,347,168
Net unrealized appreciation/depreciation	307,693,057

Net Assets	$1,690,040,225

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	21

Statement of Operations	S&P 500 Stock Master Portfolio

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$21,914,775
Dividends — affiliated	128,038
Securities lending — affiliated	243,791
Income — affiliated	57,438
Interest	1,032

Total income	22,345,074

Expenses
Investment advisory	534,967
Professional	20,374
Independent Trustees	30,142

Total expenses	585,483
Less fees waived by advisor	(50,516)

Total expenses after fees waived	534,967

Net investment income	21,810,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,561,249)
Investments — affiliated	217,403
Redemptions-in-kind	231,258,145
Financial futures contracts	(469,938)

208,444,361

Net change in unrealized appreciation/depreciation on:
Investments	(44,779,648)
Financial futures contracts	2,041,704

(42,737,944)

Total realized and unrealized gain	165,706,417

Net Increase in Net Assets Resulting from Operations	$187,516,524

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$21,810,107	$45,199,220
Net realized gain (loss)	208,444,361	(26,094,326)
Net change in unrealized appreciation/depreciation	(42,737,944)	26,305,661

Net increase in net assets resulting from operations	187,516,524	45,410,555

Capital Transactions
Proceeds from contributions	253,220,032	195,530,480
Value of withdrawals	(859,012,539)	(291,341,608)

Net decrease in net assets derived from capital transactions	(605,792,507)	(95,811,128)

Net Assets
Total decrease in net assets	(418,275,983)	(50,400,573)
Beginning of period	2,108,316,208	2,158,716,781

End of period	$1,690,040,225	$2,108,316,208

Financial Highlights	S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007

Total Investment Return
Total investment return	9.48%[1]	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.05%[2]	0.06%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.04%[2]	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of period (000)	$1,690,040	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748

Portfolio turnover	7%	5%	9%	5%	8%	7%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	23

Notes to Financial Statements (Unaudited)	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board of Trustees of MIP (the “Board”) approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). The reorganization is subject to shareholder approval by the shareholders of the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. If approved, the reorganization is expected to close in the fourth quarter of 2012.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules

24	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Redemptions-In-Kind: The Master Portfolio transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master

Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	25

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$2,100,741
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Loss From
Equity contracts:
Financial futures contracts	$(469,938)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$2,041,704

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	881
Average notional value of contracts purchased	$60,921,842

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent.

26	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BTC received $131,272 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2012, were $149,080,035 and $191,576,288, respectively.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus

0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The Master Portfolio’s commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	27

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master

Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the

28	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	29

Disclosure of Investment Advisory Agreement (continued)

necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance, as agreed upon by the Board, was within tolerance of its benchmark index during the one-year period reported. Also, the Portfolio’s gross performance exceeded its benchmark index during the three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s gross investment performance as compared to its benchmark index provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

30	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Master Portfolio and the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	31

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering     Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/MIP and Benjamin Archibald became Secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

32	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “house holding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2012	35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# SPSF-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds III

▶	LifePath® 2025 Portfolio

▶	LifePath® 2035 Portfolio

▶	LifePath® 2045 Portfolio

▶	LifePath® 2055 Portfolio

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2012	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•	All share classes of the LifePath Portfolios with target dates of 2025, 2035, 2045 and 2055 (together, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the six-month period ended June 30, 2012, all of the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks primarily due to their investment in the Active Stock Master Portfolio (“Active Stock”), which is held in greater proportions in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. All of the strategies delivered strong performance in the first quarter of 2012 as equity markets broadly rallied; however, the Fundamental Large Cap Growth and Basic Value strategies underperformed as risk assets sold off amid heightened uncertainty in the second quarter. In addition, stock selection within information technology and financials, as well as underweight positioning in the defensive consumer staples sector, contributed to Active Stock’s underperformance relative to its benchmark, the Russell 1000® Index.

•

Contributing positively to the LifePath Portfolios’ performance relative to their respective custom benchmarks was their investment in the CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”). CoreAlpha Bond performed well as a result of its overweight allocation (relative to its benchmark, the Barclays US Aggregate Bond Index) in high-quality securitized credit assets as well as security selection among industrial and financial names. An overweight to asset-backed securities also had a positive impact on CoreAlpha Bond’s returns, as did out-of-index exposure to high yield debt and non-agency residential mortgage-backed securities (“MBS”). Additionally, CoreAlpha Bond’s security selection in agency MBS and its long duration bias enhanced results for the period.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically updated to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glide path represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® 2025 Portfolio

Investment Objective

LifePath® 2025 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	28.9%	4.5%	4.9%	18.8%	N/A	N/A	5.9%	34.4%	2.6%
7/01/11 to 6/30/12	30.8%	4.8%	4.8%	18.7%	34.3%	3.1%	0.5%	2.8%	0.2%

See “About Portfolio Performance” on page 9 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.68%	0.81%	N/A	11.64%	N/A
Investor A	5.55	0.49	(4.79)%	11.33	8.37%
Investor C	5.06	(0.24)	(1.22)	10.48	10.48
Class K	5.82	1.19	N/A	12.02	N/A
Class R	5.33	0.29	N/A	11.06	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	N/A	N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	N/A	N/A
LifePath 2025 Portfolio Custom Benchmark	6.17	1.80	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	N/A	N/A
Russell 1000® Index	9.38	4.37	N/A	N/A	N/A
Russell 2000® Index	8.53	(2.08)	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2012	5

LifePath® 2035 Portfolio

Investment Objective

LifePath® 2035 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex - US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	17.0%	2.2%	6.9%	22.7%	N/A	N/A	6.4%	42.0%	2.8%
7/01/11 to 6/30/12	18.9%	2.5%	7.1%	22.6%	42.1%	2.7%	0.5%	3.4%	0.2%

See “About Portfolio Performance” on page 9 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	6.39%	(0.59)%	N/A	12.67%	N/A
Investor A	6.26	(0.91)	(6.12)%	12.37	9.38%
Investor C	5.81	(1.68)	(2.66)	11.51	11.51
Class K	6.60	(0.21)	N/A	13.10	N/A
Class R	6.13	(1.10)	N/A	12.10	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	N/A	N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	N/A	N/A
LifePath 2035 Portfolio Custom Benchmark	6.98	0.33	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	N/A	N/A
Russell 1000® Index	9.38	4.37	N/A	N/A	N/A
Russell 2000® Index	8.53	(2.08)	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

6	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® 2045 Portfolio

Investment Objective

LifePath® 2045 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex - US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	7.3%	8.5%	26.0%	N/A	N/A	6.8%	48.4%	3.0%
7/01/11 to 6/30/12	9.5%	9.1%	25.8%	48.6%	2.3%	0.6%	3.9%	0.2%

See “About Portfolio Performance” on page 9 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.97%	(2.11)%	N/A	13.73%	N/A
Investor A	6.76	(2.35)	(7.47)%	13.46	10.45%
Investor C	6.40	(3.06)	(4.02)	12.59	12.59
Class K	7.10	(1.74)	N/A	14.12	N/A
Class R	6.71	(2.55)	N/A	13.17	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	N/A	N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	N/A	N/A
LifePath 2045 Portfolio Custom Benchmark	7.63	(0.98)	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	N/A	N/A
Russell 1000® Index	9.38	4.37	N/A	N/A	N/A
Russell 2000® Index	8.53	(2.08)	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2012	7

LifePath® 2055 Portfolio

Investment Objective

LifePath® 2055 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex - US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	1.0%	9.2%	28.4%	N/A	N/A	8.3%	49.5%	3.6%
7/01/11 to 6/30/12	1.0%	10.6%	29.0%	50.1%	4.2%	0.7%	4.1%	0.3%

See “About Portfolio Performance” on page 9 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.28%	(3.15)%	N/A	13.69%	N/A
Investor A	7.08	(3.42)	(8.49)%	13.36	10.34%
Investor C	6.76	(4.14)	(5.09)	12.56	12.56
Class K	7.48	(2.74)	N/A	14.10	N/A
Class R	7.00	(3.64)	N/A	13.13	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	N/A	N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	N/A	N/A
LifePath 2055 Portfolio Custom Benchmark	8.03	(2.07)	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	N/A	N/A
Russell 1000® Index	9.38	4.37	N/A	N/A	N/A
Russell 2000® Index	8.53	(2.08)	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

8	BLACKROCK FUNDS III	JUNE 30, 2012

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Portfolios’ administrator waived a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Russell 3000 Index is comprised of the Russell 1000 Index and the Russell 2000 Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index (formerly Barclays Capital US Aggregate Bond Index) is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the US Treasury with maturities of three months.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2012, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index (formerly Barclays Capital US TIPS Index), MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

Derivative Financial Instruments

Active Stock Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock Master Portfolio to hold an investment that it might otherwise sell. Active Stock Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	9

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012 are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2025 Portfolio
Institutional	$1,000.00	$1,056.80	$3.89	$1,000.00	$1,021.08	$3.82	0.76%
Investor A	$1,000.00	$1,055.50	$5.16	$1,000.00	$1,019.84	$5.07	1.01%
Investor C	$1,000.00	$1,050.60	$8.97	$1,000.00	$1,016.11	$8.82	1.76%
Class K	$1,000.00	$1,058.20	$2.05	$1,000.00	$1,022.87	$2.01	0.40%
Class R	$1,000.00	$1,053.30	$6.43	$1,000.00	$1,018.60	$6.32	1.26%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$1,063.90	$3.85	$1,000.00	$1,021.13	$3.77	0.75%
Investor A	$1,000.00	$1,062.60	$5.13	$1,000.00	$1,019.89	$5.02	1.00%
Investor C	$1,000.00	$1,058.10	$8.95	$1,000.00	$1,016.16	$8.77	1.75%
Class K	$1,000.00	$1,066.00	$2.05	$1,000.00	$1,022.87	$2.01	0.40%
Class R	$1,000.00	$1,061.30	$6.41	$1,000.00	$1,018.65	$6.27	1.25%
LifePath® 2045 Portfolio
Institutional	$1,000.00	$1,069.70	$3.86	$1,000.00	$1,021.13	$3.77	0.75%
Investor A	$1,000.00	$1,067.60	$5.14	$1,000.00	$1,019.89	$5.02	1.00%
Investor C	$1,000.00	$1,064.00	$8.98	$1,000.00	$1,016.16	$8.77	1.75%
Class K	$1,000.00	$1,071.00	$2.01	$1,000.00	$1,022.92	$1.96	0.39%
Class R	$1,000.00	$1,067.10	$6.42	$1,000.00	$1,018.65	$6.27	1.25%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$1,072.80	$3.92	$1,000.00	$1,021.08	$3.82	0.76%
Investor A	$1,000.00	$1,070.80	$5.20	$1,000.00	$1,019.84	$5.07	1.01%
Investor C	$1,000.00	$1,067.60	$9.00	$1,000.00	$1,016.16	$8.77	1.75%
Class K	$1,000.00	$1,074.80	$2.06	$1,000.00	$1,022.87	$2.01	0.40%
Class R	$1,000.00	$1,070.00	$6.43	$1,000.00	$1,018.65	$6.27	1.25%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a Master Portfolio, the expense examples reflect the expenses of both the LifePath Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

10	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2012 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$16,336,141	$12,401,960	$5,532,808	$1,176,609
Capital shares sold receivable	17,312	14,744	10,537	1,072
Receivable from administrator	7,269	8,916	11,267	13,158

Total assets	16,360,722	12,425,620	5,554,612	1,190,839

Liabilities
Capital shares redeemed payable	12,128	478	41	31
Income dividends payable	4,286	3,538	1,428	743
Capital gain distributions payable	—	—	—	66
Contributions payable to the Master Portfolios	5,184	14,266	10,496	1,041
Service and distribution fees payable	2,256	1,529	627	184
Professional fees payable	10,836	10,837	10,837	11,104

Total liabilities	34,690	30,648	23,429	13,169

Net Assets	$16,326,032	$12,394,972	$5,531,183	$1,177,670

Net Assets Consist of
Paid-in capital	$16,166,231	$12,396,508	$5,540,278	$1,159,811
Undistributed (distributions in excess of) net investment income	(1,323)	1,166	1,279	681
Accumulated net realized loss allocated from the Master Portfolio	(51,099)	(134,127)	(88,124)	(19,914)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	212,223	131,425	77,750	37,092

Net Assets	$16,326,032	$12,394,972	$5,531,183	$1,177,670

Net Asset Value
Institutional
Net assets	$5,018,614	$4,149,213	$2,668,893	$512,258

Shares outstanding[2]	433,154	352,068	223,918	43,263

Net asset value	$11.59	$11.79	$11.92	$11.84

Investor A
Net assets	$9,232,587	$6,646,829	$2,199,877	$498,217

Shares outstanding[2]	797,325	564,182	184,555	42,100

Net asset value	$11.58	$11.78	$11.92	$11.83

Maximum offering price per share (100/94.75 of net asset value)	$12.22	$12.43	$12.58	$12.49

Investor C
Net assets	$418,063	$222,309	$140,340	$99,483

Shares outstanding[2]	36,187	18,932	11,846	8,459

Net asset value	$11.55	$11.74	$11.85	$11.76

Class K
Net assets	$1,349,021	$1,261,991	$278,636	$23,742

Shares outstanding[2]	116,220	106,812	23,345	2,001

Net asset value	$11.61	$11.82	$11.94	$11.87

Class R
Net assets	$307,747	$114,630	$243,437	$43,970

Shares outstanding[2]	26,534	9,711	20,448	3,718

Net asset value	$11.60	$11.80	$11.91	$11.83

[1] Cost — from the applicable Master Portfolio	$16,123,918	$12,270,535	$5,455,058	$1,139,517

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	11

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2012 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Dividends — affiliated	$135,893	$113,381	$57,338	$12,510
Interest — affiliated	65,149	28,092	6,744	197
Securities lending — affiliated	352	382	147	25
Income — affiliated	51	44	19	5
Expenses	(57,093)	(44,547)	(28,028)	(16,562)
Fees waived	37,968	31,622	22,410	15,457

Total income	182,320	128,974	58,630	11,632

Expenses
Administration	34,867	23,624	10,959	2,132
Service — Investor A	10,733	7,245	2,161	425
Service and distribution — Investor C	1,548	1,044	672	511
Service and distribution — Class R	708	238	438	101
Professional	9,546	9,546	9,546	9,378

Total expenses	57,402	41,697	23,776	12,547
Less fees waived by administrator	(9,546)	(9,546)	(9,546)	(9,378)

Total expenses after fees waived	47,856	32,151	14,230	3,169

Net investment income	134,464	96,823	44,400	8,463

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts, swaps and foreign currency transactions	124,710	9,429	(11,349)	(15,944)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	463,066	391,066	193,180	37,196

Total realized and unrealized gain	587,776	400,495	181,831	21,252

Net Increase in Net Assets Resulting from Operations	$722,240	$497,318	$226,231	$29,715

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$134,464	$159,967	$96,823	$98,949
Net realized gain (loss)	124,710	(171,742)	9,429	(138,750)
Net change in unrealized appreciation/depreciation	463,066	(266,934)	391,066	(279,386)

Net increase (decrease) in net assets resulting from operations	722,240	(278,709)	497,318	(319,187)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(45,901)	(42,732)	(33,730)	(27,579)
Investor A	(73,360)	(83,474)	(48,808)	(50,150)
Investor C	(2,121)	(1,017)	(894)	(887)
Class K	(14,437)	(31,159)	(12,474)	(20,070)
Class R	(2,124)	(246)	(709)	(240)
Net realized gain:
Institutional	—	(7)	—	(5)
Investor A	—	(16)	—	(9)
Class K	—	(5)	—	(3)

Decrease in net assets resulting from dividends and distributions to shareholders	(137,943)	(158,656)	(96,615)	(98,943)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,574,954	12,491,883	4,576,959	7,709,336

Net Assets
Total increase in net assets	4,159,251	12,054,518	4,977,662	7,291,206
Beginning of period	12,166,781	112,263	7,417,310	126,104

End of period	$16,326,032	$12,166,781	$12,394,972	$7,417,310

Undistributed (distributions in excess of) net investment income	$(1,323)	$2,156	$1,166	$958

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	13

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$44,400	$37,394	$8,463	$3,864
Net realized gain (loss)	(11,349)	(71,148)	(15,944)	5,284
Net change in unrealized appreciation/depreciation	193,180	(137,673)	37,196	(23,807)

Net increase (decrease) in net assets resulting from operations	226,231	(171,427)	29,715	(14,659)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(22,453)	(18,495)	(3,883)	(1,496)
Investor A	(15,937)	(13,393)	(3,252)	(914)
Investor C	(536)	(589)	(357)	(715)
Class K	(2,777)	(4,510)	(220)	(375)
Class R	(1,662)	(221)	(234)	(196)
Net realized gain:
Institutional	—	(147)	(226)	(1,174)
Investor A	—	(145)	(220)	(1,050)
Investor C	—	(6)	(44)	(873)
Class K	—	(36)	(11)	(188)
Class R	—	(3)	(19)	(187)

Decrease in net assets resulting from dividends and distributions to shareholders	(43,365)	(37,545)	(8,466)	(7,168)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,097,665	3,342,643	676,132	383,669

Net Assets
Total increase in net assets	2,280,531	3,133,671	697,381	361,842
Beginning of period	3,250,652	116,981	480,289	118,447

End of period	$5,531,183	$3,250,652	$1,177,670	$480,289

Undistributed net investment income	$1,279	$244	$681	$164

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.07		$11.21	$10.00

Net investment income[2]	0.12		0.25	0.11
Net realized and unrealized gain (loss)	0.51		(0.19)	1.63

Net increase from investment operations	0.63		0.06	1.74

Dividends and distributions from:
Net investment income	(0.11)		(0.20)	(0.11)
Net realized gain	—		(0.00)[3]	(0.42)

Total dividends and distributions	(0.11)		(0.20)	(0.53)

Net asset value, end of period	$11.59		$11.07	$11.21

Total Investment Return[4]
Based on net asset value	5.68%	[5]	0.49%	17.40%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.89%	[7,8,9]	1.06% [10,11]	24.41%	[7]

Total expenses after fees waived	0.76%	[7,8,9]	0.74% [10,11]	0.73%	[7]

Net investment income	1.99%	[7,8,9]	2.25% [10,11]	1.93%	[7]

Supplemental Data
Net assets, end of period (000)	$5,019		$3,233	$22

Portfolio turnover of the Master Portfolio	6%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	15

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.06		$11.21	$10.00

Net investment income[2]	0.10		0.21	0.09
Net realized and unrealized gain (loss)	0.51		(0.19)	1.63

Net increase from investment operations	0.61		0.02	1.72

Dividends and distributions from:
Net investment income	(0.09)		(0.17)	(0.09)
Net realized gain	—		(0.00)[3]	(0.42)

Total dividends and distributions	(0.09)		(0.17)	(0.51)

Net asset value, end of period	$11.58		$11.06	$11.21

Total Investment Return[4]
Based on net asset value	5.55%	[5]	0.18%	17.26%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.14%	[7,8,9]	1.32% [10,11]	24.68%	[7]

Total expenses after fees waived	1.01%	[7,8,9]	0.99% [10,11]	0.98%	[7]

Net investment income	1.68%	[7,8,9]	1.87% [10,11]	1.67%	[7]

Supplemental Data
Net assets, end of period (000)	$9,233		$7,076	$22

Portfolio turnover of the Master Portfolio	6%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.86%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$11.21	$10.00

Net investment income[2]	0.06		0.14	0.05
Net realized and unrealized gain (loss)	0.50		(0.20)	1.63

Net increase (decrease) from investment operations	0.56		(0.06)	1.68

Dividends and distributions from:
Net investment income	(0.06)		(0.10)	(0.05)
Net realized gain	—		(0.00)[3]	(0.42)

Total dividends and distributions	(0.06)		(0.10)	(0.47)

Net asset value, end of period	$11.55		$11.05	$11.21

Total Investment Return[4]
Based on net asset value	5.06%	[5]	(0.54)%	16.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.89%	[7,8,9]	2.10% [10,11]	25.46%	[7]

Total expenses after fees waived	1.76%	[7,8,9]	1.75% [10,11]	1.72%	[7]

Net investment income	1.07%	[7,8,9]	1.25% [10,11]	0.95%	[7]

Supplemental Data
Net assets, end of period (000)	$418		$245	$22

Portfolio turnover of the Master Portfolio	6%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	17

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.09		$11.21	$10.00

Net investment income[2]	0.13		0.26	0.13
Net realized and unrealized gain (loss)	0.52		(0.16)	1.63

Net increase from investment operations	0.65		0.10	1.76

Dividends and distributions from:
Net investment income	(0.13)		(0.22)	(0.13)
Net realized gain	—		(0.00)[3]	(0.42)

Total dividends and distributions	(0.13)		(0.22)	(0.55)

Net asset value, end of period	$11.61		$11.09	$11.21

Total Investment Return[4]
Based on net asset value	5.82%	[5]	0.87%	17.60%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.54%	[7,8,9]	0.71% [10,11]	24.05%	[7]

Total expenses after fees waived	0.40%	[7,8,9]	0.38% [10,11]	0.38%	[7]

Net investment income	2.20%	[7,8,9]	2.31% [10,11]	2.29%	[7]

Supplemental Data
Net assets, end of period (000)	$1,349		$1,590	$22

Portfolio turnover of the Master Portfolio	6%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.89%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.09		$11.21	$10.00

Net investment income[2]	0.08		0.17	0.08
Net realized and unrealized gain (loss)	0.51		(0.17)	1.63

Net increase from investment operations	0.59		—	1.71

Dividends and distributions from:
Net investment income	(0.08)		(0.12)	(0.08)
Net realized gain	—		(0.00)[3]	(0.42)

Total dividends and distributions	(0.08)		(0.12)	(0.50)

Net asset value, end of period	$11.60		$11.09	$11.21

Total Investment Return[4]
Based on net asset value	5.33%	[5]	0.02%	17.12%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.39%	[7,8,9]	1.57% [10,11]	24.94%	[7]

Total expenses after fees waived	1.26%	[7,8,9]	1.23% [10,11]	1.23%	[7]

Net investment income	1.46%	[7,8,9]	1.46% [10,11]	1.43%	[7]

Supplemental Data
Net assets, end of period (000)	$308		$22	$22

Portfolio turnover of the Master Portfolio	6%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.91%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	19

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.18		$11.52	$10.00

Net investment income[2]	0.12		0.24	0.11
Net realized and unrealized gain (loss)	0.59		(0.39)	1.99

Net increase (decrease) from investment operations	0.71		(0.15)	2.10

Dividends and distributions from:
Net investment income	(0.10)		(0.19)	(0.10)
Net realized gain	—		(0.00)[3]	(0.48)

Total dividends and distributions	(0.10)		(0.19)	(0.58)

Net asset value, end of period	$11.79		$11.18	$11.52

Total Investment Return[4]
Based on net asset value	6.39%	[5]	(1.32)%	20.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.94%	[7,8,9]	1.22% [10,11]	24.07%	[7]

Total expenses after fees waived	0.75%	[7,8,9]	0.72% [10,11]	0.71%	[7]

Net investment income	2.12%	[7,8,9]	2.13% [10,11]	1.88%	[7]

Supplemental Data
Net assets, end of period (000)	$4,149		$2,033	$23

Portfolio turnover of the Master Portfolio	5%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.62%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.10%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.17		$11.51	$10.00

Net investment income[2]	0.10		0.20	0.10
Net realized and unrealized gain (loss)	0.60		(0.37)	1.98

Net increase (decrease) from investment operations	0.70		(0.17)	2.08

Dividends and distributions from:
Net investment income	(0.09)		(0.17)	(0.09)
Net realized gain	—		(0.00)[3]	(0.48)

Total dividends and distributions	(0.09)		(0.17)	(0.57)

Net asset value, end of period	$11.78		$11.17	$11.51

Total Investment Return[4]
Based on net asset value	6.26%	[5]	(1.55)%	20.74%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.19%	[7,8,9]	1.48% [10,11]	22.59%	[7]

Total expenses after fees waived	1.00%	[7,8,9]	0.97% [10,11]	0.96%	[7]

Net investment income	1.73%	[7,8,9]	1.77% [10,11]	1.71%	[7]

Supplemental Data
Net assets, end of period (000)	$6,647		$4,121	$27

Portfolio turnover of the Master Portfolio	5%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.62%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.15%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	21

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.14		$11.49	$10.00

Net investment income[2]	0.05		0.09	0.05
Net realized and unrealized gain (loss)	0.60		(0.35)	1.98

Net increase (decrease) from investment operations	0.65		(0.26)	2.03

Dividends and distributions from:
Net investment income	(0.05)		(0.09)	(0.06)
Net realized gain	—		(0.00)[3]	(0.48)

Total dividends and distributions	(0.05)		(0.09)	(0.54)

Net asset value, end of period	$11.74		$11.14	$11.49

Total Investment Return[4]
Based on net asset value	5.81%	[5]	(2.28)%	20.30%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.94%	[7,8,9]	2.24% [10,11]	25.11%	[7]

Total expenses after fees waived	1.75%	[7,8,9]	1.72% [10,11]	1.70%	[7]

Net investment income	0.89%	[7,8,9]	0.80% [10,11]	0.89%	[7]

Supplemental Data
Net assets, end of period (000)	$222		$190	$30

Portfolio turnover of the Master Portfolio	5%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.62%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.09%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.20		$11.52	$10.00

Net investment income[2]	0.13		0.25	0.13
Net realized and unrealized gain (loss)	0.61		(0.35)	1.99

Net increase (decrease) from investment operations	0.74		(0.10)	2.12

Dividends and distributions from:
Net investment income	(0.12)		(0.22)	(0.12)
Net realized gain	—		(0.00)[3]	(0.48)

Total dividends and distributions	(0.12)		(0.22)	(0.60)

Net asset value, end of period	$11.82		$11.20	$11.52

Total Investment Return[4]
Based on net asset value	6.60%	[5]	(0.94)%	21.16%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.59%	[7,8,9]	0.87% [10,11]	23.70%	[7]

Total expenses after fees waived	0.40%	[7,8,9]	0.36% [10,11]	0.36%	[7]

Net investment income	2.28%	[7,8,9]	2.17% [10,11]	2.23%	[7]

Supplemental Data
Net assets, end of period (000)	$1,262		$1,050	$23

Portfolio turnover of the Master Portfolio	5%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.62%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.20%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	23

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.19		$11.52	$10.00

Net investment income[2]	0.09		0.15	0.08
Net realized and unrealized gain (loss)	0.60		(0.36)	1.99

Net increase (decrease) from investment operations	0.69		(0.21)	2.07

Dividends and distributions from:
Net investment income	(0.08)		(0.12)	(0.07)
Net realized gain	—		(0.00)[3]	(0.48)

Total dividends and distributions	(0.08)		(0.12)	(0.55)

Net asset value, end of period	$11.80		$11.19	$11.52

Total Investment Return[4]
Based on net asset value	6.13%	[5]	(1.85)%	20.67%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.44%	[7,8,9]	1.72% [10,11]	24.60%	[7]

Total expenses after fees waived	1.25%	[7,8,9]	1.21% [10,11]	1.22%	[7]

Net investment income	1.51%	[7,8,9]	1.31% [10,11]	1.39%	[7]

Supplemental Data
Net assets, end of period (000)	$115		$22	$23

Portfolio turnover of the Master Portfolio	5%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.62%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.19%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.24		$11.70	$10.00

Net investment income[2]	0.12		0.23	0.10
Net realized and unrealized gain (loss)	0.66		(0.51)	2.30

Net increase (decrease) from investment operations	0.78		(0.28)	2.40

Dividends and distributions from:
Net investment income	(0.10)		(0.18)	(0.10)
Net realized gain	—		(0.00)[3]	(0.60)

Total dividends and distributions	(0.10)		(0.18)	(0.70)

Net asset value, end of period	$11.92		$11.24	$11.70

Total Investment Return[4]
Based on net asset value	6.97%	[5]	(2.46)%	24.01%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.17%	[7,8,9]	2.00% [10,11]	23.73%	[7]

Total expenses after fees waived	0.75%	[7,8,9]	0.70% [10,11]	0.68%	[7]

Net investment income	2.04%	[7,8,9]	2.02% [10,11]	1.81%	[7]

Supplemental Data
Net assets, end of period (000)	$2,669		$1,646	$23

Portfolio turnover of the Master Portfolio	3%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.98%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.51%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	25

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.25		$11.70	$10.00

Net investment income[2]	0.11		0.19	0.09
Net realized and unrealized gain (loss)	0.65		(0.49)	2.29

Net increase (decrease) from investment operations	0.76		(0.30)	2.38

Dividends and distributions from:
Net investment income	(0.09)		(0.15)	(0.08)
Net realized gain	—		(0.00)[3]	(0.60)

Total dividends and distributions	(0.09)		(0.15)	(0.68)

Net asset value, end of period	$11.92		$11.25	$11.70

Total Investment Return[4]
Based on net asset value	6.76%	[5]	(2.61)%	23.86%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.41%	[7,8,9]	2.20% [10,11]	24.00%	[7]

Total expenses after fees waived	1.00%	[7,8,9]	0.95% [10,11]	0.93%	[7]

Net investment income	1.86%	[7,8,9]	1.65% [10,11]	1.56%	[7]

Supplemental Data
Net assets, end of period (000)	$2,200		$1,228	$23

Portfolio turnover of the Master Portfolio	3%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.98%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.23%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.18		$11.67	$10.00

Net investment income[2]	0.06		0.11	0.05
Net realized and unrealized gain (loss)	0.66		(0.50)	2.28

Net increase (decrease) from investment operations	0.72		(0.39)	2.33

Dividends and distributions from:
Dividends from net investment income	(0.05)		(0.10)	(0.06)
Net realized gain	—		(0.00)[3]	(0.60)

Total dividends and distributions	(0.05)		(0.10)	(0.66)

Net asset value, end of period	$11.85		$11.18	$11.67

Total Investment Return[4]
Based on net asset value	6.40%	[5]	(3.37)%	23.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.17%	[7,8,9]	2.99% [10,11]	24.78%	[7]

Total expenses after fees waived	1.75%	[7,8,9]	1.70% [10,11]	1.69%	[7]

Net investment income	1.02%	[7,8,9]	0.94% [10,11]	0.81%	[7]

Supplemental Data
Net assets, end of period (000)	$140		$95	$23

Portfolio turnover of the Master Portfolio	3%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.98%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.41%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	27

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.26		$11.70	$10.00

Net investment income[2]	0.14		0.24	0.12
Net realized and unrealized gain (loss)	0.66		(0.48)	2.30

Net increase (decrease) from investment operations	0.80		(0.24)	2.42

Dividends and distributions from:
Net investment income	(0.12)		(0.20)	(0.12)
Net realized gain	—		(0.00)[3]	(0.60)

Total dividends and distributions	(0.12)		(0.20)	(0.72)

Net asset value, end of period	$11.94		$11.26	$11.70

Total Investment Return[4]
Based on net asset value	7.10%	[5]	(2.08)%	24.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.82%	[7,8,9]	1.72% [10,11]	23.37%	[7]

Total expenses after fees waived	0.39%	[7,8,9]	0.35% [10,11]	0.33%	[7]

Net investment income	2.28%	[7,8,9]	2.04% [10,11]	2.17%	[7]

Supplemental Data
Net assets, end of period (000)	$279		$259	$23

Portfolio turnover of the Master Portfolio	3%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.98%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.24		$11.69	$10.00

Net investment income[2]	0.10		0.14	0.07
Net realized and unrealized gain (loss)	0.66		(0.48)	2.30

Net increase (decrease) from investment operations	0.76		(0.34)	2.37

Dividends and distributions from:
Dividends from net investment income	(0.09)		(0.11)	(0.08)
Net realized gain	—		(0.00)[3]	(0.60)

Total dividends and distributions	(0.09)		(0.11)	(0.68)

Net asset value, end of period	$11.91		$11.24	$11.69

Total Investment Return[4]
Based on net asset value	6.71%	[5]	(2.93)%	23.68%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.66%	[7,8,9]	2.57% [10,11]	24.26%	[7]

Total expenses after fees waived	1.25%	[7,8,9]	1.19% [10,11]	1.19%	[7]

Net investment income	1.72%	[7,8,9]	1.17% [10,11]	1.31%	[7]

Supplemental Data
Net assets, end of period (000)	$243		$22	$23

Portfolio turnover of the Master Portfolio	3%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.97%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	29

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.13		$11.85	$10.00

Net investment income[2]	0.13		0.23	0.10
Net realized and unrealized gain (loss)	0.68		(0.70)	2.45

Net increase (decrease) from investment operations	0.81		(0.47)	2.55

Dividends and distributions from:
Net investment income	(0.09)		(0.16)	(0.09)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.10)		(0.25)	(0.70)

Net asset value, end of period	$11.84		$11.13	$11.85

Total Investment Return[3]
Based on net asset value	7.28%	[4]	(4.02)%	25.58%	[4]

Ratios to Average Net Assets[5]
Total expenses	2.88%	[6,7,8]	9.82% [9,10]	23.56%	[6]

Total expenses after fees waived	0.76%	[6,7,8]	0.69% [9,10]	0.66%	[6]

Net investment income	2.23%	[6,7,8]	1.94% [9,10]	1.78%	[6]

Supplemental Data
Net assets, end of period (000)	$512		$164	$24

Portfolio turnover of the Master Portfolio	26%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 15.11%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.13		$11.85	$10.00

Net investment income[2]	0.12		0.16	0.09
Net realized and unrealized gain (loss)	0.67		(0.67)	2.46

Net increase (decrease) from investment operations	0.79		(0.51)	2.55

Dividends and distributions from:
Net investment income	(0.08)		(0.12)	(0.09)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.09)		(0.21)	(0.70)

Net asset value, end of period	$11.83		$11.13	$11.85

Total Investment Return[3]
Based on net asset value	7.08%	[4]	(4.35)%	25.50%	[4]

Ratios to Average Net Assets[5]
Total expenses	3.16%	[6,7,8]	8.94% [9,10]	23.83%	[6]

Total expenses after fees waived	1.01%	[6,7,8]	0.94% [9,10]	0.91%	[6]

Net investment income	1.97%	[6,7,8]	1.43% [9,10]	1.53%	[6]

Supplemental Data
Net assets, end of period (000)	$498		$163	$24

Portfolio turnover of the Master Portfolio	26%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.56%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 12.56%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	31

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.06		$11.82	$10.00

Net investment income[2]	0.05		0.10	0.04
Net realized and unrealized gain (loss)	0.70		(0.69)	2.45

Net increase (decrease) from investment operations	0.75		(0.59)	2.49

Dividends and distributions from:
Net investment income	(0.04)		(0.08)	(0.06)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.05)		(0.17)	(0.67)

Net asset value, end of period	$11.76		$11.06	$11.82

Total Investment Return[3]
Based on net asset value	6.76%	[4]	(5.01)%	24.98%	[4]

Ratios to Average Net Assets[5]
Total expenses	3.99%	[6,7,8]	11.00% [9,10]	24.62%	[6]

Total expenses after fees waived	1.75%	[6,7,8]	1.69% [9,10]	1.67%	[6]

Net investment income	0.92%	[6,7,8]	0.88% [9,10]	0.78%	[6]

Supplemental Data
Net assets, end of period (000)	$99		$109	$24

Portfolio turnover of the Master Portfolio	26%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 14.29%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.15		$11.86	$10.00

Net investment income[2]	0.14		0.23	0.12
Net realized and unrealized gain (loss)	0.70		(0.66)	2.46

Net increase (decrease) from investment operations	0.84		(0.43)	2.58

Dividends and distributions from:
Net investment income	(0.11)		(0.19)	(0.11)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.12)		(0.28)	(0.72)

Net asset value, end of period	$11.87		$11.15	$11.86

Total Investment Return[3]
Based on net asset value	7.48%	[4]	(3.71)%	25.84%	[4]

Ratios to Average Net Assets[5]
Total expenses	2.61%	[6,7,8]	9.68% [9,10]	23.20%	[6]

Total expenses after fees waived	0.40%	[6,7,8]	0.33% [9,10]	0.31%	[6]

Net investment income	2.32%	[6,7,8]	1.99% [9,10]	2.14%	[6]

Supplemental Data
Net assets, end of period (000)	$24		$22	$24

Portfolio turnover of the Master Portfolio	26%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.66%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	33

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.12		$11.84	$10.00

Net investment income[2]	0.09		0.13	0.07
Net realized and unrealized gain (loss)	0.69		(0.66)	2.46

Net increase (decrease) from investment operations	0.78		(0.53)	2.53

Dividends and distributions from:
Net investment income	(0.06)		(0.10)	(0.08)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.07)		(0.19)	(0.69)

Net asset value, end of period	$11.83		$11.12	$11.84

Total Investment Return[3]
Based on net asset value	7.00%	[4]	(4.54)%	25.33%	[4]

Ratios to Average Net Assets[5]
Total expenses	3.48%	[6,7,8]	10.53% [9,10]	24.09%	[6]

Total expenses after fees waived	1.25%	[6,7,8]	1.18% [9,10]	1.16%	[6]

Net investment income	1.53%	[6,7,8]	1.14% [9,10]	1.29%	[6]

Supplemental Data
Net assets, end of period (000)	$44		$22	$24

Portfolio turnover of the Master Portfolio	26%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.67%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that Master Portfolio (99.92%, 99.90%, 99.77% and 98.91% for the LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, respectively, as of June 30, 2012).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. The LifePath Portfolios record their investments in the LifePath Master Portfolios at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the LifePath Master Portfolios are discussed in Note 1 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the two periods ended December 31, 2011. The statutes of limitations on the LifePath Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a LifePath Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each

BLACKROCK FUNDS III	JUNE 30, 2012	35

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees of the Trust’s independent registered public accounting firm and legal counsel (the “independent expenses”) are paid directly by the LifePath Portfolios. BTC, has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2022. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$48
LifePath 2035 Portfolio	$64
LifePath 2045 Portfolio	$85
LifePath 2055 Portfolio	$67

For the six months ended June 30, 2012, affiliates of LifePath 2035 Portfolio received CDSCs relating to transactions in Investor A Shares of $371.

For the six months ended June 30, 2012, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2025 Portfolio	$197
LifePath 2045 Portfolio	$208
LifePath 2055 Portfolio	$600

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Capital Loss Carryforwards:

As of December 31, 2011, certain LifePath Portfolios had capital loss carryforwards with no expiration dates available to offset future realized capital gains as follows:

LifePath 2025 Portfolio	$227,304
LifePath 2035 Portfolio	$180,304
LifePath 2045 Portfolio	$85,468

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	152,361	$1,787,426	308,420	$3,585,836
Shares issued to shareholders in reinvestment of dividends and distributions	3,912	45,682	3,779	42,343
Shares redeemed	(15,090)	(177,697)	(22,232)	(250,826)

Net increase	141,183	$1,655,411	289,967	$3,377,353

Investor A
Shares sold	177,019	$2,021,763	743,173	$8,518,519
Shares issued to shareholders in reinvestment of dividends and distributions	6,082	70,873	7,269	81,569
Shares redeemed	(25,295)	(295,580)	(112,926)	(1,286,222)

Net increase	157,806	$1,797,056	637,516	$7,313,866

36	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2025 Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor C
Shares sold	16,417	$187,639	20,186	$219,747
Shares issued to shareholders in reinvestment of dividends and distributions	79	910	27	302
Shares redeemed	(2,521)	(29,638)	—	—

Net increase	13,975	$158,911	20,213	$220,049

Class K
Shares sold	4,581	$53,124	282,594	$3,190,420
Shares issued to shareholders in reinvestment of dividends and distributions	1,212	14,185	2,730	30,725
Shares redeemed	(32,996)	(381,462)	(143,907)	(1,640,530)

Net increase (decrease)	(27,203)	$(314,153)	141,417	$1,580,615

Class R
Shares sold	31,812	$363,111	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	90	1,056	—	—
Shares redeemed	(7,370)	(86,438)	—	—

Net increase	24,532	$277,729	—	—

Total Net Increase	310,293	$3,574,954	1,089,113	$12,491,883

LifePath 2035 Portfolio
Institutional
Shares sold	179,919	$2,163,340	187,358	$2,242,066
Shares issued to shareholders in reinvestment of dividends and distributions	2,820	33,517	2,382	27,198
Shares redeemed	(12,581)	(148,613)	(9,833)	(113,675)

Net increase	170,158	$2,048,244	179,907	$2,155,589

Investor A
Shares sold	218,353	$2,535,121	411,896	$4,866,349
Shares issued to shareholders in reinvestment of dividends and distributions	3,841	45,606	4,340	49,724
Shares redeemed	(26,819)	(314,800)	(49,782)	(580,912)

Net increase	195,375	$2,265,927	366,454	$4,335,161

Investor C
Shares sold	5,486	$64,612	18,711	$215,709
Shares issued to shareholders in reinvestment of dividends and distributions	32	381	50	559
Shares redeemed	(3,665)	(43,858)	(4,277)	(47,057)

Net increase	1,853	$21,135	14,484	$169,211

Class K
Shares sold	13,134	$153,402	134,726	$1,559,562
Shares issued to shareholders in reinvestment of dividends and distributions	1,024	12,232	1,711	19,640
Shares redeemed	(1,107)	(12,647)	(44,680)	(529,827)

Net increase	13,051	$152,987	91,757	$1,049,375

BLACKROCK FUNDS III	JUNE 30, 2012	37

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2035 Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class R
Shares sold	8,976	$104,182	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	40	479	—	—
Shares redeemed	(1,305)	(15,995)	—	—

Net increase	7,711	$88,666	—	—

Total Net Increase	388,148	$4,576,959	652,602	$7,709,336

LifePath 2045 Portfolio
Institutional
Shares sold	83,466	$1,018,095	150,876	$1,790,065
Shares issued to shareholders in reinvestment of dividends and distributions	1,846	22,245	1,575	18,285
Shares redeemed	(7,764)	(92,451)	(8,082)	(94,178)

Net increase	77,548	$947,889	144,369	$1,714,172

Investor A
Shares sold	78,995	$930,512	126,500	$1,525,233
Shares issued to shareholders in reinvestment of dividends and distributions	1,286	15,442	1,134	13,226
Shares redeemed	(4,938)	(59,021)	(20,422)	(231,972)

Net increase	75,343	$886,933	107,212	$1,306,487

Investor C
Shares sold	7,405	$87,610	8,267	$94,835
Shares issued to shareholders in reinvestment of dividends and distributions	6	77	16	185
Shares redeemed	(4,087)	(48,590)	(1,761)	(21,566)

Net increase	3,324	$39,097	6,522	$73,454

Class K
Shares sold	2,368	$28,435	21,328	$252,476
Shares issued to shareholders in reinvestment of dividends and distributions	210	2,534	355	4,140
Shares redeemed	(2,240)	(26,324)	(679)	(8,086)

Net increase	338	$4,645	21,004	$248,530

Class R
Shares sold	18,897	$224,313	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	115	1,382	—	—
Shares redeemed	(564)	(6,594)	—	—

Net increase	18,448	$219,101	—	—

Total Net Increase	175,001	$2,097,665	279,107	$3,342,643

LifePath 2055 Portfolio
Institutional
Shares sold	32,097	$390,731	12,679	$147,015
Shares issued to shareholders in reinvestment of dividends and distributions	326	3,906	189	2,160
Shares redeemed	(3,905)	(47,959)	(123)	(1,420)

Net increase	28,518	$346,678	12,745	$147,755

38	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2055 Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	34,175	$404,824	24,017	$280,326
Shares issued to shareholders in reinvestment of dividends and distributions	275	3,277	138	1,533
Shares redeemed	(7,005)	(82,132)	(11,500)	(141,503)

Net increase	27,445	$325,969	12,655	$140,356

Investor C
Shares sold	3,813	$46,583	8,004	$97,427
Shares issued to shareholders in reinvestment of dividends and distributions	16	197	98	1,138
Shares redeemed	(5,191)	(63,042)	(281)	(3,007)

Net increase (decrease)	(1,362)	$(16,262)	7,821	$95,558

Class R
Shares sold	1,709	$19,631	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	9	116	—	—

Net increase	1,718	$19,747	—	—

Total Net Increase	56,319	$676,132	33,221	$383,669

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2012	39

Master Portfolio Information as of June 30, 2012	Master Investment Portfolio

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	62%
Fixed Income Funds	36
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	36%
CoreAlpha Bond Master Portfolio	31
iShares MSCI EAFE Index Fund	9
iShares Barclays TIPS Bond Fund	5
ACWI ex-US Index Master Portfolio	4
iShares MSCI Emerging Markets Index Fund	3
Master Small Cap Index Series	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
iShares Cohen & Steers Realty Majors Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	76%
Fixed Income Funds	22
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	43%
CoreAlpha Bond Master Portfolio	20
ACWI ex-US Index Master Portfolio	8
iShares MSCI EAFE Index Fund	8
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
iShares MSCI Emerging Markets Index Fund	3
Master Small Cap Index Series	3
iShares Barclays TIPS Bond Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	1

The Portfolios’ allocation and holdings listed above are current as the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

40	BLACKROCK FUNDS III	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012 (concluded)	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	87%
Fixed Income Funds	11
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	50%
CoreAlpha Bond Master Portfolio	11
ACWI ex-US Index Master Portfolio	11
iShares MSCI EAFE Index Fund	8
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI Emerging Markets Index Fund	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI Canada Index Fund	1

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	56%
ACWI ex-US Index Master Portfolio	19
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	6
iShares MSCI EAFE Index Fund	5
iShares MSCI Emerging Markets Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
CoreAlpha Bond Master Portfolio	1
iShares MSCI Canada Index Fund	1

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2012	41

Master Portfolio Information as of June 30, 2012 (concluded)	Master Investment Portfolio

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Microsoft Corp.	3
Wells Fargo & Co.	2
Exxon Mobil Corp.	2
Verizon Communications, Inc.	2
International Business Machines Corp.	2
Google, Inc., Class A	2
Pfizer, Inc.	1
Boeing Co.	1
JPMorgan Chase & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Consumer Discretionary	14
Industrials	13
Health Care	12
Financials	11
Consumer Staples	10
Energy	9
Materials	4
Utilities	3
Telecommunication Services	3

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

42	BLACKROCK FUNDS III	JUNE 30, 2012

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 63.6%
Active Stock Master Portfolio	$5,950,723	$5,950,723
ACWI ex-US Index Master Portfolio	$673,996	673,996
iShares Cohen & Steers Realty Majors Index Fund (b)	4,908	385,965
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	14,602	416,303
iShares MSCI Canada Index Fund	7,673	198,270
iShares MSCI EAFE Index Fund	28,450	1,421,362
iShares MSCI EAFE Small Cap Index Fund	6,454	233,247
iShares MSCI Emerging Markets Index Fund	14,584	571,547
Master Small Cap Index Series	$538,196	538,196

		10,389,609
Fixed Income Funds — 36.5%
CoreAlpha Bond Master Portfolio	$5,194,594	5,194,594
iShares Barclays TIPS Bond Fund	6,520	780,444

		5,975,038

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25%, (c)(d)	245,305	$245,305
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	57,242	57,242

		302,547
Total Affiliated Investment Companies (Cost — $16,453,030*) — 102.0%		16,667,194
Liabilities in Excess of Other Assets — (2.0)%		(318,518)

Net Assets — 100.0%		$16,348,676

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$16,453,030

Gross unrealized appreciation	$576,001
Gross unrealized depreciation	(361,837)

Net unrealized appreciation	$214,164

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30,2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$4,575,528	$1,375,195	[1]	—	$5,950,723	$5,950,723	$115,074	$56,542
ACWI US Index Master Portfolio	$71,013	$602,983	[1]	—	$673,996	$673,996	$(4,625)	$6,493
BlackRock Cash Funds: Institutional, SL Agency Shares	253,632	—		(8,327)[2]	245,305	$245,305	—	$327
BlackRock Cash Funds: Prime, SL Agency Shares	77,542	—		(20,300)[2]	57,242	$57,242	—	$76
Core Alpha Bond Master Portfolio	$3,701,752	$1,492,842	[1]	—	$5,194,594	$5,194,594	$5,085	$64,342
iShares Barclays TIPS Bond Fund	4,832	1,688		—	6,520	$780,444	—	$10,114
iShares Cohen & Steers Realty Majors Index Fund	3,901	1,169		(162)	4,908	$385,965	$1,225	$5,243
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	11,898	3,249		(545)	14,602	$416,303	$(2,208)	$9,284
iShares MSCI Canada Index Fund	7,352	321		—	7,673	$198,270	—	$1,656
iShares MSCI EAFE Index Fund	26,801	1,649		—	28,450	$1,421,362	—	$32,692
iShares MSCI EAFE Small Cap Index Fund	5,331	1,123		—	6,454	$233,247	—	$3,557
iShares MSCI Emerging Markets Index Fund	13,412	1,172		—	14,584	$571,547	—	$6,831
Master Small Cap Index Series	$412,480	$125,716	[1]	—	$538,196	$538,196	$10,264	$4,456

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	43

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$4,309,685	$12,357,509	—	$16,667,194

Certain of the Master Portfolio’s liabilities are held at carrying amounts which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $266,050 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 77.2%
Active Stock Master Portfolio	$5,502,249	$5,502,249
ACWI ex-US Index Master Portfolio	$1,078,624	1,078,624
iShares Cohen & Steers Realty Majors Index Fund (b)	5,883	462,639
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	16,866	480,850
iShares MSCI Canada Index Fund	5,359	138,476
iShares MSCI EAFE Index Fund	19,462	972,321
iShares MSCI EAFE Small Cap Index Fund	6,197	223,960
iShares MSCI Emerging Markets Index Fund	9,863	386,531
Master Small Cap Index Series	$341,370	341,370

		9,587,020
Fixed Income Funds — 22.7%
CoreAlpha Bond Master Portfolio	$2,496,764	2,496,764
iShares Barclays TIPS Bond Fund	2,641	316,128

		2,812,892

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25%, (c)(d)	227,907	$227,907
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	57,242	57,242

		285,149
Total Affiliated Investment Companies (Cost — $ 12,551,276*) — 102.2%		12,685,061
Liabilities in Excess of Other Assets — (2.2)%		(270,338)

Net Assets — 100.0%		$12,414,723

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$12,558,719

Gross unrealized appreciation	$426,901
Gross unrealized depreciation	(300,559)

Net unrealized appreciation	$126,342

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$3,428,411	$2,073,838	[1]	—	$5,502,249	$5,502,249	$30,375	$48,013
ACWI ex-US Index Master Portfolio	$166,164	$912,460	[1]	—	$1,078,624	$1,078,624	$(20,824)	$11,985
BlackRock Cash Funds: Institutional, SL Agency Shares	169,991	57,916	[1]	—	227,907	$227,907	—	$344
BlackRock Cash Funds: Prime, SL Agency Shares	49,989	7,253	[1]	—	57,242	$57,242	—	$82
CoreAlpha Bond Master Portfolio	$1,392,205	$1,104,559	[1]	—	$2,496,764	$2,496,764	$372	$27,491
iShares Barclays TIPS Bond Fund	1,528	1,113		—	2,641	$316,128	—	$3,784
iShares Cohen & Steers Realty Majors Index Fund	3,512	2,371		—	5,883	$462,639	—	$5,886
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	10,719	6,176		(29)	16,866	$480,850	$(104)	$10,136
iShares MSCI Canada Index Fund	4,932	427		—	5,359	$138,476	—	$1,157
iShares MSCI EAFE Index Fund	18,186	1,869		(593)	19,462	$972,321	$(6,312)	$22,364
iShares MSCI EAFE Small Cap Index Fund	3,878	2,319		—	6,197	$223,960	—	$3,566
iShares MSCI Emerging Markets Index Fund	9,150	856		(143)	9,863	$386,531	$(807)	$4,619
Master Small Cap Index Series	$215,825	$125,545	[1]	—	$341,370	$341,370	$6,760	$2,635

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,266,054	$9,419,007	—	$12,685,061

Certain of the Master Portfolio’s liabilities are held at carrying amounts which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $266,050 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	45

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 88.8%
Active Stock Master Portfolio	$2,834,559	$2,834,559
ACWI ex-US Index Master Portfolio	$598,282	598,282
iShares Cohen & Steers Realty Majors Index Fund	3,266	256,838
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	9,855	280,966
iShares MSCI Canada Index Fund	2,455	63,437
iShares MSCI EAFE Index Fund	9,274	463,329
iShares MSCI EAFE Small Cap Index Fund	3,137	113,371
iShares MSCI Emerging Markets Index Fund	4,722	185,055
Master Small Cap Index Series	$130,288	130,288

		4,926,125
Fixed Income Funds — 11.1%
CoreAlpha Bond Master Portfolio	$613,286	613,286

		613,286

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25%, (c)(d)	95,104	$95,104
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	24,528	24,528

		119,632
Total Affiliated Investment Companies (Cost — $ 5,578,537*) — 102.1%		5,659,043
Liabilities in Excess of Other Assets — (2.1)%		(113,226)

Net Assets — 100.0%		$5,545,817

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$5,580,521

Gross unrealized appreciation	$381,169
Gross unrealized depreciation	(302,647)

Net unrealized appreciation	$78,522

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$1,730,629	$1,103,930	[1]	—	$2,834,559	$2,834,559	$2,436	$24,762
ACWI US Index Master Portfolio	$106,097	$492,185	[1]	—	$598,282	$598,282	$(14,259)	$7,545
BlackRock Cash Funds: Institutional, SL Agency Shares	80,415	14,689	[1]	—	95,104	$95,104	—	$137
BlackRock Cash Funds: Prime, SL Agency Shares	24,127	401	[1]	—	24,528	$24,528	—	$31
Core Alpha Bond Master Portfolio	$307,353	$305,934	[1]	—	$613,287	$613,287	$(1,047)	$6,465
iShares Cohen & Steers Realty Majors Index Fund	1,953	1,340		(27)	3,266	256,838	$204	$3,376
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5,953	3,963		(61)	9,855	280,966	$75	$5,921
iShares MSCI Canada Index Fund	2,376	119		(40)	2,455	63,437	$(119)	$530
iShares MSCI EAFE Index Fund	8,758	666		(150)	9,274	463,329	$(763)	$10,657
iShares MSCI EAFE Small Cap Index Fund	1,914	1,129		(6)	3,137	113,371	$(7)	$1,771
iShares MSCI Emerging Markets Index Fund	4,402	386		(66)	4,722	185,055	$(384)	$2,212
Master Small Cap Index Series	$80,949	$49,339	[1]	—	$130,288	$130,288	$2,513	$1,011

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,482,628	$4,176,415	—	$5,659,043

Certain of the Master Portfolio’s liabilities are held at carrying amounts which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $114,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 98.7%
Active Stock Master Portfolio	$665,514	$665,514
ACWI ex-US Index Master Portfolio	$219,524	219,524
iShares Cohen & Steers Realty Majors Index Fund	830	65,271
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,543	72,501
iShares MSCI Canada Index Fund	373	9,638
iShares MSCI EAFE Index Fund	1,208	60,352
iShares MSCI EAFE Small Cap Index Fund	751	27,141
iShares MSCI Emerging Markets Index Fund	694	27,198
Master Small Cap Index Series	$26,695	26,695

		1,173,834

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 1.0%
CoreAlpha Bond Master Portfolio	$11,703	$11,703

		11,703
Total Affiliated Investment Companies (Cost — $ 1,146,435*) — 99.7%		1,185,537
Other Assets in Excess of Liabilities — 0.3%		4,053

Net Assets — 100.0%		$1,189,590

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,146,599

Gross unrealized appreciation	$95,026
Gross unrealized depreciation	(56,088)

Net unrealized appreciation	$38,938

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$275,426	$390,088	[1]	—	$665,514	$665,514	$(8,744)	$4,928
ACWI US Index Master Portfolio	$31,897	$187,627	[1]	—	$219,524	$219,524	$(7,644)	$2,858
BlackRock Cash Funds: Institutional, SL Agency Shares	12,295	—		(12,295)[2]	—	—	—	26
BlackRock Cash Funds: Prime, SL Agency Shares	2,603	—		(2,603)[2]	—	—	—	5
Core Alpha Bond Master Portfolio	$4,789	$6,914	[1]	—	$11,703	$11,703	$(30)	$118
iShares Cohen & Steers Realty Majors Index Fund	366	511		(47)	830	65,271	666	826
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,088	1,575		(120)	2,543	72,501	135	1,449
iShares MSCI Canada Index Fund	355	50		(32)	373	9,638	1	81
iShares MSCI EAFE Index Fund	1,302	189		(283)	1,208	60,352	(1,867)	1,498
iShares MSCI EAFE Small Cap Index Fund	315	449		(13)	751	27,141	61	411
iShares MSCI Emerging Markets Index Fund	655	93		(54)	694	27,198	20	325
Master Small Cap Index Series	$18,578	$8,118	[1]	—	$26,696	$26,696	$1,324	$382

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, trans-

fers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$262,101	$923,436	—	$1,185,537

Certain of the Master Portfolio’s liabilities are held at carrying amounts which approximates fair value for financials statement purposes. As of June 30, 2012, bank overdraft of $3,532 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	47

Schedule of Investments June 30, 2012 (Unaudited)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.4%
Alliant Techsystems, Inc.	2,903	$146,805
The Boeing Co.	526,800	39,141,240
Exelis, Inc.	132,585	1,307,288
General Dynamics Corp.	87,565	5,775,787
Goodrich Corp.	2,499	317,123
Honeywell International, Inc.	216,670	12,098,853
L-3 Communications Holdings, Inc.	13,008	962,722
Lockheed Martin Corp.	96,100	8,368,388
Northrop Grumman Corp. (a)	80,360	5,126,164
Precision Castparts Corp.	47,200	7,763,928
Raytheon Co.	140,990	7,978,624
Rockwell Collins, Inc.	20,770	1,024,999
Textron, Inc.	303,100	7,538,097
Triumph Group, Inc.	5,465	307,516
United Technologies Corp.	304,945	23,032,496

		120,890,030
Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	27,369	1,601,908
Expeditors International of Washington, Inc.	33,582	1,301,302
United Parcel Service, Inc., Class B	90,535	7,130,537

		10,033,747
Airlines — 0.8%
Copa Holdings SA (a)	73,967	6,100,798
Delta Air Lines, Inc. (b)	1,542,610	16,891,580

		22,992,378
Auto Components — 0.2%
Allison Transmission Holdings, Inc.	110,600	1,942,136
Delphi Automotive Plc (b)	18,810	479,655
Federal-Mogul Corp. (b)	5,189	57,079
Johnson Controls, Inc.	80,610	2,233,703
Lear Corp.	16,736	631,449
Visteon Corp. (b)	600	22,500
WABCO Holdings, Inc. (a)(b)	19,781	1,047,009

		6,413,531
Automobiles — 0.2%
Ford Motor Co.	185,420	1,778,178
Tesla Motors, Inc. (b)	139,400	4,361,826

		6,140,004
Beverages — 2.2%
Brown-Forman Corp., Class B (a)	20,352	1,971,091
The Coca-Cola Co.	459,713	35,944,959
Diageo Plc	255,680	6,584,771
Molson Coors Brewing Co., Class B	20,816	866,154
Monster Beverage Corp. (b)	26,160	1,862,592
PepsiCo Inc.	208,104	14,704,629

		61,934,196
Biotechnology — 1.4%
Amgen, Inc.	65,846	4,809,392
Biogen Idec, Inc. (b)	84,639	12,220,179
Celgene Corp. (b)	171,860	11,026,537
Gilead Sciences, Inc. (b)	67,844	3,479,040
Medivation, Inc. (b)	442	40,399
Myriad Genetics, Inc. (b)	265,644	6,314,358
Vertex Pharmaceuticals, Inc. (b)	5,989	334,905

		38,224,810
Building Products — 0.1%
Fortune Brands Home & Security, Inc. (b)	56,403	1,256,095
Capital Markets — 0.6%
American Capital Ltd. (b)	38,654	389,246
Ameriprise Financial, Inc.	30,201	1,578,304
The Bank of New York Mellon Corp.	6	132

Common Stocks	Shares	Value

Capital Markets (concluded)
The Goldman Sachs Group, Inc.	84,062	$8,058,183
Jefferies Group, Inc.	305,499	3,968,432
Legg Mason, Inc.	52,686	1,389,330
Morgan Stanley	27,558	402,071
T Rowe Price Group, Inc.	2,233	140,590

		15,926,288
Chemicals — 2.3%
Airgas, Inc.	1,512	127,023
Cabot Corp.	5,754	234,188
Celanese Corp.	163,100	5,646,522
CF Industries Holdings, Inc.	40,459	7,838,527
Cytec Industries, Inc.	3,729	218,668
The Dow Chemical Co.	102,340	3,223,710
E.I. du Pont de Nemours & Co.	367,870	18,603,186
LyondellBasell Industries NV, Class A	24,207	974,816
Monsanto Co.	140,903	11,663,950
Olin Corp.	96,800	2,022,152
PPG Industries, Inc.	69,300	7,354,116
Praxair, Inc.	38,120	4,144,788
The Scotts Miracle-Gro Co., Class A	6,200	254,944

		62,306,590
Commercial Banks — 3.3%
Bank of Nova Scotia	104,890	5,426,356
BOK Financial Corp. (a)	1,913	111,337
First Citizens Bancshares, Inc., Class A	2,488	414,625
First Niagara Financial Group, Inc.	7,122	54,483
First Republic Bank (b)	73,729	2,477,294
M&T Bank Corp.	14,888	1,229,302
National Bank of Canada	86,900	6,203,064
SunTrust Banks, Inc.	56,492	1,368,801
The Toronto-Dominion Bank	64,740	5,060,065
U.S. Bancorp	511,609	16,453,346
Wells Fargo & Co.	1,590,664	53,191,804

		91,990,477
Commercial Services & Supplies — 0.1%
ACCO Brands Corp. (b)	39,735	410,860
The Brink’s Co.	5,229	121,208
Corrections Corp. of America	2,129	62,699
Republic Services, Inc.	9,902	262,007
Waste Connections, Inc. (a)	15,266	456,759

		1,313,533
Communications Equipment — 1.9%
Cisco Systems, Inc.	819,367	14,068,531
EchoStar Corp. (b)	3,933	103,910
F5 Networks, Inc. (b)	48,734	4,851,957
Harris Corp.	178,300	7,461,855
QUALCOMM, Inc.	459,738	25,598,212

		52,084,465
Computers & Peripherals — 5.2%
Apple, Inc. (b)	201,329	117,576,136
Dell, Inc. (b)	682,500	8,544,900
EMC Corp. (b)	298,200	7,642,866
Fusion-io, Inc. (b)	113,020	2,360,988
NetApp, Inc. (b)	155,700	4,954,374
QLogic Corp. (b)	322,900	4,420,501

		145,499,765
Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV	128,700	4,885,452
Fluor Corp.	164,400	8,111,496
Jacobs Engineering Group, Inc. (b)	277,320	10,499,335
KBR, Inc.	157,500	3,891,825

		27,388,108

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Finance — 0.6%
American Express Co.	117,639	$6,847,766
Capital One Financial Corp.	35,362	1,932,887
Discover Financial Services	227,800	7,877,324
Green Dot Corp., Class A (a)(b)	5,000	110,600

		16,768,577
Containers & Packaging — 0.3%
Ball Corp.	113,900	4,675,595
Crown Holdings, Inc. (b)	27,527	949,406
Owens-Illinois, Inc. (b)	1,260	24,154
Rock-Tenn Co, Class A	14,913	813,504
Sealed Air Corp.	107,810	1,664,587

		8,127,246
Diversified Consumer Services — 0.5%
Apollo Group, Inc., Class A (b)	226,800	8,207,892
ITT Educational Services, Inc. (a)(b)	110,404	6,707,043
Weight Watchers International, Inc. (a)(b)	3,657	188,555

		15,103,490
Diversified Financial Services — 2.2%
Bank of America Corp.	560,821	4,587,516
Citigroup, Inc.	509,708	13,971,096
JPMorgan Chase & Co.	1,027,708	36,720,007
Leucadia National Corp.	7,670	163,141
Moody’s Corp.	135,700	4,959,835
The NASDAQ OMX Group, Inc.	8,607	195,120
NYSE Euronext (a)	27,729	709,308

		61,306,023
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	581,585	20,739,321
BCE, Inc.	47,070	1,939,284
CenturyLink, Inc.	210,100	8,296,849
Level 3 Communications, Inc. (b)	110,100	2,438,715
Verizon Communications, Inc.	950,430	42,237,109

		75,651,278
Electric Utilities — 1.5%
American Electric Power Co., Inc.	102,579	4,092,902
Duke Energy Corp.	101,810	2,347,739
Edison International	46,850	2,164,470
Entergy Corp.	3,608	244,947
Exelon Corp.	11,260	423,601
FirstEnergy Corp.	68,370	3,363,120
ITC Holdings Corp. (a)	24,255	1,671,412
NextEra Energy, Inc.	73,800	5,078,178
Northeast Utilities	52,070	2,020,837
OGE Energy Corp.	1,496	77,478
PPL Corp.	46,210	1,285,100
Southern Co.	372,360	17,240,268
Xcel Energy, Inc.	39,838	1,131,797

		41,141,849
Electrical Equipment — 0.3%
The Babcock & Wilcox Co. (b)	39,724	973,238
Cooper Industries Plc, Class A	3,412	232,630
Hubbell, Inc. Class B (a)	12,092	942,451
Rockwell Automation, Inc.	23,850	1,575,531
Roper Industries, Inc.	33,900	3,341,862

		7,065,712
Electronic Equipment, Instruments & Components — 0.7%
AVX Corp.	2,150	22,984
Corning, Inc.	995,300	12,869,229
Dolby Laboratories, Inc., Class A (b)	28,484	1,176,389
Jabil Circuit, Inc.	209,000	4,248,970

		18,317,572

Common Stocks	Shares	Value

Energy Equipment & Services — 1.6%
CARBO Ceramics, Inc. (a)	456	$34,989
Dresser-Rand Group, Inc. (b)	5,717	254,635
Ensco PLC, Class A	125,600	5,899,432
Halliburton Co.	263,790	7,488,998
McDermott International, Inc. (b)	8,442	94,044
National Oilwell Varco, Inc.	109,481	7,054,956
Noble Corp. (b)	456,555	14,851,734
Schlumberger Ltd.	68,196	4,426,602
Weatherford International Ltd. (b)	408,368	5,157,688

		45,263,078
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	167,900	15,950,500
CVS Caremark Corp.	80,329	3,753,774
The Fresh Market, Inc. (b)	1,700	91,171
The Kroger Co.	674,340	15,637,945
Wal-Mart Stores, Inc.	324,785	22,644,010
Walgreen Co.	98,664	2,918,481
Whole Foods Market, Inc.	70,055	6,677,643

		67,673,524
Food Products — 1.9%
Archer Daniels Midland Co.	314,850	9,294,372
ConAgra Foods, Inc.	178,300	4,623,319
General Mills, Inc.	116,280	4,481,431
H.J. Heinz Co.	62,830	3,416,695
Kraft Foods, Inc., Class A	183,090	7,070,936
Mead Johnson Nutrition Co.	96,678	7,783,546
Post Holdings, Inc. (a)(b)	29,890	919,118
Ralcorp Holdings, Inc. (b)	1,289	86,028
Unilever NV	465,910	15,538,098

		53,213,543
Gas Utilities — 0.1%
Atmos Energy Corp.	22,548	790,758
ONEOK, Inc.	64,384	2,724,087

		3,514,845
Health Care Equipment & Supplies — 1.4%
Baxter International, Inc.	167,468	8,900,924
Gen-Probe, Inc. (b)	910	74,802
Hill-Rom Holdings, Inc.	17,939	553,418
Intuitive Surgical, Inc. (b)	12,535	6,941,758
Medtronic, Inc.	379,181	14,685,680
ResMed, Inc. (b)	141,600	4,417,920
Sirona Dental Systems, Inc. (b)	27,780	1,250,378
Thoratec Corp. (b)	26,203	879,897

		37,704,777
Health Care Providers & Services — 2.8%
Aetna, Inc.	150,780	5,845,740
AmerisourceBergen Corp.	415,831	16,362,950
Cardinal Health, Inc. (a)	349,028	14,659,176
Catalyst Health Solutions, Inc. (b)	869	81,199
Express Scripts Holding Co. (b)	240,507	13,427,496
HCA Holdings, Inc.	296,318	9,016,957
Health Net, Inc. (b)	958	23,251
Humana, Inc.	14,002	1,084,315
Lincare Holdings, Inc.	124,800	4,245,696
McKesson Corp.	103,100	9,665,625
Quest Diagnostics Inc.	37,230	2,230,077
WellCare Health Plans, Inc. (b)	17,713	938,789

		77,581,271
Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc. (b)	2,512	27,456
Cerner Corp. (b)	136,700	11,299,622

		11,327,078

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	49

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 2.1%
Brinker International, Inc.	228,800	$7,291,856
Choice Hotels International, Inc. (a)	5,057	201,926
Hyatt Hotels Corp, Class A (b)	7,880	292,821
Las Vegas Sands Corp.	157,600	6,854,024
Marriott International, Inc., Class A	196,100	7,687,120
Marriott Vacations Worldwide Corp. (a)(b)	15,084	467,302
McDonald’s Corp.	262,299	23,221,330
Panera Bread Co., Class A (b)	743	103,604
Starbucks Corp.	215,111	11,469,719
Starwood Hotels & Resorts Worldwide, Inc.	2	106
Wynn Resorts Ltd.	7,739	802,689
Yum! Brands, Inc.	7,900	508,918

		58,901,415
Household Durables — 0.4%
Garmin Ltd.	100,000	3,829,000
NVR, Inc. (b)	1,368	1,162,800
Tempur-Pedic International, Inc. (b)	32,141	751,778
Tupperware Brands Corp.	72,080	3,947,101
Whirlpool Corp.	4,407	269,532

		9,960,211
Household Products — 0.8%
The Clorox Co.	2,609	189,048
Kimberly-Clark Corp.	139,260	11,665,810
The Procter & Gamble Co.	182,431	11,173,899

		23,028,757
Independent Power Producers & Energy Traders — 0.1%
International Power Plc	468,400	3,070,887
NRG Energy, Inc. (b)	12,955	224,899

		3,295,786
Industrial Conglomerates — 2.4%
3M Co.	92,718	8,307,533
Danaher Corp.	319,700	16,649,976
General Electric Co.	1,396,547	29,104,039
Tyco International Ltd.	241,354	12,755,559

		66,817,107
Insurance — 3.5%
ACE Ltd.	200,520	14,864,548
Aflac, Inc.	140,392	5,979,295
American National Insurance Co. (a)	1,700	121,159
Aspen Insurance Holdings Ltd.	23,580	681,462
Axis Capital Holdings Ltd.	16,847	548,370
Berkshire Hathaway, Inc., Class B (b)	4,465	372,068
Chubb Corp.	84,760	6,172,223
CNA Financial Corp.	18,037	499,986
Endurance Specialty Holdings Ltd.	24,174	926,348
Everest Re Group Ltd.	993	102,766
Genworth Financial, Inc., Class A (b)	108,566	614,483
The Hanover Insurance Group, Inc.	22,485	879,838
Hartford Financial Services Group, Inc.	625,026	11,019,208
Kemper Corp.	3	92
Lincoln National Corp.	239,862	5,245,782
MetLife, Inc.	356,276	10,991,115
PartnerRe Ltd.	10,008	757,305
Prudential Financial, Inc.	228,426	11,062,671
Reinsurance Group of America, Inc.	4,100	218,161
RenaissanceRe Holdings Ltd.	1	76
The Travelers Cos., Inc.	318,920	20,359,853
Validus Holdings Ltd.	141,172	4,521,739
Willis Group Holdings Plc	38,208	1,394,210
XL Group Plc	39,170	824,137

		98,156,895

Common Stocks	Shares	Value

Internet & Catalog Retail — 1.6%
Amazon.com, Inc. (b)	99,100	$22,629,485
Expedia, Inc.	158,500	7,619,095
Groupon, Inc. (a)(b)	10,685	113,581
priceline.com, Inc. (b)	19,088	12,684,358
TripAdvisor, Inc. (b)	10,153	453,738

		43,500,257
Internet Software & Services — 2.2%
eBay, Inc. (b)	211,500	8,885,115
ExactTarget, Inc. (a)(b)	823	17,991
Facebook, Inc. (b)	17,180	534,642
Google, Inc., Class A (b)	72,324	41,952,983
IAC/InterActiveCorp	19,059	869,090
Millennial Media, Inc. (b)	2,336	30,812
Rackspace Hosting, Inc. (b)	182,000	7,997,080
VeriSign, Inc. (b)	21,148	921,418

		61,209,131
IT Services — 4.3%
Accenture Plc, Class A	190,100	11,423,109
Alliance Data Systems Corp. (b)	45,600	6,156,000
Amdocs Ltd. (b)	26,011	773,047
Automatic Data Processing, Inc.	26,840	1,493,914
Broadridge Financial Solutions, Inc.	21,209	451,116
Cognizant Technology Solutions Corp., Class A (b)	22,107	1,326,420
CoreLogic, Inc. (b)	12,681	232,189
DST Systems, Inc.	87,200	4,735,832
International Business Machines Corp.	215,885	42,222,788
Lender Processing Services, Inc.	145,600	3,680,768
MasterCard, Inc., Class A (a)	8,129	3,496,364
NeuStar Inc, Class A (b)	1,401	46,793
SAIC, Inc.	614,100	7,442,892
Total System Services, Inc.	3,535	84,593
Vantiv Inc, Class A (b)	3,667	85,405
VeriFone Systems, Inc. (b)	117,057	3,873,416
Visa, Inc., Class A (a)	95,421	11,796,898
The Western Union Co.	1,156,580	19,476,807

		118,798,351
Leisure Equipment & Products — 0.3%
Mattel, Inc.	94,034	3,050,463
Polaris Industries, Inc. (a)	83,328	5,956,285

		9,006,748
Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.	5,951	233,517
Bio-Rad Laboratories, Inc., Class A (b)	524	52,405
Bruker Corp. (b)	2,415	32,144
Illumina, Inc. (b)	2,296	92,735
Thermo Fisher Scientific, Inc.	15,415	800,193

		1,210,994
Machinery — 2.7%
AGCO Corp. (b)	7,646	349,651
Caterpillar, Inc.	110,320	9,367,271
Crane Co.	7,513	273,323
Cummins, Inc.	99,580	9,650,298
Deere & Co.	123,310	9,972,080
Dover Corp.	38,593	2,068,971
Eaton Corp.	170,200	6,745,026
Gardner Denver, Inc. (a)	5,618	297,248
Ingersoll-Rand Plc	197,100	8,313,678
PACCAR, Inc.	104,900	4,111,031
Parker Hannifin Corp.	94,100	7,234,408
Stanley Black & Decker, Inc.	151,725	9,765,021
Terex Corp. (b)	228,109	4,067,183
Toro Co. (a)	8,909	652,941
Trinity Industries, Inc.	5,661	141,412

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery (concluded)
Xylem, Inc. (a)	100,469	$2,528,805

		75,538,347
Media — 3.9%
CBS Corp., Class B	141,200	4,628,536
Comcast Corp, Class A	272,700	8,718,219
Comcast Corp, Special Class A	431,370	13,545,018
DIRECTV, Class A (b)	259,598	12,673,574
DISH Network Corp.	182,233	5,202,752
Interpublic Group of Cos., Inc.	614,100	6,662,985
John Wiley & Sons, Inc., Class A (a)	32,457	1,590,068
Liberty Media Corp. — Liberty Capital (b)	2,418	212,566
The McGraw-Hill Cos., Inc.	188,819	8,496,855
Regal Entertainment Group	212,000	2,917,120
Scripps Networks Interactive, Inc., Class A	11,049	628,246
Time Warner Cable, Inc.	195,517	16,051,946
Time Warner, Inc.	237,895	9,158,958
Viacom, Inc., Class B	186,996	8,792,552
The Walt Disney Co.	175,210	8,497,685
The Washington Post Co., Class B (a)	1,846	690,072

		108,467,152
Metals & Mining — 1.5%
Alcoa, Inc. (a)	628,678	5,500,932
Barrick Gold Corp.	58,030	2,182,991
BHP Billiton Ltd.	308,920	9,958,910
Freeport-McMoRan Copper & Gold, Inc.	259,346	8,835,918
Newmont Mining Corp.	2,837	137,623
Nucor Corp.	153,080	5,801,732
Rio Tinto Ltd.	54,630	3,163,915
Schnitzer Steel Industries, Inc. (a)	849	23,789
Southern Copper Corp.	61,982	1,953,063
Steel Dynamics, Inc.	315,900	3,711,825
Walter Energy, Inc.	6,949	306,868

		41,577,566
Multi-Utilities — 1.0%
Consolidated Edison, Inc.	22,790	1,417,310
Dominion Resources, Inc.	303,530	16,390,620
DTE Energy Co. (a)	5,112	303,295
PG&E Corp.	970	43,912
Public Service Enterprise Group, Inc. (a)	134,894	4,384,055
Sempra Energy	32,050	2,207,604
Wisconsin Energy Corp.	54,410	2,153,004

		26,899,800
Multiline Retail — 1.6%
Big Lots, Inc. (b)	184,200	7,513,518
Dollar General Corp. (b)	43,098	2,344,100
Dollar Tree, Inc. (b)	170,862	9,192,376
Family Dollar Stores, Inc.	1,957	130,101
J.C. Penney Co., Inc. (a)	128,303	2,990,743
Macy’s, Inc.	181,300	6,227,655
Nordstrom, Inc.	161,500	8,024,935
Target Corp.	119,800	6,971,162

		43,394,590
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	174,804	11,572,025
Apache Corp.	121,505	10,679,074
Cheniere Energy, Inc. (b)	11,492	169,392
Chevron Corp.	338,515	35,713,332
ConocoPhillips	124,293	6,945,493
CONSOL Energy, Inc.	14,700	444,528
Denbury Resources, Inc. (b)	507,100	7,662,281
Devon Energy Corp.	172,460	10,000,955
Enbridge, Inc.	200,090	7,980,440
EQT Corp.	60,600	3,249,978

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Exxon Mobil Corp. (a)	514,006	$43,983,493
Hess Corp.	73,060	3,174,457
HollyFrontier Corp.	10,054	356,213
Kinder Morgan Management LLC (a)(b)	7,709	565,995
Kinder Morgan, Inc.	56,363	1,816,016
Kosmos Energy Ltd. (a)(b)	5,450	60,223
Marathon Oil Corp.	481,539	12,312,952
Marathon Petroleum Corp.	81,651	3,667,763
Noble Energy, Inc.	17,800	1,509,796
Occidental Petroleum Corp.	141,411	12,128,821
Peabody Energy Corp.	261,927	6,422,450
Phillips 66 (b)	74,573	2,478,807
Royal Dutch Shell Plc Class A	49,940	1,682,103
Spectra Energy Corp.	87,860	2,553,212
Total SA	165,800	7,452,710
The Williams Cos., Inc.	10,375	299,007

		194,881,516
Paper & Forest Products — 0.3%
Domtar Corp. (a)	11,556	886,461
International Paper Co.	147,600	4,267,116
MeadWestvaco Corp.	120,330	3,459,487

		8,613,064
Personal Products — 0.5%
The Estee Lauder Cos., Inc., Class A	42,354	2,292,198
Herbalife Ltd.	249,408	12,053,889
Nu Skin Enterprises, Inc.	624	29,266

		14,375,353
Pharmaceuticals — 6.1%
Abbott Laboratories	351,390	22,654,113
Allergan, Inc.	11,080	1,025,676
Bristol-Myers Squibb Co.	249,931	8,985,019
Eli Lilly & Co.	377,055	16,179,430
Forest Laboratories, Inc. (b)	17,813	623,277
Johnson & Johnson (a)	486,763	32,885,708
Merck & Co., Inc.	818,493	34,172,083
Pfizer, Inc.	1,715,549	39,457,627
Valeant Pharmaceuticals International, Inc. (b)	132,700	5,943,633
Warner Chilcott Plc, Class A (b)	367,493	6,585,475

		168,512,041
Professional Services — 0.2%
Manpower, Inc. (a)	114,096	4,181,618
Verisk Analytics, Inc., Class A (b)	7,758	382,159

		4,563,777
Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.	2,734	198,817
American Tower Corp.	102,100	7,137,811
BRE Properties, Inc. (a)	3,871	193,627
Camden Property Trust (a)	18,820	1,273,549
Home Properties, Inc.	8,736	536,041
Piedmont Office Realty Trust, Inc. (a)	26,985	464,412
Public Storage (a)	13,266	1,915,743
Rayonier, Inc.	1	23
Simon Property Group, Inc.	6,141	955,908
Taubman Centers, Inc. (a)	3,800	293,208
Ventas, Inc.	7,709	486,592
Weyerhaeuser Co.	96,050	2,147,678

		15,603,409
Real Estate Management & Development — 0.0%
The Howard Hughes Corp. (b)	3,873	238,732
Road & Rail — 0.4%
Canadian National Railway Co.	78,050	6,585,859
Landstar System, Inc.	2,771	143,316

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	51

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Road & Rail (concluded)
Union Pacific Corp.	36,950	$4,408,505

		11,137,680
Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc. (b)	77,649	444,929
Altera Corp.	20,374	689,456
Avago Technologies Ltd.	89,810	3,224,179
Broadcom Corp., Class A (b)	180,736	6,108,877
Intel Corp.	270,451	7,207,519
KLA-Tencor Corp.	7,709	379,668
Linear Technology Corp.	1,136	35,591
LSI Corp. (b)	1,739,234	11,078,920
Marvell Technology Group Ltd.	265,950	2,999,916
Micron Technology, Inc. (b)	901,460	5,688,213
Silicon Laboratories, Inc. (a)(b)	24,064	912,026
Xilinx, Inc.	140,300	4,709,871

		43,479,165
Software — 4.2%
Ariba, Inc. (b)	2,120	94,891
Autodesk, Inc. (b)	4,698	164,383
Fortinet, Inc. (b)	12,427	288,555
Intuit, Inc.	6,132	363,934
Microsoft Corp.	2,601,811	79,589,399
Oracle Corp.	250,400	7,436,880
Red Hat, Inc. (b)	122,400	6,913,152
Salesforce.com, Inc. (b)	64,992	8,985,794
Splunk, Inc. (a)(b)	1,992	55,975
Symantec Corp. (b)	553,700	8,089,557
VMware, Inc., Class A (b)	59,600	5,425,984

		117,408,504
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A (a)	15,630	533,608
Advance Auto Parts, Inc. (a)	132,128	9,013,772
Bed Bath & Beyond, Inc. (b)	7,930	490,074
Chico’s FAS, Inc.	304,100	4,512,844
The Home Depot, Inc.	380,843	20,180,871
Limited Brands, Inc.	155,900	6,630,427
PetSmart, Inc.	120,800	8,236,144
Ross Stores, Inc.	6,473	404,368
Sally Beauty Holdings, Inc. (b)	19,598	504,453
The TJX Cos., Inc.	268,244	11,515,715

		62,022,276
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	133,091	7,783,161
Michael Kors Holdings Ltd. (b)	128,988	5,396,858
NIKE, Inc., Class B	960	84,269
Tumi Holdings, Inc. (a)(b)	3,072	53,760
Under Armour Inc, Class A (b)	65,300	6,169,544
VF Corp.	49,520	6,608,444

		26,096,036
Thrifts & Mortgage Finance — 0.0%
BankUnited, Inc. (a)	2,115	49,872
Tobacco — 1.6%
Altria Group, Inc.	101,590	3,509,935
Lorillard, Inc.	61,899	8,167,573
Philip Morris International, Inc.	378,836	33,057,229

		44,734,737
Trading Companies & Distributors — 0.1%
Air Lease Corp. (b)	4,557	88,360
MSC Industrial Direct Co., Inc.	13,441	881,058
WESCO International, Inc. (a)(b)	7,713	443,883

		1,413,301

Common Stocks	Shares	Value

Water Utilities — 0.2%
American Water Works Co., Inc.	175,899	$6,029,818
Wireless Telecommunication Services — 0.1%
MetroPCS Communications, Inc. (b)	53,457	323,415
Telephone & Data Systems, Inc.	43,995	936,653
United States Cellular Corp. (b)	6,834	263,929
Vodafone Group Plc	87,320	2,460,678

		3,984,675
Total Long-Term Investments (Cost — $ 2,527,683,050) — 97.9%		2,717,060,943

Short-Term Securities
Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	68,060,767	68,060,767
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	4,684,953	4,684,953

		72,745,720

	Par (000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.00%, 9/20/12 (f)(g)	$890	889,857
Total Short-Term Securities (Cost — $ 73,635,523) — 2.7%		73,635,577
Total Investments* (Cost — $ 2,601,318,573) — 100.6%		2,790,696,520
Liabilities in Excess of Other Assets — (0.6)%		(15,330,206)

Net Assets — 100.0%		$2,775,366,314

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,639,607,955

Gross unrealized appreciation	$266,919,212
Gross unrealized depreciation	(115,830,647)

Net unrealized appreciation	$151,088,565

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	128,263,976	(60,203,209)	68,060,767	$180,124
BlackRock Cash Funds:
Prime, SL Agency Shares	20,162,910	(15,477,957)	4,684,953	$32,394

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (concluded)	Active Stock Master Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
93	S&P 500 Index	Chicago Mercantile	September 2012	$6,307,260	$201,592

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,717,060,943	—	—	$2,717,060,943
Short-Term Securities:
Money Market Funds	72,745,720	—	—	72,745,720
U.S. Treasury Obligations	—	$889,857	—	889,857

Total	$2,789,806,663	$889,857	—	$2,790,696,520

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$201,592	—	—	$201,592

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio's assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$42,861	—	—	$42,861
Liabilities:
Collateral on securities
loned at value	—	$(21,774,844)	—	(21,774,844)

Total	$42,861	$(21,774,844)	$—	$(21,731,983)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	53

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2012 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$16,667,194	$12,685,061	$5,659,043	$1,185,537
Contributions receivable from investors	5,184	14,266	10,496	1,041
Investments sold receivable	17,000	25,000	12,000	40,772
Interest receivable	6	8	3	1
Securities lending income receivable	83	83	35	6
Receivable from advisor	18,842	19,141	19,554	19,944

Total assets	16,708,309	12,743,559	5,701,131	1,247,301

Liabilities
Collateral on securities loaned at value	266,050	266,050	114,000	—
Investments purchased payable	76,857	46,009	24,616	37,300
Bank overdraft	—	—	—	3,532
Professional fees payable	16,315	16,319	16,314	16,528
Trustees’ fees payable	411	458	384	351

Total liabilities	359,633	328,836	155,314	57,711

Net Assets	$16,348,676	$12,414,723	$5,545,817	$1,189,590

Net Assets Consist of
Investors’ capital	$16,134,512	$12,280,938	$5,465,311	$1,150,488
Net unrealized appreciation/depreciation	214,164	133,785	80,506	39,102

Net Assets	$16,348,676	$12,414,723	$5,545,817	$1,189,590

[1] Investments at cost — affiliated	$16,453,030	$12,551,276	$5,578,537	$1,146,435

[2] Securities loaned at value	$267,376	$267,376	$114,040	$—

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

June 30, 2012 (Unaudited)	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,717,950,800
Investments at value —affiliated[3]	72,745,720
Foreign currencies, at value (Cost — $42,391)	42,861
Contributions receivable from investors	37,160
Investments sold receivable	82,581,119
Cash	1,340
Dividends receivable	3,100,592
Securities lending income receivable	23,105
Interest receivable	349
Variation margin receivable	156,893

Total assets	2,876,639,939

Liabilities
Collateral on securities loaned at value	21,774,844
Investments purchased payable	57,177,122
Withdrawals payable to investors	21,654,000
Investment advisory fees payable	364,260
Administration fees payable	210,570
Professional fees payable	35,607
Trustees’ fees payable	5,433
Foreign taxes payable	51,789

Total liabilities	101,273,625

Net Assets	$2,775,366,314

Net Assets Consist of
Investors’ capital	$2,585,784,710
Net unrealized appreciation/depreciation	189,581,604

Net Assets	$2,775,366,314

[1] Investments at cost — unaffiliated	$2,528,572,853

[2] Securities loaned at value	$21,838,718

[3] Investments at cost — affiliated	$72,745,720

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	55

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$69,377	$51,512	$24,469	$4,591
Securities lending — affiliated	352	382	147	26
Income — affiliated	51	44	19	5
Net investment income allocated from the applicable Master Portfolios:
Dividends	66,631	61,998	33,020	8,087
Interest	65,202	28,126	6,763	199
Expenses	(16,425)	(12,041)	(5,626)	(1,146)
Fees waived	2,652	2,335	1,226	271

Total income	187,840	132,356	60,018	12,033

Expenses
Investment advisory	26,144	17,992	8,030	1,545
Professional	13,031	13,029	13,029	12,758
Independent Trustees	1,542	1,542	1,424	1,364

Total expenses	40,717	32,563	22,483	15,667
Less fees waived by advisor	(35,349)	(29,328)	(21,249)	(15,422)

Total expenses after fees waived	5,368	3,235	1,234	245

Net investment income	182,472	129,121	58,784	11,788

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(983)	(7,223)	(994)	(984)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	125,798	16,683	(10,357)	(15,094)

	124,815	9,460	(11,351)	(16,078)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	15,579	74,032	51,186	5,211
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	447,929	317,647	142,715	32,874

	463,508	391,679	193,901	38,085

Total realized and unrealized gain	588,323	401,139	182,550	22,007

Net Increase in Net Assets Resulting from Operations	$770,795	$530,260	$241,334	$33,795

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Operations (concluded)	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	Active Stock Master Portfolio

Investment Income
Dividends	$28,748,204
Foreign taxes withheld	(155,195)
Securities lending — affiliated	150,563
Income — affiliated	61,955
Interest	221

Total income	28,805,748

Expenses
Investment advisory	3,424,937
Administration	1,406,338
Professional	24,756
Independent Trustees	34,264

Total expenses	4,890,295
Less fees waived by advisor	(1,184,090)

Total expenses after fees waived	3,706,205

Net investment income	25,099,543

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	100,671,271
Payment by affiliate	773,484
Financial futures contracts	903,374
Foreign currency transactions	(353,791)

101,994,338

Net change in unrealized appreciation/depreciation on:
Investments	106,702,528
Financial futures contracts	206,428
Foreign currency transactions	1,967

106,910,923

Total realized and unrealized gain	208,905,261

Net Increase in Net Assets Resulting from Operations	$234,004,804

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	57

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$182,472	$205,398	$129,121	$129,199
Net realized gain (loss)	124,815	(171,841)	9,460	(138,974)
Net change in unrealized appreciation/depreciation	463,508	(267,008)	391,679	(279,531)

Net increase (decrease) in net assets resulting from operations	770,795	(233,451)	530,260	(289,306)

Capital Transactions
Proceeds from contributions	4,098,111	15,755,466	4,791,492	9,169,420
Value of withdrawals	(698,345)	(3,478,395)	(332,764)	(1,603,644)

Net increase in net assets derived from capital transactions	3,399,766	12,277,071	4,458,728	7,565,776

Net Assets
Total increase in net assets	4,170,561	12,043,620	4,988,988	7,276,470
Beginning of period	12,178,115	134,495	7,425,735	149,265

End of period	$16,348,676	$12,178,115	$12,414,723	$7,425,735

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$58,784	$49,485	$11,788	$6,398
Net realized gain (loss)	(11,351)	(71,506)	(16,078)	5,774
Net change in unrealized appreciation/depreciation	193,901	(137,806)	38,085	(25,000)

Net increase (decrease) in net assets resulting from operations	241,334	(159,827)	33,795	(12,828)

Capital Transactions
Proceeds from contributions	2,150,296	4,417,801	823,033	562,534
Value of withdrawals	(94,341)	(1,151,200)	(160,884)	(199,584)

Net increase in net assets derived from capital transactions	2,055,955	3,266,601	662,149	362,950

Net Assets
Total increase in net assets	2,297,289	3,106,774	695,944	350,122
Beginning of period	3,248,528	141,754	493,646	143,524

End of period	$5,545,817	$3,248,528	$1,189,590	$493,646

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$25,099,543	$44,115,776
Net realized gain	101,994,338	194,035,159
Net change in unrealized appreciation/depreciation	106,910,923	(191,461,710)

Net increase (decrease) in net assets resulting from operations	234,004,804	46,689,225

Capital Transactions
Proceeds from contributions	205,493,909	657,028,420
Value of withdrawals	(381,382,101)	(499,892,059)

Net increase in net assets derived from capital transactions	(175,888,192)	157,136,361

Net Assets
Total increase in net assets	58,116,612	203,825,586
Beginning of period	2,717,249,702	2,513,424,116

End of period	$2,775,366,314	$2,717,249,702

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	59

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	5.93%	[2]	0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.72%	[4,5,6]	1.07%	[7,8]	13.61%	[4]

Total expenses after fees waived[3]	0.26%	[4,5,6]	0.24%	[7,8]	0.22%	[4]

Net investment income[9]	2.44%	[4,5,6]	2.62%	[7,8]	2.37%	[4]

Supplemental Data
Net assets, end of period (000)	$16,349		$12,178		$134

Portfolio turnover	6%		24%		2%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	6.64%	[2]	(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.82%	[4,5,6]	1.34%	[7,8]	13.23%	[4]

Total expenses after fees waived[3]	0.25%	[4,5,6]	0.22%	[7,8]	0.19%	[4]

Net investment income[9]	2.51%	[4,5,6]	2.50%	[7,8]	2.33%	[4]

Supplemental Data
Net assets, end of period (000)	$12,415		$7,426		$149

Portfolio turnover	5%		21%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	61

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	7.22%	[2]	(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses[3]	1.17%	[4,5,6]	2.58%	[7,8]	13.23%	[4]

Total expenses after fees waived[3]	0.25%	[4,5,6]	0.20%	[7,8]	0.17%	[4]

Net investment income[9]	2.56%	[4,5,6]	2.43%	[7,8]	2.25%	[4]

Supplemental Data
Net assets, end of period (000)	$5,546		$3,249		$142

Portfolio turnover	3%		35%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	7.53%	[2]	(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses[3]	3.75%	[4,5,6]	14.66%	[7,8]	13.13%	[4]

Total expenses after fees waived[3]	0.25%	[4,5,6]	0.19%	[7,8]	0.16%	[4]

Net investment income[9]	2.67%	[4,5,6]	2.30%	[7,8]	2.21%	[4]

Supplemental Data
Net assets, end of period (000)	$1,190		$494		$144

Portfolio turnover	26%		51%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.06%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	63

Financial Highlights (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Total Investment Return
Total investment return	8.53%	[1]	2.20%	11.04%	24.86%	(36.65)%	0.58%

Ratios to Average Net Assets
Total expenses	0.35%	[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	[2]	0.27%	0.29%	0.30%	0.32%	0.34%

Net investment income	1.78%	[2]	1.70%	1.50%	1.99%	1.96%	1.70%

Supplemental Data
Net assets, end of period (000)	$2,775,366		$2,717,250	$2,513,424	$1,838,453	$1,250,987	$2,085,214

Portfolio turnover	58%		275%	120%	149%	98%	80%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2055 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Each of the LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Porfolio” and collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series, BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of June 30, 2012, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath 2025 Master Portfolio	0.21%	0.20%	0.20%	0.13%
LifePath 2035 Master Portfolio	0.20%	0.32%	0.10%	0.08%
LifePath 2044 Master Portfolio	0.10%	0.18%	0.02%	0.03%
LifePath 2055 Master Portfolio	0.02%	0.06%	0.00%[1]	0.00%[1]
[1]	Rounds to less than 0.01%.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last stale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of each LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures

BLACKROCK FUNDS III	JUNE 30, 2012	65

Notes to Financial Statements (continued)	Master Investment Portfolio

contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Active Stock Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011 and for the two periods ended December 31, 2011 for the LifePath Master Portfolios. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and counterparty to buy or sell a specific quantity of an under-

66	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

lying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Active Stock Master Portfolio
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation*	$201,592

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Gain From
Active Stock Master Portfolio
Financial futures contracts	$ 903,374

Net Change in Unrealized Appreciation/Depreciation on
Active Stock Master Portfolio
Financial futures contracts	$ 206,428

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Active Stock Master Portfolio
Financial futures contracts:
Average number of contracts purchased	105
Average notional value of contracts purchased	$7,223,055

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and a monthly fee based on a percentage of Active Stock Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. (“BTC”), from each investment company in which the Master Portfolios invest through April 30, 2013. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2022. The amounts of the waivers, if any, are shown as fees waived in the Statements of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

BTC voluntarily agreed to waive a portion of its administration fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an

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Notes to Financial Statements (concluded)	Master Investment Portfolio

annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. With respect to the independent expenses discussed above, BTC has contractually agreed to provide and offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2013. The amounts of the waiver and offsetting credits are shown as fees waived in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The share of income earned by each Master Portfolio is shown as securities lending – affiliated in the Statements of Operations. For the six months ended June 30, 2012, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath 2025 Master Portfolio	$190
LifePath 2035 Master Portfolio	$206
LifePath 2045 Master Portfolio	$79
LifePath 2055 Master Portfolio	$14

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

BFA reimbursed Active Stock Master Portfolio $773,484 for a loss associated with a December 2011 trading error.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were as follows:

	Purchases	Sales
LifePath 2025 Master Portfolio	$4,389,501	$892,562
LifePath 2035 Master Portfolio	$4,960,721	$461,584
LifePath 2045 Master Portfolio	$2,194,938	$132,201
LifePath 2055 Master Portfolio	$894,240	$231,716
Active Stock Master Portfolio	$1,593,187,701	$1,786,805,177

5. Borrowings:

The Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolios based on their net assets as of October 31, 2011. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

68	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, with respect to the Master Fund’s series, including LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three-, five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmarks, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its

BLACKROCK FUNDS III	JUNE 30, 2012	69

Disclosure of Investment Advisory Agreement (continued)

affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing Master Portfolio performance and each Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Master Portfolio’s investment results correspond directly to the investment results of the applicable Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information

70	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

regarding the investment performance of each Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that, in general, each of LifePath 2025 Portfolio, LifePath 2035 Portfolio and LifePath 2045 Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in both the one-year and since-inception periods reported. Based on its discussions with BlackRock and the Board’s review of each Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that each Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance.

The Board noted that LifePath 2055 Portfolio performed below the median of its Customized Lipper Peer Group in the one-year period, but at or above the median in the since-inception period reported. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one-year period and will monitor closely the Portfolio’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. It also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Master Portfolio and Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Master Portfolio’s contractual advisory fee ratio was above the median contractual advisory fee ratio paid by the corresponding Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that each Master Portfolio’s actual advisory fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee ratio paid by the corresponding Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from underlying funds, and that BlackRock and its affiliates have agreed to provide an offsetting credit against certain additional expenses incurred by each Master Portfolio and its corresponding Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase,

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Disclosure of Investment Advisory Agreement (concluded)

as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective, policies and restrictions; (e) the

Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that the Portfolio performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Portfolio performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, prior to 2011, the portfolio management team’s strategy struggled as stock prices were increasingly driven less by bottom-up stock fundamentals and more by macro-economic forces and demand/flow oriented forces.

The Board and BlackRock discussed BlackRock’s strategy for improving the Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Portfolio’s portfolio managers and to improve the Portfolio’s performance.

74	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Portfolio’s actual advisory fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of a fund are able to redeem their shares if they believe that the fund’s fees and expenses are too high or if they are dissatisfied with the performance of the fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The

Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

76	BLACKROCK FUNDS III	JUNE 30, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as secretary of the Trust/MIP and Benjamin Archibald became secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2012	77

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Portfolio’s/Master Portfolio’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Portfolio’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery 2) Select “eDelivery” under the “More Information” section 3) Log into your account

Householding

The Portfolio/Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolio/Master Portfolio Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Portfolio/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	BLACKROCK FUNDS III	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2012	79

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

80	BLACKROCK FUNDS III	JUNE 30, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LPincre-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds III

▶	LifePath® Retirement Portfolio

▶	LifePath 2020 Portfolio®

▶	LifePath 2030 Portfolio®

▶	LifePath 2040 Portfolio®

▶	LifePath® 2050 Portfolio

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — ”risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2012	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2030, 2040, 2050 and LifePath Retirement Portfolio (together, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the six-month period ended June 30, 2012, all of the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks primarily due to their investment in the Active Stock Master Portfolio (“Active Stock”), which is held in greater proportions in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. All of the strategies delivered strong performance in the first quarter of 2012 as equity markets broadly rallied; however, the Fundamental Large Cap Growth and Basic Value strategies underperformed as risk assets sold off amid heightened uncertainty in the second quarter. In addition, stock selection within information technology and financials, as well as underweight positioning in the defensive consumer staples sector, contributed to Active Stock’s underperformance relative to its benchmark, the Russell 1000® Index.

•

Contributing positively to the LifePath Portfolios’ performance relative to their respective custom benchmarks was their investment in the Core- Alpha Bond Master Portfolio (“CoreAlpha Bond”). CoreAlpha Bond performed well as a result of its overweight allocation (relative to its benchmark, the Barclays US Aggregate Bond Index) in high-quality securitized credit assets as well as security selection among industrial and financial names. An overweight to asset-backed securities also had a positive impact on CoreAlpha Bond’s returns, as did out-of-index exposure to high yield debt and non-agency residential mortgage-backed securities (“MBS”). Additionally, CoreAlpha Bond’s security selection in agency MBS and its long duration bias enhanced results for the period.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically updated to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Retirement Portfolio

Investment Objective

LifePath® Retirement Portfolio’s investment objective is managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA /NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/02 to 6/30/03	65.0%	N/A	N/A	N/A	N/A	9.6%	N/A	N/A	1.9%	21.9%	1.6%
7/01/03 to 6/30/04	65.0	N/A	N/A	N/A	N/A	8.8	N/A	N/A	2.3	21.8	2.1
7/01/04 to 6/30/05	65.0	N/A	N/A	N/A	N/A	8.6	N/A	N/A	2.4	21.5	2.5
7/01/05 to 6/30/06	58.5	5.1%	1.3%	N/A	N/A	9.2	N/A	N/A	3.6	20.5	1.8
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	JUNE 30, 2012	5

LifePath® Retirement Portfolio (concluded)

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.11%	3.97%	N/A	3.87%	N/A	5.21%	N/A	5.75%[1]		N/A
Investor A	4.08	3.72	(1.72)%	3.61	2.50%	5.20	4.64%	6.02	[2]	5.40%[2]
Investor C	3.63	2.97	1.99	N/A	N/A	N/A	N/A	4.99	[3]	4.99	[3]
Class K	4.30	4.36	N/A	N/A	N/A	N/A	N/A	4.47	[4]	N/A
Class R	3.91	3.43	N/A	N/A	N/A	N/A	N/A	5.49	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	0.87	N/A	1.77	N/A	N/A		N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	6.79	N/A	5.63	N/A	N/A		N/A
LifePath Retirement Portfolio Custom Benchmark	4.59	4.50	N/A	4.49	N/A	6.06	N/A	N/A		N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	(4.46)	N/A	7.19	N/A	N/A		N/A
Russell 1000® Index	9.38	4.37	N/A	0.39	N/A	5.72	N/A	N/A		N/A
Russell 2000® Index	8.53	(2.08)	N/A	0.54	N/A	7.00	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2000 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 11, 2003, which represents the date investors began investing in the Investor A Shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A Shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 4.43%, without sales charge.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

N/A – Not applicable as share class and index do not have a sales charge.

6	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath 2020 Portfolio®

Investment Objective

LifePath 2020 Portfolio’s® investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA /NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/02 to 6/30/03	34.5%	N/A	N/A	N/A	N/A	16.5%	N/A	N/A	3.6%	42.3%	3.1%
7/01/03 to 6/30/04	35.9	N/A	N/A	N/A	N/A	15.5	N/A	N/A	3.3	42.3	3.0
7/01/04 to 6/30/05	34.8	N/A	N/A	N/A	N/A	15.8	N/A	N/A	3.1	43.1	3.2
7/01/05 to 6/30/06	32.0	2.6%	2.1%	N/A	N/A	16.2	N/A	N/A	5.2	39.4	2.5
7/01/06 to 6/30/07	29.2	5.1	4.4	N/A	N/A	17.0	N/A	N/A	5.4	36.1	2.8
7/01/07 to 6/30/08	30.5	5.0	4.5	N/A	17.9%	N/A	N/A	N/A	5.5	33.9	2.7
7/01/08 to 6/30/09	32.7	5.3	N/A	4.5%	18.0	N/A	N/A	N/A	5.9	30.8	2.8
7/01/09 to 6/30/10	34.5	5.6	N/A	4.7	16.5	N/A	N/A	N/A	5.9	30.1	2.7
7/01/10 to 6/30/11	36.0	5.8	N/A	3.7	16.5	N/A	N/A	N/A	5.6	30.0	2.4
7/01/11 to 6/30/12	37.9	6.1	N/A	3.4	16.5	N/A	29.6%	3.4%	0.5	2.4	0.2

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	JUNE 30, 2012	7

LifePath 2020 Portfolio® (concluded)

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	5.21%	1.90%	N/A	1.47%	N/A	5.26%	N/A	6.76%[1]		N/A
Investor A	4.99	1.59	(3.74)%	1.20	0.11%	5.00	4.44%	3.95	[2]	3.41%[2]
Investor C	4.64	0.86	(0.09)	N/A	N/A	N/A	N/A	4.69	[3]	4.69	[3]
Class K	5.34	2.15	N/A	N/A	N/A	N/A	N/A	2.31	[4]	N/A
Class R	4.90	1.42	N/A	N/A	N/A	N/A	N/A	5.24	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	0.87	N/A	1.77	N/A	N/A		N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	6.79	N/A	5.63	N/A	N/A		N/A
LifePath 2020 Portfolio Custom Benchmark	5.68	2.65	N/A	2.35	N/A	6.03	N/A	N/A		N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	(4.46)	N/A	7.19	N/A	N/A		N/A
Russell 1000® Index	9.38	4.37	N/A	0.39	N/A	5.72	N/A	N/A		N/A
Russell 2000® Index	8.53	(2.08)	N/A	0.54	N/A	7.00	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2020 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of March 7, 2002, which represents the date investors began investing in the Investor A Shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A Shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 3.28%, without sales charge.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

N/A – Not applicable as share class and index do not have a sales charge.

8	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath 2030 Portfolio®

Investment Objective

LifePath 2030 Portfolio’s® investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA /NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/02 to 6/30/03	23.2%	N/A	N/A	N/A	N/A	19.2%	N/A	N/A	4.3%	49.7%	3.6%
7/01/03 to 6/30/04	23.2	N/A	N/A	N/A	N/A	18.9	N/A	N/A	3.8	50.7	3.4
7/01/04 to 6/30/05	21.2	N/A	N/A	N/A	N/A	19.1	N/A	N/A	3.5	52.7	3.5
7/01/05 to 6/30/06	19.3	1.3%	2.5%	N/A	N/A	19.5	N/A	N/A	6.0	48.5	2.9
7/01/06 to 6/30/07	17.1	2.7	5.2	N/A	N/A	20.6	N/A	N/A	6.4	44.7	3.3
7/01/07 to 6/30/08	18.0	2.7	5.5	N/A	21.7%	N/A	N/A	N/A	6.5	42.4	3.2
7/01/08 to 6/30/09	20.0	2.9	N/A	6.1%	22.2	N/A	N/A	N/A	6.8	38.8	3.2
7/01/09 to 6/30/10	21.6	3.2	N/A	7.0	20.6	N/A	N/A	N/A	6.6	38.0	3.0
7/01/10 to 6/30/11	22.6	3.3	N/A	5.9	20.9	N/A	N/A	N/A	6.2	38.4	2.7
7/01/11 to 6/30/12	24.5	3.6	N/A	6.0	20.8	N/A	38.4%	2.9%	0.5	3.1	0.2

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	JUNE 30, 2012	9

LifePath 2030 Portfolio® (concluded)

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	6.07%	0.06%	N/A	0.03%	N/A	5.12%	N/A	6.92%[1]		N/A
Investor A	5.87	(0.23)	(5.47)%	(0.23)	(1.30)%	4.82	4.26%	6.23	[2]	5.61%[2]
Investor C	5.50	(0.92)	(1.89)	N/A	N/A	N/A	N/A	4.35	[3]	4.35	[3]
Class K	6.18	0.43	N/A	N/A	N/A	N/A	N/A	1.01	[4]	N/A
Class R	5.77	(0.42)	N/A	N/A	N/A	N/A	N/A	4.87	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	0.87	N/A	1.77	N/A	N/A		N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	6.79	N/A	5.63	N/A	N/A		N/A
LifePath 2030 Portfolio Custom Benchmark	6.60	1.04	N/A	1.09	N/A	5.92	N/A	N/A		N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	(4.46)	N/A	7.19	N/A	N/A		N/A
Russell 1000® Index	9.38	4.37	N/A	0.39	N/A	5.72	N/A	N/A		N/A
Russell 2000® Index	8.53	(2.08)	N/A	0.54	N/A	7.00	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2030 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 8, 2003, which represents the date investors began investing in the Investor A Shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A Shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 2.79%, without sales charge.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

N/A – Not applicable as share class and index do not have a sales charge.

10	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath 2040 Portfolio®

Investment Objective

LifePath® 2040 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/02 to 6/30/03	7.8%	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	5.2%	62.2%	4.8%
7/01/03 to 6/30/04	12.1	N/A	N/A	N/A	N/A	20.0	N/A	N/A	4.4	59.5	4.0
7/01/04 to 6/30/05	10.1	N/A	N/A	N/A	N/A	20.0	N/A	N/A	3.9	62.0	4.0
7/01/05 to 6/30/06	9.1	N/A	2.8%	N/A	N/A	21.2	N/A	N/A	6.8	56.8	3.3
7/01/06 to 6/30/07	7.7	N/A	5.9	N/A	N/A	23.5	N/A	N/A	7.2	52.0	3.7
7/01/07 to 6/30/08	8.3	0.1%	6.4	N/A	18.8%	6.1	N/A	N/A	7.4	49.3	3.6
7/01/08 to 6/30/09	9.5	1.0	N/A	7.4%	25.7	N/A	N/A	N/A	7.6	45.2	3.6
7/01/09 to 6/30/10	11.0	1.1	N/A	8.9	24.0	N/A	N/A	N/A	7.1	44.7	3.2
7/01/10 to 6/30/11	11.8	1.2	N/A	7.7	24.5	N/A	N/A	N/A	6.6	45.3	2.9
7/01/11 to 6/30/12	13.9	1.5	N/A	8.1	24.2	N/A	45.4%	2.5%	0.6	3.6	0.2

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	JUNE 30, 2012	11

LifePath 2040 Portfolio® (concluded)

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	6.68%	(1.49)%	N/A	(1.23)%	N/A	4.93%	N/A	6.96%[1]		N/A
Investor A	6.53	(1.72)	(6.88)%	(1.48)	(2.53)%	4.70	4.14%	6.23	[2]	5.61%[2]
Investor C	6.19	(2.45)	(3.41)	N/A	N/A	N/A	N/A	4.02	[3]	4.02	[3]
Class K	6.83	(1.06)	N/A	N/A	N/A	N/A	N/A	(0.14)[4]		N/A
Class R	6.45	(1.95)	N/A	N/A	N/A	N/A	N/A	4.54	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	0.87	N/A	1.77	N/A	N/A		N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	6.79	N/A	5.63	N/A	N/A		N/A
LifePath 2040 Portfolio Custom Benchmark	7.32	(0.34)	N/A	(0.04)	N/A	5.75	N/A	N/A		N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	(4.46)	N/A	7.19	N/A	N/A		N/A
Russell 1000® Index	9.38	4.37	N/A	0.39	N/A	5.72	N/A	N/A		N/A
Russell 2000® Index	8.53	(2.08)	N/A	0.54	N/A	7.00	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2040 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 8, 2003, which represents the date investors began investing in the Investor A Shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A Shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 2.37%, without sales charge.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

N/A – Not applicable as share class and index do not have a sales charge.

12	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® 2050 Portfolio

Investment Objective

LifePath® 2050 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 6/30/09	1.0%	5.4%	30.0%	N/A	N/A	10.6%	48.0%	5.0%
7/01/09 to 6/30/10	1.0	10.5	27.2	N/A	N/A	8.2	49.4	3.7
7/01/10 to 6/30/11	1.7	9.5	27.7	N/A	N/A	7.2	50.8	3.1
7/01/11 to 6/30/12	4.1	10.1	27.2	51.4%	2.2%	0.6	4.1	0.3

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	JUNE 30, 2012	13

LifePath® 2050 Portfolio (concluded)

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns
		1 Year		Since Inception
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	7.20%	(2.82)%	N/A	0.85%[1]		N/A
Investor A	7.08	(3.05)	(8.14)%	0.59	[1]	(0.75)%[1]
Investor C	6.66	(3.74)	(4.68)	3.73	[2]	3.73	[2]
Class K	7.42	(2.46)	N/A	1.19	[1]	N/A
Class R	7.00	(3.25)	N/A	4.26	[2]	N/A
Citigroup 3-Month Treasury Bill Index	0.03	0.04	N/A	N/A		N/A
Barclays US Aggregate Bond Index	2.37	7.47	N/A	N/A		N/A
LifePath 2050 Portfolio Custom Benchmark	7.94	(1.57)	N/A	N/A		N/A
MSCI ACWI ex-US IMI Index	2.93	(14.79)	N/A	N/A		N/A
Russell 1000® Index	9.38	4.37	N/A	N/A		N/A
Russell 2000® Index	8.53	(2.08)	N/A	N/A		N/A

[1]	Total return is calculated from an inception date of June 30, 2008.

[2]	Total return is calculated from an inception date of May 3, 2010.

Past performance is not indicative of future results.

N/A – Not applicable as share class and index do not have a sales charge.

14	BLACKROCK FUNDS III	JUNE 30, 2012

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Russell 3000 Index is comprised of the Russell 1000 Index and the Russell 2000 Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index (formerly Barclays Capital US Aggregate Bond Index) is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the US Treasury with maturities of three months.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2012, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

Derivative Financial Instruments

Active Stock Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock Master Portfolio’s ability to use a derivative financial instrument success-

fully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock Master Portfolio to hold an investment that it might otherwise sell. Active Stock Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	15

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Porfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Retirement Portfolio
Institutional	$1,000.00	$1,041.10	$4.01	$1,000.00	$1,020.94	$3.97	0.79%
Investor A	$1,000.00	$1,040.80	$5.28	$1,000.00	$1,019.69	$5.22	1.04%
Investor C	$1,000.00	$1,036.30	$9.11	$1,000.00	$1,015.91	$9.02	1.80%
Class K	$1,000.00	$1,043.00	$2.24	$1,000.00	$1,022.68	$2.21	0.44%
Class R	$1,000.00	$1,039.10	$6.54	$1,000.00	$1,018.45	$6.47	1.29%
LifePath 2020 Portfolio®
Institutional	$1,000.00	$1,052.10	$3.88	$1,000.00	$1,021.08	$3.82	0.76%
Investor A	$1,000.00	$1,049.90	$5.15	$1,000.00	$1,019.84	$5.07	1.01%
Investor C	$1,000.00	$1,046.40	$9.01	$1,000.00	$1,016.06	$8.87	1.77%
Class K	$1,000.00	$1,053.40	$2.09	$1,000.00	$1,022.83	$2.06	0.41%
Class R	$1,000.00	$1,049.00	$6.42	$1,000.00	$1,018.60	$6.32	1.26%
LifePath 2030 Portfolio®
Institutional	$1,000.00	$1,060.70	$3.79	$1,000.00	$1,021.18	$3.72	0.74%
Investor A	$1,000.00	$1,058.70	$5.07	$1,000.00	$1,019.94	$4.97	0.99%
Investor C	$1,000.00	$1,055.00	$8.89	$1,000.00	$1,016.21	$8.72	1.74%
Class K	$1,000.00	$1,061.80	$2.00	$1,000.00	$1,022.92	$1.96	0.39%
Class R	$1,000.00	$1,057.70	$6.40	$1,000.00	$1,018.65	$6.27	1.25%
LifePath 2040 Portfolio®
Institutional	$1,000.00	$1,066.80	$3.70	$1,000.00	$1,021.28	$3.62	0.72%
Investor A	$1,000.00	$1,065.30	$4.98	$1,000.00	$1,020.04	$4.87	0.97%
Investor C	$1,000.00	$1,061.90	$8.87	$1,000.00	$1,016.26	$8.67	1.73%
Class K	$1,000.00	$1,068.30	$1.90	$1,000.00	$1,023.02	$1.86	0.37%
Class R	$1,000.00	$1,064.50	$6.26	$1,000.00	$1,018.80	$6.12	1.22%
LifePath® 2050 Portfolio
Institutional	$1,000.00	$1,072.00	$3.66	$1,000.00	$1,021.33	$3.57	0.71%
Investor A	$1,000.00	$1,070.80	$4.94	$1,000.00	$1,020.09	$4.82	0.96%
Investor C	$1,000.00	$1,066.60	$8.84	$1,000.00	$1,016.31	$8.62	1.72%
Class K	$1,000.00	$1,074.20	$1.86	$1,000.00	$1,023.07	$1.81	0.36%
Class R	$1,000.00	$1,070.00	$6.28	$1,000.00	$1,018.80	$6.12	1.22%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

16	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2012 (Unaudited)	LifePath Retirement Portfolio		LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$585,406,878		$1,093,729,939	$960,940,694	$767,668,876	$121,368,345
Capital shares sold receivable	615,862		973,232	1,262,525	1,228,192	584,729
Withdrawals receivable from the Master Portfolio	215,339		942,718	—	—	—

Total assets	586,238,079		1,095,645,889	962,203,219	768,897,068	121,953,074

Liabilities
Capital shares redeemed payable	831,201		1,915,950	1,153,466	402,184	260,292
Contributions payable to the Master Portfolio	—		—	109,059	826,008	324,437
Income dividends payable	179,948		252,144	250,407	245,589	26,794
Administration fees payable	235,565		440,961	382,950	303,984	46,080
Capital gain distributions payable	81,788		—	2,886	—	2,637
Service and distribution fees payable	38,271		86,444	70,584	49,719	7,321
Professional fees payable	10,844		10,844	10,844	10,844	10,844

Total liabilities	1,377,617		2,706,343	1,980,196	1,838,328	678,405

Net Assets	$584,860,462		$1,092,939,546	$960,223,023	$767,058,740	$121,274,669

Net Assets Consist of
Paid-in capital	$526,389,777		$998,630,763	$906,674,805	$702,443,282	$116,714,391
Undistributed (distributions in excess of) net investment income	(416,162)		(1,095,813)	(344,847)	(139,829)	21,007
Accumulated net realized gain (loss) allocated from the Master Portfolio	11,112,189		(23,956,593)	(16,921,069)	(14,694,385)	1,654,327
Net unrealized appreciation/depreciation allocated from the Master Portfolio	47,774,658		119,361,189	70,814,134	79,449,672	2,884,944

Net Assets	$584,860,462		$1,092,939,546	$960,223,023	$767,058,740	$121,274,669

Net Asset Value
Institutional
Net assets	$392,017,666		$663,492,405	$604,563,583	$514,104,728	$83,594,138

Shares outstanding[2]	33,468,604		41,847,512	40,797,751	28,661,323	4,591,004

Net asset value	$11.71		$15.86	$14.82	$17.94	$18.21

Investor A
Net assets	$188,624,350		$423,618,749	$349,190,963	$246,776,535	$36,852,933

Shares outstanding[2]	17,481,883		28,215,665	24,091,197	14,447,170	2,024,849

Net asset value	$10.79		$15.01	$14.49	$17.08	$18.20

Maximum offering price per share (100/94.75 of net asset value)	$11.39		$15.84	$15.29	$18.03	$19.21

Investor C
Net assets	$144,974		$708,623	$279,534	$532,205	$107,769

Shares outstanding[2]	12,427		44,932	18,979	29,823	5,944

Net asset value	$11.67		$15.77	$14.73	$17.85	$18.13

Class K
Net assets	$4,008,149		$4,359,020	$5,746,169	$4,877,742	$558,479

Shares outstanding[2]	342,851		275,295	387,722	270,793	30,577

Net asset value	$11.69		$15.83	$14.82	$18.01	$18.26

Class R
Net assets	$65,323		$760,749	$442,774	$767,530	$161,350

Shares outstanding[2]	5,590		48,095	29,974	42,935	8,877

Net asset value	$11.68	[3]	$15.82	$14.77	$17.88	$18.18

[1] Cost — from the applicable Master Portfolio	$537,632,220		$974,368,750	$890,126,560	$688,219,204	$118,483,401

[2]	No par value, unlimited number of shares authorized.

[3]	The net asset value is calculated based on net assets of $65,322.92 and shares outstanding of 5,590.404.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	17

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2012 (Unaudited)	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest — affiliated	$4,481,867	$6,140,958	$3,506,150	$1,634,916	$87,549
Dividends — affiliated	3,503,786	8,921,661	9,573,096	8,784,312	1,494,658
Securities lending — affiliated	15,374	35,591	33,497	24,982	6,251
Income — affiliated	1,430	2,739	2,399	1,911	372
Expenses	(1,738,650)	(3,263,811)	(2,818,009)	(2,245,402)	(350,766)
Fees waived	862,353	1,764,162	1,627,354	1,372,199	223,077

Total income	7,126,160	13,601,300	11,924,487	9,572,918	1,461,141

Expenses
Administration	1,518,653	2,869,329	2,484,871	1,967,347	296,393
Service — Investor A	231,654	516,116	433,071	302,261	44,185
Service and distribution — Investor C	597	2,947	980	2,078	477
Service and distribution — Class R	153	1,689	793	1,538	328
Professional	9,546	9,546	9,546	9,546	9,546

Total expenses	1,760,603	3,399,627	2,929,261	2,282,770	350,929
Less fees waived by administrator	(9,546)	(9,546)	(9,546)	(9,546)	(9,546)

Total expenses after fees waived	1,751,057	3,390,081	2,919,715	2,273,224	341,383

Net investment income	5,375,103	10,211,219	9,004,772	7,299,694	1,119,758

Realized and Unrealized Gain Allocated from the Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	8,318,174	17,457,983	14,063,742	11,934,463	844,138
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	11,107,809	30,129,756	34,635,627	30,186,264	5,035,190

Total realized and unrealized gain	19,425,983	47,587,739	48,699,369	42,120,727	5,879,328

Net Increase in Net Assets Resulting from Operations	$24,801,086	$57,798,958	$57,704,141	$49,420,421	$6,999,086

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$5,375,103	$14,580,793	$10,211,219	$24,446,937
Net realized gain	8,318,174	41,995,331	17,457,983	75,927,187
Net change in unrealized appreciation/depreciation	11,107,809	(31,336,679)	30,129,756	(81,367,233)

Net increase in net assets resulting from operations	24,801,086	25,239,445	57,798,958	19,006,891

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(3,840,025)	(10,236,151)	(6,643,705)	(16,447,568)
Investor A	(1,785,698)	(4,275,518)	(3,912,607)	(7,869,105)
Investor C	(799)	(456)	(4,059)	(2,279)
Class K	(46,484)	(64,821)	(55,507)	(113,033)
Class R	(489)	(685)	(5,907)	(1,386)
Net realized gain:
Institutional	(1,171,196)	(13,363,681)	—	(30,476,493)
Investor A	(613,797)	(6,141,919)	—	(16,228,359)
Investor C	(436)	(1,658)	—	(10,481)
Class K	(11,951)	(127,622)	—	(232,409)
Class R	(195)	(1,249)	—	(6,211)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,471,070)	(34,213,760)	(10,621,785)	(71,387,324)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(52,823,990)	(43,210,433)	(114,493,203)	(10,235,703)

Net Assets
Total decrease in net assets	(35,493,974)	(52,184,748)	(67,316,030)	(62,616,136)
Beginning of period	620,354,436	672,539,184	1,160,255,576	1,222,871,712

End of period	$584,860,462	$620,354,436	$1,092,939,546	$1,160,255,576

Distributions in excess of net investment income	$(416,162)	$(117,770)	$(1,095,813)	$(685,247)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	19

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$9,004,772	$18,795,428	$7,299,694	$13,496,738
Net realized gain	14,063,742	61,537,208	11,934,463	48,872,629
Net change in unrealized appreciation/depreciation	34,635,627	(87,579,262)	30,186,264	(82,350,608)

Net increase (decrease) in net assets resulting from operations	57,704,141	(7,246,626)	49,420,421	(19,981,241)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(6,038,740)	(12,860,342)	(5,062,273)	(9,617,428)
Investor A	(3,105,967)	(5,790,050)	(2,254,502)	(3,802,401)
Investor C	(1,695)	(1,039)	(3,470)	(404)
Class K	(69,065)	(85,036)	(55,474)	(45,690)
Class R	(3,410)	(1,547)	(5,879)	(3,323)
Net realized gain:
Institutional	(50,164)	(7,507,892)	—	(2,721,253)
Investor A	(29,732)	(3,877,262)	—	(1,212,903)
Investor C	(23)	(1,725)	—	(309)
Class K	(476)	(70,970)	—	(23,338)
Class R	(37)	(2,104)	—	(2,278)

Decrease in net assets resulting from dividends and distributions to shareholders	(9,299,309)	(30,197,967)	(7,381,598)	(17,429,327)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(77,088,360)	20,401,130	(42,369,273)	23,719,820

Net Assets
Total decrease in net assets	(28,683,528)	(17,043,463)	(330,450)	(13,690,748)
Beginning of period	988,906,551	1,005,950,014	767,389,190	781,079,938

End of period	$960,223,023	$988,906,551	$767,058,740	$767,389,190

Distributions in excess of net investment income	$(344,847)	$(130,742)	$(139,829)	$(57,925)

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$1,119,758	$1,551,815
Net realized gain	844,138	3,477,747
Net change in unrealized appreciation/depreciation	5,035,190	(10,043,951)

Net increase (decrease) in net assets resulting from operations	6,999,086	(5,014,389)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(794,803)	(1,153,867)
Investor A	(303,237)	(393,898)
Investor C	(566)	(256)
Class K	(6,914)	(6,355)
Class R	(1,163)	(545)
Net realized gain:
Institutional	(59,134)	(1,957,237)
Investor A	(26,050)	(795,921)
Investor C	(77)	(905)
Class K	(394)	(13,967)
Class R	(114)	(1,319)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,192,452)	(4,324,270)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	11,579,082	43,659,392

Net Assets
Total increase in net assets	17,385,716	34,320,733
Beginning of period	103,888,953	69,568,220

End of period	$121,274,669	$103,888,953

Undistributed net investment income	$21,007	$7,932

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	21

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$11.39		$11.55		$10.80	$9.42	$11.46	$11.59

Net investment income	0.11	[1]	0.27	[1]	0.23 [1]	0.32 [1]	0.37	0.39
Net realized and unrealized gain (loss)	0.36		0.18		0.76	1.37	(2.06)	0.12

Net increase (decrease) from investment operations	0.47		0.45		0.99	1.69	(1.69)	0.51

Dividends and distributions from:
Net investment income	(0.11)		(0.26)		(0.22)	(0.31)	(0.31)	(0.37)
Net realized gain	(0.04)		(0.35)		(0.02)	(0.00)[2]	(0.04)	(0.27)

Total dividends and distributions	(0.15)		(0.61)		(0.24)	(0.31)	(0.35)	(0.64)

Net asset value, end of period	$11.71		$11.39		$11.55	$10.80	$9.42	$11.46

Total Investment Return[3]
Based on net asset value	4.11%	[4]	3.96%		9.33%	18.25%	(15.04)%	4.50%

Ratios to Average Net Assets[5]
Total expenses	0.79%	[6,7,8]	0.77%	[9,10]	1.11%	1.10%	1.11%	1.12%

Total expenses after fees waived	0.79%	[6,7,8]	0.77%	[9,10]	0.76%	0.76%	0.76%	0.77%

Net investment income	1.82%	[6,7,8]	2.27%	[9,10]	2.10%	3.13%	3.29%	3.43%

Supplemental Data
Net assets, end of period (000)	$392,018		$431,982		$490,419	$438,987	$92,717	$136,923

Portfolio turnover of the Master Portfolio	6%		4%		4%	6%	11%	6%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.28%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.71		$10.03	$8.77	$10.70	$10.87

Net investment income	0.09	[1]	0.22	[1]	0.19 [1]	0.27 [1]	0.32	0.36
Net realized and unrealized gain (loss)	0.34		0.16		0.71	1.28	(1.92)	0.09

Net increase (decrease) from investment operations	0.43		0.38		0.90	1.55	(1.60)	0.45

Dividends and distributions from:
Net investment income	(0.10)		(0.24)		(0.20)	(0.29)	(0.29)	(0.35)
Net realized gain	(0.04)		(0.35)		(0.02)	(0.00)[2]	(0.04)	(0.27)

Total dividends and distributions	(0.14)		(0.59)		(0.22)	(0.29)	(0.33)	(0.62)

Net asset value, end of period	$10.79		$10.50		$10.71	$10.03	$8.77	$10.70

Total Investment Return[3]
Based on net asset value	4.08%	[4]	3.60%		9.12%	17.96%	(15.24)%	4.17%

Ratios to Average Net Assets[5]
Total expenses	1.04%	[6,7,8]	1.02%	[9,10]	1.37%	1.34%	1.36%	1.37%

Total expenses after fees waived	1.04%	[6,7,8]	1.02%	[9,10]	1.02%	1.00%	1.01%	1.02%

Net investment income	1.61%	[6,7,8]	2.03%	[9,10]	1.86%	2.83%	3.11%	3.06%

Supplemental Data
Net assets, end of period (000)	$188,624		$183,967		$181,297	$147,741	$25,030	$22,185

Portfolio turnover of the Master Portfolio	6%		4%		4%	6%	11%	6%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.28%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	23

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.36		$11.55		$11.22

Net investment income[2]	0.06		0.17		0.09
Net realized and unrealized gain	0.35		0.16		0.37

Net increase from investment operations	0.41		0.33		0.46

Dividends and distributions from:
Net investment income	(0.06)		(0.17)		(0.11)
Net realized gain	(0.04)		(0.35)		(0.02)

Total dividends and distributions	(0.10)		(0.52)		(0.13)

Net asset value, end of period	$11.67		$11.36		$11.55

Total Investment Return[3]
Based on net asset value	3.63%	[4]	2.86%		4.22%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.80%	[6,7,8]	1.78%	[9,10]	2.11%	[6]

Total expenses after fees waived	1.80%	[6,7,8]	1.78%	[9,10]	1.77%	[6]

Net investment income	0.97%	[6,7,8]	1.42%	[9,10]	1.23%	[6]

Supplemental Data
Net assets, end of period (000)	$145		$55		$21

Portfolio turnover of the Master Portfolio	6%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.28%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,				Period May 30, 2008[1] to December 31, 2008
			2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.37		$11.54		$10.78	$9.44	$11.46

Net investment income	0.13	[2]	0.32	[2]	0.28 [2]	0.35 [2]	0.25
Net realized and unrealized gain (loss)	0.36		0.17		0.76	1.33	(1.97)

Net increase (decrease) from investment operations	0.49		0.49		1.04	1.68	(1.72)

Dividends and distributions from:
Net investment income	(0.13)		(0.31)		(0.26)	(0.34)	(0.26)
Net realized gain	(0.04)		(0.35)		(0.02)	(0.00)[3]	(0.04)

Total dividends and distributions	(0.17)		(0.66)		(0.28)	(0.34)	(0.30)

Net asset value, end of period	$11.69		$11.37		$11.54	$10.78	$9.44

Total Investment Return[4]
Based on net asset value	4.30%	[5]	4.27%		9.82%	18.53%	(15.53)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.44%	[7,8,9]	0.44%	[10,11]	0.76%	0.74%	0.79% [7]

Total expenses after fees waived	0.44%	[7,8,9]	0.43%	[10,11]	0.41%	0.40%	0.44% [7]

Net investment income	2.18%	[7,8,9]	2.69%	[10,11]	2.49%	3.43%	4.08% [7]

Supplemental Data
Net assets, end of period (000)	$4,008		$4,309		$769	$292	$35

Portfolio turnover of the Master Portfolio	6%		4%		4%	6%	11%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.28%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	25

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011		Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.36		$11.54		$11.22

Net investment income[2]	0.08		0.21		0.14
Net realized and unrealized gain	0.36		0.17		0.36

Net increase from investment operations	0.44		0.38		0.50

Dividends and distributions from:
Net investment income	(0.08)		(0.21)		(0.16)
Net realized gain	(0.04)		(0.35)		(0.02)

Total dividends and distributions	(0.12)		(0.56)		(0.18)

Net asset value, end of period	$11.68		$11.36		$11.54

Total Investment Return[3]
Based on net asset value	3.91%	[4]	3.32%		4.55%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.29%	[6,7,8]	1.28%	[9,10]	1.61%	[6]

Total expenses after fees waived	1.29%	[6,7,8]	1.27%	[9,10]	1.26%	[6]

Net investment income	1.39%	[6,7,8]	1.76%	[9,10]	1.84%	[6]

Supplemental Data
Net assets, end of period (000)	$65		$41		$33

Portfolio turnover of the Master Portfolio	6%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.28%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$15.22		$15.92		$14.62	$12.32	$16.98	$17.48

Net investment income	0.15	[1]	0.33	[1]	0.29 [1]	0.35 [1]	0.44	0.45
Net realized and unrealized gain (loss)	0.64		(0.09)		1.28	2.38	(4.67)	0.14

Net increase (decrease) from investment operations	0.79		0.24		1.57	2.73	(4.23)	0.59

Dividends and distributions from:
Net investment income	(0.15)		(0.33)		(0.27)	(0.43)	(0.31)	(0.44)
Net realized gain	—		(0.61)		—	—	(0.12)	(0.65)
Return of capital	—		—		—	(0.00)[2]	—	—

Total dividends and distributions	(0.15)		(0.94)		(0.27)	(0.43)	(0.43)	(1.09)

Net asset value, end of period	$15.86		$15.22		$15.92	$14.62	$12.32	$16.98

Total Investment Return[3]
Based on net asset value	5.21%	[4]	1.46%		10.90%	22.71%	(25.42)%	3.34%

Ratios to Average Net Assets[5]
Total expenses	0.76%	[6,7,8]	0.75%	[9,10]	1.08%	1.08%	1.07%	1.08%

Total expenses after fees waived	0.76%	[6,7,8]	0.74%	[9,10]	0.73%	0.72%	0.73%	0.74%

Net investment income	1.83%	[6,7,8]	2.05%	[9,10]	1.95%	2.65%	2.65%	2.52%

Supplemental Data
Net assets, end of period (000)	$663,492		$752,092		$843,339	$663,890	$432,717	$781,519

Portfolio turnover of the Master Portfolio	8%		5%		4%	6%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.31%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	27

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$14.43		$15.14		$13.93	$11.75	$16.24	$16.77

Net investment income	0.12	[1]	0.28	[1]	0.24 [1]	0.30 [1]	0.37	0.38
Net realized and unrealized gain (loss)	0.60		(0.09)		1.21	2.28	(4.45)	0.13

Net increase (decrease) from investment operations	0.72		0.19		1.45	2.58	(4.08)	0.51

Dividends and distributions from:
Net investment income	(0.14)		(0.29)		(0.24)	(0.40)	(0.29)	(0.39)
Net realized gain	—		(0.61)		—	—	(0.12)	(0.65)
Return of capital	—		—		—	(0.00)[2]	—	—

Total dividends and distributions	(0.14)		(0.90)		(0.24)	(0.40)	(0.41)	(1.04)

Net asset value, end of period	$15.01		$14.43		$15.14	$13.93	$11.75	$16.24

Total Investment Return[3]
Based on net asset value	4.99%	[4]	1.26%		10.56%	22.42%	(25.57)%	3.06%

Ratios to Average Net Assets[5]
Total expenses	1.01%	[6,7,8]	1.00%	[9,10]	1.34%	1.33%	1.32%	1.33%

Total expenses after fees waived	1.01%	[6,7,8]	1.00%	[9,10]	0.99%	0.97%	0.98%	0.99%

Net investment income	1.67%	[6,7,8]	1.82%	[9,10]	1.71%	2.42%	2.51%	2.26%

Supplemental Data
Net assets, end of period (000)	$423,619		$401,477		$376,851	$268,514	$179,389	$180,740

Portfolio turnover of the Master Portfolio	8%		5%		4%	6%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.31%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$15.16		$15.89	$15.29

Net investment income[2]	0.08		0.17	0.12
Net realized and unrealized gain (loss)	0.62		(0.09)	0.64

Net increase from investment operations	0.70		0.08	0.76

Dividends and distributions from:
Net investment income	(0.09)		(0.20)	(0.16)
Net realized gain	—		(0.61)	—

Total dividends and distributions	(0.09)		(0.81)	(0.16)

Net asset value, end of period	$15.77		$15.16	$15.89

Total Investment Return[3]
Based on net asset value	4.64%	[4]	0.47%	5.03%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.77%	[6,7,8]	1.75% [9,10]	2.09%	[6]

Total expenses after fees waived	1.77%	[6,7,8]	1.75% [9,10]	1.74%	[6]

Net investment income	1.06%	[6,7,8]	1.05% [9,10]	1.23%	[6]

Supplemental Data
Net assets, end of period (000)	$709		$301	$116

Portfolio turnover of the Master Portfolio	8%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.31%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	29

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,				Period May 30, 2008[1] to December 31, 2008
			2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$15.91		$14.61	$12.33	$16.90

Net investment income	0.17	[2]	0.40	[2]	0.34 [2]	0.40 [2]	0.30
Net realized and unrealized gain (loss)	0.64		(0.12)		1.28	2.35	(4.48)

Net increase (decrease) from investment operations	0.81		0.28		1.62	2.75	(4.18)

Dividends and distributions from:
Net investment income	(0.18)		(0.38)		(0.32)	(0.47)	(0.27)
Net realized gain	—		(0.61)		—	—	(0.12)
Return of capital	—		—		—	(0.00)[3]	—

Total dividends and distributions	(0.18)		(0.99)		(0.32)	(0.47)	(0.39)

Net asset value, end of period	$15.83		$15.20		$15.91	$14.61	$12.33

Total Investment Return[4]
Based on net asset value	5.34%	[5]	1.78%		11.28%	23.15%	(25.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.41%	[7,8,9]	0.40%	[10,11]	0.74%	0.73%	0.76% [7]

Total expenses after fees waived	0.41%	[7,8,9]	0.40%	[10,11]	0.39%	0.37%	0.42% [7]

Net investment income	2.12%	[7,8,9]	2.47%	[10,11]	2.29%	3.05%	4.27% [7]

Supplemental Data
Net assets, end of period (000)	$4,359		$6,224		$2,485	$967	$416

Portfolio turnover of the Master Portfolio	8%		5%		4%	6%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.31%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$15.88	$15.29

Net investment income[2]	0.12		0.24	0.23
Net realized and unrealized gain (loss)	0.63		(0.07)	0.57

Net increase from investment operations	0.75		0.17	0.80

Dividends and distributions from:
Net investment income	(0.13)		(0.24)	(0.21)
Net realized gain	—		(0.61)	—

Total dividends and distributions	(0.13)		(0.85)	(0.21)

Net asset value, end of period	$15.82		$15.20	$15.88

Total Investment Return[3]
Based on net asset value	4.90%	[4]	1.06%	5.34%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.26%	[6,7,8]	1.25% [9,10]	1.58%	[6]

Total expenses after fees waived	1.26%	[6,7,8]	1.25% [9,10]	1.23%	[6]

Net investment income	1.50%	[6,7,8]	1.51% [9,10]	2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$761		$161	$81

Portfolio turnover of the Master Portfolio	8%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.31%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	31

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$14.11		$14.63	$13.31	$10.92	$16.19	$16.90

Net investment income	0.14	[1]	0.28 [1]	0.25 [1]	0.29 [1]	0.35	0.34
Net realized and unrealized gain (loss)	0.72		(0.37)	1.31	2.46	(5.29)	0.11

Net increase (decrease) from investment operations	0.86		(0.09)	1.56	2.75	(4.94)	0.45

Dividends and distributions from:
Net investment income	(0.15)		(0.27)	(0.24)	(0.36)	(0.25)	(0.35)
Net realized gain	(0.00)[2]		(0.16)	—	—	(0.08)	(0.81)
Return of capital	—		—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.15)		(0.43)	(0.24)	(0.36)	(0.33)	(1.16)

Net asset value, end of period	$14.82		$14.11	$14.63	$13.31	$10.92	$16.19

Total Investment Return[3]
Based on net asset value	6.07%	[4]	(0.63)%	11.86%	25.77%	(31.03)%	2.64%

Ratios to Average Net Assets[5]
Total expenses	0.74%	[6,7,8]	0.73% [9,10]	1.07%	1.06%	1.06%	1.07%

Total expenses after fees waived	0.74%	[6,7,8]	0.72% [9,10]	0.70%	0.70%	0.72%	0.73%

Net investment income	1.87%	[6,7,8]	1.88% [9,10]	1.85%	2.47%	2.29%	2.10%

Supplemental Data
Net assets, end of period (000)	$604,564		$642,867	$696,817	$517,817	$315,028	$564,348

Portfolio turnover of the Master Portfolio	8%		7%	3%	7%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$13.81		$14.33	$13.05	$10.71	$15.90	$16.62

Net investment income	0.12	[1]	0.24 [1]	0.21 [1]	0.26 [1]	0.29	0.31
Net realized and unrealized gain (loss)	0.69		(0.36)	1.28	2.41	(5.17)	0.09

Net increase (decrease) from investment operations	0.81		(0.12)	1.49	2.67	(4.88)	0.40

Dividends and distributions from:
Net investment income	(0.13)		(0.24)	(0.21)	(0.33)	(0.23)	(0.31)
Net realized gain	(0.00)[2]		(0.16)	—	—	(0.08)	(0.81)
Return of capital	—		—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.13)		(0.40)	(0.21)	(0.33)	(0.31)	(1.12)

Net asset value, end of period	$14.49		$13.81	$14.33	$13.05	$10.71	$15.90

Total Investment Return[3]
Based on net asset value	5.87%	[4]	(0.87)%	11.53%	25.51%	(31.19)%	2.38%

Ratios to Average Net Assets[5]
Total expenses	0.99%	[6,7,8]	0.98% [9,10]	1.32%	1.31%	1.31%	1.32%

Total expenses after fees waived	0.99%	[6,7,8]	0.97% [9,10]	0.96%	0.95%	0.97%	0.98%

Net investment income	1.68%	[6,7,8]	1.65% [9,10]	1.60%	2.23%	2.13%	1.85%

Supplemental Data
Net assets, end of period(000)	$349,191		$339,249	$307,189	$210,372	$133,199	$135,684

Portfolio turnover of the Master Portfolio	8%		7%	3%	7%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	33

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$14.05		$14.62	$13.97

Net investment income[2]	0.09		0.14	0.10
Net realized and unrealized gain (loss)	0.68		(0.38)	0.67

Net increase (decrease) from investment operations	0.77		(0.24)	0.77

Dividends and distributions from:
Net investment income	(0.09)		(0.17)	(0.12)
Net realized gain	(0.00)[3]		(0.16)	—

Total dividends and distributions	(0.09)		(0.33)	(0.12)

Net asset value, end of period	$14.73		$14.05	$14.62

Total Investment Return[4]
Based on net asset value	5.50%	[5]	(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.74%	[7,8,9]	1.74% [10,11]	2.07%	[7]

Total expenses after fees waived	1.74%	[7,8,9]	1.74% [10,11]	1.71%	[7]

Net investment income	1.27%	[7,8,9]	1.01% [10,11]	1.09%	[7]

Supplemental Data
Net assets, end of period (000)	$280		$154	$21

Portfolio turnover of the Master Portfolio	8%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period May 30, 2008[1] to December 31, 2008
			2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.12		$14.63	$13.30	$10.92	$16.07

Net investment income	0.16	[2]	0.35 [2]	0.29 [2]	0.38 [2]	0.25
Net realized and unrealized gain (loss)	0.71		(0.37)	1.32	2.40	(5.09)

Net increase (decrease) from investment operations	0.87		(0.02)	1.61	2.78	(4.84)

Dividends and distributions from:
Net investment income	(0.17)		(0.33)	(0.28)	(0.40)	(0.23)
Net realized gain	(0.00)[3]		(0.16)	—	—	(0.08)
Return of capital	—		—	—	(0.00)[3]	—

Total dividends and distributions	(0.17)		(0.49)	(0.28)	(0.40)	(0.31)

Net asset value, end of period	$14.82		$14.12	$14.63	$13.30	$10.92

Total Investment Return[4]
Based on net asset value	6.18%	[5]	(0.20)%	12.32%	26.23%	(30.65)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.39%	[7,8,9]	0.38% [10,11]	0.72%	0.71%	0.73% [7]

Total expenses after fees waived	0.39%	[7,8,9]	0.38% [10,11]	0.35%	0.35%	0.39% [7]

Net investment income	2.21%	[7,8,9]	2.41% [10,11]	2.17%	3.19%	3.44% [7]

Supplemental Data
Net assets, end of period (000)	$5,746		$6,448	$1,849	$396	$95

Portfolio turnover of the Master Portfolio	8%		7%	3%	7%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period December 31, 2008 and two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	35

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$14.08		$14.60	$13.97

Net investment income[2]	0.13		0.20	0.22
Net realized and unrealized gain (loss)	0.68		(0.36)	0.60

Net increase (decrease) from investment operations	0.81		(0.16)	0.82

Dividends and distributions from:
Net investment income	(0.12)		(0.20)	(0.19)
Net realized gain	(0.00)[3]		(0.16)	—

Total dividends and distributions	(0.12)		(0.36)	(0.19)

Net asset value, end of period	$14.77		$14.08	$14.60

Total Investment Return[4]
Based on net asset value	5.77%	[5]	(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.25%	[7,8,9]	1.23% [10,11]	1.56%	[7]

Total expenses after fees waived	1.25%	[7,8,9]	1.23% [10,11]	1.20%	[7]

Net investment income	1.77%	[7,8,9]	1.41% [10,11]	2.39%	[7]

Supplemental Data
Net assets, end of period (000)	$443		$188	$75

Portfolio turnover of the Master Portfolio	8%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$16.98		$17.78	$16.04	$12.88	$20.32	$20.90

Net investment income	0.17	[1]	0.31 [1]	0.28 [1]	0.32 [1]	0.35	0.34
Net realized and unrealized gain (loss)	0.97		(0.73)	1.73	3.22	(7.45)	0.08

Net increase (decrease) from investment operations	1.14		(0.42)	2.01	3.54	(7.10)	0.42

Dividends and distributions from:
Net investment income	(0.18)		(0.30)	(0.27)	(0.38)	(0.26)	(0.35)
Net realized gain	—		(0.08)	—	—	(0.08)	(0.65)

Total dividends and distributions	(0.18)		(0.38)	(0.27)	(0.38)	(0.34)	(1.00)

Net asset value, end of period	$17.94		$16.98	$17.78	$16.04	$12.88	$20.32

Total Investment Return[2]
Based on net asset value	6.68%	[3]	(2.38)%	12.71%	28.08%	(35.40)%	2.03%

Ratios to Average Net Assets[4]
Total expenses	0.73%	[5,6,7]	0.71% [8,9]	1.06%	1.05%	1.04%	1.06%

Total expenses after fees waived	0.72%	[5,6,7]	0.70% [8,9]	0.69%	0.69%	0.69%	0.72%

Net investment income	1.90%	[5,6,7]	1.73% [8,9]	1.75%	2.33%	2.02%	1.71%

Supplemental Data
Net assets, end of period (000)	$514,105		$528,655	$556,626	$435,317	$248,491	$383,391

Portfolio turnover of the Master Portfolio	7%		8%	4%	6%	14%	8%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	37

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$16.18		$16.97	$15.33	$12.32	$19.46	$20.06

Net investment income	0.15	[1]	0.25 [1]	0.23 [1]	0.28 [1]	0.29	0.30
Net realized and unrealized gain (loss)	0.91		(0.70)	1.65	3.08	(7.13)	0.06

Net increase (decrease) from investment operations	1.06		(0.45)	1.88	3.36	(6.84)	0.36

Dividends and distributions from:
Net investment income	(0.16)		(0.26)	(0.24)	(0.35)	(0.22)	(0.31)
Net realized gain	—		(0.08)	—	—	(0.08)	(0.65)

Total dividends and distributions	(0.16)		(0.34)	(0.24)	(0.35)	(0.30)	(0.96)

Net asset value, end of period	$17.08		$16.18	$16.97	$15.33	$12.32	$19.46

Total Investment Return[2]
Based on net asset value	6.53%	[3]	(2.65)%	12.40%	27.85%	(35.56)%	1.78%

Ratios to Average Net Assets[4]
Total expenses	0.98%	[5,6,7]	0.96% [8,9]	1.31%	1.30%	1.29%	1.31%

Total expenses after fees waived	0.97%	[5,6,7]	0.95% [8,9]	0.94%	0.94%	0.94%	0.97%

Net investment income	1.72%	[5,6,7]	1.50% [8,9]	1.50%	2.08%	1.80%	1.49%

Supplemental Data
Net assets, end of period (000)	$246,777		$233,427	$224,164	$156,564	$96,873	$110,528

Portfolio turnover of the Master Portfolio	7%		8%	4%	6%	14%	8%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$16.92		$17.77	$16.89

Net investment income[2]	0.12		0.13	0.12
Net realized and unrealized gain (loss)	0.93		(0.73)	0.90

Net increase (decrease) from investment operations	1.05		(0.60)	1.02

Dividends and distributions from:
Net investment income	(0.12)		(0.17)	(0.14)
Net realized gain	—		(0.08)	—

Total dividends and distributions	(0.12)		(0.25)	(0.14)

Net asset value, end of period	$17.85		$16.92	$17.77

Total Investment Return[3]
Based on net asset value	6.19%	[4]	(3.39)%	6.15%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.73%	[6,7,8]	1.72% [9,10]	2.06%	[6]

Total expenses after fees waived	1.73%	[6,7,8]	1.71% [9,10]	1.69%	[6]

Net investment income	1.29%	[6,7,8]	0.72% [9,10]	1.11%	[6]

Supplemental Data
Net assets, end of period (000)	$532		$98	$21

Portfolio turnover of the Master Portfolio	7%		8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	39

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period May 30, 2008[1] to December 31, 2008
			2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.05		$17.84	$16.03	$12.87	$20.11

Net investment income	0.21	[2]	0.46 [2]	0.39 [2]	0.38 [2]	0.31
Net realized and unrealized gain (loss)	0.96		(0.80)	1.70	3.21	(7.21)

Net increase (decrease) from investment operations	1.17		(0.34)	2.09	3.59	(6.90)

Dividends and distributions from:
Net investment income	(0.21)		(0.37)	(0.28)	(0.43)	(0.26)
Net realized gain	—		(0.08)	—	—	(0.08)

Total dividends and distributions	(0.21)		(0.45)	(0.28)	(0.43)	(0.34)

Net asset value, end of period	$18.01		$17.05	$17.84	$16.03	$12.87

Total Investment Return[3]
Based on net asset value	6.83%	[4]	(1.95)%	13.18%	28.52%	(34.75)%[4]

Ratios to Average Net Assets[5]
Total expenses	0.38%	[6,7,8]	0.37% [9,10]	0.70%	0.70%	0.69% [6]

Total expenses after fees waived	0.37%	[6,7,8]	0.36% [9,10]	0.33%	0.34%	0.36% [6]

Net investment income	2.31%	[6,7,8]	2.60% [9,10]	2.34%	2.73%	3.31% [6]

Supplemental Data
Net assets, end of period (000)	$4,878		$4,749	$144	$11	$6

Portfolio turnover of the Master Portfolio	7%		8%	4%	6%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$16.93		$17.74	$16.89

Net investment income[2]	0.15		0.23	0.34
Net realized and unrealized gain (loss)	0.94		(0.74)	0.73

Net increase (decrease) from investment operations	1.09		(0.51)	1.07

Dividends and distributions from:
Net investment income	(0.14)		(0.22)	(0.22)
Net realized gain	—		(0.08)	—

Total dividends and distributions	(0.14)		(0.30)	(0.22)

Net asset value, end of period	$17.88		$16.93	$17.74

Total Investment Return[3]
Based on net asset value	6.45%	[4]	(2.88)%	6.47%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.23%	[6,7,8]	1.22% [9,10]	1.55%	[6]

Total expenses after fees waived	1.22%	[6,7,8]	1.22% [9,10]	1.19%	[6]

Net investment income	1.70%	[6,7,8]	1.35% [9,10]	3.13%	[6]

Supplemental Data
Net assets, end of period (000)	$768		$460	$126

Portfolio turnover of the Master Portfolio	7%		8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	41

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period June 30, 2008[1] to December 31, 2008
			2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.16		$18.58	$16.81	$13.46	$20.00

Net investment income	0.18	[2]	0.31 [2]	0.31 [2]	0.38 [2]	0.10
Net realized and unrealized gain (loss)	1.06		(0.99)	1.91	3.68	(6.52)

Net increase (decrease) from investment operations	1.24		(0.68)	2.22	4.06	(6.42)

Dividends and distributions from:
Net investment income	(0.18)		(0.29)	(0.28)	(0.16)	(0.09)
Net realized gain	(0.01)		(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—		—	—	—	(0.03)

Total dividends and distributions	(0.19)		(0.74)	(0.45)	(0.71)	(0.12)

Net asset value, end of period	$18.21		$17.16	$18.58	$16.81	$13.46

Total Investment Return[4]
Based on net asset value	7.20%	[5]	(3.78)%	13.43%	30.35%	(32.18)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.73%	[7,8,9]	0.71% [10,11]	1.09%	1.27%	12.80% [7]

Total expenses after fees waived	0.71%	[7,8,9]	0.68% [10,11]	0.67%	0.67%	0.68% [7]

Net investment income	1.95%	[7,8,9]	1.69% [10,11]	1.83%	2.39%	2.14% [7]

Supplemental Data
Net assets, end of period (000)	$83,594		$70,555	$50,613	$13,992	$444

Portfolio turnover of the Master Portfolio	8%		13%	5%	12%	0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period June 30, 2008[1] to December 31, 2008
			2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.15		$18.58	$16.82	$13.47	$20.00

Net investment income	0.16	[2]	0.26 [2]	0.28 [2]	0.41 [2]	0.14
Net realized and unrealized gain (loss)	1.06		(0.99)	1.90	3.63	(6.59)

Net increase (decrease) from investment operations	1.22		(0.73)	2.18	4.04	(6.45)

Dividends and distributions from:
Net investment income	(0.16)		(0.25)	(0.25)	(0.14)	(0.06)
Net realized gain	(0.01)		(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—		—	—	—	(0.02)

Total dividends and distributions	(0.17)		(0.70)	(0.42)	(0.69)	(0.08)

Net asset value, end of period	$18.20		$17.15	$18.58	$16.82	$13.47

Total Investment Return[4]
Based on net asset value	7.08%	[5]	(4.06)%	13.14%	30.08%	(32.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.98%	[7,8,9]	0.96% [10,11]	1.34%	1.35%	13.04% [7]

Total expenses after fees waived	0.96%	[7,8,9]	0.94% [10,11]	0.92%	0.84%	0.91% [7]

Net investment income	1.73%	[7,8,9]	1.44% [10,11]	1.67%	2.45%	1.68% [7]

Supplemental Data
Net assets, end of period (000)	$36,853		$32,617	$18,809	$3,056	$34

Portfolio turnover of the Master Portfolio	8%		13%	5%	12%	0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Rounds to less than 1% .

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	43

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$17.10		$18.57	$17.75

Net investment income[2]	0.10		0.12	0.12
Net realized and unrealized gain (loss)	1.04		(0.99)	1.02

Net increase (decrease) from investment operations	1.14		(0.87)	1.14

Dividends and distributions from:
Net investment income	(0.10)		(0.15)	(0.15)
Net realized gain	(0.01)		(0.45)	(0.17)

Total dividends and distributions	(0.11)		(0.60)	(0.32)

Net asset value, end of period	$18.13		$17.10	$18.57

Total Investment Return[3]
Based on net asset value	6.66%	[4]	(4.76)%	6.55%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.74%	[6,7,8]	1.71% [9,10]	2.07%	[6]

Total expenses after fees waived	1.72%	[6,7,8]	1.69% [9,10]	1.64%	[6]

Net investment income	1.08%	[6,7,8]	0.63% [9,10]	1.04%	[6]

Supplemental Data
Net assets, end of period (000)	$108		$39	$21

Portfolio turnover of the Master Portfolio	8%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period June 30, 2008[1] to December 31, 2008
			2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.20		$18.63	$16.85	$13.46	$20.00

Net investment income	0.21	[2]	0.47 [2]	0.37 [2]	0.64 [2]	0.17
Net realized and unrealized gain (loss)	1.07		(1.10)	1.91	3.49	(6.57)

Net increase (decrease) from investment operations	1.28		(0.63)	2.28	4.13	(6.40)

Dividends and distributions from:
Net investment income	(0.21)		(0.35)	(0.33)	(0.19)	(0.11)
Net realized gain	(0.01)		(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—		—	—	—	(0.03)

Total dividends and distributions	(0.22)		(0.80)	(0.50)	(0.74)	(0.14)

Net asset value, end of period	$18.26		$17.20	$18.63	$16.85	$13.46

Total Investment Return[4]
Based on net asset value	7.42%	[5]	(3.48)%	13.79%	30.89%	(32.10)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.38%	[7,8,9]	0.36% [10,11]	0.76%	1.37%	12.41% [7]

Total expenses after fees waived	0.36%	[7,8,9]	0.34% [10,11]	0.33%	0.58%	0.29% [7]

Net investment income	2.24%	[7,8,9]	2.56% [10,11]	2.19%	4.34%	3.94% [7]

Supplemental Data
Net assets, end of period (000)	$558		$625	$86	$55	$24

Portfolio turnover of the Master Portfolio	8%		13%	5%	12%	0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Rounds to less than 1% .

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	45

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$17.13		$18.56	$17.75

Net investment income[2]	0.15		0.22	0.22
Net realized and unrealized gain (loss)	1.05		(1.00)	0.97

Net increase (decrease) from investment operations	1.20		(0.78)	1.19

Dividends and distributions from:
Net investment income	(0.14)		(0.20)	(0.21)
Net realized gain	(0.01)		(0.45)	(0.17)

Total dividends and distributions	(0.15)		(0.65)	(0.38)

Net asset value, end of period	$18.18		$17.13	$18.56

Total Investment Return[3]
Based on net asset value	7.00%	[4]	(4.29)%	6.87%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.24%	[6,7,8]	1.21% [9,10]	1.57%	[6]

Total expenses after fees waived	1.22%	[6,7,8]	1.19% [9,10]	1.16%	[6]

Net investment income	1.66%	[6,7,8]	1.18% [9,10]	1.99%	[6]

Supplemental Data
Net assets, end of period (000)	$161		$53	$40

Portfolio turnover of the Master Portfolio	8%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (41.74%, 46.07%, 46.28%, 48.70% and 58.20% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of June 30, 2012).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. The LifePath Portfolios record their investments in the LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the LifePath Master Portfolio is discussed in Note 1 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the LifePath Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a LifePath Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A,

BLACKROCK FUNDS III	JUNE 30, 2012	47

Notes to Financial Statements (continued)	BlackRock Funds III

Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees of the Trust’s independent registered public accounting firm and legal counsel (the “independent expenses”) are paid directly by the LifePath Portfolios. BTC, has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2022. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$192
LifePath 2020 Portfolio	$603
LifePath 2030 Portfolio	$235
LifePath 2040 Portfolio	$203
LifePath 2050 Portfolio	$15

For the six months ended June 30, 2012, affiliates of LifePath 2030 Portfolio received CDSCs relating to transactions in Investor A Shares of $42 and Investor C Shares of $48.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,082,448	$48,118,973	8,526,399	$99,878,871
Shares issued to shareholders in reinvestment of dividends and distributions	402,389	4,730,493	1,918,046	22,032,862
Shares redeemed	(8,954,522)	(105,098,503)	(14,957,769)	(175,099,515)

Net decrease	(4,469,685)	$(52,249,037)	(4,513,324)	$(53,187,782)

Investor A
Shares sold	2,039,845	$22,173,575	5,225,379	$56,814,487
Shares issued to shareholders in reinvestment of dividends and distributions	216,013	2,338,749	926,518	9,818,452
Shares redeemed	(2,289,030)	(24,766,846)	(5,567,375)	(60,354,430)

Net increase (decrease)	(33,172)	$(254,522)	584,522	$6,278,509

Investor C
Shares sold	7,605	$88,525	3,029	$35,464
Shares issued to shareholders in reinvestment of dividends and distributions	14	163	—	—
Shares redeemed	(4)	(49)	—	—

Net increase	7,615	$88,639	3,029	$35,464

48	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Retirement Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	21,636	$254,672	312,296	$3,656,159
Shares issued to shareholders in reinvestment of dividends and distributions	4,978	58,435	16,847	192,443
Shares redeemed	(62,928)	(744,811)	(16,648)	(194,056)

Net increase (decrease)	(36,314)	$(431,704)	312,495	$3,654,546

Class R
Shares sold	2,682	$31,043	1,106	$12,968
Shares issued to shareholders in reinvestment of dividends and distributions	38	450	81	934
Shares redeemed	(754)	(8,859)	(428)	(5,072)

Net increase	1,966	$22,634	759	$8,830

Total Net Decrease	(4,529,590)	$(52,823,990)	(3,612,519)	$(43,210,433)

LifePath 2020 Portfolio
Institutional
Shares sold	4,703,205	$75,032,950	10,721,352	$172,562,315
Shares issued to shareholders in reinvestment of dividends and distributions	399,846	6,386,765	2,908,861	44,888,727
Shares redeemed	(12,668,746)	(200,500,584)	(17,203,959)	(275,663,564)

Net decrease	(7,565,695)	$(119,080,869)	(3,573,746)	$(58,212,522)

Investor A
Shares sold	3,727,054	$55,951,688	6,800,305	$104,196,707
Shares issued to shareholders in reinvestment of dividends and distributions	253,044	3,821,277	1,619,642	23,691,305
Shares redeemed	(3,592,295)	(54,023,063)	(5,486,607)	(84,222,849)

Net increase	387,803	$5,749,902	2,933,340	$43,665,163

Investor C
Shares sold	32,498	$515,829	12,546	$198,694
Shares issued to shareholders in reinvestment of dividends and distributions	70	1,112	461	7,045
Shares redeemed	(7,516)	(117,616)	(405)	(6,638)

Net increase	25,052	$399,325	12,602	$199,101

Class K
Shares sold	101,777	$1,641,656	573,362	$9,228,551
Shares issued to shareholders in reinvestment of dividends and distributions	3,474	55,507	22,482	345,441
Shares redeemed	(239,305)	(3,842,133)	(342,692)	(5,540,687)

Net increase (decrease)	(134,054)	$(2,144,970)	253,152	$4,033,305

Class R
Shares sold	45,789	$713,492	9,263	$142,158
Shares issued to shareholders in reinvestment of dividends and distributions	130	2,070	426	6,486
Shares redeemed	(8,424)	(132,153)	(4,186)	(69,394)

Net increase	37,495	$583,409	5,503	$79,250

Total Net Decrease	(7,249,399)	$(114,493,203)	(369,149)	$(10,235,703)

BLACKROCK FUNDS III	JUNE 30, 2012	49

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
LifePath 2030 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,953,994	$73,926,928	10,864,175	$160,331,087
Shares issued to shareholders in reinvestment of dividends and distributions	386,210	5,776,599	1,336,585	19,251,879
Shares redeemed	(10,090,394)	(149,003,183)	(14,267,842)	(209,352,604)

Net decrease	(4,750,190)	$(69,299,656)	(2,067,082)	$(29,769,638)

Investor A
Shares sold	2,355,957	$34,222,009	6,266,205	$90,818,114
Shares issued to shareholders in reinvestment of dividends and distributions	212,480	3,103,957	681,295	9,600,090
Shares redeemed	(3,041,468)	(44,401,401)	(3,816,165)	(55,267,286)

Net increase (decrease)	(473,031)	$(7,075,435)	3,131,335	$45,150,918

Investor C
Shares sold	8,381	$122,175	9,967	$139,574
Shares issued to shareholders in reinvestment of dividends and distributions	45	662	108	1,502
Shares redeemed	(391)	(5,928)	(563)	(8,015)

Net increase	8,035	$116,909	9,512	$133,061

Class K
Shares sold	23,146	$348,245	372,886	$5,420,324
Shares issued to shareholders in reinvestment of dividends and distributions	4,642	69,541	10,919	156,006
Shares redeemed	(96,854)	(1,486,797)	(53,380)	(799,211)

Net increase (decrease)	(69,066)	$(1,069,011)	330,425	$4,777,119

Class R
Shares sold	19,620	$284,965	11,693	$159,449
Shares issued to shareholders in reinvestment of dividends and distributions	162	2,403	221	3,134
Shares redeemed	(3,182)	(48,535)	(3,648)	(52,913)

Net increase	16,600	$238,833	8,266	$109,670

Total Net Increase (Decrease)	(5,267,652)	$(77,088,360)	1,412,456	$20,401,130

LifePath 2040 Portfolio
Institutional
Shares sold	3,690,642	$66,931,091	8,158,582	$145,577,946
Shares issued to shareholders in reinvestment of dividends and distributions	262,593	4,761,592	664,823	11,635,668
Shares redeemed	(6,433,641)	(114,745,053)	(8,989,028)	(159,145,410)

Net decrease	(2,480,406)	$(43,052,370)	(165,623)	$(1,931,796)

Investor A
Shares sold	1,511,209	$25,950,557	3,456,802	$59,040,725
Shares issued to shareholders in reinvestment of dividends and distributions	129,826	2,236,933	299,265	4,996,722
Shares redeemed	(1,622,957)	(28,082,779)	(2,539,137)	(43,509,075)

Net increase	18,078	$104,711	1,216,930	$20,528,372

50	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2040 Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor C
Shares sold	25,352	$462,146	4,607	$78,201
Shares issued to shareholders in reinvestment of dividends and distributions	22	397	6	97
Shares redeemed	(1,346)	(24,432)	(2)	(25)

Net increase	24,028	$438,111	4,611	$78,273

Class K
Shares sold	7,897	$142,831	276,335	$4,827,363
Shares issued to shareholders in reinvestment of dividends and distributions	3,044	55,474	4,005	69,028
Shares redeemed	(18,710)	(335,620)	(9,824)	(175,325)

Net increase (decrease)	(7,769)	$(137,315)	270,516	$4,721,066

Class R
Shares sold	15,985	$282,023	20,087	$323,569
Shares issued to shareholders in reinvestment of dividends and distributions	316	5,677	305	5,236
Shares redeemed	(553)	(10,110)	(279)	(4,900)

Net increase	15,748	$277,590	20,113	$323,905

Total Net Increase (Decrease)	(2,430,321)	$(42,369,273)	1,346,547	$23,719,820

LifePath 2050 Portfolio
Institutional
Shares sold	1,515,183	$27,975,448	2,655,350	$49,273,547
Shares issued to shareholders in reinvestment of dividends and distributions	44,501	819,468	170,482	3,015,086
Shares redeemed	(1,081,020)	(19,425,479)	(1,436,859)	(25,788,852)

Net increase	478,664	$9,369,437	1,388,973	$26,499,781

Investor A
Shares sold	460,053	$8,454,752	1,020,026	$18,983,705
Shares issued to shareholders in reinvestment of dividends and distributions	17,850	327,634	67,355	1,189,240
Shares redeemed	(355,065)	(6,631,891)	(197,703)	(3,619,720)

Net increase	122,838	$2,150,495	889,678	$16,553,225

Investor C
Shares sold	3,838	$68,455	1,195	$20,927
Shares issued to shareholders in reinvestment of dividends and distributions	11	204	1	11
Shares redeemed	(165)	(2,910)	(63)	(1,115)

Net increase	3,684	$65,749	1,133	$19,823

Class K
Shares sold	13,304	$252,865	30,546	$548,675
Shares issued to shareholders in reinvestment of dividends and distributions	393	7,308	1,165	20,322
Shares redeemed	(19,432)	(369,303)	(6)	(119)

Net increase (decrease)	(5,735)	$(109,130)	31,705	$568,878

BLACKROCK FUNDS III	JUNE 30, 2012	51

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2050 Portfolio (concluded)	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class R
Shares sold	6,930	$124,058	1,245	$22,576
Shares issued to shareholders in reinvestment of dividends and distributions	59	1,071	64	1,132
Shares redeemed	(1,224)	(22,598)	(345)	(6,023)

Net increase	5,765	$102,531	964	$17,685

Total Net Increase	605,216	$11,579,082	2,312,453	$43,659,392

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK FUNDS III	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	22
iShares Barclays TIPS Bond Fund	9
iShares MSCI EAFE Index Fund	6
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	54%
Fixed Income Funds	45
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	38%
Active Stock Master Portfolio	31
iShares MSCI EAFE Index Fund	9
iShares Barclays TIPS Bond Fund	6
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	2
ACWI ex-US Index Master Portfolio	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	68%
Fixed Income Funds	28
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	39%
CoreAlpha Bond Master Portfolio	25
iShares MSCI EAFE Index Fund	11
iShares MSCI Emerging Markets Index Fund	4
iShares Barclays TIPS Bond Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares Cohen & Steers Realty Majors Index Fund	3
Master Small Cap Index Series	3
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2012	53

Master Portfolio Information as of June 30, 2012 (concluded)	Master Investment Portfolio

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	75%
Fixed Income Funds	15
Short-Term Securities	10

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	43%
CoreAlpha Bond Master Portfolio	13
iShares MSCI EAFE Index Fund	12
BlackRock Cash Funds: Institutional, SL Agency Shares	8
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
Master Small Cap Index Series	2
BlackRock Cash Funds: Prime, SL Agency Shares	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
iShares Barclays TIPS Bond Fund	1

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	90%
Fixed Income Funds	6
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	52%
iShares MSCI EAFE Index Fund	12
CoreAlpha Bond Master Portfolio	6
ACWI ex-US Index Master Portfolio	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI Emerging Markets Index Fund	5
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Microsoft Corp.	3
Wells Fargo & Co.	2
Exxon Mobil Corp.	2
Verizon Communications, Inc.	2
International Business Machines Corp.	2
Google, Inc., Class A	2
Pfizer, Inc.	1
Boeing Co.	1
JPMorgan Chase & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Consumer Discretionary	14
Industrials	13
Health Care	12
Financials	11
Consumer Staples	10
Energy	9
Materials	4
Utilities	3
Telecommunication Services	3

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

54	BLACKROCK FUNDS III	JUNE 30, 2012

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.5%
Active Stock Master Portfolio	$305,984,142	$305,984,142
ACWI ex-US Index Master Portfolio	$23,000,693	23,000,693
iShares Cohen & Steers Realty Majors Index Fund	28,506	2,241,712
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	84,931	2,421,383
iShares MSCI Canada Index Fund (b)	479,126	12,380,616
iShares MSCI EAFE Index Fund	1,733,033	86,582,329
iShares MSCI EAFE Small Cap Index Fund	348,726	12,602,957
iShares MSCI Emerging Markets Index Fund	894,610	35,059,766
Master Small Cap Index Series	$59,813,471	59,813,471

		540,087,069
Fixed Income Funds — 61.5%
CoreAlpha Bond Master Portfolio	$735,475,013	735,475,013
iShares Barclays TIPS Bond Fund	1,062,526	127,184,362

		862,659,375

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (c)(d)	11,628,099	$11,628,099
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	2,179,643	2,179,643

		13,807,742
Total Affiliated Investment Companies (Cost — $ 1,331,253,654*) — 101.0%		1,416,554,186
Liabilities in Excess of Other Assets — (1.0)%		(13,941,619)

Net Assets — 100.0%		$1,402,612,567

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,333,575,622

Gross unrealized appreciation	$86,333,613
Gross unrealized depreciation	(3,355,049)

Net unrealized appreciation	$82,978,564

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$298,043,934	$7,940,208	[1]	—	$305,984.142	$305,984,142	$11,098,958	$3,092,352
ACWI ex-US Index Master Portfolio	$5,548,263	$17,452,430	[1]	—	$23,000,693	$23,000,693	$95,849	$163,168
BlackRock Cash Funds: Institutional, SL Agency Shares	19,603,098	—		(7,974,999)[2]	11,628,099	$11,628,099	—	$30,950
BlackRock Cash Funds: Prime, SL Agency Shares	5,266,000	—		(3,086,357)[2]	2,179,643	$2,179,643	—	$7,590
CoreAlpha Bond Master Portfolio	$725,793,169	$9,681,844	[1]	—	$735,475,013	$735,475,013	$7,467,495	$10,162,949
iShares Barclays TIPS Bond Fund	1,059,111	25,722		(22,307)	1,062,526	$127,184,362	$231,887	$1,675,862
iShares Cohen & Steers Realty Majors Index Fund	19,438	9,576		(508)	28,506	$2,241,712	$36,919	$27,268
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	59,926	26,269		(1,264)	84,931	$2,421,383	$(6,734)	$44,387
iShares MSCI Canada Index Fund	520,174	—		(41,048)	479,126	$12,380,616	$(200,890)	$103,436
iShares MSCI EAFE Index Fund	1,903,131	39,135		(209,233)	1,733,033	$86,582,329	$(293,544)	$1,989,093
iShares MSCI EAFE Small Cap Index Fund	354,938	—		(6,212)	348,726	$12,602,957	$(55,884)	$200,681
iShares MSCI Emerging Markets Index Fund	939,069	28,664		(73,123)	894,610	$35,059,766	$(483,468)	$405,572
Master Small Cap Index Series	$59,483,717	$329,754	[1]	—	$59,813,471	$59,813,471	$1,163,821	$521,779

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	55

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$292,280,867	$1,124,273,319	—	$1,416,554,186

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $10,130,600 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.9%
Active Stock Master Portfolio	$743,339,617	$743,339,617
ACWI ex-US Index Master Portfolio	$34,732,450	34,732,450
iShares Cohen & Steers Realty Majors Index Fund (b)	508,166	39,962,174
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,521,082	43,366,048
iShares MSCI Canada Index Fund (b)	1,139,167	29,436,075
iShares MSCI EAFE Index Fund (b)	4,260,103	212,834,746
iShares MSCI EAFE Small Cap Index Fund	828,954	29,958,397
iShares MSCI Emerging Markets Index Fund	2,153,647	84,401,426
Master Small Cap Index Series	$85,995,436	85,995,436

		1,304,026,369
Fixed Income Funds — 45.2%
CoreAlpha Bond Master Portfolio	$921,968,521	921,968,521
iShares Barclays TIPS Bond Fund	1,260,095	150,833,372

		1,072,801,893

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (c)(d)	23,550,691	$23,550,691
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	5,426,451	5,426,451

		28,977,142
Total Affiliated Investment Companies (Cost — $2,257,481,415*) — 101.3%		2,405,805,404
Liabilities in Excess of Other Assets — (1.3)%		(31,549,754)

Net Assets — 100.0%		$2,374,255,650

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,276,746,394

Gross unrealized appreciation	$152,784,789
Gross unrealized depreciation	(23,725,779)

Net unrealized appreciation	$129,059,010

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$748,693,513	—		$(5,353,896)[1]	$743,339,617	$743,339,617	$29,591,405	$7,799,654
ACWI ex-US Index Master Portfolio	$5,969,722	$28,762,728	[2]	—	$34,732,450	$34,732,450	$350,814	$204,193
BlackRock Cash Funds: Institutional, SL Agency Shares	101,724,838	—		(78,174,147)[1]	23,550,691	$23,550,691	—	$63,593
BlackRock Cash Funds: Prime, SL Agency Shares	32,812,403	—		(27,385,952)[1]	5,426,451	$5,426,451	—	$15,878
CoreAlpha Bond Master Portfolio	$877,647,887	$44,320,634	[2]	—	$921,968,521	$921,968,521	$8,523,238	$12,585,971
iShares Barclays TIPS Bond Fund	1,219,031	80,364		(39,300)	1,260,095	$150,833,372	$397,485	$2,003,916
iShares Cohen & Steers Realty Majors Index Fund	513,326	33,686		(38,846)	508,166	$39,962,174	$577,554	$569,274
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,583,649	27,720		(90,287)	1,521,082	$43,366,048	$(796,238)	$1,004,481
iShares MSCI Canada Index Fund	1,190,355	—		(51,188)	1,139,167	$29,436,075	$(346,551)	$245,928
iShares MSCI EAFE Index Fund	4,619,681	132,777		(492,355)	4,260,103	$212,834,746	$(2,379,422)	$4,891,930
iShares MSCI EAFE Small Cap Index Fund	848,248	—		(19,294)	828,954	$29,958,397	$(199,123)	$477,037
iShares MSCI Emerging Markets Index Fund	2,251,118	46,678		(144,149)	2,153,647	$84,401,426	$(1,338,332)	$1,008,676
Master Small Cap Index Series	$86,267,134	—		$(271,698)[1]	$85,995,436	$85,995,436	$1,631,020	$762,194

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	57

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$619,769,380	$1,786,036,024	—	$2,405,805,404

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $25,221,200 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 70.6%
Active Stock Master Portfolio	$841,045,916	$841,045,916
ACWI ex-US Index Master Portfolio	$38,104,395	38,104,395
iShares Cohen & Steers Realty Majors Index Fund (b)	813,263	63,955,002
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,433,496	69,378,971
iShares MSCI Canada Index Fund (b)	1,219,934	31,523,095
iShares MSCI EAFE Index Fund (b)	4,664,178	233,022,333
iShares MSCI EAFE Small Cap Index Fund	923,899	33,389,710
iShares MSCI Emerging Markets Index Fund	2,374,866	93,070,999
Master Small Cap Index Series	$61,558,704	61,558,704

		1,465,049,125
Fixed Income Funds — 29.4%
CoreAlpha Bond Master Portfolio	$531,934,343	531,934,343
iShares Barclays TIPS Bond Fund	656,161	78,542,472

		610,476,815

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (c)(d)	64,583,583	$64,583,583
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	16,664,147	16,664,147

		81,247,730
Total Affiliated Investment Companies (Cost — $2,031,883,340*) — 103.9%		2,156,773,670
Liabilities in Excess of Other Assets — (3.9)%		(80,269,158)

Net Assets — 100.0%		$2,076,504,512

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,058,653,835

Gross unrealized appreciation	$131,391,777
Gross unrealized depreciation	(33,271,942)

Net unrealized appreciation	$98,119,835

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$828,107,242	$12,938,674	[1]	—	$841,045,916	$841,045,916	$31,358,541	$8,778,539
ACWI ex-US Index Master Portfolio	$6,940,554	$31,163,841	[1]	—	$38,104,395	$38,104,395	$25,766	$292,935
BlackRock Cash Funds: Institutional, SL Agency Shares	57,414,496	7,169,087	[1]	—	64,583,583	$64,583,583	—	$59,734
BlackRock Cash Funds: Prime, SL Agency Shares	18,184,839	—		(1,520,692)[2]	16,664,147	$16,664,147	—	$15,009
CoreAlpha Bond Master Portfolio	$483,730,118	$48,204,225	[1]	—	$531,934,343	$531,934,343	$4,322,875	$7,166,358
iShares Barclays TIPS Bond Fund	647,298	24,435		(15,572)	656,161	$78,542,472	$142,953	$1,038,554
iShares Cohen & Steers Realty Majors Index Fund	779,965	65,390		(32,092)	813,263	$63,955,002	$(166,230)	$903,226
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,439,821	154,193		(160,518)	2,433,496	$69,378,971	$(1,603,639)	$1,582,133
iShares MSCI Canada Index Fund	1,299,183	2,889		(82,138)	1,219,934	$31,523,095	$(471,019)	$262,741
iShares MSCI EAFE Index Fund	4,939,362	194,247		(469,431)	4,664,178	$233,022,333	$(4,202,929)	$5,315,192
iShares MSCI EAFE Small Cap Index Fund	909,785	34,062		(19,948)	923,899	$33,389,710	$(170,023)	$512,074
iShares MSCI Emerging Markets Index Fund	2,471,377	116,370		(212,881)	2,374,866	$93,070,999	$(1,876,500)	$1,110,390
Master Small Cap Index Series	$62,185,765	$—		(627,061)[2]	$61,558,704	$61,558,704	$1,129,245	$553,530

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	59

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$684,130,312	$1,472,643,358	—	$2,156,773,670

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $77,452,050 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 83.3%
Active Stock Master Portfolio	$757,175,456	$757,175,456
ACWI ex-US Index Master Portfolio	$29,918,028	29,918,028
iShares Cohen & Steers Realty Majors Index Fund (b)	844,901	66,443,015
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,528,605	72,090,528
iShares MSCI Canada Index Fund	1,088,701	28,132,034
iShares MSCI EAFE Index Fund (b)	4,153,207	207,494,222
iShares MSCI EAFE Small Cap Index Fund	788,513	28,496,860
iShares MSCI Emerging Markets Index Fund (b)	2,114,584	82,870,547
Master Small Cap Index Series	$40,438,120	40,438,120

		1,313,058,810
Fixed Income Funds — 16.5%
CoreAlpha Bond Master Portfolio	$236,012,509	236,012,509
iShares Barclays TIPS Bond Fund	197,825	23,679,652

		259,692,161

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities —10.7%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (c)(d)	132,795,493	$132,795,493
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	35,551,513	35,551,513

		168,347,006
Total Affiliated Investment Companies (Cost — $1,655,380,576*) —110.5%		1,741,097,977
Liabilities in Excess of Other Assets — (10.5)%		(164,891,889)

Net Assets — 100.0%		$1,576,206,088

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,683,343,105

Gross unrealized appreciation	$96,543,834
Gross unrealized depreciation	(38,788,962)

Net unrealized appreciation	$57,754,872

(a) Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$736,182,388	$20,993,068	[1]	—	$757,175,456	$757,175,456	$27,197,441	$7,870,032
ACWI ex-US Index Master Portfolio	$6,288,397	$23,629,631	[1]	—	$29,918,028	$29,918,028	$35,009	$241,857
BlackRock Cash Funds: Institutional, SL Agency Shares	46,040,413	86,755,080	[1]	—	132,795,493	$132,795,493	—	$43,010
BlackRock Cash Funds: Prime, SL Agency Shares	14,394,378	21,157,135	[1]	—	35,551,513	$35,551,513	—	$10,747
CoreAlpha Bond Master Portfolio	$203,336,372	$32,676,137	[1]	—	$236,012,509	$236,012,509	$1,625,793	$3,160,702
iShares Barclays TIPS Bond Fund	180,235	21,788		(4,198)	197,825	$23,679,652	$43,782	$313,094
iShares Cohen & Steers Realty Majors Index Fund	795,460	67,371		(17,930)	844,901	$66,443,015	$371,104	$938,710
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,481,690	116,078		(69,163)	2,528,605	$72,090,528	$(694,352)	$1,653,540
iShares MSCI Canada Index Fund	1,113,860	—		(25,159)	1,088,701	$28,132,034	$(205,186)	$235,033
iShares MSCI EAFE Index Fund	4,317,966	113,057		(277,816)	4,153,207	$207,494,222	$(4,539,797)	$4,756,534
iShares MSCI EAFE Small Cap Index Fund	796,836	8,411		(16,734)	788,513	$28,496,860	$(150,540)	$453,765
iShares MSCI Emerging Markets Index Fund	2,136,980	71,328		(93,724)	2,114,584	$82,870,547	$(879,062)	$990,380
Master Small Cap Index Series	$40,190,017	$248,103	[1]	—	$40,438,120	$40,438,120	$748,965	$362,312

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	61

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$677,553,864	$1,063,544,113	—	$1,741,097,977

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $165,237,240 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 93.8%
Active Stock Master Portfolio	$112,868,118	$112,868,118
ACWI ex-US Index Master Portfolio	$12,116,246	12,116,246
iShares Cohen & Steers Realty Majors Index Fund (b)	134,002	10,537,917
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	399,335	11,385,041
iShares MSCI Canada Index Fund	141,295	3,651,063
iShares MSCI EAFE Index Fund (b)	514,871	25,722,955
iShares MSCI EAFE Small Cap Index Fund	120,555	4,356,858
iShares MSCI Emerging Markets Index Fund	266,258	10,434,651
Master Small Cap Index Series	$4,606,672	4,606,672

		195,679,521
Fixed Income Funds — 5.9%
CoreAlpha Bond Master Portfolio	$12,243,774	12,243,774

		12,243,774

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (c)(d)	6,946,195	$6,946,195
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	1,794,678	1,794,678

		8,740,873
Total Affiliated Investment Companies (Cost — $209,024,920*) — 103.9%		216,664,168
Liabilities in Excess of Other Assets — (3.9)%		(8,118,290)

Net Assets — 100.0%		$208,545,878

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$209,906,255

Gross unrealized appreciation	$9,633,645
Gross unrealized depreciation	(2,875,732)

Net unrealized appreciation	$6,757,913

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$96,212,649	$16,655,469	[1]	—	$112,868,118	$112,868,118	$2,611,042	$1,130,924
ACWI ex-US Index Master Portfolio	$2,165,187	$9,951,059	[1]	—	$12,116,246	$12,116,246	$(293,607)	$145,299
BlackRock Cash Funds: Institutional, SL Agency Shares	6,374,294	571,901	[1]	—	6,946,195	$6,946,195	—	$8,836
BlackRock Cash Funds: Prime, SL Agency Shares	1,943,189	—		(148,511)[2]	1,794,678	$1,794,678	—	$2,252
CoreAlpha Bond Master Portfolio	$7,200,788	$5,042,986	[1]	—	$12,243,774	$12,243,774	$(7,580)	$133,719
iShares Cohen & Steers Realty Majors Index Fund	116,706	23,245		(5,949)	134,002	$10,537,917	$18,102	$148,237
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	358,521	62,203		(21,389)	399,335	$11,385,041	$(119,753)	$257,516
iShares MSCI Canada Index Fund	147,564	7,933		(14,202)	141,295	$3,651,063	$(83,519)	$30,503
iShares MSCI EAFE Index Fund	541,724	24,255		(51,108)	514,871	$25,722,955	$(548,457)	$591,633
iShares MSCI EAFE Small Cap Index Fund	109,510	19,962		(8,917)	120,555	$4,356,858	$(66,680)	$69,376
iShares MSCI Emerging Markets Index Fund	274,352	20,183		(28,277)	266,258	$10,434,651	$(244,388)	$124,704
Master Small Cap Index Series	$3,997,168	$609,504	[1]	—	$4,606,672	$4,606,672	$83,167	$39,725

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	63

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$74,829,358	$141,834,810	—	$216,664,168

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $8,341,350 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.4%
Alliant Techsystems, Inc.	2,903	$146,805
The Boeing Co.	526,800	39,141,240
Exelis, Inc.	132,585	1,307,288
General Dynamics Corp.	87,565	5,775,787
Goodrich Corp.	2,499	317,123
Honeywell International, Inc.	216,670	12,098,853
L-3 Communications Holdings, Inc.	13,008	962,722
Lockheed Martin Corp.	96,100	8,368,388
Northrop Grumman Corp. (a)	80,360	5,126,164
Precision Castparts Corp.	47,200	7,763,928
Raytheon Co.	140,990	7,978,624
Rockwell Collins, Inc.	20,770	1,024,999
Textron, Inc.	303,100	7,538,097
Triumph Group, Inc.	5,465	307,516
United Technologies Corp.	304,945	23,032,496

		120,890,030
Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	27,369	1,601,908
Expeditors International of Washington, Inc.	33,582	1,301,302
United Parcel Service, Inc., Class B	90,535	7,130,537

		10,033,747
Airlines — 0.8%
Copa Holdings SA (a)	73,967	6,100,798
Delta Air Lines, Inc. (b)	1,542,610	16,891,580

		22,992,378
Auto Components — 0.2%
Allison Transmission Holdings, Inc.	110,600	1,942,136
Delphi Automotive Plc (b)	18,810	479,655
Federal-Mogul Corp. (b)	5,189	57,079
Johnson Controls, Inc.	80,610	2,233,703
Lear Corp.	16,736	631,449
Visteon Corp. (b)	600	22,500
WABCO Holdings, Inc. (a)(b)	19,781	1,047,009

		6,413,531
Automobiles — 0.2%
Ford Motor Co.	185,420	1,778,178
Tesla Motors, Inc. (b)	139,400	4,361,826

		6,140,004
Beverages — 2.2%
Brown-Forman Corp., Class B (a)	20,352	1,971,091
The Coca-Cola Co.	459,713	35,944,959
Diageo Plc	255,680	6,584,771
Molson Coors Brewing Co., Class B	20,816	866,154
Monster Beverage Corp. (b)	26,160	1,862,592
PepsiCo Inc.	208,104	14,704,629

		61,934,196
Biotechnology — 1.4%
Amgen, Inc.	65,846	4,809,392
Biogen Idec, Inc. (b)	84,639	12,220,179
Celgene Corp. (b)	171,860	11,026,537
Gilead Sciences, Inc. (b)	67,844	3,479,040
Medivation, Inc. (b)	442	40,399
Myriad Genetics, Inc. (b)	265,644	6,314,358
Vertex Pharmaceuticals, Inc. (b)	5,989	334,905

		38,224,810
Building Products — 0.1%
Fortune Brands Home & Security, Inc. (b)	56,403	1,256,095
Capital Markets — 0.6%
American Capital Ltd. (b)	38,654	389,246
Ameriprise Financial, Inc.	30,201	1,578,304
The Bank of New York Mellon Corp.	6	132

Common Stocks	Shares	Value

Capital Markets (concluded)
The Goldman Sachs Group, Inc.	84,062	$8,058,183
Jefferies Group, Inc.	305,499	3,968,432
Legg Mason, Inc.	52,686	1,389,330
Morgan Stanley	27,558	402,071
T Rowe Price Group, Inc.	2,233	140,590

		15,926,288
Chemicals — 2.3%
Airgas, Inc.	1,512	127,023
Cabot Corp.	5,754	234,188
Celanese Corp.	163,100	5,646,522
CF Industries Holdings, Inc.	40,459	7,838,527
Cytec Industries, Inc.	3,729	218,668
The Dow Chemical Co.	102,340	3,223,710
E.I. du Pont de Nemours & Co.	367,870	18,603,186
LyondellBasell Industries NV, Class A	24,207	974,816
Monsanto Co.	140,903	11,663,950
Olin Corp.	96,800	2,022,152
PPG Industries, Inc.	69,300	7,354,116
Praxair, Inc.	38,120	4,144,788
The Scotts Miracle-Gro Co., Class A	6,200	254,944

		62,306,590
Commercial Banks — 3.3%
Bank of Nova Scotia	104,890	5,426,356
BOK Financial Corp. (a)	1,913	111,337
First Citizens Bancshares, Inc., Class A	2,488	414,625
First Niagara Financial Group, Inc.	7,122	54,483
First Republic Bank (b)	73,729	2,477,294
M&T Bank Corp.	14,888	1,229,302
National Bank of Canada	86,900	6,203,064
SunTrust Banks, Inc.	56,492	1,368,801
The Toronto-Dominion Bank	64,740	5,060,065
U.S. Bancorp	511,609	16,453,346
Wells Fargo & Co.	1,590,664	53,191,804

		91,990,477
Commercial Services & Supplies — 0.1%
ACCO Brands Corp. (b)	39,735	410,860
The Brink’s Co.	5,229	121,208
Corrections Corp. of America	2,129	62,699
Republic Services, Inc.	9,902	262,007
Waste Connections, Inc. (a)	15,266	456,759

		1,313,533
Communications Equipment — 1.9%
Cisco Systems, Inc.	819,367	14,068,531
EchoStar Corp. (b)	3,933	103,910
F5 Networks, Inc. (b)	48,734	4,851,957
Harris Corp.	178,300	7,461,855
QUALCOMM, Inc.	459,738	25,598,212

		52,084,465
Computers & Peripherals — 5.2%
Apple, Inc. (b)	201,329	117,576,136
Dell, Inc. (b)	682,500	8,544,900
EMC Corp. (b)	298,200	7,642,866
Fusion-io, Inc. (b)	113,020	2,360,988
NetApp, Inc. (b)	155,700	4,954,374
QLogic Corp. (b)	322,900	4,420,501

		145,499,765
Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV	128,700	4,885,452
Fluor Corp.	164,400	8,111,496
Jacobs Engineering Group, Inc. (b)	277,320	10,499,335
KBR, Inc.	157,500	3,891,825

		27,388,108

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	65

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Finance — 0.6%
American Express Co.	117,639	$6,847,766
Capital One Financial Corp.	35,362	1,932,887
Discover Financial Services	227,800	7,877,324
Green Dot Corp., Class A (a)(b)	5,000	110,600

		16,768,577
Containers & Packaging — 0.3%
Ball Corp.	113,900	4,675,595
Crown Holdings, Inc. (b)	27,527	949,406
Owens-Illinois, Inc. (b)	1,260	24,154
Rock-Tenn Co, Class A	14,913	813,504
Sealed Air Corp.	107,810	1,664,587

		8,127,246
Diversified Consumer Services — 0.5%
Apollo Group, Inc., Class A (b)	226,800	8,207,892
ITT Educational Services, Inc. (a)(b)	110,404	6,707,043
Weight Watchers International, Inc. (a)(b)	3,657	188,555

		15,103,490
Diversified Financial Services — 2.2%
Bank of America Corp.	560,821	4,587,516
Citigroup, Inc.	509,708	13,971,096
JPMorgan Chase & Co.	1,027,708	36,720,007
Leucadia National Corp.	7,670	163,141
Moody’s Corp.	135,700	4,959,835
The NASDAQ OMX Group, Inc.	8,607	195,120
NYSE Euronext (a)	27,729	709,308

		61,306,023
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	581,585	20,739,321
BCE, Inc.	47,070	1,939,284
CenturyLink, Inc.	210,100	8,296,849
Level 3 Communications, Inc. (b)	110,100	2,438,715
Verizon Communications, Inc.	950,430	42,237,109

		75,651,278
Electric Utilities — 1.5%
American Electric Power Co., Inc.	102,579	4,092,902
Duke Energy Corp.	101,810	2,347,739
Edison International	46,850	2,164,470
Entergy Corp.	3,608	244,947
Exelon Corp.	11,260	423,601
FirstEnergy Corp.	68,370	3,363,120
ITC Holdings Corp. (a)	24,255	1,671,412
NextEra Energy, Inc.	73,800	5,078,178
Northeast Utilities	52,070	2,020,837
OGE Energy Corp.	1,496	77,478
PPL Corp.	46,210	1,285,100
Southern Co.	372,360	17,240,268
Xcel Energy, Inc.	39,838	1,131,797

		41,141,849
Electrical Equipment — 0.3%
The Babcock & Wilcox Co. (b)	39,724	973,238
Cooper Industries Plc, Class A	3,412	232,630
Hubbell, Inc. Class B (a)	12,092	942,451
Rockwell Automation, Inc.	23,850	1,575,531
Roper Industries, Inc.	33,900	3,341,862

		7,065,712
Electronic Equipment, Instruments & Components — 0.7%
AVX Corp.	2,150	22,984
Corning, Inc.	995,300	12,869,229
Dolby Laboratories, Inc., Class A (b)	28,484	1,176,389
Jabil Circuit, Inc.	209,000	4,248,970

		18,317,572

Common Stocks	Shares	Value

Energy Equipment & Services — 1.6%
CARBO Ceramics, Inc. (a)	456	$34,989
Dresser-Rand Group, Inc. (b)	5,717	254,635
Ensco PLC, Class A	125,600	5,899,432
Halliburton Co.	263,790	7,488,998
McDermott International, Inc. (b)	8,442	94,044
National Oilwell Varco, Inc.	109,481	7,054,956
Noble Corp. (b)	456,555	14,851,734
Schlumberger Ltd.	68,196	4,426,602
Weatherford International Ltd. (b)	408,368	5,157,688

		45,263,078
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	167,900	15,950,500
CVS Caremark Corp.	80,329	3,753,774
The Fresh Market, Inc. (b)	1,700	91,171
The Kroger Co.	674,340	15,637,945
Wal-Mart Stores, Inc.	324,785	22,644,010
Walgreen Co.	98,664	2,918,481
Whole Foods Market, Inc.	70,055	6,677,643

		67,673,524
Food Products — 1.9%
Archer Daniels Midland Co.	314,850	9,294,372
ConAgra Foods, Inc.	178,300	4,623,319
General Mills, Inc.	116,280	4,481,431
H.J. Heinz Co.	62,830	3,416,695
Kraft Foods, Inc., Class A	183,090	7,070,936
Mead Johnson Nutrition Co.	96,678	7,783,546
Post Holdings, Inc. (a)(b)	29,890	919,118
Ralcorp Holdings, Inc. (b)	1,289	86,028
Unilever NV	465,910	15,538,098

		53,213,543
Gas Utilities — 0.1%
Atmos Energy Corp.	22,548	790,758
ONEOK, Inc.	64,384	2,724,087

		3,514,845
Health Care Equipment & Supplies — 1.4%
Baxter International, Inc.	167,468	8,900,924
Gen-Probe, Inc. (b)	910	74,802
Hill-Rom Holdings, Inc.	17,939	553,418
Intuitive Surgical, Inc. (b)	12,535	6,941,758
Medtronic, Inc.	379,181	14,685,680
ResMed, Inc. (b)	141,600	4,417,920
Sirona Dental Systems, Inc. (b)	27,780	1,250,378
Thoratec Corp. (b)	26,203	879,897

		37,704,777
Health Care Providers & Services — 2.8%
Aetna, Inc.	150,780	5,845,740
AmerisourceBergen Corp.	415,831	16,362,950
Cardinal Health, Inc. (a)	349,028	14,659,176
Catalyst Health Solutions, Inc. (b)	869	81,199
Express Scripts Holding Co. (b)	240,507	13,427,496
HCA Holdings, Inc.	296,318	9,016,957
Health Net, Inc. (b)	958	23,251
Humana, Inc.	14,002	1,084,315
Lincare Holdings, Inc.	124,800	4,245,696
McKesson Corp.	103,100	9,665,625
Quest Diagnostics Inc.	37,230	2,230,077
WellCare Health Plans, Inc. (b)	17,713	938,789

		77,581,271
Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc. (b)	2,512	27,456
Cerner Corp. (b)	136,700	11,299,622

		11,327,078

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 2.1%
Brinker International, Inc.	228,800	$7,291,856
Choice Hotels International, Inc. (a)	5,057	201,926
Hyatt Hotels Corp, Class A (b)	7,880	292,821
Las Vegas Sands Corp.	157,600	6,854,024
Marriott International, Inc., Class A	196,100	7,687,120
Marriott Vacations Worldwide Corp. (a)(b)	15,084	467,302
McDonald’s Corp.	262,299	23,221,330
Panera Bread Co., Class A (b)	743	103,604
Starbucks Corp.	215,111	11,469,719
Starwood Hotels & Resorts Worldwide, Inc.	2	106
Wynn Resorts Ltd.	7,739	802,689
Yum! Brands, Inc.	7,900	508,918

		58,901,415
Household Durables — 0.4%
Garmin Ltd.	100,000	3,829,000
NVR, Inc. (b)	1,368	1,162,800
Tempur-Pedic International, Inc. (b)	32,141	751,778
Tupperware Brands Corp.	72,080	3,947,101
Whirlpool Corp.	4,407	269,532

		9,960,211
Household Products — 0.8%
The Clorox Co.	2,609	189,048
Kimberly-Clark Corp.	139,260	11,665,810
The Procter & Gamble Co.	182,431	11,173,899

		23,028,757
Independent Power Producers & Energy Traders — 0.1%
International Power Plc	468,400	3,070,887
NRG Energy, Inc. (b)	12,955	224,899

		3,295,786
Industrial Conglomerates — 2.4%
3M Co.	92,718	8,307,533
Danaher Corp.	319,700	16,649,976
General Electric Co.	1,396,547	29,104,039
Tyco International Ltd.	241,354	12,755,559

		66,817,107
Insurance — 3.5%
ACE Ltd.	200,520	14,864,548
Aflac, Inc.	140,392	5,979,295
American National Insurance Co. (a)	1,700	121,159
Aspen Insurance Holdings Ltd.	23,580	681,462
Axis Capital Holdings Ltd.	16,847	548,370
Berkshire Hathaway, Inc., Class B (b)	4,465	372,068
Chubb Corp.	84,760	6,172,223
CNA Financial Corp.	18,037	499,986
Endurance Specialty Holdings Ltd.	24,174	926,348
Everest Re Group Ltd.	993	102,766
Genworth Financial, Inc., Class A (b)	108,566	614,483
The Hanover Insurance Group, Inc.	22,485	879,838
Hartford Financial Services Group, Inc.	625,026	11,019,208
Kemper Corp.	3	92
Lincoln National Corp.	239,862	5,245,782
MetLife, Inc.	356,276	10,991,115
PartnerRe Ltd.	10,008	757,305
Prudential Financial, Inc.	228,426	11,062,671
Reinsurance Group of America, Inc.	4,100	218,161
RenaissanceRe Holdings Ltd.	1	76
The Travelers Cos., Inc.	318,920	20,359,853
Validus Holdings Ltd.	141,172	4,521,739
Willis Group Holdings Plc	38,208	1,394,210
XL Group Plc	39,170	824,137

		98,156,895

Common Stocks	Shares	Value

Internet & Catalog Retail — 1.6%
Amazon.com, Inc. (b)	99,100	$22,629,485
Expedia, Inc.	158,500	7,619,095
Groupon, Inc. (a)(b)	10,685	113,581
priceline.com, Inc. (b)	19,088	12,684,358
TripAdvisor, Inc. (b)	10,153	453,738

		43,500,257
Internet Software & Services — 2.2%
eBay, Inc. (b)	211,500	8,885,115
ExactTarget, Inc. (a)(b)	823	17,991
Facebook, Inc. (b)	17,180	534,642
Google, Inc., Class A (b)	72,324	41,952,983
IAC/InterActiveCorp	19,059	869,090
Millennial Media, Inc. (b)	2,336	30,812
Rackspace Hosting, Inc. (b)	182,000	7,997,080
VeriSign, Inc. (b)	21,148	921,418

		61,209,131
IT Services — 4.3%
Accenture Plc, Class A	190,100	11,423,109
Alliance Data Systems Corp. (b)	45,600	6,156,000
Amdocs Ltd. (b)	26,011	773,047
Automatic Data Processing, Inc.	26,840	1,493,914
Broadridge Financial Solutions, Inc.	21,209	451,116
Cognizant Technology Solutions Corp., Class A (b)	22,107	1,326,420
CoreLogic, Inc. (b)	12,681	232,189
DST Systems, Inc.	87,200	4,735,832
International Business Machines Corp.	215,885	42,222,788
Lender Processing Services, Inc.	145,600	3,680,768
MasterCard, Inc., Class A (a)	8,129	3,496,364
NeuStar Inc, Class A (b)	1,401	46,793
SAIC, Inc.	614,100	7,442,892
Total System Services, Inc.	3,535	84,593
Vantiv Inc, Class A (b)	3,667	85,405
VeriFone Systems, Inc. (b)	117,057	3,873,416
Visa, Inc., Class A (a)	95,421	11,796,898
The Western Union Co.	1,156,580	19,476,807

		118,798,351
Leisure Equipment & Products — 0.3%
Mattel, Inc.	94,034	3,050,463
Polaris Industries, Inc. (a)	83,328	5,956,285

		9,006,748
Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.	5,951	233,517
Bio-Rad Laboratories, Inc., Class A (b)	524	52,405
Bruker Corp. (b)	2,415	32,144
Illumina, Inc. (b)	2,296	92,735
Thermo Fisher Scientific, Inc.	15,415	800,193

		1,210,994
Machinery — 2.7%
AGCO Corp. (b)	7,646	349,651
Caterpillar, Inc.	110,320	9,367,271
Crane Co.	7,513	273,323
Cummins, Inc.	99,580	9,650,298
Deere & Co.	123,310	9,972,080
Dover Corp.	38,593	2,068,971
Eaton Corp.	170,200	6,745,026
Gardner Denver, Inc. (a)	5,618	297,248
Ingersoll-Rand Plc	197,100	8,313,678
PACCAR, Inc.	104,900	4,111,031
Parker Hannifin Corp.	94,100	7,234,408
Stanley Black & Decker, Inc.	151,725	9,765,021
Terex Corp. (b)	228,109	4,067,183
Toro Co. (a)	8,909	652,941
Trinity Industries, Inc.	5,661	141,412

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	67

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery (concluded)
Xylem, Inc. (a)	100,469	$2,528,805

		75,538,347
Media — 3.9%
CBS Corp., Class B	141,200	4,628,536
Comcast Corp, Class A	272,700	8,718,219
Comcast Corp, Special Class A	431,370	13,545,018
DIRECTV, Class A (b)	259,598	12,673,574
DISH Network Corp.	182,233	5,202,752
Interpublic Group of Cos., Inc.	614,100	6,662,985
John Wiley & Sons, Inc., Class A (a)	32,457	1,590,068
Liberty Media Corp. — Liberty Capital (b)	2,418	212,566
The McGraw-Hill Cos., Inc.	188,819	8,496,855
Regal Entertainment Group	212,000	2,917,120
Scripps Networks Interactive, Inc., Class A	11,049	628,246
Time Warner Cable, Inc.	195,517	16,051,946
Time Warner, Inc.	237,895	9,158,958
Viacom, Inc., Class B	186,996	8,792,552
The Walt Disney Co.	175,210	8,497,685
The Washington Post Co., Class B (a)	1,846	690,072

		108,467,152
Metals & Mining — 1.5%
Alcoa, Inc. (a)	628,678	5,500,932
Barrick Gold Corp.	58,030	2,182,991
BHP Billiton Ltd.	308,920	9,958,910
Freeport-McMoRan Copper & Gold, Inc.	259,346	8,835,918
Newmont Mining Corp.	2,837	137,623
Nucor Corp.	153,080	5,801,732
Rio Tinto Ltd.	54,630	3,163,915
Schnitzer Steel Industries, Inc. (a)	849	23,789
Southern Copper Corp.	61,982	1,953,063
Steel Dynamics, Inc.	315,900	3,711,825
Walter Energy, Inc.	6,949	306,868

		41,577,566
Multi-Utilities — 1.0%
Consolidated Edison, Inc.	22,790	1,417,310
Dominion Resources, Inc.	303,530	16,390,620
DTE Energy Co. (a)	5,112	303,295
PG&E Corp.	970	43,912
Public Service Enterprise Group, Inc. (a)	134,894	4,384,055
Sempra Energy	32,050	2,207,604
Wisconsin Energy Corp.	54,410	2,153,004

		26,899,800
Multiline Retail — 1.6%
Big Lots, Inc. (b)	184,200	7,513,518
Dollar General Corp. (b)	43,098	2,344,100
Dollar Tree, Inc. (b)	170,862	9,192,376
Family Dollar Stores, Inc.	1,957	130,101
J.C. Penney Co., Inc. (a)	128,303	2,990,743
Macy’s, Inc.	181,300	6,227,655
Nordstrom, Inc.	161,500	8,024,935
Target Corp.	119,800	6,971,162

		43,394,590
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	174,804	11,572,025
Apache Corp.	121,505	10,679,074
Cheniere Energy, Inc. (b)	11,492	169,392
Chevron Corp.	338,515	35,713,332
ConocoPhillips	124,293	6,945,493
CONSOL Energy, Inc.	14,700	444,528
Denbury Resources, Inc. (b)	507,100	7,662,281
Devon Energy Corp.	172,460	10,000,955
Enbridge, Inc.	200,090	7,980,440
EQT Corp.	60,600	3,249,978

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Exxon Mobil Corp. (a)	514,006	$43,983,493
Hess Corp.	73,060	3,174,457
HollyFrontier Corp.	10,054	356,213
Kinder Morgan Management LLC (a)(b)	7,709	565,995
Kinder Morgan, Inc.	56,363	1,816,016
Kosmos Energy Ltd. (a)(b)	5,450	60,223
Marathon Oil Corp.	481,539	12,312,952
Marathon Petroleum Corp.	81,651	3,667,763
Noble Energy, Inc.	17,800	1,509,796
Occidental Petroleum Corp.	141,411	12,128,821
Peabody Energy Corp.	261,927	6,422,450
Phillips 66 (b)	74,573	2,478,807
Royal Dutch Shell Plc Class A	49,940	1,682,103
Spectra Energy Corp.	87,860	2,553,212
Total SA	165,800	7,452,710
The Williams Cos., Inc.	10,375	299,007

		194,881,516
Paper & Forest Products — 0.3%
Domtar Corp. (a)	11,556	886,461
International Paper Co.	147,600	4,267,116
MeadWestvaco Corp.	120,330	3,459,487

		8,613,064
Personal Products — 0.5%
The Estee Lauder Cos., Inc., Class A	42,354	2,292,198
Herbalife Ltd.	249,408	12,053,889
Nu Skin Enterprises, Inc.	624	29,266

		14,375,353
Pharmaceuticals — 6.1%
Abbott Laboratories	351,390	22,654,113
Allergan, Inc.	11,080	1,025,676
Bristol-Myers Squibb Co.	249,931	8,985,019
Eli Lilly & Co.	377,055	16,179,430
Forest Laboratories, Inc. (b)	17,813	623,277
Johnson & Johnson (a)	486,763	32,885,708
Merck & Co., Inc.	818,493	34,172,083
Pfizer, Inc.	1,715,549	39,457,627
Valeant Pharmaceuticals International, Inc. (b)	132,700	5,943,633
Warner Chilcott Plc, Class A (b)	367,493	6,585,475

		168,512,041
Professional Services — 0.2%
Manpower, Inc. (a)	114,096	4,181,618
Verisk Analytics, Inc., Class A (b)	7,758	382,159

		4,563,777
Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.	2,734	198,817
American Tower Corp.	102,100	7,137,811
BRE Properties, Inc. (a)	3,871	193,627
Camden Property Trust (a)	18,820	1,273,549
Home Properties, Inc.	8,736	536,041
Piedmont Office Realty Trust, Inc. (a)	26,985	464,412
Public Storage (a)	13,266	1,915,743
Rayonier, Inc.	1	23
Simon Property Group, Inc.	6,141	955,908
Taubman Centers, Inc. (a)	3,800	293,208
Ventas, Inc.	7,709	486,592
Weyerhaeuser Co.	96,050	2,147,678

		15,603,409
Real Estate Management & Development — 0.0%
The Howard Hughes Corp. (b)	3,873	238,732
Road & Rail — 0.4%
Canadian National Railway Co.	78,050	6,585,859
Landstar System, Inc.	2,771	143,316

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Road & Rail (concluded)
Union Pacific Corp.	36,950	$4,408,505

		11,137,680
Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc. (b)	77,649	444,929
Altera Corp.	20,374	689,456
Avago Technologies Ltd.	89,810	3,224,179
Broadcom Corp., Class A (b)	180,736	6,108,877
Intel Corp.	270,451	7,207,519
KLA-Tencor Corp.	7,709	379,668
Linear Technology Corp.	1,136	35,591
LSI Corp. (b)	1,739,234	11,078,920
Marvell Technology Group Ltd.	265,950	2,999,916
Micron Technology, Inc. (b)	901,460	5,688,213
Silicon Laboratories, Inc. (a)(b)	24,064	912,026
Xilinx, Inc.	140,300	4,709,871

		43,479,165
Software — 4.2%
Ariba, Inc. (b)	2,120	94,891
Autodesk, Inc. (b)	4,698	164,383
Fortinet, Inc. (b)	12,427	288,555
Intuit, Inc.	6,132	363,934
Microsoft Corp.	2,601,811	79,589,399
Oracle Corp.	250,400	7,436,880
Red Hat, Inc. (b)	122,400	6,913,152
Salesforce.com, Inc. (b)	64,992	8,985,794
Splunk, Inc. (a)(b)	1,992	55,975
Symantec Corp. (b)	553,700	8,089,557
VMware, Inc., Class A (b)	59,600	5,425,984

		117,408,504
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A (a)	15,630	533,608
Advance Auto Parts, Inc. (a)	132,128	9,013,772
Bed Bath & Beyond, Inc. (b)	7,930	490,074
Chico’s FAS, Inc.	304,100	4,512,844
The Home Depot, Inc.	380,843	20,180,871
Limited Brands, Inc.	155,900	6,630,427
PetSmart, Inc.	120,800	8,236,144
Ross Stores, Inc.	6,473	404,368
Sally Beauty Holdings, Inc. (b)	19,598	504,453
The TJX Cos., Inc.	268,244	11,515,715

		62,022,276
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	133,091	7,783,161
Michael Kors Holdings Ltd. (b)	128,988	5,396,858
NIKE, Inc., Class B	960	84,269
Tumi Holdings, Inc. (a)(b)	3,072	53,760
Under Armour Inc, Class A (b)	65,300	6,169,544
VF Corp.	49,520	6,608,444

		26,096,036
Thrifts & Mortgage Finance — 0.0%
BankUnited, Inc. (a)	2,115	49,872
Tobacco — 1.6%
Altria Group, Inc.	101,590	3,509,935
Lorillard, Inc.	61,899	8,167,573
Philip Morris International, Inc.	378,836	33,057,229

		44,734,737
Trading Companies & Distributors — 0.1%
Air Lease Corp. (b)	4,557	88,360
MSC Industrial Direct Co., Inc.	13,441	881,058
WESCO International, Inc. (a)(b)	7,713	443,883

		1,413,301

Common Stocks	Shares	Value

Water Utilities — 0.2%
American Water Works Co., Inc.	175,899	$6,029,818
Wireless Telecommunication Services — 0.1%
MetroPCS Communications, Inc. (b)	53,457	323,415
Telephone & Data Systems, Inc.	43,995	936,653
United States Cellular Corp. (b)	6,834	263,929
Vodafone Group Plc	87,320	2,460,678

		3,984,675
Total Long-Term Investments (Cost — $ 2,527,683,050) — 97.9%		2,717,060,943

Short-Term Securities
Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	68,060,767	68,060,767
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	4,684,953	4,684,953

		72,745,720

	Par (000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.00%, 9/20/12 (f)(g)	$890	889,857
Total Short-Term Securities (Cost — $ 73,635,523) — 2.7%		73,635,577
Total Investments* (Cost — $ 2,601,318,573) — 100.6%		2,790,696,520
Liabilities in Excess of Other Assets — (0.6)%		(15,330,206)

Net Assets — 100.0%		$2,775,366,314

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,639,607,955

Gross unrealized appreciation	$266,919,212
Gross unrealized depreciation	(115,830,647)

Net unrealized appreciation	$151,088,565

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	128,263,976	(60,203,209)	68,060,767	$180,124
BlackRock Cash Funds:
Prime, SL Agency Shares	20,162,910	(15,477,957)	4,684,953	$32,394

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	69

Schedule of Investments (concluded)	Active Stock Master Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
93	S&P 500 Index	Chicago Mercantile	September 2012	$6,307,260	$201,592

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,717,060,943	—	—	$2,717,060,943
Short-Term Securities:
Money Market Funds	72,745,720	—	—	72,745,720
U.S. Treasury Obligations	—	$889,857	—	889,857

Total	$2,789,806,663	$889,857	—	$2,790,696,520

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$201,592	—	—	$201,592

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio's assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$42,861	—	—	$42,861
Liabilities:
Collateral on securities loaned at value	—	$(21,774,844)	—	(21,774,844)

Total	$42,861	$(21,774,844)	$—	$(21,731,983)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2012 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,416,554,186	$2,405,805,404	$2,156,773,670	$1,741,097,977	$216,664,168
Contributions receivable from investors	1,712,254	781,599	1,806,848	1,475,001	540,209
Investments sold receivable	2,200,000	9,500,000	9,900,000	—	—
Securities lending income receivable	3,595	12,046	9,401	9,484	2,102
Interest receivable	509	885	752	634	86

Total assets	1,420,470,544	2,416,099,934	2,168,490,671	1,742,583,096	217,206,565

Liabilities
Collateral on securities loaned at value	10,130,600	25,221,200	77,452,050	165,237,240	8,341,350
Investments purchased payable	7,379,540	15,500,000	14,401,076	1,051,929	297,154
Withdrawal payable to investors	215,339	942,718	—	—	—
Investment advisory fees payable	104,572	144,944	100,650	59,254	4,469
Professional fees payable	18,569	20,135	19,566	18,748	16,525
Trustees’ fees payable	9,357	15,287	12,817	9,837	1,189

Total liabilities	17,857,977	41,844,284	91,986,159	166,377,008	8,660,687

Net Assets	$1,402,612,567	$2,374,255,650	$2,076,504,512	$1,576,206,088	$208,545,878

Net Assets Consist of
Investors’ capital	$1,317,312,035	$2,225,931,661	$1,951,614,182	$1,490,488,687	$200,906,630
Net unrealized appreciation/depreciation	85,300,532	148,323,989	124,890,330	85,717,401	7,639,248

Net Assets	$1,402,612,567	$2,374,255,650	$2,076,504,512	$1,576,206,088	$208,545,878

[1] Investments at cost — affiliated	$1,331,253,654	$2,257,481,415	$2,031,883,340	$1,655,380,576	$209,024,920

[2] Securities loaned at value	$10,218,476	$25,424,804	$78,441,324	$167,708,119	$8,439,512

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	71

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

June 30, 2012 (Unaudited)	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,717,950,800
Investments at value —affiliated[3]	72,745,720
Foreign currency at value (cost — $42,391)	42,861
Contributions receivable from investors	37,160
Investments sold receivable	82,581,119
Cash	1,340
Dividends receivable	3,100,592
Securities lending income receivable	12,746
Interest receivable	10,708
Variation margin receivable	156,893

Total assets	2,876,639,939

Liabilities
Collateral on securities loaned at value	21,774,844
Investments purchased payable	57,177,122
Withdrawals payable to investors	21,654,000
Investment advisory fees payable	364,260
Administration fees payable	210,570
Professional fees payable	35,607
Trustees’ fees payable	5,433
Foreign taxes payable	51,789

Total liabilities	101,273,625

Net Assets	$2,775,366,314

Net Assets Consist of
Investors’ capital	$2,585,784,710
Net unrealized appreciation/depreciation	189,581,604

Net Assets	$2,775,366,314

[1] Investments at cost — unaffiliated	$2,528,572,853

[2] Securities loaned at value	$21,838,718

[3] Investments at cost — affiliated	$72,745,720

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$4,446,299	$10,201,242	$10,724,310	$9,341,056	$1,221,969
Securities lending — affiliated	35,276	73,797	69,759	49,952	10,469
Income — affiliated	3,264	5,674	4,984	3,805	619
Net investment income allocated from the applicable Master Portfolios:
Dividends	3,703,744	8,634,634	9,506,251	8,380,546	1,303,426
Interest	10,236,504	12,717,378	7,285,111	3,254,357	146,241
Expenses	(1,496,018)	(2,535,092)	(2,180,235)	(1,678,713)	(220,854)
Fees waived	155,291	356,608	360,818	339,063	50,463

Total income	17,084,360	29,454,241	25,770,998	19,690,066	2,512,333

Expenses
Investment advisory	2,438,638	4,171,260	3,626,823	2,751,463	347,590
Professional	14,620	15,698	15,302	14,716	13,167
Independent Trustees	18,856	31,196	27,056	20,908	3,680

Total expenses	2,472,114	4,218,154	3,669,181	2,787,087	364,437
Less fees waived by advisor	(1,811,737)	(3,291,462)	(3,015,033)	(2,388,741)	(321,587)

Total expenses after fees waived	660,377	926,692	654,148	398,346	42,850

Net investment income	16,423,983	28,527,549	25,116,850	19,291,720	2,469,483

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,164	18,236	586,543	8,490	—
Investments — affiliated	(771,714)	(4,084,627)	(8,347,387)	(6,054,051)	(1,044,695)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	19,826,123	40,096,477	36,836,427	29,607,208	2,393,022

	19,057,573	36,030,086	29,075,583	23,561,647	1,348,327

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	6,976,608	22,740,450	29,902,224	25,990,296	4,570,980
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	17,283,588	36,775,243	38,974,439	32,952,993	3,935,005

	24,260,196	59,515,693	68,876,663	58,943,289	8,505,985

Total realized and unrealized gain	43,317,769	95,545,779	97,952,246	82,504,936	9,854,312

Net Increase in Net Assets Resulting from Operations	$59,741,752	$124,073,328	$123,069,096	$101,796,656	$12,323,795

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	73

Statements of Operations (concluded)	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	Active Stock Master Portfolio

Investment Income
Dividends	$28,748,204
Foreign taxes withheld	(155,195)
Securities lending — affiliated	150,563
Income — affiliated	61,955
Interest	221

Total income	28,805,748

Expenses
Investment advisory	3,424,937
Administration	1,406,338
Professional	24,756
Independent Trustees	34,264

Total expenses	4,890,295
Less fees waived by advisor	(1,184,090)

Total expenses after fees waived	3,706,205

Net investment income	25,099,543

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	100,671,271
Payment by affiliate	773,484
Financial futures contracts	903,374
Foreign currency transactions	(353,791)

101,994,338

Net change in unrealized appreciation/depreciation on:
Investments	106,702,528
Financial futures contracts	206,428
Foreign currency transactions	1,967

106,910,923

Total realized and unrealized gain	208,905,261

Net Increase in Net Assets Resulting from Operations	$234,004,804

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$16,423,983	$38,067,629	$28,527,549	$60,372,244
Net realized gain	19,057,573	83,442,854	36,030,086	142,008,444
Net change in unrealized appreciation/depreciation	24,260,196	(62,125,719)	59,515,693	(155,171,111)

Net increase in net assets resulting from operations	59,741,752	59,384,764	124,073,328	47,209,577

Capital Transactions
Proceeds from contributions	98,706,618	146,032,233	155,199,297	253,699,470
Value of withdrawals	(142,868,352)	(198,525,183)	(263,599,659)	(286,287,280)

Net decrease in net assets derived from capital transactions	(44,161,734)	(52,492,950)	(108,400,362)	(32,587,810)

Net Assets
Total increase in net assets	15,580,018	6,891,814	15,672,966	14,621,767
Beginning of period	1,387,032,549	1,380,140,735	2,358,582,684	2,343,960,917

End of period	$1,402,612,567	$1,387,032,549	$2,374,255,650	$2,358,582,684

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$25,116,850	$48,007,839	$19,291,720	$34,237,278
Net realized gain	29,075,583	116,683,095	23,561,647	90,966,772
Net change in unrealized appreciation/depreciation	68,876,663	(168,358,770)	58,943,289	(154,925,236)

Net increase (decrease) in net assets resulting from operations	123,069,096	(3,667,836)	101,796,656	(29,721,186)

Capital Transactions
Proceeds from contributions	138,384,263	258,359,711	96,002,251	183,590,711
Value of withdrawals	(199,059,719)	(212,656,069)	(131,349,083)	(163,316,566)

Net increase (decrease) in net assets derived from capital transactions	(60,675,456)	45,703,642	(35,346,832)	20,274,145

Net Assets
Total increase (decrease) in net assets	62,393,640	42,035,806	66,499,824	(9,447,041)
Beginning of period	2,014,110,872	1,972,075,066	1,509,756,264	1,519,203,305

End of period	$2,076,504,512	$2,014,110,872	$1,576,206,088	$1,509,756,264

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	75

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$2,469,483	$3,366,572
Net realized gain	1,348,327	5,616,076
Net change in unrealized appreciation/depreciation	8,505,985	(15,828,122)

Net increase (decrease) in net assets resulting from operations	12,323,795	(6,845,474)

Capital Transactions
Proceeds from contributions	46,101,091	76,805,333
Value of withdrawals	(29,965,786)	(9,263,627)

Net increase in net assets derived from capital transactions	16,135,305	67,541,706

Net Assets
Total increase in net assets	28,459,100	60,696,232
Beginning of period	180,086,778	119,390,546

End of period	$208,545,878	$180,086,778

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$25,099,543	$44,115,776
Net realized gain	101,994,338	194,035,159
Net change in unrealized appreciation/depreciation	106,910,923	(191,461,710)

Net increase (decrease) in net assets resulting from operations	234,004,804	46,689,225

Capital Transactions
Proceeds from contributions	205,493,909	657,028,420
Value of withdrawals	(381,382,101)	(499,892,059)

Net increase in net assets derived from capital transactions	(175,888,192)	157,136,361

Net Assets
Total increase in net assets	58,116,612	203,825,586
Beginning of period	2,717,249,702	2,513,424,116

End of period	$2,775,366,314	$2,717,249,702

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	77

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009		2008	2007

Total Investment Return
Total investment return	4.36%	[1]	4.46%		9.83%	18.75%		(14.54)%	5.00%

Ratios to Average Net Assets
Total expenses[2]	0.55%	[3,4,5]	0.55%	[6,7]	0.61%	0.59%		0.61%	0.61%

Total expenses after fees waived[2]	0.29%	[3,4,5]	0.27%	[6,7]	0.26%	0.26%		0.27%	0.27%

Net investment income[8]	2.36%	[3,4,5]	2.77%	[6,7]	2.60%	3.61%		3.81%	3.87%

Supplemental Data
Net assets, end of period (000)	$1,402,613		$1,387,033		$1,380,141	$1,165,307		$253,604	$331,733

Portfolio turnover	6%		4%		4%	6%	[9]	11%	6%

[1]	Aggregate total investment return.

[2]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.02%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[9]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Total Investment Return
Total investment return	5.46%	[1]	1.96%		11.40%	23.21%	(24.92)%	3.84%

Ratios to Average Net Assets
Total expenses[2]	0.54%	[3,4,5]	0.53%	[6,7]	0.59%	0.58%	0.57%	0.58%

Total expenses after fees waived[2]	0.26%	[3,4,5]	0.25%	[6,7]	0.23%	0.23%	0.23%	0.25%

Net investment income[8]	2.39%	[3,4,5]	2.56%	[6,7]	2.45%	3.15%	3.18%	3.01%

Supplemental Data
Net assets, end of period (000)	$2,374,256		$2,358,583		$2,343,961	$1,779,673	$1,245,671	$1,827,888

Portfolio turnover	8%		5%		4%	6%	13%	7%

[1]	Aggregate total investment return.

[2]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	79

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Total Investment Return
Total investment return	6.32%	[1]	(0.13)%		12.36%	26.27%	(30.53)%	3.14%

Ratios to Average Net Assets
Total expenses[2]	0.53%	[3,4,5]	0.52%	[6,7]	0.57%	0.56%	0.55%	0.57%

Total expenses after fees waived[2]	0.24%	[3,4,5]	0.22%	[6,7]	0.21%	0.20%	0.21%	0.23%

Net investment income[8]	2.42%	[3,4,5]	2.39%	[6,7]	2.34%	2.97%	2.82%	2.57%

Supplemental Data
Net assets, end of period (000)	$2,076,505		$2,014,111		$1,972,075	$1,433,256	$952,181	$1,393,178

Portfolio turnover	8%		7%		3%	7%	13%	7%

[1]	Aggregate total investment return.

[2]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Total Investment Return
Total investment return	6.93%	[1]	(1.88)%		13.21%	28.58%	(34.90)%	2.53%

Ratios to Average Net Assets
Total expenses[2]	0.53%	[3,4,5]	0.52%	[6,7]	0.55%	0.55%	0.53%	0.56%

Total expenses after fees waived[2]	0.22%	[3,4,5]	0.20%	[6,7]	0.19%	0.18%	0.19%	0.22%

Net investment income[8]	2.45%	[3,4,5]	2.24%	[6,7]	2.24%	2.82%	2.52%	2.20%

Supplemental Data
Net assets, end of period (000)	$1,576,206		$1,509,756		$1,519,203	$1,133,675	$720,539	$1,022,941

Portfolio turnover	7%		8%		4%	6%	14%	8%

[1]	Aggregate total investment return.

[2]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	81

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,				Period June 30, 2008[1] to December 31, 2008
			2011		2010	2009

Total Investment Return
Total investment return	7.45%	[2]	(3.28)%		13.93%	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.54%	[4,5,6]	0.53%	[7,8]	0.56%	0.59%	1.11%	[4]

Total expenses after fees waived[3]	0.21%	[4,5,6]	0.18%	[7,8]	0.17%	0.16%	0.17%	[4]

Net investment income[9]	2.49%	[4,5,6]	2.18%	[7,8]	2.31%	2.84%	3.05%	[4]

Supplemental Data
Net assets, end of period (000)	$208,546		$180,087		$119,391	$40,164	$6,895

Portfolio turnover	8%		13%		5%	12%	0%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[10]	Rounds to less than 1% .

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Total Investment Return
Total investment return	8.53%	[1]	2.20%	11.04%	24.86%	(36.65)%	0.58%

Ratios to Average Net Assets
Total expenses	0.35%	[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	[2]	0.27%	0.29%	0.30%	0.32%	0.34%

Net investment income	1.78%	[2]	1.70%	1.50%	1.99%	1.96%	1.70%

Supplemental Data
Net assets, end of period (000)	$2,775,366		$2,717,250	$2,513,424	$1,838,453	$1,250,987	$2,085,214

Portfolio turnover	58%		275%	120%	149%	98%	80%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	83

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) are each a series of MIP. The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

As of June 30, 2012, LifePath Retirement Master Portfolio’s investment in the CoreAlpha Bond Master Portfolio was 52.4% of net assets. The financial statements of the CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath Retirement Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, upon request by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series, BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of June 30, 2012, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex- US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	11.03%	6.74%	29.01%	13.95%
LifePath 2020 Master Portfolio	26.78%	10.18%	36.36%	20.06%
LifePath 2030 Master Portfolio	30.30%	11.17%	20.98%	14.36%
LifePath 2040 Master Portfolio	27.28%	8.77%	9.31%	9.43%
LifePath 2050 Master Portfolio	4.07%	3.55%	0.48%	1.07%

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolios for all financial instruments.

Equity investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of each LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key

84	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts ), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, Core- Alpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying

BLACKROCK FUNDS III	JUNE 30, 2012	85

Notes to Financial Statements (continued)	Master Investment Portfolio

instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
	Active Stock Master Portfolio
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation*	$201,592
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended June 30, 2012
Net Realized Gain From
Active Stock Master Portfolio
Equity contracts:
Financial futures contracts	$903,374
Net Change in Unrealized Appreciation/Depreciation on
Active Stock Master Portfolio
Equity contracts:
Financial futures contracts	$206,428

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Active Stock Master Portfolio
Financial futures contracts:
Average number of contracts purchased	105
Average notional value of contracts purchased	$7,223,055

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and a monthly fee based on a percentage of Active Stock Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. (“BTC”), from each investment company in which the Master Portfolios invest through April 30, 2013. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2022. The amounts of the waivers, if any, are shown as fees waived in the Statements of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio.

86	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (concluded)	Master Investment Portfolio

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

BTC voluntarily agreed to waive a portion of its administration fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. With respect to the independent expenses discussed above, BTC has contractually agreed to provide an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2013. The amounts of the waiver and offsetting credits are shown as fees waived in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The share of income earned by each Master Portfolio is shown as securities lending — affiliated in the Statements of Operations. For the six months ended June 30, 2012, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$18,995
LifePath 2020 Master Portfolio	$39,737
LifePath 2030 Master Portfolio	$37,563
LifePath 2040 Master Portfolio	$26,897
LifePath 2050 Master Portfolio	$5,637
Active Stock Master Portfolio	$81,073

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

BFA reimbursed Active Stock Master Portfolio $773,484 for a loss associated with a December 2011 trading error.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$85,509,431	$102,849,558
LifePath 2020 Master Portfolio	$187,350,097	$237,451,540
LifePath 2030 Master Portfolio	$176,071,560	$190,926,236
LifePath 2040 Master Portfolio	$103,048,525	$107,910,495
LifePath 2050 Master Portfolio	$40,951,578	$16,407,687
Active Stock Master Portfolio	$1,593,187,701	$1,786,805,177

5. Borrowings:

The Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolios based on their net assets as of October 31, 2011. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2012	87

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, with respect to the Master Fund’s series, including LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and LifePath Retirement Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and LifePath Retirement Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmarks, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its

88	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing Master Portfolio performance and each Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Master Portfolio’s investment results correspond directly to the investment results of the applicable Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In

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connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that, in general, each of LifePath Retirement Portfolio, LifePath 2020 Portfolio and LifePath 2030 Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of each Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that each Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance.

The Board noted that LifePath 2040 Portfolio performed below the median of its Customized Lipper Peer Group in the three- and five-year periods reported, but that the Portfolio performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, asset allocation is the primary driver of performance. While this more measured glide path approach has benefited the Portfolio over the longer time periods by limiting the downside exposure in 2008, performance has lagged somewhat given the underperformance of the large cap equity strategy.

The Board noted that LifePath 2050 Portfolio performed below the median of its Customized Lipper Peer Group in the three-year and since-inception periods reported, but that the Fund performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of the Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three-year and since-inception periods compared with its Peers. The Board was informed that, among other things, asset allocation is the primary driver of performance. Performance has lagged somewhat given the underperformance of the large cap equity strategy.

The Board and BlackRock discussed BlackRock’s strategy for improving the performance of LifePath 2040 Portfolio and LifePath 2050 Portfolio and their respective Master Portfolios and BlackRock’s commitment to providing the resources necessary to assist each Master Portfolio’s portfolio managers and to improve the performance of each Master Portfolio/Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. It also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Master Portfolio and Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

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In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual advisory fee ratio of the LifePath Retirement Master Portfolio was above the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Master Portfolio’s actual advisory fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was reasonable relative to the median actual advisory fee ratio paid by the Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board noted that the contractual advisory fee ratio of the LifePath 2020 Master Portfolio was lower than or equal to the median contractual advisory fee ratio paid by the Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

In addition, the Board noted that the contractual advisory fee ratio of each of the LifePath 2030 Master Portfolio, the LifePath 2040 Master Portfolio and the LifePath 2050 Master Portfolio was above the median contractual advisory fee ratio paid by the corresponding Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that each Master Portfolio’s actual advisory fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee ratio paid by the corresponding Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from underlying funds, and that BlackRock and its affiliates have agreed to provide an offsetting credit against certain additional expenses incurred by each Master Portfolio and its corresponding Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master

Portfolios. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several

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years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective, policies and restrictions; (e) the

Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board

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presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that the Portfolio performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Portfolio performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, prior to 2011, the portfolio management team’s strategy struggled as stock prices were increasingly driven less by bottom-up stock fundamentals and more by macro-economic forces and demand/flow oriented forces.

The Board and BlackRock discussed BlackRock’s strategy for improving the Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Portfolio’s portfolio managers and to improve the Portfolio’s performance.

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C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Portfolio’s total expense ratio, as well as the Portfolio’s actual advisory fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by its Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by the Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of a fund are able to redeem their shares if they believe that the fund’s fees and expenses are too high or if they are dissatisfied with the performance of the fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board

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Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	BLACKROCK FUNDS III	JUNE 30, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as secretary of the Trust/MIP and Benjamin Archibald became secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2012	97

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Portfolio’s/Master Portfolio’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Portfolio’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Portfolio/Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolio/Master Portfolio at

(800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Portfolio/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	BLACKROCK FUNDS III	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Flexible Equity Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	JUNE 30, 2012	99

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LifePath-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds III

▶	LifePath® Index Retirement Portfolio

▶	LifePath® Index 2020 Portfolio

▶	LifePath® Index 2025 Portfolio

▶	LifePath® Index 2030 Portfolio

▶	LifePath® Index 2035 Portfolio

▶	LifePath® Index 2040 Portfolio

▶	LifePath® Index 2045 Portfolio

▶	LifePath® Index 2050 Portfolio

▶	LifePath® Index 2055 Portfolio

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2012	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio. The returns for the LifePath Index Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

•

For the six-month period ended June 30, 2012, the Institutional and Class K Shares of the LifePath Index Retirement Portfolio and the LifePath Index 2025 Portfolio performed in line with their respective custom benchmarks while the Investor A Shares underperformed. For the same period, the Institutional Shares of LifePath Index 2020 Portfolio performed in line with its custom benchmark while the Investor A and Class K Shares underperformed. The Institutional Shares of LifePath Index 2030 Portfolio outperformed the custom benchmark while the Investor A Shares underperformed and the Class K Shares performed in line with the benchmark. The Institutional and Investor A Shares of LifePath Index 2035 Portfolio underperformed the custom benchmark while the Class K Shares performed in line with the benchmark. The Institutional and Class K Shares of LifePath Index 2040 Portfolio outperformed the custom benchmark while the Investor A Shares performed in line with the benchmark. The Institutional Shares of LifePath Index 2045 Portfolio performed in line with the custom benchmark while the Class K Shares outperformed and the Investor A Shares underperformed. The Institutional and Class K Shares of LifePath Index 2050 Portfolio outperformed the custom benchmark while Investor A Shares underperformed. The Institutional and Class K Shares of LifePath Index 2055 Portfolio outperformed the custom benchmark while the Investor A Shares performed in line with the benchmark.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Index Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

Relative to their respective custom benchmarks, more share classes in the longer-dated LifePath Index Portfolios outperformed due to their greater exposure to the ACWI ex-US Index Master Portfolio, which benefited from the effects of positive fair value pricing during the period.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically updated to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Index Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Index Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio (the “LifePath Index Portfolio” or “each LifePath Index Portfolio”) will change over time according to a “glidepath” as each of the LifePath Index Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. As each LifePath Index Portfolio approaches its target date, its asset allocation will shift so that each LifePath Index Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	52.9%	9.1%	10.9%	23.2%	3.9%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	4.57%	4.67%	3.62%
Investor A	4.44	4.40	3.36
Class K	4.57	4.69	3.64
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index Retirement Portfolio Custom Benchmark	4.62	4.67	3.59
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	5

LifePath® Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	37.9%	6.1%	17.3%	35.0%	3.7%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	5.49%	2.62%	1.44%
Investor A	5.27	2.26	1.10
Class K	5.39	2.54	1.37
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2020 Portfolio Custom Benchmark	5.45	2.54	1.36
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	30.9%	4.8%	20.3%	40.5%	3.5%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	5.84%	1.59%	0.40%
Investor A	5.65	1.27	0.09
Class K	5.85	1.61	0.42
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2025 Portfolio Custom Benchmark	5.81	1.58	0.36
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	7

LifePath® Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	24.7%	3.6%	22.9%	45.4%	3.4%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	6.19%	0.76%	(0.46)%
Investor A	6.06	0.51	(0.71)
Class K	6.08	0.67	(0.54)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2030 Portfolio Custom Benchmark	6.12	0.72	(0.54)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	19.1%	2.5%	25.3%	49.8%	3.3%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	6.33%	(0.15)%	(1.39)%
Investor A	6.23	(0.38)	(1.62)
Class K	6.34	(0.12)	(1.36)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2035 Portfolio Custom Benchmark	6.39	(0.08)	(1.36)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	9

LifePath® Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	14.1%	1.4%	27.4%	53.8%	3.3%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	6.78%	(0.77)%	(2.05)%
Investor A	6.66	(1.02)	(2.30)
Class K	6.78	(0.75)	(2.04)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2040 Portfolio Custom Benchmark	6.63	(0.82)	(2.13)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	9.8%	29.5%	57.5%	3.2%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	6.87%	(1.84)%	(3.04)%
Investor A	6.78	(2.05)	(3.25)
Class K	6.99	(1.71)	(2.92)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2045 Portfolio Custom Benchmark	6.84	(1.54)	(2.87)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	11

LifePath® Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	4.4%	31.5%	60.8%	3.3%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	7.22%	(2.34)%	(3.59)%
Investor A	6.99	(2.67)	(3.91)
Class K	7.23	(2.32)	(3.56)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2050 Portfolio Custom Benchmark	7.05	(2.22)	(3.56)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	JUNE 30, 2012

LifePath® Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	1.0%	33.9%	58.7%	6.4%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[3]
Institutional	7.18%	(3.05)%	(4.23)%
Investor A	7.08	(3.28)	(4.45)
Class K	7.20	(3.02)	(4.20)
Citigroup 3-Month Treasury Bill Index	0.03	0.04	0.04
Barclays US Aggregate Index	2.37	7.47	6.60
LifePath Index 2055 Portfolio Custom Benchmark	7.07	(2.94)	(4.24)
MSCI ACWI ex-US IMI Index	2.93	(14.79)	(14.98)
Russell 1000® Index	9.38	4.37	2.35
Russell 2000® Index	8.53	(2.08)	(4.01)
Barclays US TIPS Index	4.04	11.66	11.56

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	13

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Barclays US Aggregate Bond Index (formerly Barclays Capital US Aggregate Bond Index) is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the US Treasury with maturities of three months.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolios’ changing asset allocations over time. As of June 30, 2012, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, distribution fees, including 12b-1 fees, service and distribution fees and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Expenses (concluded)	BlackRock Funds III

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Index Retirement Portfolio
Institutional	$1,000.00	$1,045.70	$0.86	$1,000.00	$1,024.02	$0.86	0.17%
Investor A	$1,000.00	$1,044.40	$2.08	$1,000.00	$1,022.83	$2.06	0.41%
Class K	$1,000.00	$1,045.70	$0.81	$1,000.00	$1,024.07	$0.81	0.16%
LifePath® Index 2020 Portfolio
Institutional	$1,000.00	$1,054.90	$0.97	$1,000.00	$1,023.92	$0.96	0.19%
Investor A	$1,000.00	$1,052.70	$2.19	$1,000.00	$1,022.73	$2.16	0.43%
Class K	$1,000.00	$1,053.90	$0.92	$1,000.00	$1,023.97	$0.91	0.18%
LifePath® Index 2025 Portfolio
Institutional	$1,000.00	$1,058.40	$1.07	$1,000.00	$1,023.82	$1.06	0.21%
Investor A	$1,000.00	$1,056.50	$2.35	$1,000.00	$1,022.58	$2.31	0.46%
Class K	$1,000.00	$1,058.50	$0.97	$1,000.00	$1,023.92	$0.96	0.19%
LifePath® Index 2030 Portfolio
Institutional	$1,000.00	$1,061.90	$1.03	$1,000.00	$1,023.87	$1.01	0.20%
Investor A	$1,000.00	$1,060.60	$2.31	$1,000.00	$1,022.63	$2.26	0.45%
Class K	$1,000.00	$1,060.80	$1.02	$1,000.00	$1,023.87	$1.01	0.20%
LifePath® Index 2035 Portfolio
Institutional	$1,000.00	$1,063.30	$1.18	$1,000.00	$1,023.72	$1.16	0.23%
Investor A	$1,000.00	$1,062.30	$2.56	$1,000.00	$1,022.38	$2.51	0.50%
Class K	$1,000.00	$1,063.40	$1.08	$1,000.00	$1,023.82	$1.06	0.21%
LifePath® Index 2040 Portfolio
Institutional	$1,000.00	$1,067.80	$1.13	$1,000.00	$1,023.77	$1.11	0.22%
Investor A	$1,000.00	$1,066.60	$2.41	$1,000.00	$1,022.53	$2.36	0.47%
Class K	$1,000.00	$1,067.80	$1.13	$1,000.00	$1,023.77	$1.11	0.22%
LifePath® Index 2045 Portfolio
Institutional	$1,000.00	$1,068.70	$1.29	$1,000.00	$1,023.62	$1.26	0.25%
Investor A	$1,000.00	$1,067.80	$2.62	$1,000.00	$1,022.33	$2.56	0.51%
Class K	$1,000.00	$1,069.90	$1.13	$1,000.00	$1,023.77	$1.11	0.22%
LifePath® Index 2050 Portfolio
Institutional	$1,000.00	$1,072.20	$1.19	$1,000.00	$1,023.72	$1.16	0.23%
Investor A	$1,000.00	$1,069.90	$2.68	$1,000.00	$1,022.28	$2.61	0.52%
Class K	$1,000.00	$1,072.30	$1.13	$1,000.00	$1,023.77	$1.11	0.22%
LifePath® Index 2055 Portfolio
Institutional	$1,000.00	$1,071.80	$1.39	$1,000.00	$1,023.52	$1.36	0.27%
Investor A	$1,000.00	$1,070.80	$2.68	$1,000.00	$1,022.28	$2.61	0.52%
Class K	$1,000.00	$1,072.00	$1.13	$1,000.00	$1,023.77	$1.11	0.22%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a Master Portfolio, the expense example reflects the net expenses of both the LifePath Index Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK FUNDS III	JUNE 30, 2012	15

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2012 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$181,939,164	$233,775,242	$89,014,396	$165,733,293	$57,731,646
Capital shares sold receivable	252,591	258,883	4,540	400,142	294,886
Receivable from advisor	7,704	7,612	7,610	7,613	7,624
Withdrawals receivable from the Master Portfolio	—	—	2,257	—	—
Prepaid expenses	29,807	29,808	29,807	29,806	29,807

Total assets	182,229,266	234,071,545	89,058,610	166,170,854	58,063,963

Liabilities
Contributions payable to the Master Portfolio	230,299	233,463	—	396,318	282,952
Income dividends payable	32,540	20,894	95	17,130	86
Capital shares redeemed payable	22,292	25,420	6,797	3,824	11,934
Professional fees payable	16,952	16,952	16,952	16,952	16,952
Printing fees payable	10,182	10,222	10,239	10,254	10,268
Service fees payable	778	2,254	104	1,732	29
Registration fees payable	91	91	91	91	91
Transfer agent fees payable	5	163	432	216	438
Other accrued expenses payable	3,004	2,669	2,661	2,669	2,640

Total liabilities	316,143	312,128	37,371	449,186	325,390

Net Assets	$181,913,123	$233,759,417	$89,021,239	$165,721,668	$57,738,573

Net Assets Consist of
Paid-in capital	$179,687,371	$229,878,351	$87,102,746	$162,375,515	$56,228,542
Undistributed net investment income	35,860	78,120	33,354	74,768	27,710
Accumulated net realized loss allocated from the Master Portfolio	(3,687)	(100,294)	(44,783)	(132,230)	(76,377)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	2,193,579	3,903,240	1,929,922	3,403,615	1,558,698

Net Assets	$181,913,123	$233,759,417	$89,021,239	$165,721,668	$57,738,573

Net Asset Value
Institutional
Net assets	$14,358,745	$11,475,375	$769,663	$10,558,157	$338,199

Shares outstanding[2]	1,411,433	1,153,700	78,155	1,081,232	34,959

Net asset value	$10.17	$9.95	$9.85	$9.76	$9.67

Investor A
Net assets	$3,996,688	$11,821,341	$593,168	$9,222,093	$169,185

Shares outstanding[2]	392,994	1,189,483	60,283	944,543	17,495

Net asset value	$10.17	$9.94	$9.84	$9.76	$9.67

Class K
Net assets	$163,557,690	$210,462,701	$87,658,408	$145,941,418	$57,231,189

Shares outstanding[2]	16,086,075	21,164,924	8,903,550	14,961,463	5,919,011

Net asset value	$10.17	$9.94	$9.85	$9.75	$9.67

[1] Cost — from the applicable Master Portfolio	$179,745,585	$229,872,002	$87,084,474	$162,329,678	$56,172,948

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

June 30, 2012 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$82,356,785	$19,754,499	$15,824,762	$2,421,156
Capital shares sold receivable	280,669	46,974	38,158	—
Receivable from advisor	7,608	7,628	7,634	7,615
Withdrawals receivable from the Master Portfolio	—	—	—	900
Prepaid expenses	29,807	29,807	29,807	29,807

Total assets	82,674,869	19,838,908	15,900,361	2,459,478

Liabilities
Contributions payable to the Master Portfolio	280,127	46,881	38,158	—
Income dividends payable	14,305	98	306	12,134
Capital shares redeemed payable	542	93	—	900
Professional fees payable	16,952	16,952	16,952	16,952
Printing fees payable	10,281	10,295	10,304	10,304
Service fees payable	825	20	20	9
Registration fees payable	91	91	91	91
Transfer agent fees payable	267	427	435	432
Other accrued expenses payable	2,669	2,640	2,640	2,640

Total liabilities	326,059	77,497	68,906	43,462

Net Assets	$82,348,810	$19,761,411	$15,831,455	$2,416,016

Net Assets Consist of
Paid-in capital	$80,724,218	$19,291,871	$15,551,792	$2,548,600
Undistributed net investment income	45,801	12,000	11,206	3,552
Accumulated net realized loss allocated from the Master Portfolio	(188,231)	(92,168)	(110,540)	(139,585)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	1,767,022	549,708	378,997	3,449

Net Assets	$82,348,810	$19,761,411	$15,831,455	$2,416,016

Net Asset Value
Institutional
Net assets	$8,001,887	$159,492	$1,140,831	$23,345

Shares outstanding[2]	833,329	16,780	120,842	2,500

Net asset value	$9.60	$9.50	$9.44	$9.34

Investor A
Net assets	$4,412,222	$120,134	$115,131	$44,341

Shares outstanding[2]	459,833	12,642	12,203	4,750

Net asset value	$9.60	$9.50	$9.43	$9.34	[3]

Class K
Net assets	$69,934,701	$19,481,785	$14,575,493	$2,348,330

Shares outstanding[2]	7,286,582	2,049,287	1,544,222	251,475

Net asset value	$9.60	$9.51	$9.44	$9.34

[1] Cost — from the applicable Master Portfolio	$80,589,763	$19,204,791	$15,445,765	$2,417,707

[2] No par value, unlimited number of shares authorized.

[3] The net asset value is calculated based on net assets of $44,341.37 and shares outstanding of 4,749.608.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	17

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2012 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Dividends — affiliated	$395,073	$660,645	$208,834	$577,599	$148,710
Interest — affiliated	256,865	278,584	55,287	144,550	23,039
Income — affiliated	612	680	208	419	101
Securities lending — affiliated	66	831	—	487	—
Expenses	(63,572)	(89,762)	(39,728)	(77,278)	(33,195)
Fees waived	24,690	27,455	21,884	25,544	20,902

Total income	613,734	878,433	246,485	671,321	159,557

Expenses
Administration	7,331	10,312	2,823	7,752	1,798
Service — Investor A	5,347	14,308	467	11,103	130
Registration	10,019	10,019	10,019	10,019	10,019
Transfer agent — Institutional	386	193	33	170	32
Transfer agent — Investor A	39	46	39	46	55
Transfer agent — Class K	166	166	162	166	161
Professional	11,667	11,667	11,667	11,667	11,667
Printing	4,016	4,016	4,016	4,016	4,016
Offering	26,885	27,362	26,582	26,877	26,942
Miscellaneous	3,493	2,896	2,896	2,896	2,896
Recoupment of past waived fees — class specific	29	29	21	29	—

Total expenses	69,378	81,014	58,725	74,741	57,716
Less administration fees waived	(7,331)	(10,312)	(2,823)	(7,752)	(1,798)
Less transfer agent fees reimbursed — Institutional	(1)	(1)	(3)	(1)	(3)
Less transfer agent fees reimbursed — Investor A	(1)	(1)	(2)	(1)	(30)
Less transfer agent fees reimbursed — Class K	(162)	(162)	(159)	(162)	(160)
Less fees reimbursed by administrator	(56,081)	(55,961)	(55,181)	(55,475)	(55,540)

Total expenses after fees waived and reimbursed	5,802	14,577	557	11,350	185

Net investment income	607,932	863,856	245,928	659,971	159,372

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts and foreign currency transactions	19,445	(66,043)	(8,454)	(92,543)	(33,586)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	2,214,836	3,972,964	2,022,824	3,515,382	1,688,130

Total realized and unrealized gain	2,234,281	3,906,921	2,014,370	3,422,839	1,654,544

Net Increase in Net Assets Resulting from Operations	$2,842,213	$4,770,777	$2,260,298	$4,082,810	$1,813,916

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Operations (concluded)	BlackRock Funds III

Six Months Ended June 30, 2012 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Dividends — affiliated	$353,493	$66,149	$75,527	$27,266
Interest — affiliated	49,818	6,424	4,190	660
Income — affiliated	180	25	26	6
Securities lending — affiliated	234	—	11	—
Expenses	(53,674)	(26,143)	(26,862)	(21,872)
Fees waived	23,044	20,560	20,592	19,564

Total income	373,095	67,015	73,484	25,624

Expenses
Administration	4,257	771	841	312
Service — Investor A	5,358	80	99	42
Registration	10,019	10,019	10,019	10,019
Transfer agent — Institutional	138	32	38	24
Transfer agent — Investor A	47	47	72	31
Transfer agent — Class K	158	161	165	140
Professional	11,667	11,667	11,667	11,667
Printing	4,016	4,016	4,016	4,016
Offering	26,232	26,200	26,157	26,401
Miscellaneous	2,896	2,896	2,896	2,896
Recoupment of past waived fees — class specific	29	—	—	—

Total expenses	64,817	55,889	55,970	55,548
Less administration fees waived	(4,257)	(771)	(841)	(312)
Less transfer agent fees reimbursed — Institutional	(1)	(10)	(1)	(19)
Less transfer agent fees reimbursed — Investor A	(1)	(31)	(53)	(23)
Less transfer agent fees reimbursed — Class K	(155)	(160)	(163)	(139)
Less fees reimbursed by administrator	(54,830)	(54,798)	(54,756)	(55,000)

Total expenses after fees waived and reimbursed	5,573	119	156	55

Net investment income	367,522	66,896	73,328	25,569

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized loss from investments, financial futures contracts and foreign currency transactions	(140,178)	(38,482)	(55,330)	(77,964)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	1,910,627	706,879	552,297	181,804

Total realized and unrealized gain	1,770,449	668,397	496,967	103,840

Net Increase in Net Assets Resulting from Operations	$2,137,971	$735,293	$570,295	$129,409

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$607,932	$32,734	$863,856	$30,013
Net realized gain (loss)	19,445	(24,166)	(66,043)	(35,916)
Net change in unrealized appreciation/depreciation	2,214,836	(21,257)	3,972,964	(69,724)

Net increase (decrease) in net assets resulting from operations	2,842,213	(12,689)	4,770,777	(75,627)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(67,191)	(396)	(57,131)	(339)
Investor A	(13,732)	(360)	(46,728)	(305)
Class K	(490,856)	(31,237)	(682,715)	(26,866)
Return of capital:
Institutional	—	(18)	—	(22)
Investor A	—	(18)	—	(21)
Class K	—	(1,409)	—	(1,670)

Decrease in net assets resulting from dividends and distributions to shareholders	(571,779)	(33,438)	(786,574)	(29,223)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	177,688,816	2,000,000	227,880,064	2,000,000

Net Assets
Total increase in net assets	179,959,250	1,953,873	231,864,267	1,895,150
Beginning of period	1,953,873	—	1,895,150	—

End of period	$181,913,123	$1,953,873	$233,759,417	$1,895,150

Undistributed (distributions in excess of) net investment income	$35,860	$(293)	$78,120	$838

[1]	Commencement of operations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$245,928	$28,408	$659,971	$27,262
Net realized loss	(8,454)	(38,267)	(92,543)	(41,867)
Net change in unrealized appreciation/depreciation	2,022,824	(92,902)	3,515,382	(111,767)

Net increase (decrease) in net assets resulting from operations	2,260,298	(102,761)	4,082,810	(126,372)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,967)	(318)	(56,013)	(297)
Investor A	(1,980)	(282)	(37,978)	(262)
Class K	(208,411)	(25,086)	(492,286)	(23,449)
Return of capital:
Institutional	—	(21)	—	(22)
Investor A	—	(22)	—	(23)
Class K	—	(1,681)	—	(1,758)

Decrease in net assets resulting from dividends and distributions to shareholders	(213,358)	(27,410)	(586,277)	(25,811)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	85,104,470	2,000,000	160,377,318	2,000,000

Net Assets
Total increase in net assets	87,151,410	1,869,829	163,873,851	1,847,817
Beginning of period	1,869,829	—	1,847,817	—

End of period	$89,021,239	$1,869,829	$165,721,668	$1,847,817

Undistributed net investment income	$33,354	$784	$74,768	$1,074

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	21

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$159,372	$26,244	$367,522	$25,305
Net realized loss	(33,586)	(45,187)	(140,178)	(50,650)
Net change in unrealized appreciation/depreciation	1,688,130	(129,432)	1,910,627	(143,605)

Net increase (decrease) in net assets resulting from operations	1,813,916	(148,375)	2,137,971	(168,950)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,438)	(278)	(43,959)	(261)
Investor A	(535)	(244)	(19,398)	(228)
Class K	(131,008)	(22,007)	(259,906)	(20,677)
Return of capital:
Institutional	—	(23)	—	(24)
Investor A	—	(23)	—	(24)
Class K	—	(1,774)	—	(1,887)

Decrease in net assets resulting from dividends and distributions to shareholders	(132,981)	(24,349)	(323,263)	(23,101)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	54,230,226	2,000,136	78,726,153	2,000,000

Net Assets
Total increase in net assets	55,911,161	1,827,412	80,540,861	1,807,949
Beginning of period	1,827,412	—	1,807,949	—

End of period	$57,738,573	$1,827,412	$82,348,810	$1,807,949

Undistributed net investment income	$27,710	$1,319	$45,801	$1,542

[1]	Commencement of operations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$66,896	$24,284	$73,328	$23,716
Net realized loss	(38,482)	(56,467)	(55,330)	(58,176)
Net change in unrealized appreciation/depreciation	706,879	(157,171)	552,297	(173,300)

Net increase (decrease) in net assets resulting from operations	735,293	(189,354)	570,295	(207,760)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(784)	(243)	(6,747)	(230)
Investor A	(415)	(210)	(537)	(225)
Class K	(55,437)	(19,310)	(56,790)	(18,343)
Return of capital:
Institutional	—	(25)	—	(26)
Investor A	—	(25)	—	(28)
Class K	—	(1,935)	—	(1,984)

Decrease in net assets resulting from dividends and distributions to shareholders	(56,636)	(21,748)	(64,074)	(20,836)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	17,293,856	2,000,000	13,550,720	2,003,110

Net Assets
Total increase in net assets	17,972,513	1,788,898	14,056,941	1,774,514
Beginning of period	1,788,898	—	1,774,514	—

End of period	$19,761,411	$1,788,898	$15,831,455	$1,774,514

Undistributed net investment income	$12,000	$1,740	$11,206	$1,952

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	23

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath Index 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$25,569	$23,461
Net realized loss	(77,964)	(64,676)
Net change in unrealized appreciation/depreciation	181,804	(178,355)

Net increase (decrease) in net assets resulting from operations	129,409	(219,570)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(234)	(226)
Investor A	(369)	(194)
Class K	(23,417)	(17,983)
Return of capital:
Institutional	—	(26)
Investor A	—	(25)
Class K	—	(1,982)

Decrease in net assets resulting from dividends and distributions to shareholders	(24,020)	(20,436)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	550,633	2,000,000

Net Assets
Total increase in net assets	656,022	1,759,994
Beginning of period	1,759,994	—

End of period	$2,416,016	$1,759,994

Undistributed net investment income	$3,552	$2,003

[1]	Commencement of operations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.12		0.16
Net realized and unrealized gain (loss)	0.33		(0.22)

Net increase (decrease) from investment operations	0.45		(0.06)

Dividends and distributions from:
Net investment income	(0.05)		(0.16)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.17)

Net asset value, end of period	$10.17		$9.77

Total Investment Return[3,4]
Based on net asset value	4.57%		(0.61)%

Ratios to Average Net Assets[5,6]
Total expenses	0.48%	[7,8]	6.81% [9,10,11]

Total expenses after fees waived	0.17%	[7,8]	0.18% [9,10]

Net investment income	2.30%	[7,8]	2.84% [9,10]

Supplemental Data
Net assets, end of period (000)	$14,359		$24

Portfolio turnover of the Master Portfolio	10%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.12%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.37%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.09		0.15
Net realized and unrealized gain (loss)	0.34		(0.23)

Net increase (decrease) from investment operations	0.43		(0.08)

Dividends and distributions from:
Net investment income	(0.03)		(0.14)
Return of capital	—		(0.01)

Total dividends and distributions	(0.03)		(0.15)

Net asset value, end of period	$10.17		$9.77

Total Investment Return[3,4]
Based on net asset value	4.44%		(0.76)%

Ratios to Average Net Assets[5,6]
Total expenses	1.09%	[7,8]	7.06% [9,10,11]

Total expenses after fees waived	0.41%	[7,8]	0.43% [9,10]

Net investment income	1.85%	[7,8]	2.58% [9,10]

Supplemental Data
Net assets, end of period (000)	$3,997		$24

Portfolio turnover of the Master Portfolio	10%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.26%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.37%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.13		0.16
Net realized and unrealized gain (loss)	0.32		(0.22)

Net increase (decrease) from investment operations	0.45		(0.06)

Dividends and distributions from:
Net investment income	(0.05)		(0.16)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.17)

Net asset value, end of period	$10.17		$9.77

Total Investment Return[3,4]
Based on net asset value	4.57%		(0.59)%

Ratios to Average Net Assets[5,6]
Total expenses	0.36%	[7,8]	6.71% [9,10,11]

Total expenses after fees waived	0.16%	[7,8]	0.15% [9,10]

Net investment income	2.61%	[7,8]	2.87% [9,10]

Supplemental Data
Net assets, end of period (000)	$163,558		$1,905

Portfolio turnover of the Master Portfolio	10%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.08%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.38%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.12		0.15
Net realized and unrealized gain (loss)	0.40		(0.53)

Net increase (decrease) from investment operations	0.52		(0.38)

Dividends and distributions from:
Net investment income	(0.05)		(0.13)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.14)

Net asset value, end of period	$9.95		$9.48

Total Investment Return[3,4]
Based on net asset value	5.49%		(3.72)%

Ratios to Average Net Assets[5,6]
Total expenses	0.44%	[7,8]	6.91% [9,10,11]

Total expenses after fees waived	0.19%	[7,8]	0.20% [9,10]

Net investment income	2.35%	[7,8]	2.66% [9,10]

Supplemental Data
Net assets, end of period (000)	$11,475		$24

Portfolio turnover of the Master Portfolio	16%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.10%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.10		0.13
Net realized and unrealized gain (loss)	0.40		(0.52)

Net increase (decrease) from investment operations	0.50		(0.39)

Dividends and distributions from:
Net investment income	(0.04)		(0.12)
Return of capital	—		(0.01)

Total dividends and distributions	(0.04)		(0.13)

Net asset value, end of period	$9.94		$9.48

Total Investment Return[3,4]
Based on net asset value	5.27%		(3.87)%

Ratios to Average Net Assets[5,6]
Total expenses	0.77%	[7,8]	7.16% [9,10,11]

Total expenses after fees waived	0.43%	[7,8]	0.46% [9,10]

Net investment income	2.00%	[7,8]	2.42% [9,10]

Supplemental Data
Net assets, end of period (000)	$11,821		$24

Portfolio turnover of the Master Portfolio	16%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.14%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.09		0.15
Net realized and unrealized gain (loss)	0.42		(0.52)

Net increase (decrease) from investment operations	0.51		(0.37)

Dividends and distributions from:
Net investment income	(0.05)		(0.14)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.15)

Net asset value, end of period	$9.94		$9.48

Total Investment Return[3,4]
Based on net asset value	5.39%		(3.71)%

Ratios to Average Net Assets[5,6]
Total expenses	0.33%	[7,8]	6.81% [9,10,11]

Total expenses after fees waived	0.18%	[7,8]	0.18% [9,10]

Net investment income	2.65%	[7,8]	2.70% [9,10]

Supplemental Data
Net assets, end of period (000)	$210,463		$1,848

Portfolio turnover of the Master Portfolio	16%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.11		0.14
Net realized and unrealized gain (loss)	0.44		(0.65)

Net increase (decrease) from investment operations	0.55		(0.51)

Dividends and distributions from:
Net investment income	(0.05)		(0.13)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.14)

Net asset value, end of period	$9.85		$9.35

Total Investment Return[3,4]
Based on net asset value	5.84%		(5.12)%

Ratios to Average Net Assets[5,6]
Total expenses	1.65%	[7,8]	6.97% [9,10,11]

Total expenses after fees waived	0.21%	[7,8]	0.21% [9,10]

Net investment income	2.24%	[7,8]	2.55% [9,10]

Supplemental Data
Net assets, end of period (000)	$770		$23

Portfolio turnover of the Master Portfolio	21%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.51%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.10		0.13
Net realized and unrealized gain (loss)	0.43		(0.66)

Net increase (decrease) from investment operations	0.53		(0.53)

Dividends and distributions from:
Net investment income	(0.04)		(0.11)
Return of capital	—		(0.01)

Total dividends and distributions	(0.04)		(0.12)

Net asset value, end of period	$9.84		$9.35

Total Investment Return[3,4]
Based on net asset value	5.65%		(5.26)%

Ratios to Average Net Assets[5,6]
Total expenses	2.01%	[7,8]	7.22% [9,10,11]

Total expenses after fees waived	0.46%	[7,8]	0.46% [9,10]

Net investment income	2.00%	[7,8]	2.30% [9,10]

Supplemental Data
Net assets, end of period (000)	$593		$23

Portfolio turnover of the Master Portfolio	21%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.56%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.13		0.14
Net realized and unrealized gain (loss)	0.42		(0.65)

Net increase (decrease) from investment operations	0.55		(0.51)

Dividends and distributions from:
Net investment income	(0.05)		(0.13)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.14)

Net asset value, end of period	$9.85		$9.35

Total Investment Return[3,4]
Based on net asset value	5.85%		(5.10)%

Ratios to Average Net Assets[5,6]
Total expenses	0.77%	[7,8]	6.87% [9,10,11]

Total expenses after fees waived	0.19%	[7,8]	0.18% [9,10]

Net investment income	2.63%	[7,8]	2.58% [9,10]

Supplemental Data
Net assets, end of period (000)	$87,658		$1,823

Portfolio turnover of the Master Portfolio	21%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.22%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.12		0.13
Net realized and unrealized gain (loss)	0.45		(0.76)

Net increase (decrease) from investment operations	0.57		(0.63)

Dividends and distributions from:
Net investment income	(0.05)		(0.12)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.13)

Net asset value, end of period	$9.76		$9.24

Total Investment Return[3,4]
Based on net asset value	6.19%		(6.30)%

Ratios to Average Net Assets[5,6]
Total expenses	0.53%	[7,8]	7.04% [9,10,11]

Total expenses after fees waived	0.20%	[7,8]	0.22% [9,10]

Net investment income	2.41%	[7,8]	2.47% [9,10]

Supplemental Data
Net assets, end of period (000)	$10,558		$23

Portfolio turnover of the Master Portfolio	26%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.12%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.10		0.12
Net realized and unrealized gain (loss)	0.46		(0.77)

Net increase (decrease) from investment operations	0.56		(0.65)

Dividends and distributions from:
Net investment income	(0.04)		(0.10)
Return of capital	—		(0.01)

Total dividends and distributions	(0.04)		(0.11)

Net asset value, end of period	$9.76		$9.24

Total Investment Return[3,4]
Based on net asset value	6.06%		(6.44)%

Ratios to Average Net Assets[5,6]
Total expenses	0.84%	[7,8]	7.29% [9,10,11]

Total expenses after fees waived	0.45%	[7,8]	0.47% [9,10]

Net investment income	2.10%	[7,8]	2.22% [9,10]

Supplemental Data
Net assets, end of period (000)	$9,222		$23

Portfolio turnover of the Master Portfolio	26%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.13		0.14
Net realized and unrealized gain (loss)	0.43		(0.77)

Net increase (decrease) from investment operations	0.56		(0.63)

Dividends and distributions from:
Net investment income	(0.05)		(0.12)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.13)

Net asset value, end of period	$9.75		$9.24

Total Investment Return[3,4]
Based on net asset value	6.08%		(6.28)%

Ratios to Average Net Assets[5,6]
Total expenses	0.39%	[7,8]	6.94% [9,10,11]

Total expenses after fees waived	0.20%	[7,8]	0.19% [9,10]

Net investment income	2.70%	[7,8]	2.50% [9,10]

Supplemental Data
Net assets, end of period (000)	$145,941		$1,802

Portfolio turnover of the Master Portfolio	26%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.08%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.11		0.13
Net realized and unrealized gain (loss)	0.47		(0.87)

Net increase (decrease) from investment operations	0.58		(0.74)

Dividends and distributions from:
Net investment income	(0.05)		(0.11)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.12)

Net asset value, end of period	$9.67		$9.14

Total Investment Return[3,4]
Based on net asset value	6.33%		(7.37)%

Ratios to Average Net Assets[5,6]
Total expenses	2.58%	[7,8]	7.12% [9,10,11]

Total expenses after fees waived	0.23%	[7,8]	0.23% [9,10]

Net investment income	2.30%	[7,8]	2.40% [9,10]

Supplemental Data
Net assets, end of period (000)	$338		$23

Portfolio turnover of the Master Portfolio	54%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.80%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.10		0.12
Net realized and unrealized gain (loss)	0.47		(0.87)

Net increase (decrease) from investment operations	0.57		(0.75)

Dividends and distributions from:
Net investment income	(0.04)		(0.10)
Return of capital	—		(0.01)

Total dividends and distributions	(0.04)		(0.11)

Net asset value, end of period	$9.67		$9.14

Total Investment Return[3,4]
Based on net asset value	6.23%		(7.52)%

Ratios to Average Net Assets[5,6]
Total expenses	3.06%	[7,8]	7.47% [9,10,11]

Total expenses after fees waived	0.50%	[7,8]	0.48% [9,10]

Net investment income	2.03%	[7,8]	2.14% [9,10]

Supplemental Data
Net assets, end of period (000)	$169		$23

Portfolio turnover of the Master Portfolio	54%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.88%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.13		0.13
Net realized and unrealized gain (loss)	0.45		(0.87)

Net increase (decrease) from investment operations	0.58		(0.74)

Dividends and distributions from:
Net investment income	(0.05)		(0.11)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.12)

Net asset value, end of period	$9.67		$9.14

Total Investment Return[3,4]
Based on net asset value	6.34%		(7.35)%

Ratios to Average Net Assets[5,6]
Total expenses	1.13%	[7,8]	7.02% [9,10,11]

Total expenses after fees waived	0.21%	[7,8]	0.19% [9,10]

Net investment income	2.67%	[7,8]	2.43% [9,10]

Supplemental Data
Net assets, end of period (000)	$57,231		$1,782

Portfolio turnover of the Master Portfolio	54%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.33%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.12		0.13
Net realized and unrealized gain (loss)	0.49		(0.98)

Net increase (decrease) from investment operations	0.61		(0.85)

Dividends and distributions from:
Net investment income	(0.05)		(0.10)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.11)

Net asset value, end of period	$9.60		$9.04

Total Investment Return[3,4]
Based on net asset value	6.78%		(8.44)%

Ratios to Average Net Assets[5,6]
Total expenses	0.72%	[7,8]	7.17% [9,10,11]

Total expenses after fees waived	0.22%	[7,8]	0.23% [9,10]

Net investment income	2.49%	[7,8]	2.34% [9,10]

Supplemental Data
Net assets, end of period (000)	$8,002		$23

Portfolio turnover of the Master Portfolio	32%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.19%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.10		0.11
Net realized and unrealized gain (loss)	0.50		(0.97)

Net increase (decrease) from investment operations	0.60		(0.86)

Dividends and distributions from:
Net investment income	(0.04)		(0.09)
Return of capital	—		(0.01)

Total dividends and distributions	(0.04)		(0.10)

Net asset value, end of period	$9.60		$9.04

Total Investment Return[3,4]
Based on net asset value	6.66%		(8.58)%

Ratios to Average Net Assets[5,6]
Total expenses	1.11%	[7,8]	7.42% [9,10,11]

Total expenses after fees waived	0.47%	[7,8]	0.48% [9,10]

Net investment income	2.19%	[7,8]	2.08% [9,10]

Supplemental Data
Net assets, end of period (000)	$4,412		$23

Portfolio turnover of the Master Portfolio	32%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.25%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.13		0.13
Net realized and unrealized gain (loss)	0.48		(0.97)

Net increase (decrease) from investment operations	0.61		(0.84)

Dividends and distributions from:
Net investment income	(0.05)		(0.11)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.12)

Net asset value, end of period	$9.60		$9.04

Total Investment Return[3,4]
Based on net asset value	6.78%		(8.42)%

Ratios to Average Net Assets[5,6]
Total expenses	0.56%	[7,8]	7.06% [9,10,11]

Total expenses after fees waived	0.22%	[7,8]	0.20% [9,10]

Net investment income	2.71%	[7,8]	2.36% [9,10]

Supplemental Data
Net assets, end of period (000)	$69,935		$1,763

Portfolio turnover of the Master Portfolio	32%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.13%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.11		0.12
Net realized and unrealized gain (loss)	0.51		(1.07)

Net increase (decrease) from investment operations	0.62		(0.95)

Dividends and distributions from:
Net investment income	(0.06)		(0.10)
Return of capital	—		(0.01)

Total dividends and distributions	(0.06)		(0.11)

Net asset value, end of period	$9.50		$8.94

Total Investment Return[3,4]
Based on net asset value	6.87%		(9.51)%

Ratios to Average Net Assets[5,6]
Total expenses	3.66%	[7,8]	7.23% [9,10,11]

Total expenses after fees waived	0.25%	[7,8]	0.24% [9,10]

Net investment income	2.37%	[7,8]	2.26% [9,10]

Supplemental Data
Net assets, end of period (000)	$159		$22

Portfolio turnover of the Master Portfolio	37%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.17%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.10		0.11
Net realized and unrealized gain (loss)	0.51		(1.08)

Net increase (decrease) from investment operations	0.61		(0.97)

Dividends and distributions from:
Net investment income	(0.05)		(0.08)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.09)

Net asset value, end of period	$9.50		$8.94

Total Investment Return[3,4]
Based on net asset value	6.78%		(9.64)%

Ratios to Average Net Assets[5,6]
Total expenses	3.98%	[7,8]	7.48% [9,10,11]

Total expenses after fees waived	0.51%	[7,8]	0.49% [9,10]

Net investment income	2.13%	[7,8]	2.00% [9,10]

Supplemental Data
Net assets, end of period (000)	$120		$22

Portfolio turnover of the Master Portfolio	37%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.18%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.12		0.12
Net realized and unrealized gain (loss)	0.51		(1.07)

Net increase (decrease) from investment operations	0.63		(0.95)

Dividends and distributions from:
Net investment income	(0.06)		(0.10)
Return of capital	—		(0.01)

Total dividends and distributions	(0.06)		(0.11)

Net asset value, end of period	$9.51		$8.94

Total Investment Return[3,4]
Based on net asset value	6.99%		(9.49)%

Ratios to Average Net Assets[5,6]
Total expenses	2.34%	[7,8]	7.12% [9,10,11]

Total expenses after fees waived	0.22%	[7,8]	0.21% [9,10]

Net investment income	2.61%	[7,8]	2.29% [9,10]

Supplemental Data
Net assets, end of period (000)	$19,482		$1,744

Portfolio turnover of the Master Portfolio	37%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.79%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.12		0.12
Net realized and unrealized gain (loss)	0.52		(1.16)

Net increase (decrease) from investment operations	0.64		(1.04)

Dividends and distributions from:
Net investment income	(0.06)		(0.09)
Return of capital	—		(0.01)

Total dividends and distributions	(0.06)		(0.10)

Net asset value, end of period	$9.44		$8.86

Total Investment Return[3,4]
Based on net asset value	7.22%		(10.36)%

Ratios to Average Net Assets[5,6]
Total expenses	2.71%	[7,8]	7.27% [9,10,11]

Total expenses after fees waived	0.23%	[7,8]	0.24% [9,10]

Net investment income	2.47%	[7,8]	2.22% [9,10]

Supplemental Data
Net assets, end of period (000)	$1,141		$22

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.89%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.10		0.10
Net realized and unrealized gain (loss)	0.52		(1.15)

Net increase (decrease) from investment operations	0.62		(1.05)

Dividends and distributions from:
Net investment income	(0.05)		(0.08)
Return of capital	—		(0.01)

Total dividends and distributions	(0.05)		(0.09)

Net asset value, end of period	$9.43		$8.86

Total Investment Return[3,4]
Based on net asset value	6.99%		(10.49)%

Ratios to Average Net Assets[5,6]
Total expenses	3.13%	[7,8]	7.69% [9,10,11]

Total expenses after fees waived	0.52%	[7,8]	0.49% [9,10]

Net investment income	2.19%	[7,8]	1.97% [9,10]

Supplemental Data
Net assets, end of period (000)	$115		$25

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.89%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.12		0.12
Net realized and unrealized gain (loss)	0.52		(1.16)

Net increase (decrease) from investment operations	0.64		(1.04)

Dividends and distributions from:
Net investment income	(0.06)		(0.09)
Return of capital	—		(0.01)

Total dividends and distributions	(0.06)		(0.10)

Net asset value, end of period	$9.44		$8.86

Total Investment Return[3,4]
Based on net asset value	7.23%		(10.34)%

Ratios to Average Net Assets[5,6]
Total expenses	2.10%	[7,8]	7.17% [9,10,11]

Total expenses after fees waived	0.22%	[7,8]	0.21% [9,10]

Net investment income	2.65%	[7,8]	2.25% [9,10]

Supplemental Data
Net assets, end of period (000)	$14,575		$1,727

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.70%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.11		0.12
Net realized and unrealized gain (loss)	0.52		(1.22)

Net increase (decrease) from investment operations	0.63		(1.10)

Dividends and distributions from:
Net investment income	(0.09)		(0.09)
Return of capital	—		(0.01)

Total dividends and distributions	(0.09)		(0.10)

Net asset value, end of period	$9.34		$8.80

Total Investment Return[3,4]
Based on net asset value	7.18%		(10.98)%

Ratios to Average Net Assets[5,6]
Total expenses	5.77%	[7,8]	7.32% [9,10,11]

Total expenses after fees waived	0.27%	[7,8]	0.24% [9,10]

Net investment income	2.39%	[7,8]	2.21% [9,10]

Supplemental Data
Net assets, end of period (000)	$23		$22

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.90%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.73%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.10		0.10
Net realized and unrealized gain (loss)	0.52		(1.21)

Net increase (decrease) from investment operations	0.62		(1.11)

Dividends and distributions from:
Net investment income	(0.08)		(0.08)
Return of capital	—		(0.01)

Total dividends and distributions	(0.08)		(0.09)

Net asset value, end of period	$9.34		$8.80

Total Investment Return[3,4]
Based on net asset value	7.08%		(11.11)%

Ratios to Average Net Assets[5,6]
Total expenses	6.00%	[7,8]	7.57% [9,10,11]

Total expenses after fees waived	0.52%	[7,8]	0.49% [9,10]

Net investment income	2.20%	[7,8]	1.95% [9,10]

Supplemental Data
Net assets, end of period (000)	$44		$22

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.86%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.73%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.12		0.12
Net realized and unrealized gain (loss)	0.52		(1.22)

Net increase (decrease) from investment operations	0.64		(1.10)

Dividends and distributions from:
Net investment income	(0.10)		(0.09)
Return of capital	—		(0.01)

Total dividends and distributions	(0.10)		(0.10)

Net asset value, end of period	$9.34		$8.80

Total Investment Return[3,4]
Based on net asset value	7.20%		(10.96)%

Ratios to Average Net Assets[5,6]
Total expenses	5.55%	[7,8]	7.21% [9,10,11]

Total expenses after fees waived	0.22%	[7,8]	0.21% [9,10]

Net investment income	2.46%	[7,8]	2.24% [9,10]

Supplemental Data
Net assets, end of period (000)	$2,348		$1,716

Portfolio turnover of the Master Portfolio	52%		0% [12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment returns.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.89%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.74%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	51

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each LifePath Index Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of that LifePath Index Master Portfolio (99.99%, 99.99%, 99.99%, 99.99%, 99.98%, 99.99%, 99.95%, 99.94% and 99.61% for the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio, respectively, as of June 30, 2012).

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Index Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. The LifePath Index Portfolios record their investments in the LifePath Index Master Portfolios at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the LifePath Index Master Portfolio. Valuation of securities held by the LifePath Index Master Portfolios are discussed in Note 1 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each LifePath Index Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s US federal tax returns remains open for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations. BlackRock Fund Advisors (“BFA”) reimbursed the LifePath Index Portfolios which are shown as expenses reimbursed by advisor in the Statements of Operations, for the following amounts:

LifePath Index Retirement Portfolio	$56,081
LifePath Index 2020 Portfolio	$55,961
LifePath Index 2025 Portfolio	$55,181
LifePath Index 2030 Portfolio	$55,475
LifePath Index 2035 Portfolio	$55,540
LifePath Index 2040 Portfolio	$54,830
LifePath Index 2045 Portfolio	$54,798
LifePath Index 2050 Portfolio	$54,756
LifePath Index 2055 Portfolio	$55,000

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the

52	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

basis of relative net assets or other appropriate methods. Other expenses of a LifePath Index Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Index Portfolios, entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

BFA and BTC contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K until May 1, 2013. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BTC in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares. These amounts are included in expenses reimbursed by administrator, and shown as transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2012, the amounts included in fees reimbursed by administrator were as follows:

LifePath Index Retirement Portfolio	$164
LifePath Index 2020 Portfolio	$164
LifePath Index 2025 Portfolio	$164
LifePath Index 2030 Portfolio	$164
LifePath Index 2035 Portfolio	$193
LifePath Index 2040 Portfolio	$157
LifePath Index 2045 Portfolio	$201
LifePath Index 2050 Portfolio	$217
LifePath Index 2055 Portfolio	$181

If during the LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior fiscal year received a waiver or reimbursement from BTC, are less than the expense limit for that share class, BTC is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior fiscal year under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio of which the share class is a part has more than $50 million in assets for the fiscal year and (2) BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BTC shall be calculated by reference to the expense limit for that share class in effect at the time BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2012, BTC recouped the following waivers previously recorded by the LifePath Index Portfolios:

Share Classes	Institutional	Investor A
LifePath Index Retirement	$15	$14
LifePath Index 2020	$15	$14
LifePath Index 2025	$12	$9
LifePath Index 2030	$14	$15
LifePath Index 2040	$15	$14

On June 30, 2012 the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31, 2013
LifePath Index Retirement	$74,731
LifePath Index 2020	$73,824
LifePath Index 2025	$73,559
LifePath Index 2030	$73,638
LifePath Index 2035	$73,717
LifePath Index 2040	$73,422
LifePath Index 2045	$73,428
LifePath Index 2050	$73,439
LifePath Index 2055	$73,490

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets of the Investor A Share class.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of LifePath Index Portfolio shares. These amounts are included in transfer agent — class specific in the Statements of Operations.

BLACKROCK FUNDS III	JUNE 30, 2012	53

Notes to Financial Statements (continued)	BlackRock Funds III

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BTC for compensation paid to the LifePath Index Portfolios’ Chief Compliance Officer.

3. Capital Loss Carryforwards:

As of December 31, 2011, the LifePath Index Portfolios had capital loss carryforwards with no expiration dates available to offset future realized capital gains as follows:

LifePath Index Retirement Portfolio	$17,339
LifePath Index 2020 Portfolio	$22,825
LifePath Index 2025 Portfolio	$25,169
LifePath Index 2030 Portfolio	$27,192
LifePath Index 2035 Portfolio	$29,014
LifePath Index 2040 Portfolio	$30,742
LifePath Index 2045 Portfolio	$29,377
LifePath Index 2050 Portfolio	$34,324
LifePath Index 2055 Portfolio	$38,294

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

LifePath Index Retirement Portfolio	Six Months Ended June 30, 2012		Period May 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,611,815	$16,433,125	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,076	10,964	—	—
Shares redeemed	(203,958)	(2,061,044)	—	—

Net increase	1,408,933	$14,383,045	2,500	$25,000

Investor A
Shares sold	543,093	$5,355,932	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,339	13,646	—	—
Shares redeemed	(153,938)	(1,561,300)	—	—

Net increase	390,494	$3,808,278	2,500	$25,000

Class K
Shares sold	16,263,041	$163,229,162	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	47,904	487,329	—	—
Shares redeemed	(419,870)	(4,218,998)	—	—

Net increase	15,891,075	$159,497,493	195,000	$1,950,000

Total Net Increase	17,690,502	$177,688,816	200,000	$2,000,000

LifePath Index 2020 Portfolio
Institutional
Shares sold	1,281,694	$12,778,883	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,100	21,041	—	—
Shares redeemed	(132,594)	(1,332,590)	—	—

Net increase	1,151,200	$11,467,334	2,500	$25,000

[1] Commencement of operations.

54	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Index 2020 Portfolio (concluded)	Six Months Ended June 30, 2012		Period May 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,348,352	$12,975,984	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	4,657	46,629	—	—
Shares redeemed	(166,026)	(1,657,923)	—	—

Net increase	1,186,983	$11,364,690	2,500	$25,000

Class K
Shares sold	21,306,579	$208,348,984	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	68,155	678,463	—	—
Shares redeemed	(404,810)	(3,979,407)	—	—

Net increase	20,969,924	$205,048,040	195,000	$1,950,000

Total Net Increase	23,308,107	$227,880,064	200,000	$2,000,000

LifePath Index 2025 Portfolio
Institutional
Shares sold	76,161	$748,034	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	287	2,850	—	—
Shares redeemed	(793)	(7,887)	—	—

Net increase	75,655	$742,997	2,500	$25,000

Investor A
Shares sold	59,924	$588,626	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	189	1,884	—	—
Shares redeemed	(2,330)	(23,173)	—	—

Net increase	57,783	$567,337	2,500	$25,000

Class K
Shares sold	8,980,458	$86,405,958	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	20,636	203,465	—	—
Shares redeemed	(292,544)	(2,815,287)	—	—

Net increase	8,708,550	$83,794,136	195,000	$1,950,000

Total Net Increase	8,841,988	$85,104,470	200,000	$2,000,000

LifePath Index 2030 Portfolio
Institutional
Shares sold	1,164,703	$11,375,155	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,654	26,242	—	—
Shares redeemed	(88,625)	(866,042)	—	—

Net increase	1,078,732	$10,535,355	2,500	$25,000

Investor A
Shares sold	1,122,980	$10,569,583	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	3,834	37,876	—	—
Shares redeemed	(184,771)	(1,801,978)	—	—

Net increase	942,043	$8,805,481	2,500	$25,000

[1] Commencement of operations.

BLACKROCK FUNDS III	JUNE 30, 2012	55

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Index 2030 Portfolio (concluded)	Six Months Ended June 30, 2012		Period May 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	15,094,185	$144,171,361	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	49,907	487,889	—	—
Shares redeemed	(377,629)	(3,622,768)	—	—

Net increase	14,766,463	$141,036,482	195,000	$1,950,000

Total Net Increase	16,787,238	$160,377,318	200,000	$2,000,000

LifePath Index 2035 Portfolio
Institutional
Shares sold	36,255	$352,180	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	133	1,313	—	—
Shares redeemed	(3,929)	(38,479)	—	—

Net increase	32,459	$315,014	2,500	$25,000

Investor A
Shares sold	15,365	$148,265	2,515	$25,151
Shares issued to shareholders in reinvestment of dividends and distributions	44	434	—	—
Shares redeemed	(427)	(4,242)	(2)	(15)

Net increase	14,982	$144,457	2,513	$25,136

Class K
Shares sold	6,076,076	$57,081,406	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	12,919	125,098	—	—
Shares redeemed	(364,984)	(3,435,749)	—	—

Net increase	5,724,011	$53,770,755	195,000	$1,950,000

Total Net Increase	5,771,452	$54,230,226	200,013	$2,000,136

LifePath Index 2040 Portfolio
Institutional
Shares sold	858,340	$8,302,669	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,048	19,979	—	—
Shares redeemed	(29,559)	(284,922)	—	—

Net increase	830,829	$8,037,726	2,500	$25,000

Investor A
Shares sold	532,737	$4,928,944	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,981	19,291	—	—
Shares redeemed	(77,385)	(756,422)	—	—

Net increase	457,333	$4,191,813	2,500	$25,000

[1] Commencement of operations.

56	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Index 2040 Portfolio (concluded)	Six Months Ended June 30, 2012		Period May 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	7,364,953	$69,047,206	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	26,515	255,537	—	—
Shares redeemed	(299,886)	(2,806,129)	—	—

Net increase	7,091,582	$66,496,614	195,000	$1,950,000

Total Net Increase	8,379,744	$78,726,153	200,000	$2,000,000

LifePath Index 2045 Portfolio
Institutional
Shares sold	14,222	$136,559	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	66	646	—	—
Shares redeemed	(8)	(75)	—	—

Net increase	14,280	$137,130	2,500	$25,000

Investor A
Shares sold	10,448	$99,793	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	29	277	—	—
Shares redeemed	(335)	(3,299)	—	—

Net increase	10,142	$96,771	2,500	$25,000

Class K
Shares sold	2,058,445	$18,931,490	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	5,119	48,798	—	—
Shares redeemed	(209,277)	(1,920,333)	—	—

Net increase	1,854,287	$17,059,955	195,000	$1,950,000

Total Net Increase	1,878,709	$17,293,856	200,000	$2,000,000

LifePath Index 2050 Portfolio
Institutional
Shares sold	138,900	$1,284,434	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	657	6,343	—	—
Shares redeemed	(21,215)	(202,735)	—	—

Net increase	118,342	$1,088,042	2,500	$25,000

Investor A
Shares sold	11,016	$103,945	2,830	$28,096
Shares issued to shareholders in reinvestment of dividends and distributions	46	408	3	29
Shares redeemed	(1,690)	(16,406)	(2)	(15)

Net increase	9,372	$87,947	2,831	$28,110

[1] Commencement of operations.

BLACKROCK FUNDS III	JUNE 30, 2012	57

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath Index 2050 Portfolio (concluded)	Six Months Ended June 30, 2012		Period May 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	1,572,874	$14,410,152	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	5,343	50,647	—	—
Shares redeemed	(228,995)	(2,086,068)	—	—

Net increase	1,349,222	$12,374,731	195,000	$1,950,000

Total Net Increase	1,476,936	$13,550,720	200,331	$2,003,110

LifePath Index 2055 Portfolio
Institutional
Shares sold	—	—	2,500	$25,000

Net increase	—	—	2,500	$25,000

Investor A
Shares sold	2,704	$25,486	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	17	158	—	—
Shares redeemed	(471)	(4,318)	—	—

Net increase	2,250	$21,326	2,500	$25,000

Class K
Shares sold	73,727	$696,719	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	505	4,788	—	—
Shares redeemed	(17,757)	(172,200)	—	—

Net increase	56,475	$529,307	195,000	$1,950,000

Total Net Increase	58,725	$550,633	200,000	$2,000,000

[1] Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	BLACKROCK FUNDS III	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	39
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	53%
Russell 1000 Index Master Portfolio	22
ACWI ex-US Index Master Portfolio	11
iShares Barclays TIPS Bond Fund	9
Master Small Cap Index Series	4
iShares MSCI EAFE Small Cap Index Fund	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	54%
Fixed Income Funds	45
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	38%
Russell 1000 Index Master Portfolio	31
ACWI ex-US Index Master Portfolio	15
iShares Barclays TIPS Bond Fund	6
Master Small Cap Index Series	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath® Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	63%
Fixed Income Funds	37
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	36%
Bond Index Master Portfolio	32
ACWI ex-US Index Master Portfolio	17
iShares Barclays TIPS Bond Fund	5
Master Small Cap Index Series	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
iShares Cohen & Steers Realty Majors Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

LifePath® Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	70%
Fixed Income Funds	29
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	40%
Bond Index Master Portfolio	25
ACWI ex-US Index Master Portfolio	19
iShares Barclays TIPS Bond Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares Cohen & Steers Realty Majors Index Fund	3
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2012	59

Master Portfolio Information as of June 30, 2012 (continued)	Master Investment Portfolio

LifePath® Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	77%
Fixed Income Funds	23
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	44%
ACWI ex-US Index Master Portfolio	21
Bond Index Master Portfolio	20
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
Master Small Cap Index Series	3
iShares Barclays TIPS Bond Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

LifePath® Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	82%
Fixed Income Funds	16
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	47%
ACWI ex-US Index Master Portfolio	22
Bond Index Master Portfolio	15
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares Barclays TIPS Bond Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2

LifePath® Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	89%
Fixed Income Funds	11
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	51%
ACWI ex-US Index Master Portfolio	24
Bond Index Master Portfolio	11
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2

LifePath® Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	94%
Fixed Income Funds	6
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	54%
ACWI ex-US Index Master Portfolio	25
Bond Index Master Portfolio	6
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

60	BLACKROCK FUNDS III	JUNE 30, 2012

Master Portfolio Information as of June 30, 2012 (concluded)	Master Investment Portfolio

LifePath® Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds	1
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	56%
ACWI ex-US Index Master Portfolio	26
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI EAFE Small Cap Index Fund	3
Master Small Cap Index Series	2
Bond Index Master Portfolio	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The Portfolios’ allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2012	61

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.5%
ACWI ex-US Index Master Portfolio	$20,049,842	$20,049,842
iShares Cohen & Steers Realty Majors Index Fund	4,438	349,004
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	13,411	382,348
iShares MSCI EAFE Small Cap Index Fund	43,901	1,586,582
Master Small Cap Index Series	$7,204,917	7,204,917
Russell 1000 Index Master Portfolio	$40,466,536	40,466,536

		70,039,229
Fixed Income Funds — 61.3%
Bond Index Master Portfolio	$95,287,015	95,287,015
iShares Barclays TIPS Bond Fund	135,838	16,259,808

		111,546,823

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	189,354	$189,354

		189,354
Total Affiliated Investment Companies (Cost — $179,581,593*) — 99.9%		181,775,406
Other Assets in Excess of Liabilities — 0.1%		174,159

Net Assets — 100.0%		$181,949,565

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$179,581,593

Gross unrealized appreciation	$2,254,556
Gross unrealized depreciation	(60,743)

Net unrealized appreciation	$2,193,813

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$5,157	$20,044,685	[1]	—	$20,049,842	$20,049,842	$(37,633)	$99,317
BlackRock Cash Funds: Institutional, SL Agency Shares	5,082	184,272	[1]	—	189,354	$189,354	—	$678
Bond Index Master Portfolio	$1,055,367	$94,231,648	[1]	—	$95,287,015	$95,287,015	$(12,335)	$251,679
iShares Barclays TIPS Bond Fund	1,556	136,832		(2,550)	135,838	$16,259,808	$13,274	$130,409
iShares Cohen & Steers Realty Majors Index Fund	—	4,438		—	4,438	$349,004	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	13,411		—	13,411	$382,348	—	—
iShares MSCI Canada Index Fund	682	2,379		(3,061)	—	—	$(1,887)	—
iShares MSCI EAFE Small Cap Index Fund	485	43,416		—	43,901	$1,586,582	—	$25,264
iShares MSCI Emerging Markets Index Fund	1,290	4,562		(5,852)	—	—	$(2,183)	—
Master International Index Series	$122,801	—		$(122,801)[2]	—	—	$231,833	$1,342
Master Small Cap Index Series	$77,362	$7,127,555	[1]	—	$7,204,917	$7,204,917	$11	$23,617
Russell 1000 Index Master Portfolio	$462,961	$40,003,575	[1]	—	$40,466,536	$40,466,536	$(171,618)	$120,420

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$18,767,096	$163,008,310	—	$181,775,406

There	were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.7%
ACWI ex-US Index Master Portfolio	$35,259,688	$35,259,688
iShares Cohen & Steers Realty Majors Index Fund	48,286	3,797,211
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	145,929	4,160,436
iShares MSCI EAFE Small Cap Index Fund (b)	87,038	3,145,553
Master Small Cap Index Series	$8,353,874	8,353,874
Russell 1000 Index Master Portfolio	$73,261,265	73,261,265

		127,978,027
Fixed Income Funds — 45.1%
Bond Index Master Portfolio	$90,792,700	90,792,700
iShares Barclays TIPS Bond Fund	121,833	14,583,410

		105,376,110

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	2,311,480	$2,311,480
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	501,570	501,570

		2,813,050
Total Affiliated Investment Companies (Cost — $232,263,899*) — 101.0%		236,167,187
Liabilities in Excess of Other Assets — (1.0)%		(2,381,786)

Net Assets — 100.0%		$233,785,401

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$232,264,494

Gross unrealized appreciation	$3,941,803
Gross unrealized depreciation	(39,110)

Net unrealized appreciation	$3,902,693

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	—	$35,259,688	[1]	—	$35,259,688	$35,259,688	$(79,350)	$216,609
BlackRock Cash Funds: Institutional, SL Agency Shares	5,467	2,306,013	[1]	—	2,311,480	$2,311,480	—	$1,332
BlackRock Cash Funds: Prime, SL Agency Shares	—	501,570	[1]	—	501,570	$501,570	—	$179
Bond Index Master Portfolio	$728,061	$90,064,639	[1]	—	$90,792,700	$90,792,700	$(19,457)	$269,498
iShares Barclays TIPS Bond Fund	1,016	121,422		(605)	121,833	$14,583,410	$(287)	$116,959
iShares Cohen & Steers Realty Majors Index Fund	—	48,286		—	48,286	$3,797,211	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	145,929		—	145,929	$4,160,436	—	—
iShares MSCI Canada Index Fund	1,026	10,171		(11,197)	—	—	$732	—
iShares MSCI EAFE Small Cap Index Fund	744	86,494		(200)	87,038	$3,145,553	$(1,176)	$50,088
iShares MSCI Emerging Markets Index Fund	1,943	19,113		(21,056)	—	—	$11,298	—
Master International Index Series	$192,815	—		$(192,815)[2]	—	—	$7	$4,674
Master Small Cap Index Series	$73,681	$8,280,193	[1]	—	$8,353,874	$8,353,874	$267,898	$30,203
Russell 1000 Index Master Portfolio	$689,398	$72,571,867	[1]	—	$73,261,265	$73,261,265	$(245,681)	$251,318

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$28,499,660	$207,667,527	—	$236,167,187

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012 collateral on securities loaned at value of $2,331,210 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	63

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 63.3%
ACWI ex-US Index Master Portfolio	$15,243,553	$15,243,553
iShares Cohen & Steers Realty Majors Index Fund	26,635	2,094,576
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	80,512	2,295,397
iShares MSCI EAFE Small Cap Index Fund	39,478	1,426,735
Master Small Cap Index Series	$2,986,966	2,986,966
Russell 1000 Index Master Portfolio	$32,317,290	32,317,290

		56,364,517
Fixed Income Funds — 36.7%
Bond Index Master Portfolio	$28,311,696	28,311,696
iShares Barclays TIPS Bond Fund	36,057	4,316,023

		32,627,719

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	204,701	$204,701

		204,701
Total Affiliated Investment Companies (Cost — $87,267,000*) — 100.2%		89,196,937
Liabilities in Excess of Other Assets — (0.2)%		(172,496)

Net Assets — 100.0%		$89,024,441

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$87,267,639

Gross unrealized appreciation	$1,955,427
Gross unrealized depreciation	(26,129)

Net unrealized appreciation	$1,929,298

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,608	$15,240,945	[1]	—	$15,243,553	$15,243,553	$(12,216)	$67,768
BlackRock Cash Funds: Institutional, SL Agency Shares	4,643	200,058	[1]	—	204,701	$204,701	—	$208
Bond Index Master Portfolio	$581,850	$27,729,846	[1]	—	$28,311,696	$28,311,696	$(3,857)	$52,336
iShares Barclays TIPS Bond Fund	788	35,369		(100)	36,057	$4,316,023	$899	$30,718
iShares Cohen & Steers Realty Majors Index Fund	—	26,635		—	26,635	$2,094,576	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	80,512		—	80,512	$2,295,397	—	—
iShares MSCI Canada Index Fund	1,140	707		(1,847)	—	—	$(4,019)	—
iShares MSCI EAFE Small Cap Index Fund	865	38,613		—	39,478	$1,426,735	—	$22,718
iShares MSCI Emerging Markets Index Fund	2,264	1,291		(3,555)	—	—	$(5,966)	—
Master International Index Series	$223,117	—		$(223,117)[2]	—	—	$107,090	$1,259
Master Small Cap Index Series	$69,031	$2,917,935	[1]	—	$2,986,966	$2,986,966	$41	$9,201
Russell 1000 Index Master Portfolio	$789,091	$31,528,199	[1]	—	$32,317,290	$32,317,290	$(90,443)	$80,228

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$10,337,432	$78,859,505	—	$89,196,937

There	were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 70.6%
ACWI ex-US Index Master Portfolio	$31,568,925	$31,568,925
iShares Cohen & Steers Realty Majors Index Fund	63,080	4,960,611
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	190,598	5,433,949
iShares MSCI EAFE Small Cap Index Fund (b)	81,974	2,962,540
Master Small Cap Index Series	$4,978,610	4,978,610
Russell 1000 Index Master Portfolio	$67,073,283	67,073,283

		116,977,918
Fixed Income Funds — 29.4%
Bond Index Master Portfolio	$42,478,527	42,478,527
iShares Barclays TIPS Bond Fund	51,782	6,198,306

		48,676,833

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,042,791	$1,042,791
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	192,025	192,025

		1,234,816
Total Affiliated Investment Companies (Cost — $163,486,063*) — 100.7%		166,889,567
Liabilities in Excess of Other Assets — (0.7)%		(1,146,314)

Net Assets — 100.0%		$165,743,253

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$163,486,763

Gross unrealized appreciation	$3,419,654
Gross unrealized depreciation	(16,850)

Net unrealized appreciation	$3,402,804

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	—	$31,568,925	[1]	—	$31,568,925	$31,568,925	$(88,159)	$214,255
BlackRock Cash Funds: Institutional, SL Agency Shares	9,277	1,033,514	[1]	—	1,042,791	$1,042,791	—	$801
BlackRock Cash Funds: Prime, SL Agency Shares	—	192,025	[1]	—	192,025	$192,025	—	$105
Bond Index Master Portfolio	$454,601	$42,023,926	[1]	—	$42,478,527	$42,478,527	$(8,816)	$136,488
iShares Barclays TIPS Bond Fund	575	51,441		(234)	51,782	$6,198,306	$(21)	$51,160
iShares Cohen & Steers Realty Majors Index Fund	—	63,080		—	63,080	$4,960,611	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	190,598		—	190,598	$5,433,949	—	—
iShares MSCI Canada Index Fund	1,315	13,587		(14,902)	—	—	$6,401	—
iShares MSCI EAFE Small Cap Index Fund	965	81,591		(582)	81,974	$2,962,540	$(4,551)	$46,884
iShares MSCI Emerging Markets Index Fund	2,519	25,444		(27,963)	—	—	$40,020	—
Master International Index Series	$249,180	—		$(249,180)[2]	—	—	$109	$7,215
Master Small Cap Index Series	$67,825	$4,910,785	[1]	—	$4,978,610	$4,978,610	$174,168	$20,728
Russell 1000 Index Master Portfolio	$874,441	$66,198,842	[1]	—	$67,073,283	$67,073,283	$(211,665)	$245,541

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$20,790,222	$146,099,345	—	$166,889,567

Certain of the master portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012 collateral on securities loaned at value of $892,500 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	65

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 77.3%
ACWI ex-US Index Master Portfolio	$11,991,396	$11,991,396
iShares Cohen & Steers Realty Majors Index Fund	26,121	2,054,155
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	78,927	2,250,209
iShares MSCI EAFE Small Cap Index Fund	30,220	1,092,151
Master Small Cap Index Series	$1,606,536	1,606,536
Russell 1000 Index Master Portfolio	$25,634,154	25,634,154

		44,628,601
Fixed Income Funds — 22.7%
Bond Index Master Portfolio	$11,623,891	11,623,891
iShares Barclays TIPS Bond Fund	12,251	1,466,445

		13,090,336

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	123,795	$123,795

		123,795
Total Affiliated Investment Companies (Cost — $56,284,165*) — 100.2%		57,842,732
Liabilities in Excess of Other Assets — (0.2)%		(101,224)

Net Assets — 100.0%		$57,741,508

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$56,284,918

Gross unrealized appreciation	$1,568,824
Gross unrealized depreciation	(11,010)

Net unrealized appreciation	$1,557,814

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,608	$11,988,788	[1]	—	$11,991,396	$11,991,396	$(8,146)	$52,081
BlackRock Cash Funds: Institutional, SL Agency Shares	4,730	119,065	[1]	—	123,795	$123,795	—	$101
Bond Index Master Portfolio	$351,541	$11,272,350	[1]	—	$11,623,891	$11,623,891	$(841)	$20,867
iShares Barclays TIPS Bond Fund	378	11,873		—	12,251	$1,466,445	—	$10,270
iShares Cohen & Steers Realty Majors Index Fund	—	26,121		—	26,121	$2,054,155	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	78,927		—	78,927	$2,250,209	—	—
iShares MSCI Canada Index Fund	1,402	834		(2,236)	—	—	$(4,678)	—
iShares MSCI EAFE Small Cap Index Fund	1,045	31,320		(2,145)	30,220	$1,092,151	$(12,482)	$18,525
iShares MSCI Emerging Markets Index Fund	2,772	1,513		(4,285)	—	—	$(7,087)	—
Master International Index Series	$274,385	—		$(274,385)[2]	—	—	$65,247	$1,624
Master Small Cap Index Series	$63,824	$1,542,712	[1]	—	$1,606,536	$1,606,536	$51	$5,542
Russell 1000 Index Master Portfolio	$943,795	$24,690,359	[1]	—	$25,634,154	$25,634,154	$(65,669)	$62,952

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares/beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$6,986,755	$50,855,977	—	$57,842,732

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 83.3%
ACWI ex-US Index Master Portfolio	$18,325,557	$18,325,557
iShares Cohen & Steers Realty Majors Index Fund	42,814	3,366,893
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	129,323	3,686,999
iShares MSCI EAFE Small Cap Index Fund (b)	46,764	1,690,051
Master Small Cap Index Series	$2,078,295	2,078,295
Russell 1000 Index Master Portfolio	$39,442,996	39,442,996

		68,590,791
Fixed Income Funds — 16.7%
Bond Index Master Portfolio	$12,481,772	12,481,772
iShares Barclays TIPS Bond Fund	10,556	1,263,553

		13,745,325

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,260,761	$1,260,761
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)	307,240	307,240

		1,568,001
Total Affiliated Investment Companies (Cost — $82,137,599*) — 101.9%		83,904,117
Liabilities in Excess of Other Assets — (1.9)%		(1,537,548)

Net Assets — 100.0%		$82,366,569

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$82,137,599

Gross unrealized appreciation	$1,771,831
Gross unrealized depreciation	(5,313)

Net unrealized appreciation	$1,766,518

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$1,705	$18,323,852	[1]	—	$18,325,557	$18,325,557	$(69,831)	$142,592
BlackRock Cash Funds: Institutional, SL Agency Shares	6,541	1,254,220	[1]	—	1,260,761	$1,260,761	—	$364
BlackRock Cash Funds: Prime, SL Agency Shares	—	307,240	[1]	—	307,240	$307,240	—	$50
Bond Index Master Portfolio	$253,518	$12,228,254	[1]	—	$12,481,772	$12,481,772	$(2,636)	$44,883
iShares Barclays TIPS Bond Fund	202	10,354		—	10,556	$1,263,553	—	$10,629
iShares Cohen & Steers Realty Majors Index Fund	—	42,814		—	42,814	$3,366,893	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	129,323		—	129,323	$3,686,999	—	—
iShares MSCI Canada Index Fund	1,569	10,330		(11,899)	—	—	$3,535	—
iShares MSCI EAFE Small Cap Index Fund	1,124	47,967		(2,327)	46,764	$1,690,051	$(12,955)	$28,064
iShares MSCI Emerging Markets Index Fund	2,948	19,275		(22,223)	—	—	$27,413	—
Master International Index Series	$294,880	—		$(294,880)[2]	—	—	$93	$6,461
Master Small Cap Index Series	$62,432	$2,015,863	[1]	—	$2,078,295	$2,078,295	$78,177	$10,481
Russell 1000 Index Master Portfolio	$1,010,878	$38,432,118	[1]	—	$39,442,996	$39,442,996	$(163,978)	$160,321

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$11,575,497	$72,328,620	—	$83,904,117

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012 collateral on securities loaned at value of $1,428,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	67

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 89.1%
ACWI ex-US Index Master Portfolio	$4,684,407	$4,684,407
iShares Cohen & Steers Realty Majors Index Fund	11,487	903,338
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	34,708	989,525
iShares MSCI EAFE Small Cap Index Fund	12,748	460,713
Master Small Cap Index Series	$456,291	456,291
Russell 1000 Index Master Portfolio	$10,126,518	10,126,518

		17,620,792
Fixed Income Funds — 11.1%
Bond Index Master Portfolio	$2,191,114	2,191,114

		2,191,114

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	49,435	$49,435

		49,435
Total Affiliated Investment Companies (Cost — $19,311,791*) — 100.5%		19,861,341
Liabilities in Excess of Other Assets — (0.5)%		(97,157)

Net Assets — 100.0%		$19,764,184

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$19,314,548

Gross unrealized appreciation	$551,717
Gross unrealized depreciation	(4,924)

Net unrealized appreciation	$546,793

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,508	$4,681,899	[1]	—	$4,684,407	$4,684,407	$(9,672)	$25,244
BlackRock Cash Funds: Institutional, SL Agency Shares	5,019	44,416	[1]	—	49,435	$49,435	—	$25
Bond Index Master Portfolio	$171,154	$2,019,960	[1]	—	$2,191,114	$2,191,114	$162	$5,464
iShares Cohen & Steers Realty Majors Index Fund	—	11,487		—	11,487	$903,338	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	34,708		—	34,708	$989,525	—	—
iShares MSCI Canada Index Fund	1,631	357		(1,988)	—	—	$(5,240)	—
iShares MSCI EAFE Small Cap Index Fund	1,179	11,569		—	12,748	$460,713	—	$7,279
iShares MSCI Emerging Markets Index Fund	3,061	857		(3,918)	—	—	$(8,491)	—
Master International Index Series	$316,913	—		$(316,913)[2]	—	—	$62	$1,678
Master Small Cap Index Series	$59,434	$396,857	[1]	—	$456,291	$456,291	$19,774	$2,010
Russell 1000 Index Master Portfolio	$1,069,178	$9,057,340	[1]	—	$10,126,518	$10,126,518	$(35,178)	$31,012

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,403,011	$17,458,330	—	$19,861,341

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 94.4%
ACWI ex-US Index Master Portfolio	$3,970,283	$3,970,283
iShares Cohen & Steers Realty Majors Index Fund	10,178	800,398
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	30,752	876,739
iShares MSCI EAFE Small Cap Index Fund	10,230	369,712
Master Small Cap Index Series	$362,180	362,180
Russell 1000 Index Master Portfolio	$8,578,517	8,578,517

		14,957,829
Fixed Income Funds — 5.6%
Bond Index Master Portfolio	$885,463	885,463

		885,463

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	28,511	$28,511

		28,511
Total Affiliated Investment Companies (Cost — $15,493,083*) — 100.2%		15,871,803
Liabilities in Excess of Other Assets — (0.2)%		(37,425)

Net Assets — 100.0%		$15,834,378

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$15,494,234

Gross unrealized appreciation	$379,983
Gross unrealized depreciation	(2,414)

Net unrealized appreciation	$377,569

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,508	$3,967,775	[1]	—	$3,970,283	$3,970,283	$(16,767)	$30,187
BlackRock Cash Funds: Institutional, SL Agency Shares	5,192	23,319	[1]	—	28,511	$28,511	—	$37
Bond Index Master Portfolio	$72,275	$813,188	[1]	—	$885,463	$885,463	$7	$3,134
iShares Cohen & Steers Realty Majors Index Fund	—	10,178		—	10,178	$800,398	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	30,752		—	30,752	$876,739	—	—
iShares MSCI Canada Index Fund	1,692	1,264		(2,956)	—	—	$(4,383)	—
iShares MSCI EAFE Small Cap Index Fund	1,263	9,825		(858)	10,230	$369,712	$(7,435)	$6,299
iShares MSCI Emerging Markets Index Fund	3,332	2,288		(5,620)	—	—	$(1,833)	—
Master International Index Series	$331,764	—		$(331,764)[2]	—	—	$15,013	$2,423
Master Small Cap Index Series	$59,143	$303,037	[1]	—	$362,180	$362,180	$85	$2,002
Russell 1000 Index Master Portfolio	$1,123,015	$7,455,502	[1]	—	$8,578,517	$8,578,517	$(40,066)	$35,793

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,075,360	$13,796,443	—	$15,871,803

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	69

Schedule of Investments June 30, 2012 (Unaudited)	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 99.8%
ACWI ex-US Index Master Portfolio	$641,972	$641,972
iShares Cohen & Steers Realty Majors Index Fund	1,760	138,406
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5,318	151,616
iShares MSCI EAFE Small Cap Index Fund	1,794	64,835
Master Small Cap Index Series	$55,755	55,755
Russell 1000 Index Master Portfolio	$1,372,980	1,372,980

		2,425,564
Fixed Income Funds — 1.0%
Bond Index Master Portfolio	$25,290	25,290

		25,290

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares , 0.25% (b)	15,691	$15,691

		15,691
Total Affiliated Investment Companies (Cost — $2,463,107*) — 101.5%		2,466,545
Liabilities in Excess of Other Assets — (1.5)%		(35,841)

Net Assets — 100.0%		$2,430,704

*	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,464,341

Gross unrealized appreciation	$49,960
Gross unrealized depreciation	(47,756)

Net unrealized appreciation	$2,204

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$5,015	$636,957	[1]	—	$641,972	$641,972	$(44,880)	$11,195
BlackRock Cash Funds: Institutional, SL Agency Shares	5,013	10,678	[1]	—	15,691	$15,691	—	$6
Bond Index Master Portfolio	$15,948	$9,342	[1]	—	$25,290	$25,290	$31	$262
iShares Cohen & Steers Realty Majors Index Fund	—	1,760		—	1,760	$138,406	—	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	5,318		—	5,318	$151,616	—	—
iShares MSCI Canada Index Fund	1,788	—		(1,788)	—	—	$(6,418)	—
iShares MSCI EAFE Small Cap Index Fund	1,295	599		(100)	1,794	$64,835	$(553)	$1,032
iShares MSCI Emerging Markets Index Fund	3,466	—		(3,466)	—	—	$(10,886)	—
Master International Index Series	$349,044	—		$(349,044)[2]	—	—	$2,289	$1,654
Master Small Cap Index Series	$122,459	—		$(66,704)[2]	$55,755	$55,755	$69	$1,168
Russell 1000 Index Master Portfolio	$1,110,241	$262,739	[1]	—	$1,372,980	$1,372,980	$(17,959)	$12,729

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$370,548	$2,095,997	—	$2,466,545

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2012 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$181,775,406	$236,167,187	$89,196,937	$166,889,567	$57,842,732
Contributions receivable from investors	230,299	233,463	—	396,318	282,952
Investments sold receivable	2,413,294	9,518,004	5,116,004	10,863,404	4,488,986
Interest receivable	348	356	142	199	66
Securities lending income receivable	36	373	—	215	—
Receivable from advisor	—	—	206	—	1,273

Total assets	184,419,383	245,919,383	94,313,289	178,149,703	62,616,009

Liabilities
Collateral on securities loaned at value	—	2,331,210	—	892,500	—
Investments purchased payable	2,436,960	9,768,228	5,257,344	11,482,000	4,845,381
Professional fees payable	22,443	22,443	22,444	22,444	22,444
Investment advisory fees payable	3,693	5,447	—	2,921	—
Printing fees payable	1,524	1,524	1,524	1,524	1,524
Trustees’ fees payable	413	420	399	416	398
Custodian fees payable	373	298	468	202	311
Withdrawals payable to investors	—	—	2,257	—	—
Other accrued expenses payable	4,412	4,412	4,412	4,443	4,443

Total liabilities	2,469,818	12,133,982	5,288,848	12,406,450	4,874,501

Net Assets	$181,949,565	$233,785,401	$89,024,441	$165,743,253	$57,741,508

Net Assets Consist of
Investors’ capital	$179,755,752	$229,882,113	$87,094,504	$162,339,749	$56,182,941
Net unrealized appreciation/depreciation	2,193,813	3,903,288	1,929,937	3,403,504	1,558,567

Net Assets	$181,949,565	$233,785,401	$89,024,441	$165,743,253	$57,741,508

[1] Investments at cost — affiliated	$179,581,593	$232,263,899	$87,267,000	$163,486,063	$56,284,165

[2] Securities loaned at value	—	$2,359,942	—	$903,500	—

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	71

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

June 30, 2012 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$83,904,117	$19,861,341	$15,871,803	$2,466,545
Contributions receivable from investors	280,127	46,881	38,158	—
Investments sold receivable	7,174,181	1,862,990	1,714,553	281,113
Interest receivable	72	17	7	—
Securities lending income receivable	209	—	—	—
Receivable from advisor	228	2,809	2,870	3,045

Total assets	91,358,934	21,774,038	17,627,391	2,750,703

Liabilities
Collateral on securities loaned at value	1,428,000	—	—	—
Investments purchased payable	7,535,187	1,980,331	1,763,780	289,788
Professional fees payable	22,444	22,444	22,443	22,444
Printing fees payable	1,524	1,524	1,524	1,524
Trustees’ fees payable	409	398	399	398
Custodian fees payable	294	650	360	486
Withdrawals payable to investors	—	—	—	900
Other accrued expenses payable	4,507	4,507	4,507	4,459

Total liabilities	8,992,365	2,009,854	1,793,013	319,999

Net Assets	$82,366,569	$19,764,184	$15,834,378	$2,430,704

Net Assets Consist of
Investors’ capital	$80,600,051	$19,214,634	$15,455,658	$2,427,266
Net unrealized appreciation/depreciation	1,766,518	549,550	378,720	3,438

Net Assets	$82,366,569	$19,764,184	$15,834,378	$2,430,704

[1] Investments at cost — affiliated	$82,137,599	$19,311,791	$15,493,083	$2,463,107

[2] Securities loaned at value	$1,445,600	—	—	—

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$155,673	$167,047	$53,436	$98,044	$28,796
Income — affiliated	612	680	208	419	101
Securities lending — affiliated	66	831	—	487	—
Net investment income allocated from the applicable Master Portfolios:
Interest	256,916	278,626	55,309	144,580	23,054
Dividends	239,459	493,676	155,483	479,647	120,012
Expenses	(30,840)	(51,739)	(14,510)	(44,052)	(10,101)
Fees waived	4,089	6,502	1,357	5,152	794

Total income	625,975	895,623	251,283	684,277	162,656

Expenses
Investment advisory	12,217	17,186	4,704	12,919	2,995
Professional	15,167	15,167	15,167	15,167	15,167
Custodian	2,139	2,357	2,359	1,891	1,973
Independent Trustees	1,620	1,721	1,429	1,658	1,413
Printing	525	525	525	525	525
Miscellaneous	1,084	1,084	1,084	1,084	1,084

Total expenses	32,752	38,040	25,268	33,244	23,157
Less fees waived/reimbursed by advisor	(20,614)	(20,962)	(20,568)	(20,400)	(20,162)

Total expenses after fees waived	12,138	17,078	4,700	12,844	2,995

Net investment income	613,837	878,545	246,583	671,433	159,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	9,204	10,567	(9,086)	41,849	(24,247)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	10,258	(76,583)	615	(134,363)	(9,358)

	19,462	(66,016)	(8,471)	(92,514)	(33,605)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(36,051)	22,234	30,445	60,525	66,307
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	2,251,226	3,951,122	1,992,852	3,455,301	1,622,336

	2,215,175	3,973,356	2,023,297	3,515,826	1,688,643

Total realized and unrealized gain	2,234,637	3,907,340	2,014,826	3,423,312	1,655,038

Net Increase in Net Assets Resulting from Operations	$2,848,474	$4,785,885	$2,261,409	$4,094,745	$1,814,699

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	73

Statements of Operations (concluded)	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$38,693	$7,279	$6,299	$1,032
Income — affiliated	180	25	26	6
Securities lending — affiliated	234	—	11	—
Net investment income allocated from the applicable Master Portfolios:
Interest	49,835	6,436	4,197	664
Dividends	314,903	58,972	69,342	26,344
Expenses	(26,611)	(4,725)	(5,449)	(2,074)
Fees waived	3,028	416	570	279

Total income	380,262	68,403	74,996	26,251

Expenses
Investment advisory	7,094	1,283	1,400	518
Professional	15,167	15,165	15,167	15,166
Custodian	1,659	2,031	1,878	1,200
Independent Trustees	1,557	1,406	1,415	1,402
Printing	525	525	525	525
Miscellaneous	1,084	1,084	1,084	1,084

Total expenses	27,086	21,494	21,469	19,895
Less fees waived/reimbursed by advisor	(20,029)	(20,211)	(20,069)	(19,374)

Total expenses after fees waived	7,057	1,283	1,400	521

Net investment income	373,205	67,120	73,596	25,730

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	17,993	(13,731)	(13,651)	(17,857)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	(158,175)	(24,852)	(41,728)	(60,450)

	(140,182)	(38,583)	(55,379)	(78,307)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	64,332	49,808	57,526	45,640
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	1,846,812	657,691	495,357	137,041

	1,911,144	707,499	552,883	182,681

Total realized and unrealized gain	1,770,962	668,916	497,504	104,374

Net Increase in Net Assets Resulting from Operations	$2,144,167	$736,036	$571,100	$130,104

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$613,837	$32,947	$878,545	$30,209
Net realized gain (loss)	19,462	(24,286)	(66,016)	(36,096)
Net change in unrealized appreciation/depreciation	2,215,175	(21,362)	3,973,356	(70,068)

Net increase (decrease) in net assets resulting from operations	2,848,474	(12,701)	4,785,885	(75,955)

Capital Transactions
Proceeds from contributions	183,353,797	2,025,317	229,609,613	2,024,638
Value of withdrawals	(6,220,965)	(44,357)	(2,517,682)	(41,098)

Net increase in net assets derived from capital transactions	177,132,832	1,980,960	227,091,931	1,983,540

Net Assets
Total increase in net assets	179,981,306	1,968,259	231,877,816	1,907,585
Beginning of period	1,968,259	—	1,907,585	—

End of period	$181,949,565	$1,968,259	$233,785,401	$1,907,585

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$246,583	$28,595	$671,433	$27,445
Net realized loss	(8,471)	(38,459)	(92,514)	(42,078)
Net change in unrealized appreciation/depreciation	2,023,297	(93,360)	3,515,826	(112,322)

Net increase (decrease) in net assets resulting from operations	2,261,409	(103,224)	4,094,745	(126,955)

Capital Transactions
Proceeds from contributions	85,427,019	2,024,525	162,225,360	2,024,448
Value of withdrawals	(546,305)	(38,983)	(2,436,022)	(38,323)

Net increase in net assets derived from capital transactions	84,880,714	1,985,542	159,789,338	1,986,125

Net Assets
Total increase in net assets	87,142,123	1,882,318	163,884,083	1,859,170
Beginning of period	1,882,318	—	1,859,170	—

End of period	$89,024,441	$1,882,318	$165,743,253	$1,859,170

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	75

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$159,661	$26,424	$373,205	$25,478
Net realized loss	(33,605)	(45,414)	(140,182)	(50,597)
Net change in unrealized appreciation/depreciation	1,688,643	(130,076)	1,911,144	(144,626)

Net increase (decrease) in net assets resulting from operations	1,814,699	(149,066)	2,144,167	(169,745)

Capital Transactions
Proceeds from contributions	55,244,356	2,024,586	79,264,814	2,024,475
Value of withdrawals	(1,155,508)	(37,559)	(861,196)	(35,946)

Net increase in net assets derived from capital transactions	54,088,848	1,987,027	78,403,618	1,988,529

Net Assets
Total increase in net assets	55,903,547	1,837,961	80,547,785	1,818,784
Beginning of period	1,837,961	—	1,818,784	—

End of period	$57,741,508	$1,837,961	$82,366,569	$1,818,784

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$67,120	$24,448	$73,596	$23,884
Net realized loss	(38,583)	(56,751)	(55,379)	(58,467)
Net change in unrealized appreciation/depreciation	707,499	(157,949)	552,883	(174,163)

Net increase (decrease) in net assets resulting from operations	736,036	(190,252)	571,100	(208,746)

Capital Transactions
Proceeds from contributions	17,373,597	2,024,410	13,818,329	2,027,364
Value of withdrawals	(144,572)	(35,035)	(339,326)	(34,343)

Net increase in net assets derived from capital transactions	17,229,025	1,989,375	13,479,003	1,993,021

Net Assets
Total increase in net assets	17,965,061	1,799,123	14,050,103	1,784,275
Beginning of period	1,799,123	—	1,784,275	—

End of period	$19,764,184	$1,799,123	$15,834,378	$1,784,275

[1]	Commencement of operations.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$25,730	$23,624
Net realized loss	(78,307)	(65,000)
Net change in unrealized appreciation/depreciation	182,681	(179,243)

Net increase (decrease) in net assets resulting from operations	130,104	(220,619)

Capital Transactions
Proceeds from contributions	758,544	2,024,315
Value of withdrawals	(227,130)	(34,510)

Net increase in net assets derived from capital transactions	531,414	1,989,805

Net Assets
Total increase in net assets	661,518	1,769,186
Beginning of period	1,769,186	—

End of period	$2,430,704	$1,769,186

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	77

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	4.57%		(0.59)%

Ratios to Average Net Assets
Total expenses[3,4]	0.24%	[5,6]	3.44%	[7,8,9]

Total expenses after fees waived[3,4]	0.16%	[5,6]	0.15%	[7,8]

Net investment income[4,10]	2.51%	[5,6]	2.87%	[7,8]

Supplemental Data
Net assets, end of period (000)	$181,950		$1,968

Portfolio turnover	10%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.08%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	5.39%		(3.71)%

Ratios to Average Net Assets
Total expenses[3,4]	0.24%	[5,6]	3.55%	[7,8,9]

Total expenses after fees waived[3,4]	0.18%	[5,6]	0.18%	[7,8]

Net investment income[4,10]	2.56%	[5,6]	2.70%	[7,8]

Supplemental Data
Net assets, end of period (000)	$233,785		$1,908

Portfolio turnover	16%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.10%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	79

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	5.85%		(5.10)%

Ratios to Average Net Assets
Total expenses[3,4]	0.41%	[5,6]	3.59%	[7,8,9]

Total expenses after fees waived[3,4]	0.19%	[5,6]	0.18%	[7,8]

Net investment income[4,10]	2.62%	[5,6]	2.58%	[7,8]

Supplemental Data
Net assets, end of period (000)	$89,024		$1,882

Portfolio turnover	21%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.11%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	6.08%		(6.28)%

Ratios to Average Net Assets
Total expenses[3,4]	0.28%	[5,6]	3.63%	[7,8,9]

Total expenses after fees waived[3,4]	0.20%	[5,6]	0.19%	[7,8]

Net investment income[4,10]	2.60%	[5,6]	2.50%	[7,8]

Supplemental Data
Net assets, end of period (000)	$165,743		$1,859

Portfolio turnover	26%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.12%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	81

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	6.34%		(7.35)%

Ratios to Average Net Assets
Total expenses[3,4]	0.54%	[5,6]	3.67%	[7,8,9]

Total expenses after fees waived[3,4]	0.21%	[5,6]	0.19%	[7,8]

Net investment income[4,10]	2.66%	[5,6]	2.43%	[7,8]

Supplemental Data
Net assets, end of period (000)	$57,742		$1,838

Portfolio turnover	54%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.01%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.13%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	6.78%		(8.42)%

Ratios to Average Net Assets
Total expenses[3,4]	0.36%	[5,6]	3.70%	[7,8,9]

Total expenses after fees waived[3,4]	0.22%	[5,6]	0.20%	[7,8]

Net investment income[4,10]	2.63%	[5,6]	2.36%	[7,8]

Supplemental Data
Net assets, end of period (000)	$82,367		$1,819

Portfolio turnover	32%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.14%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	83

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	6.99%		(9.49)%

Ratios to Average Net Assets
Total expenses[3,4]	1.00%	[5,6]	3.74%	[7,8,9]

Total expenses after fees waived[3,4]	0.22%	[5,6]	0.21%	[7,8]

Net investment income[4,10]	2.61%	[5,6]	2.29%	[7,8]

Supplemental Data
Net assets, end of period (000)	$19,764		$1,799

Portfolio turnover	37%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	7.23%		(10.34)%

Ratios to Average Net Assets
Total expenses[3,4]	0.94%	[5,6]	3.76%	[7,8,9]

Total expenses after fees waived[3,4]	0.22%	[5,6]	0.21%	[7,8]

Net investment income[4,10]	2.63%	[5,6]	2.25%	[7,8]

Supplemental Data
Net assets, end of period (000)	$15,834		$1,784

Portfolio turnover	52%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	85

Financial Highlights (concluded)	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	7.20%		(10.96)%

Ratios to Average Net Assets
Total expenses[3,4]	2.09%	[5,6]	3.79%	[7,8,9]

Total expenses after fees waived[3,4]	0.22%	[5,6]	0.21%	[7,8]

Net investment income[4,10]	2.48%	[5,6]	2.24%	[7,8]

Supplemental Data
Net assets, end of period (000)	$2,431		$1,769

Portfolio turnover	52%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.03%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[10]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”) are each a series of MIP. The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

As of June 30, 2012, LifePath Index Retirement Master Portfolio’s investment in the Bond Index Master Portfolio was 52.4% of net assets and LifePath Index 2045, LifePath Index 2050 and LifePath Index 2055 Master Portfolios’ investment in the Russell 1000 Index Master Portfolio was 51.4%, 54.3% and 56.5% of net assets, respectively. The financial statements of the Bond Index Master Portfolio and Russell 1000 Index Master Portfolio, including the Schedules of Investments, can be read in conjunction with the LifePath Index Retirement Master Portfolio and LifePath Index 2045, LifePath Index 2050 and LifePath Index 2055 Master Portfolios’ financial statements, respectively. Bond Index Master Portfolio’s and Russell 1000 Index Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, upon request by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Each of the LifePath Index Master Portfolios seek to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”) or BlackRock Investment Management, LLC, and include the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Russell 1000 Index Master Portfolio (together, the “Master Portfolios”) BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of June 30, 2012, the interests of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio held by each LifePath Index Master Portfolio were as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath Index Retirement Master Portfolio	5.88%	22.06%	1.68%	11.51%
LifePath Index 2020 Master Portfolio	10.34%	21.02%	1.95%	20.84%
LifePath Index 2025 Master Portfolio	4.47%	6.55%	0.70%	9.19%
LifePath Index 2030 Master Portfolio	9.26%	9.83%	1.16%	19.08%
LifePath Index 2035 Master Portfolio	3.52%	2.69%	0.37%	7.29%
LifePath Index 2040 Master Portfolio	5.37%	2.89%	0.48%	11.22%
LifePath Index 2045 Master Portfolio	1.37%	0.51%	0.11%	2.88%
LifePath Index 2050 Master Portfolio	1.16%	0.20%	0.08%	2.44%
LifePath Index 2055 Master Portfolio	0.19%	0.01%	0.01%	0.39%

The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolio for all financial instruments.

Equity investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of each LifePath Index Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.

BLACKROCK FUNDS III	JUNE 30, 2012	87

Notes to Financial Statements (continued)	Master Investment Portfolio

Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the LifePath Index Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Dividend income is recorded on the ex-divided dates.

Each LifePath Index Master Portfolio records daily its proportionate share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Securities Lending: The LifePath Index Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the LifePath Index Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the LifePath Index Master Portfolio could experience delays and costs in gaining access to the collateral. A LifePath Index Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s US federal tax returns remains open for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment

88	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (concluded)	Master Investment Portfolio

advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The LifePath Index Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a LifePath Index Master Portfolio, invest cash collateral received by the LifePath Index Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Index Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The share of income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated in the Statements of Operations. For the six months ended June 30, 2012, BTC received securities lending agent fees related to securities lending activities for the LifePath Index Master Portfolios as follows:

LifePath Index Retirement Master Portfolio	$35
LifePath Index 2020 Master Portfolio	$447
LifePath Index 2030 Master Portfolio	$262
LifePath Index 2040 Master Portfolio	$126
LifePath Index 2045 Master Portfolio	$0	[1]
LifePath Index 2050 Master Portfolio	$6

[1]	Rounds to less than $1.

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were as follows:

	Purchases	Sales
LifePath Index Retirement Master Portfolio	$183,517,397	$6,612,709
LifePath Index 2020 Master Portfolio	$241,396,015	$14,594,166
LifePath Index 2025 Master Portfolio	$90,910,171	$6,025,337
LifePath Index 2030 Master Portfolio	$176,499,203	$16,722,677
LifePath Index 2035 Master Portfolio	$60,246,922	$6,168,732
LifePath Index 2040 Master Portfolio	$89,593,663	$11,200,120
LifePath Index 2045 Master Portfolio	$19,871,314	$2,603,712
LifePath Index 2050 Master Portfolio	$16,342,780	$2,865,481
LifePath Index 2055 Master Portfolio	$1,635,710	$1,099,424

4. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the LifePath Index Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2012	89

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, with respect to the Master Fund’s series, including LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three-, five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmarks, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, and the investment

90	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

performance of each Portfolio as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature,

extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing Master Portfolio performance and each Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Master Portfolio’s investment results correspond directly to the investment results of the applicable Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive

BLACKROCK FUNDS III	JUNE 30, 2012	91

Disclosure of Investment Advisory Agreement (continued)

analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to funds in the Portfolio’s applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that, in general, each of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio and LifePath Index 2045 Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Customized Lipper Peer Group in the since-inception period reported. Based on its discussions with BlackRock and the Board’s review of each Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that each Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance.

The Board noted that each of LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio performed below the median of its Customized Lipper Peer Group in the since-inception period reported. Based on its discussions with BlackRock and the Board’s review of each Portfolio’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that each Portfolio’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of the Portfolio’s relative performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. It also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Master Portfolio and Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Master Portfolio’s/Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the corresponding Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, each Master Portfolio’s/Portfolio’s total operating expenses as a percentage of the corresponding Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps. The Board also considered the

92	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (concluded)

extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2012	93

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Trustee of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as secretary of the Trust/MIP and Benjamin Archibald became secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust Company, N.A.

San Francisco, CA 94105

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

94	BLACKROCK FUNDS III	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Portfolio/Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolio/Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Portfolio/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2012	95

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

96	BLACKROCK FUNDS III	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Flexible Equity Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	JUNE 30, 2012	97

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LPindex-6/12-SAR

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds III

▶	BlackRock Cash Funds: Government

▶	BlackRock Cash Funds: Institutional

▶	BlackRock Cash Funds: Prime

▶	BlackRock Cash Funds: Treasury

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 6-month period ended June 30, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended June 30, 2012. During the period, the FOMC reaffirmed its intention to keep short-term interest rates low through 2014. Long-term interest rates also remained low with the help of the FOMC’s stimulus program known as “Operation Twist.” The program, which was first instituted in September 2011 and originally set to expire at the end of June 2012, entailed the selling of $400 billion of short-term US Treasury securities while simultaneously purchasing an equal amount of longer-dated Treasury bonds in order to extend the average duration of the US Treasury security portfolio. In June, the FOMC announced the extension of the program through the end of 2012 with plans to swap maturities on an additional $267 billion of Treasury securities by the end of the year. In the weeks leading up to the FOMC’s June policy meeting, many investors speculated that an extension of Operation Twist might be accompanied by an outright purchase of agency mortgage-backed securities (“MBS”), which would effectively expand the US Federal Reserve’s balance sheet. This was not the case, however, as the FOMC committed only to reinvesting principal payments from its existing agency MBS holdings for the time being.

As primary market dealers are obligated to participate in the FOMC’s policy programs, Operation Twist has resulted in many dealers being forced to retain short-dated Treasury securities sold by the Federal Reserve on their balance sheets, driving up funding costs for these positions. Dealers have relied upon overnight repurchase agreements (“repos”) in order to finance the Treasury securities, to the benefit of short-term investors who have seen repo rates nearly double this year. It follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.073% through the first six months of 2012 after averaging only 0.012% for the prior six months.

On the heels of a successful long-term refinancing operation (“LTRO”) in December, the European Central Bank (“ECB”) offered euro-zone banks a second round of unlimited three-year loans in February. In addition, the ECB recently enhanced the program by relaxing collateral requirements and extending loan terms. The program was met with strong demand and has undoubtedly strengthened liquidity in the bank funding market; however, there is some debate as to whether the program is working as the ECB intended. The central bank sought to increase private sector lending, but European banks have been reluctant to make loans in the fragile economic environment. Instead, the banks have grown their deposits in the ECB’s overnight deposit facility, which in the aggregate reached nearly 800 billion euros during the period.

During the period, Moody’s Investors Services (“Moody’s”) rating agency reviewed seventeen global banks and securities firms with capital markets operations. As the agency provided a host of guidance at the onset of the review in February, financial markets had sufficient time to price in the anticipated downgrades before the review was completed in June and Moody’s announced the results, which were largely in line with expectations.

In the six months ended June 30, 2012, US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 12 basis points from the start of the year to 0.461% at the end of June.

In the short-term tax-exempt market, while remaining low overall from a historical perspective, yields rose steadily in the months leading up to the April 15th tax filing deadline, and fell slightly though the month of June due to strong cash inflows resulting from coupon payment reinvestment activity. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand note (“VRDN”) securities (as calculated by Municipal Market Data), opened the year at 0.07%, reached a high of 0.26% on April 18th and fell to 0.18% as of June 30, 2012.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low from a historical perspective, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and also allowed the dealer community to maintain yields on VRDNs that continue to attract buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Nevertheless, municipalities began their annual issuance of one-year, fixed-rate notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.20% as of June 30, 2012, representing only a nominal premium for the extension risk over VRDNs.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	JUNE 30, 2012

Fund Information as of June 30, 2012	BlackRock Funds III

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.12%	0.12%
Institutional	0.22%	0.22%
Select	0.14%	0.14%
SL Agency	0.25%	0.25%
Trust	0.00%	0.00%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.19%	0.19%
Institutional	0.21%	0.21%
Premium	0.16%	0.16%
Select	0.13%	0.13%
SL Agency	0.24%	0.24%
Trust	0.00%	0.00%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.03%	0.03%
Institutional	0.04%	0.04%
Select	0.00%	0.00%
SL Agency	0.07%	0.07%
Trust	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2012	5

Disclosure of Expenses	BlackRock Funds III

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Cash Funds: Government
Select	$1,000.00	$1,000.00	$0.70	$1,000.00	$1,024.17	$0.70	0.14%
Trust	$1,000.00	$1,000.00	$0.75	$1,000.00	$1,024.12	$0.75	0.15%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.60	$1.09	$1,000.00	$1,023.77	$1.11	0.22%
Institutional	$1,000.00	$1,001.10	$0.60	$1,000.00	$1,024.27	$0.60	0.12%
Select	$1,000.00	$1,000.70	$0.99	$1,000.00	$1,023.87	$1.01	0.20%
SL Agency	$1,000.00	$1,001.20	$0.45	$1,000.00	$1,024.42	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$1.64	$1,000.00	$1,023.22	$1.66	0.33%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.90	$0.70	$1,000.00	$1,024.17	$0.70	0.14%
Institutional	$1,000.00	$1,001.00	$0.60	$1,000.00	$1,024.27	$0.60	0.12%
Premium	$1,000.00	$1,000.70	$0.85	$1,000.00	$1,024.02	$0.86	0.17%
Select	$1,000.00	$1,000.60	$0.99	$1,000.00	$1,023.87	$1.01	0.20%
SL Agency	$1,000.00	$1,001.10	$0.45	$1,000.00	$1,024.42	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$1.59	$1,000.00	$1,023.27	$1.61	0.32%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.27	$0.60	0.12%
Institutional	$1,000.00	$1,000.10	$0.55	$1,000.00	$1,024.32	$0.55	0.11%
Select	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.22	$0.65	0.13%
SL Agency	$1,000.00	$1,000.20	$0.45	$1,000.00	$1,024.42	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.22	$0.65	0.13%

[1]

For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each Fund invest significantly in the corresponding master portfolios, the expense examples reflect the net expenses of both the Fund and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

6	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	BlackRock Funds III

June 30, 2012 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$6,129,162	$37,067,238,806	$8,839,525,303	$1,650,070,244
Capital shares sold receivable	2	438	8,194	—
Receivable from administrator	428	—	—	—

Total assets	6,129,592	37,067,239,244	8,839,533,497	1,650,070,244

Liabilities
Income dividends payable	—	4,736,171	1,322,877	81,138
Administration fees payable	—	641,041	383,244	24,838
Contributions payable to the Master Portfolio	2	438	8,194	—
Service fees payable — Aon Captives	—	618	—	—
Professional fees payable	7,111	7,113	7,113	7,113

Total liabilities	7,113	5,385,381	1,721,428	113,089

Net Assets	$6,122,479	$37,061,853,863	$8,837,812,069	$1,649,957,155

Net Assets Consist of
Paid-in capital	$6,122,474	$37,060,204,934	$8,838,774,992	$1,649,937,888
Accumulated net realized gain (loss)	5	1,648,929	(962,923)	19,267

Net Assets	$6,122,479	$37,061,853,863	$8,837,812,069	$1,649,957,155

[1] Investments at cost	$6,129,162	$37,067,238,806	$8,839,525,303	$1,650,070,244

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”).

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	7

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

June 30, 2012 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Net Asset Value
Aon Captives
Net Assets	—	$7,543,104	—	—

Shares outstanding[3]	—	7,541,790	—	—

Net asset value	—	$1.00	—	—

Capital
Net Assets	—	—	$723,762,173	$98,620,833

Shares outstanding[3]	—	—	723,840,157	98,625,635

Net asset value	—	—	$1.00	$1.00

Institutional
Net Assets	—	$898,916,161	$2,007,916,080	$6,319,056

Shares outstanding[3]	—	898,793,386	2,008,336,597	6,321,431

Net asset value	—	$1.00	$1.00	$1.00

Premium
Net Assets	—	—	$2,329,986,284	—

Shares outstanding[3]	—	—	2,330,068,176	—

Net asset value	—	—	$1.00	—

Select
Net Assets	$4,754,328	$14,276,788	$6,741,457	$17,813,055

Shares outstanding[3]	4,754,315	14,277,013	6,741,699	17,816,524

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency
Net Assets	—	$36,134,817,298	$3,747,546,099	$1,507,597,688

Shares outstanding[3]	—	36,134,622,250	3,748,033,474	1,507,566,266

Net asset value	—	$1.00	$1.00	$1.00

Trust
Net Assets	$1,368,151	$6,300,512	$21,859,976	$19,606,523

Shares outstanding[3]	1,368,159	6,301,281	21,863,266	19,608,034

Net asset value	$1.00	$1.00	$1.00	$1.00

[3]	Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Operations	BlackRock Funds III

Six Months Ended June 30, 2012 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Income	$7,117	$58,452,007	$14,737,196	$617,438
Expenses	(14,503)	(17,701,177)	(4,678,264)	(481,825)
Fees waived	11,136	5,453,996	1,451,794	157,634

Total income	3,750	46,204,826	11,510,726	293,247

Expenses
Administration — class specific	9,018	3,700,139	2,178,939	146,486
Service — Aon Captives	—	3,895	—	—
Professional	6,922	6,922	6,922	6,922

Total expenses	15,940	3,710,956	2,185,861	153,408
Less fees waived by administrator — class specific	(5,312)	(6,838)	(23,835)	(50,345)
Less fees reimbursed by administrator	(6,922)	(6,922)	(6,922)	(6,922)

Total expenses after fees waived	3,706	3,697,196	2,155,104	96,141

Net investment income	44	42,507,630	9,355,622	197,106

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	898,604	529,018	10,756

Net Increase in Net Assets Resulting from Operations	$44	$43,406,234	$9,884,640	$207,862

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	9

Statements of Changes in Net Assets	BlackRock Funds III

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$44	$76,766	$42,507,630	$52,806,655
Net realized gain	—	—	898,604	1,739,894

Net increase in net assets resulting from operations	44	76,766	43,406,234	54,546,549

Dividends and Distributions to Shareholders From
Net investment income:
Aon Captives	—	—	(4,430)	(11,185)
Institutional	—	(879)	(1,208,832)	(1,993,214)
Select	(44)	(133)	(16,265)	(21,870)
SL Agency	—	(75,750)	(41,278,102)	(50,780,386)
Trust	—	(4)	(1)	—
Net realized gain:
Aon Captives	—	—	—	(569)
Institutional	—	—	—	(107,118)
Select	(47)	(2,045)	—	(1,564)
SL Agency	—	—	—	(1,794,681)
Trust	(13)	(355)	—	(751)

Decrease in net assets resulting from dividends to shareholders	(104)	(79,166)	(42,507,630)	(54,711,338)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,220,629)	(16,112,757)	9,091,208,413	8,857,754,718

Net Assets
Total increase (decrease) in net assets	(4,220,689)	(16,115,157)	9,092,107,017	8,857,589,929
Beginning of period	10,343,168	26,458,325	27,969,746,846	19,112,156,917

End of period	$6,122,479	$10,343,168	$37,061,853,863	$27,969,746,846

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$9,355,622	$15,624,534	$197,106	$235,732
Net realized gain	529,018	1,500,843	10,756	19,669

Net increase in net assets resulting from operations	9,884,640	17,125,377	207,862	255,401

Dividends and Distributions to Shareholders From
Net investment income:
Capital	(433,930)	(870,399)	(993)	(1,304)
Institutional	(2,888,182)	(5,027,475)	(621)	(3,362)
Premium	(1,154,838)	(2,034,580)	—	—
Select	(33,916)	(65,381)	—	—
SL Agency	(4,844,754)	(7,626,699)	(195,492)	(231,066)
Trust	(2)	—	—	—
Net realized gain:
Capital	—	—	—	(5,607)
Institutional	—	—	—	(2,525)
Select	—	—	—	(3,953)
SL Agency	—	—	—	(233,923)
Trust	—	—	—	(5,751)

Decrease in net assets resulting from dividends to shareholders	(9,355,622)	(15,624,534)	(197,106)	(487,491)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(292,428,327)	(6,805,294)	903,054,542	(988,554,001)

Net Assets
Total increase (decrease) in net assets	(291,899,309)	(5,304,451)	903,065,298	(988,786,091)
Beginning of period	9,129,711,378	9,135,015,829	746,891,857	1,735,677,948

End of period	$8,837,812,069	$9,129,711,378	$1,649,957,155	$746,891,857

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	11

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009	0.0200	0.0500
Dividends from net investment income	(0.0001)		(0.0008)	(0.0009)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.01%	[3]	0.09%	0.09%	1.96%	5.15%

Ratios to Average Net Assets[4]
Total expenses	0.13%	[5,6]	0.19%	0.15%	0.16%	0.18%

Total expenses after fees waived	0.11%	[5,6]	0.11%	0.08%	0.10%	0.12%

Net investment income	0.05%	[5,6]	0.09%	0.11%	0.29%	4.67%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$5,663	$10,496	$1,594,728	$3,031

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011 and during the six months ended June 30, 2012.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0002		0.0003	0.0008	0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0002)		(0.0003)	(0.0008)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.02%		0.03%	0.08%	1.89%	5.06%

Ratios to Average Net Assets[3]
Total expenses	0.35%	[4,5]	0.30%	[6]	0.29%	0.25%	0.23%	0.28%

Total expenses after fees waived	0.14%	[4,5]	0.10%	[6]	0.13%	0.09%	0.07%	0.20%

Net investment income	0.00%	[4,5]	0.00%	[6]	0.03%	0.08%	0.82%	5.03%

Supplemental Data
Net assets, end of period (000)	$4,754		$8,973		$17,263	$69,139	$81,424	$14,269

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.22%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Period January 1, 2011 to December 14, 2011[1]		Period January 1, 2010 to March 14, 2010[2]		Period February 4, 2009[3] to December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0002		0.0002		0.0009
Dividends from net investment income	(0.0002)		(0.0002)		(0.0009)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[4,5]
Based on net asset value	0.02%		0.02%		0.09%

Ratios to Average Net Assets[6,7]
Total expenses	0.10%	[8]	0.12%		0.12%

Total expenses after fees waived	0.09%	[8]	0.02%		0.07%

Net investment income	0.08%	[8]	0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$—	[2]	$563,288

[1]	There were no SL Agency Shares outstanding from March 31, 2011 through December 1, 2011, from December 15, 2011 through December 31, 2011 and during the six months ended June 30, 2012.

[2]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[3]	Commencement of operations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0000		0.0002		0.0002	0.0008		0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0002)		(0.0002)	(0.0008)		(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.02%		0.02%	0.08%		1.69%	4.80%

Ratios to Average Net Assets[3]
Total expenses	0.60%	[4,5]	0.54%	[6]	0.53%	0.48%	[7]	0.47%	0.51%

Total expenses after fees waived	0.15%	[4,5]	0.10%	[6]	0.15%	0.09%		0.07%	0.45%

Net investment income	0.00%	[4,5]	0.00%	[6]	0.03%	0.08%		0.16%	4.78%

Supplemental Data
Net assets, end of period (000)	$1,368		$1,370		$3,532	$13,462		$12,380	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.23%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

[7]	Ratio revised to reflect exclusion of fees waived.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	15

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0006		0.0008		0.0012	0.0033	0.0300	0.0500
Dividends from net investment income	(0.0006)		(0.0008)		(0.0012)	(0.0033)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.06%	[2]	0.08%		0.12%	0.33%	2.74%	5.26%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4,5]	0.22%	[5]	0.25%	0.25%	0.26%	0.26%

Total expenses after fees waived	0.22%	[4,5]	0.22%	[5]	0.22%	0.22%	0.23%	0.21%

Net investment income	0.11%	[4,5]	0.07%	[5]	0.11%	0.35%	2.67%	5.12%

Supplemental Data
Net assets, end of period (000)	$7,543		$9,167		$59,237	$72,949	$97,273	$90,192

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009	Period February 28, 2008[2] to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0018		0.0041	0.0200
Dividends from net investment income	(0.0018)		(0.0041)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.18%	[4]	0.41%	2.14%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6]	0.17%	0.19%	[6]

Total expenses after fees waived	0.14%	[6]	0.14%	0.14%	[6]

Net investment income	0.18%	[6]	0.33%	2.57%	[6]

Supplemental Data
Net assets, end of period (000)	$—	[1]	$277,382	$101

[1]	There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011 and the six months ended June 30, 2012.

[2]	Commencement of operations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0011		0.0018		0.0022	0.0043	0.0300	0.0500
Dividends from net investment income	(0.0011)		(0.0018)		(0.0022)	(0.0043)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.11%	[2]	0.18%		0.22%	0.43%	2.85%	5.36%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4,5]	0.12%	[5]	0.15%	0.15%	0.15%	0.16%

Total expenses after fees waived	0.12%	[4,5]	0.12%	[5]	0.12%	0.12%	0.12%	0.11%

Net investment income	0.21%	[4,5]	0.17%	[5]	0.22%	0.78%	2.65%	5.25%

Supplemental Data
Net assets, end of period (000)	$898,916		$1,089,872		$1,076,268	$973,221	$20,223,437	$6,653,737

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period January 1, 2010 to November 11, 2010[1]		Year Ended December 31,
			2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0003		0.0038	0.0300	0.0500
Dividends from net investment income	(0.0003)		(0.0038)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.38%	2.80%	5.31%

Ratios to Average Net Assets[4]
Total expenses	0.20%	[5]	0.20%	0.21%	0.21%

Total expenses after fees waived	0.17%	[5]	0.17%	0.18%	0.16%

Net investment income	0.10%	[5]	0.48%	2.79%	5.21%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$97,513	$1,021,216	$746,582

[1]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011 and the six months ended June 30, 2012.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007		0.0010		0.0014	0.0035	0.0300	0.0500
Dividends from net investment income	(0.0007)		(0.0010)		(0.0014)	(0.0035)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.07%	[2]	0.10%		0.14%	0.35%	2.76%	5.26%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4,5]	0.22%	[5]	0.25%	0.23%	0.28%	0.25%

Total expenses after fees waived	0.20%	[4,5]	0.20%	[5]	0.20%	0.20%	0.23%	0.20%

Net investment income	0.13%	[4,5]	0.09%	[5]	0.13%	0.57%	2.05%	5.11%

Supplemental Data
Net assets, end of period (000)	$14,277		$44,788		$29,944	$23,204	$10,014	$4,807

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
			2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0012		0.0021		0.0025	0.0035
Dividends from net investment income	(0.0012)		(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.12%	[3]	0.21%		0.25%	0.36%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5,6]	0.09%	[6]	0.12%	0.12%	[5]

Total expenses after fees waived	0.09%	[5,6]	0.09%	[6]	0.09%	0.09%	[5]

Net investment income	0.24%	[5,6]	0.20%	[6]	0.24%	0.38%	[5]

Supplemental Data
Net assets, end of period (000)	$36,134,817		$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	21

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0001		0.0001	0.0018	0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0001)		(0.0001)	(0.0018)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.01%		0.01%	0.18%	2.51%	5.01%

Ratios to Average Net Assets[3]
Total expenses	0.45%	[4,5]	0.45%	[5]	0.48%	0.48%	0.49%	0.48%

Total expenses after fees waived	0.33%	[4,5]	0.29%	[5]	0.31%	0.40%	0.46%	0.43%

Net investment income	0.00%	[4,5]	0.00%	[5]	0.01%	0.22%	2.50%	4.93%

Supplemental Data
Net assets, end of period (000)	$6,301		$10,640		$7,776	$19,713	$76,334	$85,774

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,				Period February 28, 2008[1] to December 31, 2008
			2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0009		0.0014		0.0018	0.0030	0.0200
Dividends from net investment income	(0.0009)		(0.0014)		(0.0018)	(0.0030)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.09%	[3]	0.14%		0.18%	0.30%	2.13%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.14%	[5,6]	0.14%	[6]	0.17%	0.19%	0.21%	[5]

Total expenses after fees waived	0.14%	[5,6]	0.14%	[6]	0.14%	0.16%	0.15%	[5]

Net investment income	0.18%	[5,6]	0.15%	[6]	0.17%	0.27%	2.23%	[5]

Supplemental Data
Net assets, end of period (000)	$723,762		$456,657		$517,988	$673,375	$226,487

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0010		0.0016		0.0020	0.0032	0.0300	0.0500
Dividends from net investment income	(0.0010)		(0.0016)		(0.0020)	(0.0032)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.10%	[2]	0.16%		0.20%	0.32%	2.83%	5.32%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4,5]	0.12%	[5]	0.15%	0.17%	0.15%	0.15%

Total expenses after fees waived	0.12%	[4,5]	0.12%	[5]	0.12%	0.14%	0.11%	0.12%

Net investment income	0.20%	[4,5]	0.16%	[5]	0.20%	0.39%	2.80%	5.19%

Supplemental Data
Net assets, end of period (000)	$2,007,916		$2,282,923		$3,570,577	$3,014,591	$10,812,890	$8,363,790

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007		0.0011		0.0015	0.0027	0.0270	0.0500
Dividends from net investment income	(0.0007)		(0.0011)		(0.0015)	(0.0027)	(0.0270)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.07%	[2]	0.11%		0.15%	0.27%	2.78%	5.27%

Ratios to Average Net Assets[3]
Total expenses	0.17%	[4,5]	0.17%	[5]	0.20%	0.23%	0.21%	0.20%

Total expenses after fees waived	0.17%	[4,5]	0.17%	[5]	0.17%	0.20%	0.17%	0.17%

Net investment income	0.15%	[4,5]	0.11%	[5]	0.14%	0.34%	2.60%	5.14%

Supplemental Data
Net assets, end of period (000)	$2,329,986		$1,460,178		$1,232,743	$1,817,088	$4,304,633	$1,795,477

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0006		0.0008		0.0012	0.0024	0.0280	0.0500
Dividends from net investment income	(0.0006)		(0.0008)		(0.0012)	(0.0024)	(0.0280)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.06%	[2]	0.09%		0.12%	0.24%	2.75%	5.24%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4,5]	0.22%	[5]	0.25%	0.27%	0.25%	0.25%

Total expenses after fees waived	0.20%	[4,5]	0.20%	[5]	0.20%	0.22%	0.18%	0.20%

Net investment income	0.12%	[4,5]	0.08%	[5]	0.12%	0.24%	2.95%	5.06%

Supplemental Data
Net assets, end of period (000)	$6,741		$69,779		$80,614	$73,810	$143,150	$268,352

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
			2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0011		0.0019		0.0023	0.0028
Dividends from net investment income	(0.0011)		(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.11%	[3]	0.19%		0.23%	0.28%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5,6]	0.09%	[6]	0.12%	0.14%	[5]

Total expenses after fees waived	0.09%	[5,6]	0.09%	[6]	0.09%	0.11%	[5]

Net investment income	0.23%	[5,6]	0.19%	[6]	0.22%	0.31%	[5]

Supplemental Data
Net assets, end of period (000)	$3,747,546		$4,830,517		$3,696,051	$5,860,881

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	27

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0000		0.0001	0.0011	0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0000)		(0.0001)	(0.0011)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.00%		0.01%	0.11%	2.49%	4.98%

Ratios to Average Net Assets[3]
Total expenses	0.45%	[4,5]	0.45%	[5]	0.48%	0.51%	0.52%	0.48%

Total expenses after fees waived	0.32%	[4,5]	0.28%	[5]	0.29%	0.36%	0.48%	0.45%

Net investment income	0.00%	[4,5]	0.00%	[5]	0.01%	0.09%	1.34%	4.89%

Supplemental Data
Net assets, end of period (000)	$21,860		$29,657		$37,044	$96,349	$3,370	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,				Period February 28, 2008[1] to December 31, 2008
			2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000		0.0004		0.0007	0.0008	0.0100
Dividends from net investment income	(0.0000)		(0.0004)		(0.0007)	(0.0008)	(0.0100)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.00%	[3]	0.04%		0.07%	0.08%	1.12%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.14%	[5,6]	0.14%	[7]	0.17%	0.17%	0.19%	[5]

Total expenses after fees waived	0.12%	[5,6]	0.10%	[7]	0.12%	0.08%	0.05%	[5]

Net investment income	0.01%	[5,6]	0.01%	[7]	0.06%	0.07%	0.37%	[5]

Supplemental Data
Net assets, end of period (000)	$98,621		$18,370		$139,657	$32,419	$44,698

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001		0.0004		0.0009	0.0008	0.0200	0.0500
Dividends from net investment income	(0.0001)		(0.0004)		(0.0009)	(0.0008)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.01%	[2]	0.04%		0.09%	0.08%	1.61%	4.95%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4,5]	0.12%	[6]	0.16%	0.12%	0.15%	0.18%

Total expenses after fees waived	0.11%	[4,5]	0.11%	[6]	0.11%	0.04%	0.04%	0.04%

Net investment income	0.02%	[4,5]	0.03%	[6]	0.08%	0.09%	0.39%	4.74%

Supplemental Data
Net assets, end of period (000)	$6,319		$8,941		$124,791	$30,011	$1,305,944	$131,190

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period January 1, 2010 to July 26, 2010[1]		Year Ended December 31,
			2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0003		0.0007	0.0200	0.0500	0.0500
Dividends from net investment income	(0.0003)		(0.0007)	(0.0200)	(0.0500)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.08%	1.57%	4.90%	4.99%

Ratios to Average Net Assets[4]
Total expenses	0.20%	[5]	0.19%	0.20%	0.23%	0.23%

Total expenses after fees waived	0.11%	[5]	0.08%	0.07%	0.09%	0.05%

Net investment income	0.05%	[5]	0.09%	1.17%	4.44%	4.61%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$2,542	$65,095	$61,513	$2,112

[1]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011 and the six months ended June 30, 2012.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0003		0.0003	0.0007	0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0003)		(0.0003)	(0.0007)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.03%		0.03%	0.08%	1.55%	4.86%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4,5]	0.21%	[6]	0.25%	0.25%	0.25%	0.27%

Total expenses after fees waived	0.13%	[4,5]	0.08%	[6]	0.12%	0.08%	0.09%	0.10%

Net investment income	0.00%	[4,5]	0.00%	[6]	0.04%	0.08%	0.92%	5.06%

Supplemental Data
Net assets, end of period (000)	$17,813		$13,119		$288	$4,815	$24,340	$10,050

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
			2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0002		0.0005		0.0011	0.0008
Dividends from net investment income	(0.0002)		(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.02%	[3]	0.05%		0.12%	0.09%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5,6]	0.09%	[7]	0.13%	0.12%	[5]

Total expenses after fees waived	0.09%	[5,6]	0.08%	[7]	0.08%	0.07%	[5]

Net investment income	0.04%	[5,6]	0.03%	[7]	0.11%	0.08%	[5]

Supplemental Data
Net assets, end of period (000)	$1,507,598		$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	33

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0003		0.0002	0.0007	0.0100	0.0500
Dividends from net investment income	(0.0000)		(0.0003)		(0.0002)	(0.0007)	(0.0100)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	[2]	0.03%		0.02%	0.08%	1.45%	4.61%

Ratios to Average Net Assets[3]
Total expenses	0.45%	[4,5]	0.45%	[6]	0.48%	0.47%	0.47%	0.51%

Total expenses after fess waived	0.13%	[4,5]	0.10%	[6]	0.16%	0.08%	0.01%	0.36%

Net investment income	0.00%	[4,5]	0.00%	[6]	0.02%	0.08%	0.05%	4.65%

Supplemental Data
Net assets, end of period (000)	$19,607		$23,597		$12,999	$55,618	$94,654	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at June 30, 2012 was 100% for Government, 98.52% for Institutional, 86.65% for Prime and 67.92% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees to which the classes are subject. The Aon Captives shares are also subject to service fees. The Aon Captives shares have exclusive voting rights with respect to matters relating to their shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund’s policy is to fair value its financial instruments at market value. Each Fund records its investment in its corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BTC is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Government		Institutional	Prime	Treasury
Aon Captives	N/A		0.05%	N/A	N/A
Capital	N/A		0.07%*	0.07%	0.07%
Institutional	0.05	%*	0.05%	0.05%	0.05%
Premium	N/A		0.10%*	0.10%	0.10%*
Select	0.15%		0.15%	0.15%	0.15%
SL Agency	0.02	%*	0.02%	0.02%	0.02%
Trust	0.38%		0.38%	0.38%	0.38%

*	There were no shares outstanding as of June 30, 2012.

BLACKROCK FUNDS III	JUNE 30, 2012	35

Notes to Financial Statements (continued)	BlackRock Funds III

For the six months ended June 30, 2012, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$1,948	N/A	N/A
Capital	N/A	—	$169,267	$9,002
Institutional	—	$284,148	$722,450	$1,739
Premium	N/A	—	$769,483	—
Select	$6,374	$18,640	$43,032	$10,531
SL Agency	—	$3,381,296	$421,982	$87,161
Trust	$2,644	$14,107	$52,725	$38,053

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

BTC contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2013. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trusts’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2013. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BTC has voluntarily agreed to waive administration fees to enable each Fund to maintain a minimum daily net investment income dividend. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BTC may discontinue the waiver at any time.

For the six months ended June 30, 2012, BTC waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	—	N/A	N/A
Capital	N/A	—	—	$2,738
Institutional	—	—	—	$391
Premium	N/A	—	—	—
Select	$3,206	$2,485	$5,737	$6,242
SL Agency	—	—	—	$8,631
Trust	$2,106	$4,353	$18,098	$32,343

As of June 30, 2012, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BTC, or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Shareholder Servicing Plan:

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing service fees with respect to Aon Captive Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captive Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares and SL Agency Shares of Institutional do not pay any fees for shareholder servicing. The fees paid to BRIL by Institutional are shown as Service — Aon Captives Shares in the Statements of Operations.

4. Income Tax Information:

As of December 31, 2011, Prime had a capital loss carryforward of $1,491,941, all of which is due to expire December 31, 2016.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

Government	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Institutional
Shares sold	—	21,120,001
Shares issued in reinvestment of dividends	—	2,431
Shares redeemed	—	(26,782,985)

Net decrease	—	(5,660,553)

Select
Shares sold	20,298,304	33,208,234
Shares issued in reinvestment of dividends	91	2,334
Shares redeemed	(24,517,394)	(41,500,352)

Net decrease	(4,218,999)	(8,289,784)

SL Agency
Shares sold	—	1,293,402,500
Shares issued in reinvestment of dividends	—	15,152
Shares redeemed	—	(1,293,417,652)

Net increase	—	—

Trust
Shares sold	380,689	4,032,425
Shares issued in reinvestment of dividends	13	360
Shares redeemed	(382,332)	(6,195,205)

Net decrease	(1,630)	(2,162,420)

Total Net Decrease	(4,220,629)	(16,112,757)

36	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (concluded)	BlackRock Funds III

Institutional	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Aon Captives
Shares sold	2,803	5,656,829
Shares issued in reinvestment of dividends	1,063	8,216
Shares redeemed	(1,628,258)	(55,734,990)

Net decrease	(1,624,392)	(50,069,945)

Capital
Shares sold	—	7,500
Shares redeemed	—	(7,500)

Net increase	—	—

Institutional
Shares sold	6,364,775,475	8,651,733,281
Shares issued in reinvestment of dividends	811,787	1,360,520
Shares redeemed	(6,556,571,594)	(8,639,461,080)

Net increase (decrease)	(190,984,332)	13,632,721

Select
Shares sold	67,672,187	80,468,223
Shares issued in reinvestment of dividends	19,897	23,644
Shares redeemed	(98,204,003)	(65,647,366)

Net increase (decrease)	(30,511,919)	14,844,501

SL Agency
Shares sold	48,275,273,552	82,420,167,190
Shares issued in reinvestment of dividends	8,561	11,044
Shares redeemed	(38,956,612,961)	(73,543,695,298)

Net increase	9,318,669,152	8,876,482,936

Trust
Shares sold	5,038,246	43,919,299
Shares issued in reinvestment of dividends	235	807
Shares redeemed	(9,378,577)	(41,055,601)

Net increase (decrease)	(4,340,096)	2,864,505

Total Net Increase	9,091,208,413	8,857,754,718

Prime
Capital
Shares sold	4,517,031,727	5,397,811,345
Shares issued in reinvestment of dividends	286,133	759,435
Shares redeemed	(4,250,238,684)	(5,459,756,950)

Net increase (decrease)	267,079,176	(61,186,170)

Institutional
Shares sold	11,674,178,781	22,608,075,380
Shares issued in reinvestment of dividends	1,260,424	2,201,956
Shares redeemed	(11,950,619,105)	(23,900,189,738)

Net decrease	(275,179,900)	(1,289,912,402)

Premium
Shares sold	9,787,777,048	23,934,752,476
Shares issued in reinvestment of dividends	626,897	1,206,416
Shares redeemed	(8,918,680,882)	(23,709,664,413)

Net increase	869,723,063	226,294,479

Prime (concluded)	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Select
Shares sold	230,396,618	551,229,916
Shares issued in reinvestment of dividends	37,906	69,707
Shares redeemed	(293,496,199)	(562,087,435)

Net decrease	(63,061,675)	(10,787,812)

SL Agency
Shares sold	2,748,686,491	4,537,643,287
Shares redeemed	(3,831,876,465)	(3,401,487,734)

Net increase (decrease)	(1,083,189,974)	1,136,155,553

Trust
Shares sold	15,196,112	53,633,417
Shares redeemed	(22,995,129)	(61,002,359)

Net decrease	(7,799,017)	(7,368,942)

Total Net Decrease	(292,428,327)	(6,805,294)

Treasury
Capital
Shares sold	105,250,000	2,100,194
Shares issued in reinvestment of dividends	2,357	22,193
Shares redeemed	(25,001,722)	(123,404,434)

Net increase (decrease)	80,250,635	(121,282,047)

Institutional
Shares sold	—	96,047,245
Shares issued in reinvestment of dividends	1,258	12,399
Shares redeemed	(2,623,537)	(211,897,709)

Net decrease	(2,622,279)	(115,838,065)

Select
Shares sold	18,837,806	36,511,128
Shares issued in reinvestment of dividends	963	2,759
Shares redeemed	(14,144,585)	(23,679,366)

Net increase	4,694,184	12,834,521

SL Agency
Shares sold	16,654,704,042	33,009,840,675
Shares issued in reinvestment of dividends	6,028	5,372
Shares redeemed	(15,829,987,051)	(33,784,717,911)

Net increase (decrease)	824,723,019	(774,871,864)

Trust
Shares sold	14,865,333	37,454,464
Shares issued in reinvestment of dividends	1,620	4,391
Shares redeemed	(18,857,970)	(26,855,401)

Net increase (decrease)	(3,991,017)	10,603,454

Total Net Increase (Decrease)	903,054,542	(988,554,001)

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective July 1, 2012, BlackRock Advisors, LLC will replace BTC as the Funds’ administrator.

BLACKROCK FUNDS III	JUNE 30, 2012	37

Master Portfolio Information as of June 30, 2012	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	33%
Certificates of Deposit	19
U.S. Government Sponsored Agency Obligations	18
Repurchase Agreements	16
Time Deposits	6
U.S. Treasury Obligations	6
Corporate Notes	2

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	29%
Certificates of Deposit	22
Repurchase Agreements	21
U.S. Government Sponsored Agency Obligations	17
U.S. Treasury Obligations	5
Time Deposits	5
Corporate Notes	1

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	71%
U.S. Treasury Obligations	29

Total	100%

38	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments June 30, 2012 (Unaudited)	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,000,013, collateralized by U.S. Treasury obligations, 0.25%, due 4/30/14, par and fair value of $1,025,000 and $1,024,301, respectively)	$1,000	$1,000,000
Deutsche Bank Securities Inc., 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,000,017, collateralized by U.S. Treasury obligations, 2.00%, due 2/15/22, par and fair value of $972,800 and $1,020,066, respectively)	1,000	1,000,000
Goldman Sachs & Co., 0.18%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,000,015, collateralized by U.S. government obligations, 4.00%, due 4/01/42, par and fair value of $966,491 and $1,020,001, respectively)	1,000	1,000,000
HSBC Securities (USA) Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,131,014, collateralized by U.S. Treasury obligations, 4.38%, due 2/15/38, par and fair value of $845,000 and $1,154,199, respectively)	1,131	1,131,000
JPMorgan Securities LLC, 0.14%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,000,012, collateralized by U.S. Treasury obligations, 3.88%, due 8/15/40, par and fair value of $805,000 and $1,020,709, respectively)	1,000	1,000,000
Morgan Stanley & Co. LLC, 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $1,006,013, collateralized by U.S. Treasury obligations, 0.00%, due 6/27/13, par and fair value of $1,028,300 and $1,026,123, respectively)	1,006	1,006,000
Total Repurchase Agreements — 100.1%		6,137,000
Total Investments (Cost — $6,137,000*) — 100.1%		6,137,000
Liabilities in Excess of Other Assets — (0.1)%		(7,838)

Net Assets — 100.0%		$6,129,162

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$6,137,000	—	$6,137,000

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, cash in the amount of $625 would be categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	39

Schedule of Investments June 30, 2012 (Unaudited)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Euro
Mitsubishi UFJ Trust and Banking Corp., UK, 0.43%, 8/02/12	$300,000	$300,000,000
Mizuho Corporate Bank Ltd., London, 0.44%, 9/14/12	474,000	474,000,000
National Australia Bank Ltd., London (a):
0.47%, 12/20/12	300,000	300,000,000
0.45%, 1/16/13	212,000	212,000,000

		1,286,000,000
Yankee (b)
Bank of Montreal, Chicago:
0.21%, 8/29/12	150,000	150,000,000
0.20%, 8/29/12	150,000	150,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.37%, 7/11/12	400,000	400,000,000
0.35%, 7/12/12	4,600	4,600,000
Barclays Bank Plc, New York, 0.59%, 7/13/12	501,000	501,000,000
Canadian Imperial Bank of Commerce, New York, 0.33%, 1/02/13 (a)	553,015	553,015,000
Mizuho Corporate Bank Ltd., New York, 0.34%, 8/08/12	550,000	550,000,000
Natixis, New York, 0.48%, 8/01/12	828,000	828,000,000
Rabobank Nederland, New York:
0.61%, 8/07/12	250,000	250,000,000
0.61%, 8/08/12	500,000	500,000,000
0.65%, 4/24/13 (a)	285,500	285,500,000
0.62%, 5/09/13 (a)	225,000	225,000,000
Societe Generale NY, 0.51%, 8/03/12	853,000	853,000,000
Sumitomo Mitsui Banking Corp., New York:
0.40%, 9/10/12	490,000	490,000,000
0.39%, 9/12/12	580,000	580,000,000
Sumitomo Trust & Banking Co. Ltd., New York, 0.20%, 7/19/12	350,000	350,000,000
Svenska Handelsbanken, New York, 0.26%, 8/17/12	215,000	215,000,000
Westpac Banking Corp., New York, 0.34%, 1/04/13 (a)	99,000	99,000,000
Total Certificates of Deposit — 22.0%		8,270,115,000

Commercial Paper
Alpine Securitization Corp. (c):
0.21%, 7/10/12	100,000	99,994,750
0.22%, 7/18/12	170,000	169,982,339
Antalis US Funding Corp. (c):
0.47%, 7/24/12	1,000	999,700
0.58%, 8/02/12	580,100	579,800,926
ANZ National International Ltd., London (c):
0.52%, 8/03/12	200,000	199,904,667
0.52%, 8/07/12	100,000	99,946,556
Atlantis One Funding Corp. (c):
0.46%, 7/09/12	300,000	299,969,333
0.36%, 9/10/12	199,000	198,858,710
0.53%, 10/12/12	200,000	199,696,722
Barclays Bank Plc, US Collateralized CP Notes Series 2010-1, 0.35%, 8/09/12 (c)	250,000	249,905,208
Barton Capital Corp. (c):
0.43%, 7/06/12	150,000	149,991,042
0.52%, 8/01/12	100,000	99,955,222
0.53%, 8/02/12	250,000	249,882,222
Cancara Asset Securitisation Ltd., 0.40%, 7/19/12 (c)	150,000	149,970,000
Collateralized CP Co. LLC, 0.35%, 8/10/12 (c)	350,000	349,863,889
Commonwealth Bank of Australia (a):
0.32%, 9/19/12	250,000	250,000,000
0.38%, 1/14/13	380,000	380,000,000
DNB Bank ASA, 0.32%, 8/13/12 (c)	280,000	279,892,978

Commercial Paper	Par (000)	Value

Erste Abwicklungsanstalt (c):
0.38%, 8/21/12	$50,000	$49,973,083
0.44%, 9/25/12	50,000	49,947,444
0.48%, 10/24/12	100,000	99,846,667
0.48%, 10/26/12	100,000	99,844,000
0.52%, 11/26/12	50,000	49,893,111
0.60%, 1/22/13	50,000	49,829,167
0.60%, 2/11/13	100,000	99,625,000
0.64%, 2/21/13	50,000	49,791,111
0.65%, 2/28/13	150,000	149,344,583
HSBC Bank Plc, 0.51%, 11/28/12 (c)	390,000	389,171,250
Kells Funding LLC (c):
0.56%, 7/02/12	50,000	49,999,222
0.56%, 7/02/12	75,000	74,998,833
0.61%, 7/06/12	100,000	99,991,528
0.54%, 7/25/12	50,000	49,982,000
0.54%, 9/06/12	200,000	199,799,000
0.60%, 9/12/12	48,000	47,941,600
0.54%, 9/20/12	135,000	134,835,975
0.50%, 10/23/12	75,000	74,881,250
0.59%, 11/09/12	200,000	199,570,611
Matchpoint Master Trust, 0.45%, 8/03/12 (c)	135,000	134,944,313
Mont Blanc Capital Corp., 0.44%, 8/01/12 (c)	83,000	82,968,552
Nieuw Amsterdam Receivables Corp. (c):
0.45%, 7/10/12	50,000	49,994,375
0.45%, 7/11/12	50,000	49,993,750
Nordea North America Inc. (c):
0.61%, 8/07/12	161,600	161,498,686
0.26%, 8/16/12	435,000	434,858,262
NRW. BANK, 0.25%, 7/11/12 (c)	365,000	364,974,653
Oversea-Chinese Banking Corp. Ltd., 0.57%, 8/13/12 (c)	200,000	199,863,833
Royal Park Investments Funding Corp. (c):
0.70%, 7/09/12	150,000	149,976,667
0.70%, 7/16/12	41,000	40,988,042
0.70%, 7/24/12	100,000	99,955,278
0.90%, 8/31/12	13,000	12,980,175
Scaldis Capital LLC (c):
0.55%, 7/16/12	470,000	469,892,292
0.50%, 7/23/12	519,000	518,841,417
Starbird Funding Corp. (c):
0.45%, 7/06/12	180,000	179,988,750
0.45%, 7/10/12	95,000	94,989,313
Thames Asset Global Securitization No 1 Inc. (c):
0.50%, 7/02/12	124,976	124,974,264
0.45%, 7/11/12	138,000	137,982,750
0.48%, 7/18/12	73,005	72,988,452
Victory Receivables Corp. (c):
0.20%, 7/11/12	100,000	99,994,444
0.20%, 7/13/12	116,853	116,845,210
Westpac Banking Corp.:
0.48%, 7/10/12 (a)	350,000	350,000,000
0.50%, 8/01/12 (c)	50,000	49,978,472
0.50%, 8/03/12 (c)	75,000	74,965,625
Westpac Securities NZ Ltd.:
0.56%, 7/05/12 (c)	120,000	119,992,533
0.53%, 7/18/12 (c)	250,000	249,937,431
0.63%, 4/15/13 (a)	300,000	300,000,000
Windmill Funding Corp., 0.45%, 7/20/12 (c)	150,000	149,964,375
Total Commercial Paper — 29.0%		10,922,211,613

Corporate Notes
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (a)	250,725	250,725,000
Total Corporate Notes — 0.6%		250,725,000

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Time Deposits	Par (000)	Value

Bank of Nova Scotia, 0.11%, 7/02/12	$1,000,000	$1,000,000,000
Northern Trust Co. Ltd., 0.06%, 7/02/12	600,000	600,000,000
Svenska Handelsbanken AB, 0.10%, 7/02/12	200,000	200,000,000
Total Time Deposits — 4.8%		1,800,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae, 4.75%, 2/21/13	70,304	72,363,898
Fannie Mae Discount Notes (c):
0.12%, 8/27/12	200,000	199,962,000
0.12%, 9/04/12	50,000	49,989,167
Fannie Mae Variable Rate Notes (a):
0.27%, 8/23/12	200,000	200,005,914
0.32%, 1/10/13	250,000	249,973,373
0.38%, 5/17/13	304,000	303,917,792
0.21%, 11/08/13	170,000	169,930,124
0.22%, 6/20/14	425,000	424,833,438
Federal Farm Credit Banks Variable Rate Notes (a):
0.16%, 6/18/13	66,000	66,000,000
0.19%, 3/07/14	40,000	39,993,786
Federal Home Loan Bank:
0.24%, 9/20/12	250,000	250,053,080
1.75%, 12/14/12	81,700	82,273,533
0.17%, 1/24/13	44,910	44,910,562
0.16%, 1/25/13	144,000	143,960,238
0.13%, 2/01/13	200,000	199,944,478
0.17%, 2/06/13	294,500	294,494,689
0.16%, 2/06/13	200,000	199,984,682
0.17%, 2/13/13	100,000	99,998,208
0.23%, 5/17/13	120,000	119,986,075
0.24%, 5/21/13	100,000	99,987,470
0.23%, 5/29/13	50,000	49,989,417
Federal Home Loan Bank Discount Notes (c):
0.16%, 11/02/12	125,000	124,932,188
0.14%, 11/30/12	175,000	174,894,444
0.21%, 5/21/13	100,000	99,811,000
Federal Home Loan Bank Variable Rate Notes (a):
0.20%, 4/12/13	114,500	114,486,589
0.32%, 7/08/13	50,000	50,000,000
Freddie Mac Discount Notes (c):
0.12%, 7/24/12	200,000	199,984,667
0.17%, 9/18/12	250,000	249,906,736
0.12%, 10/11/12	325,000	324,889,500
0.14%, 12/03/12	150,000	149,906,354
Freddie Mac Variable Rate Notes (a):
0.20%, 3/21/13	270,040	269,961,440
0.38%, 9/03/13	227,900	227,845,954
0.18%, 9/13/13	884,785	884,139,935
0.21%, 11/04/13	309,000	308,958,582
Total U.S. Government Sponsored Agency Obligations — 17.4%		6,542,269,313

U.S. Treasury Obligations
U.S. Treasury Bill (c):
0.13%, 8/23/12	160,000	159,969,231
0.14%, 9/06/12	250,000	249,935,562
0.14%, 11/08/12	140,000	139,929,222
U.S. Treasury Note:
1.38%, 10/15/12	200,000	200,736,811
0.38%, 10/31/12	300,000	300,271,589
1.38%, 11/15/12	250,000	251,183,169
3.38%, 11/30/12	175,000	177,357,132

U.S. Treasury Obligations	Par (000)	Value

1.38%, 3/15/13	$280,000	$282,289,442
1.13%, 6/15/13	120,000	121,008,142
Total U.S. Treasury Obligations — 5.0%		1,882,680,300

Repurchase Agreements
BNP Paribas Securities Corp. 0.19%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $250,003,958, collateralized by various U.S. government obligations, 4.50%, due 7/15/39 to 6/20/41, par and fair value of $350,000,595 and $255,000,001, respectively)	250,000	250,000,000
BNP Paribas Securities Corp. 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $310,005,167, collateralized by various corporate debt obligations, 0.59% to 7.88%, due 10/23/12 to 5/22/22, par and fair value of $298,648,073 and $319,300,001, respectively)	310,000	310,000,000
Citigroup Global Markets Inc., 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $850,011,333, collateralized by various U.S. Treasury obligations, 0.25% to 3.13%, due 3/31/14 to 5/15/21, par and fair value of $827,292,200 and $867,000,048, respectively)	850,000	850,000,000
Citigroup Global Markets Inc., 0.30%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $69,001,725, collateralized by U.S. Treasury obligations, 4.50%, due 5/15/38, par and fair value of $50,941,300 and $70,380,129, respectively)	69,000	69,000,000
Citigroup Global Markets Inc., 0.45%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $190,007,125, collateralized by various U.S. government obligations, U.S. Treasury obligations and municipal obligations, 0.00% to 7.94%, due 8/15/19 to 12/01/41, par and fair value of $194,919,800 and $204,451,097, respectively)	190,000	190,000,000
Citigroup Global Markets Inc., 0.55%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $250,011,458, collateralized by various U.S. government obligations, 0.00% to 4.50%, due 6/28/13 to 12/19/31, par and fair value of $244,231,000 and $255,000,302, respectively)	250,000	250,000,000
Credit Suisse Securities (USA) LLC, 0.78%, 8/03/12 (Purchased on 6/29/12 to be repurchased at $150,113,750, collateralized by various corporate debt obligations, 0.36% to 7.09%, due 2/15/32 to 9/25/47, par and fair value of $602,825,455 and $172,500,260, respectively)	150,000	150,000,000
Deutsche Bank Securities Inc., 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $874,014,567, collateralized by various U.S. Treasury obligations, 1.50% to 6.00%, due 11/30/13 to 8/15/40, par and fair value of $782,656,762 and $891,480,007, respectively)	874,000	874,000,000
Goldman Sachs & Co., 0.18%, 7/03/12 (Purchased on 6/29/12 to be repurchased at $200,004,000, collateralized by various U.S. government sponsored agency obligations, 2.43% to 5.65%, due 7/01/37 to 6/01/42, par and fair value of $224,259,896 and $204,000,000, respectively)	200,000	200,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	41

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

Goldman Sachs & Co., 0.19%, 7/05/12 (Purchased on 6/29/12 to be repurchased at $875,027,708, collateralized by various U.S. government obligations, 2.10% to 6.50%, due 1/01/18 to 7/01/42, par and fair value of $2,225,360,651 and $892,500,000, respectively)	$875,000	$875,000,000
Goldman Sachs & Co., 0.20%, 7/06/12 (Purchased on 6/29/12 to be repurchased at $750,029,167, collateralized by various U.S. government obligations, 2.18% to 9.00%, due 5/01/17 to 7/01/42, par and fair value of $1,411,499,942 and $765,000,000, respectively)	750,000	750,000,000
HSBC Securities (USA) Inc., 0.18%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $200,003,000, collateralized by various corporate debt obligations, 0.68% to 0.71%, due 3/21/19 to 8/15/21, par and fair value of $222,950,000 and $210,000,676, respectively)	200,000	200,000,000
JPMorgan Securities LLC, 0.45%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $60,002,250, collateralized by various corporate debt obligations, 0.99% to 6.63%, due 4/01/16 to 11/07/23, par and fair value of $62,637,000 and $63,000,379, respectively)	60,000	60,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $300,003,750, collateralized by various U.S. Treasury obligations, 0.63% to 2.25%, due 7/15/14 to 11/30/17, par and fair value of $297,654,300 and $306,000,104, respectively)	300,000	300,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $800,013,333, collateralized by various U.S. government obligations, 0.54% to 7.00%, due 9/15/20 to 6/16/43, par and fair value of $1,307,514,251 and $824,000,000, respectively)	800,000	800,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.25%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $100,002,083, collateralized by various U.S. government obligations, 3.50% to 4.00%, due 1/01/32 to 12/01/40, par and fair value of $107,482,438 and $102,000,001, respectively)	100,000	100,000,000
Morgan Stanley & Co. LLC, 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $221,972,960, collateralized by various U.S. Treasury obligations, 0.00% to 3.63%, due 10/04/12 to 2/15/21, par and fair value of $214,095,100 and $226,409,525, respectively)	221,970	221,970,000
Morgan Stanley & Co. LLC, 0.18%, 7/05/12 (Purchased on 6/29/12 to be repurchased at $500,015,000, collateralized by various U.S. government obligations, 2.22% to 6.50%, due 10/01/14 to 6/01/42, par and fair value of $908,676,593 and $510,000,001, respectively)	500,000	500,000,000

Repurchase Agreements	Par (000)	Value

Morgan Stanley & Co. LLC, 0.18%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $90,001,350, collateralized by various U.S. government obligations, 3.50%, due 6/01/42, par and fair value of $86,906,432 and $91,800,000, respectively)	$90,000	$90,000,000
Morgan Stanley & Co. LLC, 0.23%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $125,002,396, collateralized by various U.S. government obligations, 0.00% to 6.50%, due 8/01/25 to 7/01/42, par and fair value of $125,916,722 and $127,500,001, respectively)	125,000	125,000,000
RBS Securities Inc., 0.17%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $120,001,700, collateralized by various U.S. government obligations, 2.20% to 5.90%, due 11/01/33 to 7/01/42, par and fair value of $234,252,061 and $122,400,348, respectively)	120,000	120,000,000
RBS Securities Inc., 0.25%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $140,002,917, collateralized by various U.S. government obligations, 3.50% to 4.00%, due 1/01/27 to 4/01/42, par and fair value of $135,191,431 and $142,803,480, respectively)	140,000	140,000,000
Wells Fargo Bank Co. 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $320,005,333, collateralized by various corporate debt obligations, 0.00% to 12.75%, due 7/15/12 to 7/25/48, par and fair value of $4,064,832,432 and $335,077,883, respectively)	320,000	320,000,000
Total Repurchase Agreements — 20.6%		7,744,970,000
Total Investments (Cost — $37,412,971,226*) — 99.4%		37,412,971,226
Other Assets in Excess of Liabilities — 0.6%		210,070,205

Net Assets — 100.0%		$37,623,041,431

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (concluded)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$37,412,971,226	—	$37,412,971,226

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, cash in the amount of $2,050 would be categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	43

Schedule of Investments June 30, 2012 (Unaudited)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Euro
Mitsubishi UFJ Trust and Banking Corp., UK, 0.43%, 8/01/12	$175,000	$175,000,000
National Australia Bank Ltd., London (a):
0.47%, 12/20/12	87,000	87,000,000
0.45%, 1/16/13	100,000	100,000,000

		362,000,000
Yankee (b)
Bank of Montreal, Chicago:
0.21%, 8/29/12	50,000	50,000,000
0.20%, 8/29/12	50,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.37%, 7/11/12	168,000	168,000,000
Barclays Bank Plc, New York, 0.59%, 7/13/12	135,000	135,000,000
Canadian Imperial Bank of Commerce, New York, 0.33%, 1/02/13 (a)	162,470	162,470,000
Mizuho Corporate Bank Ltd., New York:
0.36%, 7/16/12	90,000	90,000,000
0.34%, 8/08/12	100,000	100,000,000
Natixis, New York, 0.48%, 8/01/12	200,000	200,000,000
Rabobank Nederland, New York (a):
0.65%, 4/24/13	91,500	91,500,000
0.62%, 5/09/13	75,000	75,000,000
Sumitomo Mitsui Banking Corp., New York, 0.40%, 9/10/12	150,000	150,000,000
Sumitomo Trust & Banking Co. Ltd., New York, 0.20%, 7/19/12	150,000	150,000,000
Svenska Handelsbanken, New York, 0.26%, 8/17/12	70,000	70,000,000
Westpac Banking Corp., New York, 0.34%, 1/04/13 (a)	125,000	125,000,000
Total Certificates of Deposit — 19.4%		1,978,970,000

Commercial Paper
Alpine Securitization Corp. (c):
0.21%, 7/10/12	100,000	99,994,750
0.21%, 7/11/12	115,000	114,993,292
Antalis US Funding Corp., 0.58%, 8/02/12 (c)	180,000	179,907,200
ASB Finance Ltd., London, 0.51%, 8/20/12 (c)	122,723	122,636,923
Atlantis One Funding Corp. (c):
0.36%, 9/10/12	145,000	144,897,050
0.54%, 10/12/12	179,450	179,176,469
Barclays Bank Plc, US Collateralized CP Notes Series 2010-1, 0.22%, 7/03/12 (c)	100,000	99,998,778
Barton Capital Corp., 0.43%, 7/06/12 (c)	50,000	49,997,014
BNZ International Funding, Ltd., 0.50%, 8/08/12 (c)	30,790	30,773,750
Commonwealth Bank of Australia, 0.38%, 1/14/13 (a)	110,000	110,000,000
DNB Bank ASA, 0.32%, 8/13/12 (c)	87,000	86,966,747
Erste Abwicklungsanstalt (c):
0.58%, 10/22/12	80,000	79,854,356
0.60%, 2/06/13	100,000	99,633,333
0.60%, 2/07/13	50,000	49,815,833
0.65%, 2/25/13	40,000	39,827,389
HSBC Bank Plc, 0.51%, 11/28/12 (c)	110,000	109,766,250
Kells Funding LLC (c):
0.43%, 7/11/12	50,000	49,994,028
0.54%, 9/06/12	50,000	49,949,750
0.59%, 9/12/12	100,000	99,880,361
0.54%, 9/20/12	30,000	29,963,550
0.52%, 10/03/12	91,000	90,876,442
Mizuho Funding LLC, 0.36%, 8/01/12 (c)	125,000	124,961,250

Commercial Paper	Par (000)	Value

Mont Blanc Capital Corp. (c):
0.45%, 7/09/12	$115,119	$115,107,488
0.42%, 9/10/12	75,000	74,937,875
Nieuw Amsterdam Receivables Corp. (c):
0.46%, 7/09/12	30,000	29,996,933
0.45%, 7/11/12	70,000	69,991,250
Nordea North America Inc. (c):
0.61%, 8/07/12	100,000	99,937,306
0.26%, 8/16/12	50,000	49,983,708
NRW. BANK, 0.25%, 7/11/12 (c)	110,000	109,992,361
Rabobank USA Financial Corp., 0.52%, 10/18/12 (c)	100,000	99,842,556
Solitaire Funding LLC, 0.28%, 7/09/12 (c)	50,000	49,996,889
Starbird Funding Corp., 0.45%, 7/10/12 (c)	63,000	62,992,913
Surrey Funding Corp., 0.22%, 7/11/12 (c)	35,000	34,997,861
Victory Receivables Corp. (c):
0.23%, 7/02/12	75,000	74,999,500
0.20%, 7/11/12	50,000	49,997,222
0.20%, 7/12/12	160,000	159,990,222
Westpac Banking Corp.:
0.50%, 7/09/12 (c)	80,000	79,991,111
0.48%, 7/10/12 (a)	115,000	115,000,000
Total Commercial Paper — 32.6%		3,321,619,710

Corporate Notes
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (a)	121,710	121,710,000
National Australia Bank Ltd., 2.50%, 1/08/13 (d)	40,650	41,061,836
Total Corporate Notes — 1.6%		162,771,836

Time Deposits
Bank of Nova Scotia, 0.11%, 7/02/12	250,000	250,000,000
Svenska Handelsbanken AB, 0.10%, 7/02/12	400,000	400,000,000
Total Time Deposits — 6.4%		650,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes (a):
0.24%, 7/26/12	125,000	124,998,290
0.27%, 8/23/12	100,000	100,002,957
0.32%, 1/10/13	121,000	120,987,113
0.38%, 5/17/13	103,000	102,972,147
0.22%, 6/20/14	115,000	114,954,930
Federal Farm Credit Banks Variable Rate Notes, 0.16%, 6/18/13 (a)	30,000	30,000,000
Federal Home Loan Bank:
0.24%, 9/20/12	100,000	100,021,232
0.20%, 12/06/12	100,000	100,011,778
0.16%, 1/25/13	82,000	81,977,358
0.18%, 2/01/13	34,000	34,001,444
0.17%, 2/01/13	75,000	74,998,678
0.17%, 2/06/13	50,000	49,999,172
0.16%, 2/08/13	52,000	51,986,131
0.20%, 3/01/13	50,000	49,992,378
Federal Home Loan Bank Discount Notes (c):
0.16%, 11/02/12	50,000	49,972,875
0.14%, 11/30/12	156,000	155,905,676
Freddie Mac Discount Notes, 0.12%, 10/11/12 (c)	75,000	74,974,500
Freddie Mac Variable Rate Notes (a):
0.38%, 9/03/13	75,000	74,982,214
0.18%, 9/13/13	246,700	246,520,140
0.21%, 11/04/13	100,000	99,986,596
Total U.S. Government Sponsored Agency Obligations — 18.0%		1,839,245,609

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2012

Schedule of Investments (concluded)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bill (c):
0.13%, 8/23/12	$100,000	$99,980,861
0.14%, 9/06/12	75,000	74,980,877
0.14%, 11/08/12	40,000	39,979,778
U.S. Treasury Note:
1.38%, 10/15/12	65,000	65,239,464
1.38%, 11/15/12	100,000	100,473,267
3.38%, 11/30/12	100,000	101,346,933
1.38%, 3/15/13	88,000	88,719,539
Total U.S. Treasury Obligations — 5.6%		570,720,719

Repurchase Agreements
BNP Paribas Securities Corp., 0.19%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $250,003,958, collateralized by various U.S. government obligations, 3.50% to 4.50%, due 9/20/40 to 5/20/42, par and fair value of $276,829,479 and $255,000,001, respectively)	250,000	250,000,000
BNP Paribas Securities Corp., 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $220,003,667, collateralized by various corporate debt obligations, 0.00% to 10.18%, due 4/07/14 to 6/30/30, par and fair value of $203,219,160 and $226,600,000, respectively)	220,000	220,000,000
Credit Suisse Securities (USA) LLC, 0.78%, 8/03/12 (Purchased on 6/29/12 to be repurchased at $50,037,917, collateralized by various corporate debt obligations, 0.35% to 0.90%, due 3/15/19 to 11/25/37, par and fair value of $420,611,113 and $57,500,991, respectively)	50,000	50,000,000
Deutsche Bank Securities Inc., 0.14%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $100,001,167, collateralized by U.S. Treasury obligations, 1.25%, due 4/30/19, par and fair value of $100,306,700 and $102,000,082, respectively)	100,000	100,000,000
Deutsche Bank Securities Inc., 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $250,004,167, collateralized by various U.S. government obligations and U.S. Treasury obligations, 0.38% to 6.50%, due 4/15/15 to 7/01/41, par and fair value of $301,074,919 and $257,000,039, respectively)	250,000	250,000,000
Goldman Sachs & Co., 0.19%, 7/05/12 (Purchased on 6/29/12 to be repurchased at $125,003,958, collateralized by various U.S. government obligations, 4.00% to 5.50%, due 10/01/31 to 12/01/40, par and fair value of $262,875,143 and $127,500,001, respectively)	125,000	125,000,000
JPMorgan Securities LLC, 0.25%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $110,002,292, collateralized by various corporate debt obligations, 0.49% to 6.20%, due 3/15/19 to 12/10/49, par and fair value of $185,623,305 and $115,505,038, respectively)	110,000	110,000,000
JPMorgan Securities LLC, 0.45%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $30,001,125, collateralized by corporate debt obligations, 1.06%, due 5/15/17, par and fair value of $31,420,000 and $31,500,267, respectively)	30,000	30,000,000

Repurchase Agreements	Par (000)	Value

Morgan Stanley & Co. LLC, 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $270,256,603, collateralized by U.S. Treasury obligations, 0.63%, due 7/15/14, par and fair value of $273,256,100 and $275,658,096, respectively)	$270,253	$270,253,000
RBS Securities Inc., 0.17%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $90,001,275, collateralized by various U.S. government obligations, 2.52% to 4.15%, due 3/01/37 to 6/01/42, par and fair value of $111,405,404 and $91,802,659, respectively)	90,000	90,000,000
Wells Fargo Bank Co. 0.20%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $180,003,000, collateralized by various corporate debt obligations, 0.00% to 6.50%, due 9/17/12 to 6/11/50, par and fair value of $176,422,976 and $186,896,094, respectively)	180,000	180,000,000
Total Repurchase Agreements — 16.4%		1,675,253,000
Total Investments (Cost — $10,198,580,874*) — 100.0%		10,198,580,874
Other Assets in Excess of Liabilities — 0.0%		2,752,078

Net Assets — 100.0%		$10,201,332,952

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$10,198,580,874	—	$10,198,580,874

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, cash in the amount of $24,395 would be categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	45

Schedule of Investments June 30, 2012 (Unaudited)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bill (a):
0.13%, 8/23/12	$45,000	$44,991,719
0.14%, 8/30/12	25,000	24,994,167
0.15%, 9/13/12	11,600	11,596,423
0.15%, 9/20/12	40,000	39,986,500
0.14%, 10/04/12	75,676	75,647,593
0.15%, 10/11/12	25,000	24,989,375
0.13%, 10/18/12	20,000	19,992,128
0.13%, 10/25/12	65,000	64,972,531
0.15%, 11/01/12	30,000	29,985,137
0.15%, 11/15/12	35,000	34,984,968
0.15%, 11/23/12	50,000	49,970,799
0.15%, 11/29/12	40,000	39,975,672
0.13%, 12/06/12	25,000	24,985,736
0.15%, 12/20/12	50,000	49,964,167
0.15%, 12/27/12	85,000	84,936,517
0.18%, 3/07/13	14,969	14,950,381
0.19%, 5/02/13	15,000	14,976,744
0.19%, 5/30/13	5,000	4,991,212
U.S. Treasury Note:
0.38%, 8/31/12	9,000	9,003,927
1.38%, 9/15/12	12,000	12,030,200
1.38%, 10/15/12	5,000	5,017,943
1.38%, 11/15/12	9,000	9,040,090
1.38%, 3/15/13	8,000	8,065,748
0.50%, 5/31/13	5,000	5,012,488
Total U.S. Treasury Obligations — 29.0%		705,062,165

Repurchase Agreements
BNP Paribas Securities Corp., 0.13%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $277,003,001, collateralized by various U.S. Treasury obligations, 0.00% to 0.50%, due 8/30/12 to 4/30/14, par and fair value of $282,475,200 and $282,542,779, respectively)	277,000	277,000,000
Citigroup Global Markets Inc., 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $242,003,227, collateralized by U.S. Treasury obligations, 6.63%, due 2/15/27, par and fair value of $153,745,500 and $246,840,052, respectively)	242,000	242,000,000
Credit Suisse Securities (USA) LLC, 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $111,001,388, collateralized by U.S. Treasury obligations, 2.50%, due 3/31/15, par and fair value of $106,425,000 and $113,223,172, respectively)	111,000	111,000,000
Deutsche Bank Securities Inc., 0.14%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $100,001,167, collateralized by various U.S. Treasury obligations, 0.00% to 3.13%, due 8/23/12 to 8/31/13, par and fair value of $100,032,100 and $102,000,046, respectively)	100,000	100,000,000
HSBC Securities (USA) Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $155,001,938, collateralized by various U.S. Treasury obligations, 2.38% to 4.50%, due 8/31/13 to 5/15/38, par and fair value of $141,983,400 and $158,105,535, respectively)	155,000	155,000,000
JPMorgan Securities LLC, 0.14%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $100,001,167, collateralized by various U.S. Treasury obligations, 1.38% to 8.75%, due 11/15/12 to 8/15/40, par and fair value of $79,436,900 and $102,001,238, respectively)	100,000	100,000,000

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $125,001,563, collateralized by U.S. Treasury obligations, 0.00%, due 4/04/13, par and fair value of $127,678,200 and $127,500,089, respectively)	$125,000	$125,000,000
Morgan Stanley & Co. LLC, 0.16%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $407,299,431, collateralized by various U.S. Treasury obligations, 0.63% to 7.13%, due 11/30/13 to 2/15/23, par and fair value of $396,445,800 and $415,439,973, respectively)	407,294	407,294,000
RBS Securities Inc., 0.15%, 7/02/12 (Purchased on 6/29/12 to be repurchased at $207,002,588, collateralized by U.S. Treasury obligations, 3.13%, 5/15/21, par and fair value of $183,705,000 and $211,145,270, respectively)	207,000	207,000,000
Total Repurchase Agreements — 71.0%		1,724,294,000
Total Investments (Cost — $2,429,356,165*) — 100.0%		2,429,356,165
Liabilities in Excess of Other Assets — (0.0)%		(620)

Net Assets — 100.0%		$2,429,355,545

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Secu rities[1]	—	$2,429,356,165	—	$2,429,356,165

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2012, cash in the amount of $1,577 would be categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2012

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2012 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$29,668,001,226	$8,523,327,874	$705,062,165
Repurchase agreements — unaffiliated[2]	$6,137,000	7,744,970,000	1,675,253,000	1,724,294,000
Investments sold receivable	—	199,990,000	—	—
Contributions receivable from investors	2	438	8,199	—
Cash	625	2,050	24,395	1,577
Interest receivable	56	12,348,797	3,406,227	138,684
Receivable from advisor	1,054	—	—	—

Total assets	6,138,737	37,625,312,511	10,202,019,695	2,429,496,426

Liabilities
Investment advisory fees payable	—	2,130,607	622,463	120,445
Professional fees payable	9,130	50,945	27,017	14,366
Trustees’ fees payable	445	89,528	37,263	6,070

Total liabilities	9,575	2,271,080	686,743	140,881

Net Assets	$6,129,162	$37,623,041,431	$10,201,332,952	$2,429,355,545

Net Assets Consist of
Investors’ capital	$6,129,162	$37,623,041,431	$10,201,332,952	$2,429,355,545

[1] Investments at cost — unaffiliated	—	$29,668,001,226	$8,523,327,874	$705,062,165

[2] Repurchase agreements at cost — unaffiliated	$6,137,000	$7,744,970,000	$1,675,253,000	$1,724,294,000

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2012 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Income	$7,117	$59,372,992	$17,306,836	$1,096,882

Total income	7,117	59,372,992	17,306,836	1,096,882

Expenses
Investment advisory	4,948	17,771,602	5,412,677	841,707
Professional	8,073	36,306	20,650	11,936
Independent Trustees	1,482	172,232	60,518	11,208

Total expenses	14,503	17,980,140	5,493,845	864,851
Less fees waived by advisor	(11,136)	(5,540,019)	(1,704,971)	(284,621)

Total expenses after fees waived	3,367	12,440,121	3,788,874	580,230

Net investment income	3,750	46,932,871	13,517,962	516,652

Realized Gain
Net realized gain from investments	—	912,542	623,399	19,586

Net Increase in Net Assets Resulting from Operations	$3,750	$47,845,413	$14,141,361	$536,238

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	47

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$3,750	$101,405	$46,932,871	$60,329,486
Net realized gain	—	—	912,542	1,791,140

Net increase in net assets resulting from operations	3,750	101,405	47,845,413	62,120,626

Capital Transactions
Proceeds from contributions	20,294,322	1,348,250,366	35,304,682,955	52,848,164,282
Value of withdrawals	(24,523,716)	(1,364,470,587)	(26,257,533,486)	(44,389,795,004)

Net increase (decrease) in net assets derived from capital transactions	(4,229,394)	(16,220,221)	9,047,149,469	8,458,369,278

Net Assets
Total increase (decrease) in net assets	(4,225,644)	(16,118,816)	9,094,994,882	8,520,489,904
Beginning of period	10,354,806	26,473,622	28,528,046,549	20,007,556,645

End of period	$6,129,162	$10,354,806	$37,623,041,431	$28,528,046,549

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Operations
Net investment income	$13,517,962	$22,972,083	$516,652	$551,263
Net realized gain	623,399	1,678,063	19,586	34,809

Net increase in net assets resulting from operations	14,141,361	24,650,146	536,238	586,072

Capital Transactions
Proceeds from contributions	26,169,936,615	47,593,540,246	10,000,720,294	18,466,639,450
Value of withdrawals	(26,715,042,255)	(46,956,950,307)	(9,174,368,828)	(19,065,391,442)

Net increase (decrease) in net assets derived from capital transactions	(545,105,640)	636,589,939	826,351,466	(598,751,992)

Net Assets
Total increase (decrease) in net assets	(530,964,279)	661,240,085	826,887,704	(598,165,920)
Beginning of period	10,732,297,231	10,071,057,146	1,602,467,841	2,200,633,761

End of period	$10,201,332,952	$10,732,297,231	$2,429,355,545	$1,602,467,841

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2012

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.05%	[1]	0.08%	0.13%	0.12%	1.99%		5.20%

Ratios to Average Net Assets
Total expenses	0.29%	[2]	0.12%	0.11%	0.10%	0.10%		0.12%

Total expenses after fees waived	0.07%	[2]	0.07%	0.02%	0.05%	0.05%		0.07%

Net investment income	0.08%	[2]	0.09%	0.11%	0.12%	0.59%		4.93%

Supplemental Data
Net assets, end of period (000)	$6,129		$10,355	$26,474	$656,444	$1,717,936		$107,835

	Money Market Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.14%	[1]	0.23%	0.27%	0.48%	2.90%	[3]	5.40%

Ratios to Average Net Assets
Total expenses	0.10%	[2]	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.07%	[2]	0.07%	0.07%	0.07%	0.07%		0.07%

Net investment income	0.26%	[2]	0.22%	0.26%	0.48%	2.88%		5.23%

Supplemental Data
Net assets, end of period (000)	$37,623,041		$28,528,047	$20,007,557	$21,134,748	$22,488,961		$31,492,404

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BlackRock Fund Advisors (“BFA” or the “Manager”) at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.89%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2012	49

Financial Highlights (concluded)	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.13%	[1]	0.21%	0.25%	0.37%	2.88%	[2]	5.37%

Ratios to Average Net Assets
Total expenses	0.10%	[3]	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.07%	[3]	0.07%	0.07%	0.07%	0.06%		0.07%

Net investment income	0.25%	[3]	0.21%	0.25%	0.41%	2.77%		5.23%

Supplemental Data
Net assets, end of period (000)	$10,201,333		$10,732,297	$10,071,057	$12,208,516	$16,570,735		$11,022,281

	Treasury Money Market Master Portfolio
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.04%	[1]	0.09%	0.13%	0.11%	1.64%		4.98%

Ratios to Average Net Assets
Total expenses	0.10%	[3]	0.10%	0.10%	0.10%	0.10%		0.12%

Total expenses after fees waived	0.07%	[3]	0.06%	0.06%	0.05%	0.02%		0.01%

Net investment income	0.06%	[3]	0.03%	0.13%	0.10%	0.48%		4.81%

Supplemental Data
Net assets, end of period (000)	$2,429,356		$1,602,468	$2,200,634	$4,288,938	$1,650,804		$203,422

[1]	Aggregate total investment return.

[2]

For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BFA at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.87%.

[3]	Annualized.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2012

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Master Portfolios may invest in repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee at an annual rate of 0.10% of the average daily

BLACKROCK FUNDS III	JUNE 30, 2012	51

Notes to Financial Statements (concluded)	Master Investment Portfolio

value of the Master Portfolio’s net assets. BFA has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2013. BFA has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain a minimum daily net investment income dividend. BFA may discontinue the voluntary waiver at anytime. For the six months ended June 30, 2012, the amounts included in fees waived by advisor in the Statements of Operations are as follows:

Government Money Market Master Portfolio	$1,581
Money Market Master Portfolio	$5,331,481
Prime Money Market Master Portfolio	$1,623,803
Treasury Money Market Master Portfolio	$261,477

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2013. The amounts waived are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2012, such waiver amounts are as follows:

Government Money Market Master Portfolio	$9,555
Money Market Master Portfolio	$208,538
Prime Money Market Master Portfolio	$81,168
Treasury Money Market Master Portfolio	$23,144

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Borrowings:

The Master Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. Each Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November

2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, administration and arrangement fees were allocated to the Master Portfolios based on its net assets as of October 31, 2011. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2012.

4. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

52	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Money Market Master Portfolio, Prime Money Market Master Portfolio, Government Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the

Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolios’ and the Portfolios’ investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by

BLACKROCK FUNDS III	JUNE 30, 2012	53

Disclosure of Investment Advisory Agreement (continued)

BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (f) sales and redemption data regarding each Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2013. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and each Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Master Portfolio’s investment results correspond directly to the investment results of the applicable Portfolio. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the

54	BLACKROCK FUNDS III	JUNE 30, 2012

Disclosure of Investment Advisory Agreement (continued)

investment performance of each Portfolio as compared to funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that, in general, each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board noted that BlackRock Cash Funds: Government performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that the Portfolio performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, due to the modest portfolio size and inherent volatility of the shareholder base, the Portfolio has consistently taken minimal interest rate risk by investing in short-dated repo contracts collateralized by agency mortgage securities. Given the general existence of a positively sloped yield curve since the Portfolio’s inception, the conservative positioning of the Portfolio has contributed to the relative underperformance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Portfolio’s/Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Master Portfolio’s/Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared each Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Master Portfolio and Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual advisory fee ratio of each Master Portfolio was lower than or equal to the median contractual advisory fee ratio paid by the corresponding Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fees for each Master Portfolio and that BlackRock and its affiliates have agreed to provide an offsetting credit against certain expenses incurred by each Master Portfolio and Portfolio. BlackRock and each Portfolio’s administrator have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Portfolio and corresponding Master Portfolio to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate

BLACKROCK FUNDS III	JUNE 30, 2012	55

Disclosure of Investment Advisory Agreement (concluded)

or structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the pertinent Master Portfolio. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	BLACKROCK FUNDS III	JUNE 30, 2012

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

David O. Beim, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Paul L. Audet, Trustee

Henry Gabbay, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 14, 2012, Ian A. MacKinnon became a Director of the Trust/MIP.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust/MIP and Benjamin Archibald became Secretary of the Trust/MIP.

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors LLC

Wilmington, DE 19809

Custodian, Transfer Agent and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2012	57

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses [open end only], annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (202) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (877) 244-1544.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (877) 244-1544; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (877) 244-1544 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (877) 244-1544 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	BLACKROCK FUNDS III	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2012	59

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 768-2836. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

# MMF4-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous

Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2012

4